UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07538

LORD ABBETT SECURITIES TRUST
(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, NJ 07302-3973

(Address of principal executive offices) (Zip code)

Lawrence B. Stoller, Esq.
Vice President, Secretary, and Chief Legal Officer
90 Hudson Street, Jersey City, New Jersey 07302-3973

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 522-2388

Date of fiscal year end: 10/31

Date of reporting period: 10/31/2022

Item 1:	Report(s) to Shareholders.

LORD ABBETT
ANNUAL REPORT

Lord Abbett
Alpha Strategy Fund	Health Care Fund
Focused Growth Fund	International Equity Fund
Focused Large Cap Value Fund	International Opportunities Fund
Focused Small Cap Value Fund	International Value Fund
Fundamental Equity Fund	Micro Cap Growth Fund
Global Equity Fund	Value Opportunities Fund
Growth Leaders Fund

For the fiscal year ended October 31, 2022

Table of Contents

1	A Letter to Shareholders

47	Investment Comparisons

63	Information About Your Fund’s Expenses and Holdings Presented by Portfolio Allocation/Sector

Schedules of Investments:

90	Alpha Strategy Fund

91	Focused Growth Fund

93	Focused Large Cap Value Fund

95	Focused Small Cap Value Fund

97	Fundamental Equity Fund

100	Global Equity Fund

105	Growth Leaders Fund

108	Health Care Fund

111	International Equity Fund

117	International Opportunities Fund

123	International Value Fund

127	Micro Cap Growth Fund

130	Value Opportunities Fund

134	Statements of Assets and Liabilities

142	Statements of Operations

150	Statements of Changes in Net Assets

164	Financial Highlights

212	Notes to Financial Statements

250	Report of Independent Registered Public Accounting Firm

252	Supplemental Information to Shareholders

Lord Abbett Securities Trust
Lord Abbett Alpha Strategy Fund, Lord Abbett Focused Growth Fund, Lord Abbett Focused Large Cap Value Fund, Lord Abbett Focused Small Cap Value Fund, Lord Abbett Fundamental Equity Fund, Lord Abbett Global Equity Fund, Lord Abbett Growth Leaders Fund, Lord Abbett Health Care Fund, Lord Abbett International Equity Fund, Lord Abbett International Opportunities Fund, Lord Abbett International Value Fund, Lord Abbett Micro Cap Growth Fund, and Lord Abbett Value Opportunities Fund
Annual Report

For the fiscal year ended October 31, 2022

From left to right: James L.L. Tullis, Independent Chairman of the Lord Abbett Funds and Douglas B. Sieg, Trustee, President and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Funds for the fiscal year ended October 31, 2022. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and timely information about the Funds, please visit our website at www.lordabbett.com, where you can also access the quarterly commentaries that provide updates on each Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg
Trustee, President and Chief Executive Officer

Lord Abbett Alpha Strategy Fund

For the fiscal year ended October 31, 2022, the Fund returned -24.25%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the Russell 2000® Index,1 which returned -18.54% over the same period.

U.S. markets faced many challenges throughout the twelve-month period ending October 31, 2022, including the emergence of the Omicron variant of COVID-19, supply chain dislocations, labor shortages, inflationary pressures, less accommodative fiscal and monetary policy, and Russia’s invasion of Ukraine. The Dow Jones Industrial Average and S&P 500® Index fell -6.74% and -14.61%, respectively, while the tech-heavy Nasdaq Composite lost -28.56%. Value stocks2 significantly outperformed growth stocks3 (-7.25% vs -24.67%), while large cap stocks4 outperformed small cap stocks5 (-16.38% vs -18.54%).

The period began with global markets grappling with the emergence of the newly discovered Omicron variant. In November 2021 the World Health Organization designated the mutation as a “variant of concern”, leading to one of the largest selloffs of U.S. risk assets since the start of the pandemic, as fears that the world would succumb to a new wave of infections emerged. U.S. cases hit the highest levels of the pandemic in December, rising above 580,000 new cases on the last week of the month and more than doubling the previous record high. Yet, the negative sentiment regarding Omicron quickly reversed as cases proved to be generally less severe than prior strains. There was also increased positive market sentiment after the Center for Disease Control shortened its suggested isolation policy for those infected from 10 days to five.

Inflationary concerns began to take focus towards the end of 2021 before becoming a dominant headline throughout the period. Headline core consumer price index readings had hovered a little above 5% year-over-year for most of 2021, which led investors to question whether this period of rising prices would be more persistent than originally thought. However, this debate was intensified by November’s headline consumer price index rising 6.8% year-over-year, the fastest pace since 1982. The sharp increase in prices was generally due to an imbalance between supply and demand dynamics across multiple industries, led initially by energy, food, and used cars. Inflation readings continued to climb throughout the first half of 2022, peaking at 9.1% year-over-year in June.

Energy costs were the primary driver of inflation for the period, rising more than 30% year-over-year by the end of June. The energy sector, which had been subject to rising consumer demand as global economies reopened from lockdowns induced by COVID-19, faced added friction with Russia’s invasion of Ukraine. Investors were concerned about the secondary effects of the war, particularly from a commodity and supply chain standpoint. Russia has been a large global exporter of oil and certain minerals, and the various sanctions set on Russia from Western nations led to a surge in commodity prices, with crude oil reaching over $100 per barrel for the first time since 2014.

The surge in prices forced the U.S. Federal Reserve (Fed) into a more aggressive approach to combating inflation. After remaining mostly consistent in its messaging around expectations that price pressures would be transitory, elevated and more persistent inflation pressures caused the Fed to move the target federal funds rate into more restrictive territory. This resulted in a 25-basis point (bps) hike in the federal funds rate at the March Federal Open Market Committee meeting, the first hike in more than three years. Five additional rate hikes of 50 bps, 75 bps, 75 bps, 75 bps, and 75 bps, respectively, followed in the succeeding months as inflation prints continued to come in hotter than expected, resulting in a federal funds rate of 4.00% by November 2, 2022, which was widely anticipated by the market as of the end of the fiscal year. Bond yields shot up in anticipation of this aggressive policy, leading to a bearish curve flattening trend and ultimately periods of brief yield curve inversion, as shorter-term yields moved higher than longer-term yields.

Separately, global markets were faced with increased geopolitical tensions due to the Russian invasion of Ukraine on February 23rd. Tensions remained elevated for the remainder of the twelve-month period, as Russia continued to weaponize energy flows, annexed four Ukrainian regions, and ratcheted up its nuclear warnings. In addition, the rhetoric between the U.S. and China over Taiwan further heated up after U.S. House of Representatives Speaker Nancy Pelosi visited Taiwan in August. China responded to the trip with large-scale military drills, which led to a pledge by U.S. President Joe Biden to defend the democratically governed island.

Key macroeconomic indicators mostly continued to trend lower throughout the period, with the U.S. reporting negative gross domestic product of -1.6% in the first quarter of 2022 and -0.9% in the second quarter before returning to growth in the third quarter. Worries among investors that a recession was pending continued to grow, which ultimately led consumer sentiment to drop to levels worse than during the COVID-19 pandemic and the global financial crisis of 2008, as measured by The University of Michigan’s index of consumer sentiment.

Despite rising recessionary signs, select bright spots in the U.S. economy supported the idea that a potential recession would be shallow. For example, one of the most positive developments seemed to be the traction behind the peak inflation narrative, which included a 99 day stretch of declines in U.S. gasoline prices. In addition, apartment rents fell for the first time in nearly two years in July and lumber prices were off more than 70% from their March peak late in the third quarter, back to pre-COVID levels. Second quarter earnings season also generated many “better-than-feared” takeaways, including plenty of commentary about relatively stable demand and pricing power continuing to protect margins. Capital return and capital expenditures were also mentioned as relative bright spots as companies flagged easing labor shortages and supply chain constraints. The U.S. labor market also remained strong over the period, with the national unemployment rate at 3.7% as of the end of October.

The Fund is a “fund of funds” that invests in affiliated mutual funds managed by Lord Abbett. Under normal conditions, through the underlying funds, the Fund indirectly invests in the equity securities of U.S. and foreign micro-cap, small, and mid-sized companies. The Fund uses a “blend” strategy to gain exposure to both growth and value stocks.

The Fund’s exposure to domestic small-cap growth stocks within the Lord Abbett Developing Growth Fund was the largest detractor from relative performance over the period. As a result of supply chain dislocations, labor shortages, inflationary pressures, restrictive fiscal and monetary policy, and geopolitical tensions surrounding Russia’s invasion of Ukraine, high innovation small and midcap companies, particularly those aggressively reinvesting in R&D to drive future revenues and earnings, underperformed lower growth, lower valuation names within the index as the market has largely expressed a technical preference for companies with positive earnings today, compared to larger growth potential in the future.

In addition, the Fund’s allocation to international small-cap stocks within the Lord Abbett International Opportunities

Fund was a notable detractor from relative performance, as international equity markets were less resilient against the aforementioned headwinds relative to domestic equities.

The Fund’s weightings in domestic small-cap value stocks within the Lord Abbett Focused Small Cap Value Fund and the Lord Abbett Small Cap Value Fund were the largest contributors to relative performance over the period. Both Funds employ a fundamental, bottom-up individual stock selection strategy that focuses on quality companies with compelling valuation over a long-term horizon. As such, the relative outperformance over the period was largely a result of the market expressing technical preference for higher quality, lower valuation names within the broader index.

Lord Abbett Focused Growth Fund

For the fiscal year ended October 31, 2022, the Fund returned -36.92%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the Russell 1000® Growth Index,6 which returned -24.60% over the same period.

U.S. markets faced many challenges throughout the twelve-month period ending October 31, 2022, including the emergence of the Omicron variant of COVID-19, supply chain dislocations, labor shortages, inflationary pressures, less accommodative fiscal and monetary policy, and Russia’s invasion of Ukraine. The Dow Jones Industrial

Average and S&P 500® Index fell -6.74% and -14.61%, respectively, while the tech-heavy Nasdaq Composite lost -28.56%. Value stocks2 significantly outperformed growth stocks3 (-7.25% vs -24.67%), while large cap stocks4 outperformed small cap stocks5 (-16.38% vs -18.54%).

The period began with global markets grappling with the emergence of the newly discovered Omicron variant. In November 2021 the World Health Organization designated the mutation as a “variant of concern”, leading to one of the largest selloffs of U.S. risk assets since the start of the pandemic, as fears that the world would succumb to a new wave of infections emerged. U.S. cases hit the highest levels of the pandemic in December, rising above 580,000 new cases on the last week of the month and more than doubling the previous record high. Yet, the negative sentiment regarding Omicron quickly reversed as cases proved to be generally less severe than prior strains. There was also increased positive market sentiment after the Center for Disease Control shortened its suggested isolation policy for those infected from 10 days to five.

Inflationary concerns began to take focus towards the end of 2021 before becoming a dominant headline throughout the period. Headline core consumer price index readings had hovered a little above 5% year-over-year for most of 2021, which led investors to question whether this period of rising prices would be more persistent than originally thought. However, this debate was intensified by November’s headline consumer price index rising 6.8% year-over-year, the fastest pace since 1982. The sharp increase in prices was generally due to an imbalance between supply and demand dynamics across multiple industries, led initially by energy, food, and used cars. Inflation readings continued to climb throughout the first half of 2022, peaking at 9.1% year-over-year in June.

Energy costs were the primary driver of inflation for the period, rising more than 30% year-over-year by the end of June. The energy sector, which had been subject to rising consumer demand as global economies reopened from lockdowns induced by COVID-19, faced added friction with Russia’s invasion of Ukraine. Investors were concerned about the secondary effects of the war, particularly from a commodity and supply chain standpoint. Russia has been a large global exporter of oil and certain minerals, and the various sanctions set on Russia from Western nations led to a surge in commodity prices, with crude oil reaching over $100 per barrel for the first time since 2014.

The surge in prices forced the U.S. Federal Reserve (Fed) into a more aggressive approach to combating inflation. After remaining mostly consistent in its messaging around expectations that price pressures would be transitory, elevated and more persistent inflation pressures caused the Fed to move the target federal funds rate into more restrictive territory. This resulted in a 25-basis point (bps) hike in the federal funds rate at the March Federal Open Market Committee meeting, the first hike in more than three years. Five additional rate hikes of 50 bps, 75 bps, 75 bps, 75 bps, and 75 bps, respectively, followed in the succeeding months as inflation prints continued to come in hotter than expected, resulting in a federal funds rate of 4.00% by November 2, 2022, which was widely anticipated by the market as of the end of the fiscal year. Bond yields shot up in anticipation of this aggressive policy, leading to a bearish curve flattening trend and ultimately periods of brief yield curve inversion, as shorter-term yields moved higher than longer-term yields.

Separately, global markets were faced with increased geopolitical tensions due to the Russian invasion of Ukraine on February 23rd. Tensions remained elevated for the remainder of the twelve-month period, as Russia continued to weaponize energy flows, annexed four Ukrainian regions, and ratcheted up its nuclear warnings. In addition, the rhetoric between the U.S. and China over Taiwan further heated up after U.S. House of Representatives Speaker Nancy Pelosi visited Taiwan in August. China responded to the trip with large-scale military drills, which led to a pledge by U.S. President Joe Biden to defend the democratically governed island.

Key macroeconomic indicators mostly continued to trend lower throughout the period, with the U.S. reporting negative gross domestic product of -1.6% in the first quarter of 2022 and -0.9% in the second quarter before returning to growth in the third quarter. Worries among investors that a recession was pending continued to grow, which ultimately led consumer sentiment to drop to levels worse than during the COVID-19 pandemic and the global financial crisis of 2008, as measured by The University of Michigan’s index of consumer sentiment.

Despite rising recessionary signs, select bright spots in the U.S. economy supported the idea that a potential recession would be shallow. For example, one of the most positive developments seemed to be the traction behind the peak inflation narrative, which included a 99 day stretch of declines in U.S. gasoline prices. In addition, apartment rents fell for the first time in nearly two years in July and lumber prices were off more than 70% from their March peak late in the third quarter, back to pre-COVID levels. Second quarter earnings season also generated a lot of “better-than-feared” takeaways, including plenty of commentary about relatively stable demand and pricing power continuing to protect margins. Capital return and capital expenditures were also mentioned as relative bright spots as companies flagged easing labor shortages and supply chain constraints. The U.S. labor market also remained strong over the period, with the national unemployment rate at 3.7% as of the end of October.

From an industry standpoint, the portfolio’s allocation to stocks within the software industry was a primary drag on performance over the period. For example, the portfolio’s position in Atlassian Corporation, a developer of products for software developers, project managers and other software development teams, was a notable detractor as many stocks within the industry suffered significant valuation compression as a result of supply chain dislocations, labor shortages, inflationary pressures, less accommodative fiscal and monetary policy, and heightened recessionary fears. That said, we view this largely as a price correction as many of these companies continue to exhibit strong operating momentum and possess bright futures.

The portfolio’s position in EPAM Systems, Inc., a developer of software products and digital platform engineering services, was the largest detractor from relative performance over the period. After sustained stock price appreciation since the beginning of the pandemic, EPAM stock quickly moved into a period of consolidation in the first quarter of 2022 as the high-growth and richly valued technology stock was adversely impacted by the rotation away from growth to value. Additionally, EPAM was also negatively impacted by the Russian invasion of Ukraine, as a large percentage of its workforce is based in Ukraine, Russia, and Belarus. We exited the position shortly after the invasion.

Conversely, not owning Meta Platforms, Inc., a technology company that engages in the development of social media applications, had the largest contribution to the portfolio’s relative performance over the period. The portfolio has maintained a zero weight in Meta stock since December 2021 as it has not aligned with our investment process. In regard to our decision to exit the position, we have been concerned about the company’s inability to manage data privacy and controversial speech on its sites. The company has also acknowledged issues regarding Apple’s iOS privacy changes and advertiser challenges - citing supply chain and other macro issues as prominent headwinds. Lastly, we considered Facebook’s name change to Meta Platforms and quick pivot to the metaverse, a new and uncertain area, as a red flag, as we questioned the need for such a shift and concluded that the company must be concerned about the growth prospects of its existing business.

The portfolio’s position in Enphase Energy, Inc., an energy technology company that develops and manufactures solar micro-inverters, battery energy storage, and electric vehicle charging stations, was also a prominent contributor to relative performance over the period. Enphase has benefited greatly from increased demand for solar solutions in Europe as a result of persistent energy shortages. In the company’s most recent quarterly earnings report, management reported top- and bottom-line earnings results that exceeded consensus expectations. Notably, Enphase reported strong revenue growth driven by growth in microinverter and IQ Battery shipments. As of the end of the fiscal year, Enphase is one of the portfolio’s top active overweights.

Lord Abbett Focused Large Cap Fund

For the fiscal year ended October 31, 2022, the Fund returned -8.69%, reflecting performance at the net asset value (“NAV”) of Class A shares with all distributions reinvested, compared to its benchmark, the Russell 1000® Value Index7, which returned -7.00% over the same period.

U.S. markets faced many challenges throughout the twelve-month period ending October 31, 2022, including the emergence of the Omicron variant of COVID-19, supply chain dislocations, labor shortages, inflationary pressures, less accommodative fiscal and monetary policy, and Russia’s invasion of Ukraine. The Dow Jones Industrial Average and S&P 500® Index fell -6.74% and -14.61%, respectively, while the tech-heavy Nasdaq Composite lost -28.56%. Value stocks2 significantly outperformed growth stocks3 (-7.25% vs -24.67%), while large cap stocks4 outperformed small cap stocks5 (-16.38% vs -18.54%).

The period began with global markets grappling with the emergence of the newly discovered Omicron variant. In November 2021 the World Health Organization designated the mutation as a “variant of concern”, leading to one of the largest selloffs of U.S. risk assets since the start of the pandemic, as fears that the world would succumb to a new wave of infections emerged. U.S. cases hit the highest levels of the pandemic in December, rising above 580,000 new cases on the last week of the month and more than doubling the previous record high. Yet, the negative sentiment regarding Omicron quickly reversed as cases proved to be generally less severe than prior strains. There was also increased positive market sentiment after the Center for Disease Control shortened its suggested isolation policy for those infected from 10 days to five.

Inflationary concerns began to take focus towards the end of 2021 before becoming a dominant headline throughout the period. Headline core consumer price index readings had hovered a little above 5% year-over-year for most of 2021, which led investors to question whether this period of rising prices would be more persistent than originally thought. However, this debate was intensified by November’s headline consumer price index rising 6.8% year-over-year, the fastest pace since 1982. The sharp increase in prices was generally due to an imbalance between supply and demand dynamics across multiple industries, led initially by energy, food, and used cars. Inflation readings continued to climb throughout the first half of 2022, peaking at 9.1% year-over-year in June.

Energy costs were the primary driver of inflation for the period, rising more than 30% year-over-year by the end of June. The energy sector, which had been subject to rising consumer demand as global economies reopened from lockdowns induced by COVID-19, faced added friction with Russia’s invasion of Ukraine. Investors were concerned about the secondary effects of the war, particularly from a commodity and supply chain standpoint. Russia has been a large global exporter of oil and certain minerals, and the various sanctions set on Russia from Western nations led to a surge in commodity prices, with crude oil reaching over $100 per barrel for the first time since 2014.

The surge in prices forced the U.S. Federal Reserve (Fed) into a more aggressive approach to combating inflation. After remaining mostly consistent in its messaging around expectations that price pressures would be transitory, elevated and more persistent inflation pressures caused the Fed to move the target federal funds rate into more restrictive territory. This resulted in a 25-basis point (bps) hike in the federal funds rate at the March Federal Open Market Committee meeting, the first hike in more than three years. Five additional rate hikes of 50 bps, 75 bps, 75 bps, 75 bps, and 75 bps, respectively, followed in the succeeding months as inflation prints continued to come in hotter than expected, resulting in a federal funds rate of 4.00% by November 2, 2022, which was widely anticipated by the market as of the end of the fiscal year. Bond yields shot up in anticipation of this aggressive policy, leading to a bearish curve flattening trend and ultimately periods of brief yield curve inversion, as shorter-term yields moved higher than longer-term yields.

Separately, global markets were faced with increased geopolitical tensions due to the Russian invasion of Ukraine on February 23rd. Tensions remained elevated for the remainder of the twelve-month period, as Russia continued to weaponize energy flows, annexed four Ukrainian regions, and ratcheted up its nuclear warnings. In addition, the rhetoric between the U.S. and China over Taiwan further heated up after U.S. House of Representatives Speaker Nancy Pelosi visited Taiwan in August. China responded to the trip with large-scale military drills, which led to a pledge by U.S. President Joe Biden to defend the democratically governed island.

Key macroeconomic indicators mostly continued to trend lower throughout the period, with the U.S. reporting negative gross domestic product of -1.6% in the first quarter of 2022 and -0.9% in the second quarter before returning to growth in the third quarter. Worries among investors that a recession was pending continued to grow, which ultimately led consumer sentiment to drop to levels worse than during the COVID-19 pandemic and the global financial crisis of 2008, as measured by The University of Michigan’s index of consumer sentiment.

Despite rising recessionary signs, select bright spots in the U.S. economy supported the idea that a potential recession would be shallow. For example, one of the most positive developments seemed to be the traction behind the peak inflation narrative, which included a 99 day stretch of declines in U.S. gasoline prices. In addition, apartment rents fell for the first time in nearly two years in July and lumber prices were off more than 70% from their March peak late in the third quarter, back to pre-COVID levels. Second quarter earnings season also generated many “better-than-feared” takeaways, including plenty of commentary about relatively stable demand and pricing power continuing to protect margins. Capital return and capital expenditures were also mentioned as relative bright spots as companies flagged easing labor shortages and supply chain constraints. The U.S. labor market also remained strong over the period, with the national unemployment rate at 3.7% as of the end of October.

During the 12-month period ending October 31, 2022, the Fund’s position in Caesars Entertainment, a casino management company, detracted most from relative performance. Shares fell after the company reported that revenue was short of expectations in the first quarter. The company faced headwinds throughout the period as it had notable financial leverage. We believe the company should benefit from both the reduction of their overall leverage as well as the resumption of international travel. The Fund’s position in Organon & Co, a science-based global pharmaceutical company, also detracted from relative performance. Shares fell after the company lowered fiscal year guidance, including a reduction in adjusted EBITDA margin guidance. While shares have lagged over the last year, their legacy business has done better than expected following the spin-off from Merck & Co., Inc. We also believe the expansion of their women’s health business will be a significant opportunity for the company as they look to migrate the business to a higher growth segment which will in turn increase margins over time. The Fund’s position in KKR & Co., Inc, a leading alternatives investment firm, also detracted from relative performance. Amid the flattening of the yield curve, rate volatility, and skepticism around global growth prospects, the Financials sector came under pressure. In addition to the sector headwinds, shares of KKR & Co. were negatively impacted by its failure to close its acquisition of Telecom Italia. The company stands to benefit from increasing allocations to alternatives by retail and institutional investors as well as a rising proportion of fee-related income.

Conversely, the largest contributor to relative performance during the 12-month period ending October 31, 2022, was T-Mobile US, Inc., an American wireless network operator. Shares of T-Mobile increased over the period as the company reported second quarter earnings that came in above expectations and simultaneously increased fiscal year guidance. The Fund’s position in Lockheed Martin Corp., a global security and aerospace company, also contributed to relative performance. The ongoing tensions between Russia and Ukraine have built up momentum in the defense sector and the U.S. government is Lockheed Martin’s largest customer. We believe the U.S. national defense budget could be larger than most are predicting, and the company should benefit from this. The Fund’s position in AbbVie, Inc., a research-based biopharmaceutical company, also contributed to relative performance. Shares rallied in the first half of the year, up almost 50% at the peak in early April. This was supported by the company reporting strong fourth quarter earnings and issuing fiscal year guidance above expectations.

Lord Abbett Focused Small Cap Value Fund

For the fiscal year ended October 31, 2022, the Fund returned -12.99%, reflecting performance at the net asset value (“NAV”) of Class A shares with all distributions reinvested, compared to its benchmark, the Russell 2000® Value Index8, which returned -10.73% over the same period.

U.S. markets faced many challenges throughout the twelve-month period ending October 31, 2022, including the emergence of the Omicron variant of COVID-19, supply chain dislocations, labor shortages, inflationary pressures, less accommodative fiscal and monetary policy, and Russia’s invasion of Ukraine. The Dow Jones Industrial Average and S&P 500® Index fell -6.74% and -14.61%, respectively, while the tech-heavy Nasdaq Composite lost -28.56%. Value stocks2 significantly outperformed growth stocks3 (-7.25% vs -24.67%), while large cap stocks4 outperformed small cap stocks5 (-16.38% vs -18.54%).

The period began with global markets grappling with the emergence of the newly discovered Omicron variant. In November 2021 the World Health Organization designated the mutation as a “variant of concern”, leading to one of the largest selloffs of U.S. risk assets since the start of the pandemic, as fears that the world would succumb to a new wave of infections emerged. U.S. cases hit the highest levels of the pandemic in December, rising above 580,000 new cases on the last week of the month and more than doubling the previous record high. Yet, the negative sentiment regarding Omicron quickly reversed as cases proved to be generally less severe than prior strains. There was also increased positive market sentiment after the Center for Disease Control shortened its suggested isolation policy for those infected from 10 days to five.

Inflationary concerns began to take focus towards the end of 2021 before becoming a dominant headline throughout the period. Headline core consumer price index readings had hovered a little above 5% year-over-year for most of 2021, which led investors to question whether this period of rising prices would be more persistent than originally thought. However, this debate was intensified by November’s headline consumer price index rising 6.8% year-over-year, the fastest pace since 1982. The sharp increase in prices was generally due to an imbalance between supply and demand dynamics across multiple industries, led initially by energy, food, and used cars. Inflation readings continued to climb throughout the first half of 2022, peaking at 9.1% year-over-year in June.

Energy costs were the primary driver of inflation for the period, rising more than 30% year-over-year by the end of June. The energy sector, which had been subject to rising consumer demand as global economies reopened from lockdowns induced by COVID-19, faced added friction with Russia’s invasion of Ukraine. Investors were concerned about the secondary effects of the war, particularly from a commodity and supply chain standpoint. Russia has been a large global exporter of oil and certain minerals, and the various sanctions set on Russia from Western nations led to a surge in commodity prices, with crude oil reaching over $100 per barrel for the first time since 2014.

The surge in prices forced the U.S. Federal Reserve (Fed) into a more aggressive approach to combating inflation. After remaining mostly consistent in its messaging around expectations that price pressures would be transitory, elevated and more persistent inflation pressures caused the Fed to move the target federal funds rate into more restrictive territory. This resulted in a 25-basis point (bps) hike in the federal funds rate at the March Federal Open Market Committee meeting, the first hike in more than three years. Five additional rate hikes of 50 bps, 75 bps, 75 bps, 75 bps, and 75 bps, respectively, followed in the succeeding months as inflation prints continued to come in hotter than expected, resulting in a federal funds rate of 4.00% by November 2, 2022, which was widely anticipated by the market as of the end of the fiscal year. Bond yields shot up in anticipation of this aggressive policy, leading to a bearish curve flattening trend and ultimately periods of brief yield curve inversion, as shorter-term yields moved higher than longer-term yields.

Separately, global markets were faced with increased geopolitical tensions due to the Russian invasion of Ukraine on February 23rd. Tensions remained elevated for the remainder of the twelve-month period, as Russia continued to weaponize energy flows, annexed four Ukrainian regions, and ratcheted up its nuclear warnings. In addition, the rhetoric between the U.S. and China over Taiwan further heated up after U.S. House of Representatives Speaker Nancy Pelosi visited Taiwan in August. China responded to the trip with large-scale military drills, which led to a pledge by

U.S. President Joe Biden to defend the democratically governed island.

Key macroeconomic indicators mostly continued to trend lower throughout the period, with the U.S. reporting negative gross domestic product of -1.6% in the first quarter of 2022 and -0.9% in the second quarter before returning to growth in the third quarter. Worries among investors that a recession was pending continued to grow, which ultimately led consumer sentiment to drop to levels worse than during the COVID-19 pandemic and the global financial crisis of 2008, as measured by The University of Michigan’s index of consumer sentiment.

Despite rising recessionary signs, select bright spots in the U.S. economy supported the idea that a potential recession would be shallow. For example, one of the most positive developments seemed to be the traction behind the peak inflation narrative, which included a 99 day stretch of declines in U.S. gasoline prices. In addition, apartment rents fell for the first time in nearly two years in July and lumber prices were off more than 70% from their March peak late in the third quarter, back to pre-COVID levels. Second quarter earnings season also generated many “better-than-feared” takeaways, including plenty of commentary about relatively stable demand and pricing power continuing to protect margins. Capital return and capital expenditures were also mentioned as relative bright spots as companies flagged easing labor shortages and supply chain constraints. The U.S. labor market also remained strong over the period, with the national unemployment rate at 3.7% as of the end of October.

During the 12-month period ending October 31, 2022, the Fund’s position in Spectrum Brands Holdings, Inc., a consumer products and home essentials company, detracted from relative performance. Shares fell after Assa Abloy, which engages in the provision of intelligent lock and security solutions, issued a statement regarding the U.S. DOJ’s blocking of Assa Abloys’s proposed acquisition of the hardware and home improvement division of Spectrum Brands. The Fund’s position in Masonite International Corp., a manufacturer of residential interior doors, also detracted from relative performance. Shares fell at the end of 2021 after the company lowered fiscal year guidance. Howard Heckes, President and CEO, stated “While our team has worked extremely hard to deliver continued growth in the face of a difficult operating environment, we expect the fourth quarter will continue to be affected by a tight labor market and logistics challenges and have updated our outlook to reflect their impact.” Despite the aforementioned headwinds, the company has been exhibiting pricing power and improving normalized returns as a result. The Fund’s position in Century Aluminum Co., a producer of aluminum and operator of aluminum reduction facilities, or smelters, in the United States and Iceland, detracted from relative performance. Shares fell as power costs increased early in the year, with the expectation that higher prices would continue through the summer. Electricity prices typically comprise approximately 1/3 of smelter costs. In addition to this, it became evident there was a much smaller global aluminum supply deficit than anticipated, largely due to weaker China demand and excess supply.

Conversely, the largest contributor to relative performance during the 12-month period ending October 31, 2022 was International Money Express, Inc, a leading money remittance services company. Shares rallied after the company reported fourth quarter earnings above expectations, followed by another strong first quarter earnings report. The company subsequently increased second quarter guidance. We believe their valuation remains attractive and they are well positioned for further growth. The Fund’s position in Cars.com, Inc., a leading automotive marketplace platform, contributed to relative performance. Shares rallied after the company reported strong second quarter earnings where revenue and adjusted EBITDA beat expectations. Subsequently, the company issued third quarter guidance stating they expect revenue growth to accelerate and projects growth of 6-8% year-over-year in the second half of 2022. The Fund’s position in Silicon Motion Technology, which engages in the development, manufacturing, and supply of semiconductor products for the electronics market, was the largest contributor within the sector. Silicon Motion Technology was a significant outperformer in the first half of the year. Shares rallied following the announcement that MaxLinear, which provides highly integrated radio-frequency analog and mixed-signal semiconductor products for broadband communications applications, would acquire Silicon Motion Technology.

Lord Abbett Fundamental Equity Fund

For the fiscal year ended October 31, 2022, the Fund returned -6.81%, reflecting performance at the net asset value (“NAV”) of Class A shares with all distributions reinvested, compared to its benchmark, the Russell 1000® Value Index7, which returned -7.00% over the same period.

U.S. markets faced many challenges throughout the twelve-month period ending October 31, 2022, including the emergence of the Omicron variant of COVID-19, supply chain dislocations, labor shortages, inflationary pressures, less accommodative fiscal and monetary policy, and Russia’s invasion of Ukraine. The Dow Jones Industrial Average and S&P 500® Index fell -6.74% and -14.61%, respectively, while the tech-heavy Nasdaq Composite lost -28.56%. Value stocks2 significantly outperformed growth stocks3 (-7.25% vs -24.67%), while large cap stocks4 outperformed small cap stocks5 (-16.38% vs -18.54%).

The period began with global markets grappling with the emergence of the newly discovered Omicron variant. In November 2021 the World Health Organization designated the mutation as a “variant of concern”, leading to one of the largest selloffs of U.S. risk assets since the start of the pandemic, as fears that the world would succumb to a new wave of infections emerged. U.S. cases hit the highest levels of the pandemic in December, rising above 580,000 new cases on the last week of the month and more than doubling the previous record high. Yet, the negative sentiment regarding Omicron quickly reversed as cases proved to be generally less severe than prior strains. There was also increased positive market sentiment after the Center for Disease Control shortened its suggested isolation policy for those infected from 10 days to five.

Inflationary concerns began to take focus towards the end of 2021 before becoming a dominant headline throughout the period. Headline core consumer price index readings had hovered a little above 5% year-over-year for most of 2021, which led investors to question whether this period of rising prices would be more persistent than originally thought. However, this debate was intensified by November’s headline consumer price index rising 6.8% year-over-year, the fastest pace since 1982. The sharp increase in prices was generally due to an imbalance between supply and demand dynamics across multiple industries, led initially by energy, food, and used cars. Inflation readings continued to climb throughout the first half of 2022, peaking at 9.1% year-over-year in June.

Energy costs were the primary driver of inflation for the period, rising more than 30% year-over-year by the end of June. The energy sector, which had been subject to rising consumer demand as global economies reopened from lockdowns induced by COVID-19, faced added friction with Russia’s invasion of Ukraine. Investors were concerned about the secondary effects of the war, particularly from a commodity and supply chain standpoint. Russia has been a large global exporter of oil and certain minerals, and the various sanctions set on Russia from Western nations led to a surge in commodity prices, with crude oil reaching over $100 per barrel for the first time since 2014.

The surge in prices forced the U.S. Federal Reserve (Fed) into a more aggressive approach to combating inflation. After remaining mostly consistent in its messaging around expectations that price pressures would be transitory, elevated and more persistent inflation pressures caused the Fed to move the target federal funds rate into more restrictive territory. This resulted in a 25-basis point (bps) hike in the federal funds rate at the March Federal Open Market Committee meeting, the first hike in more than three years. Five additional rate hikes of 50 bps, 75 bps, 75 bps, 75 bps, and 75 bps, respectively, followed in the succeeding months as inflation prints continued to come in hotter than expected, resulting in a federal funds rate of 4.00% by November 2, 2022, which was widely anticipated by the market as of the end of the fiscal year. Bond yields shot up in anticipation of this aggressive policy, leading to a bearish curve flattening trend and ultimately periods of brief yield curve inversion, as shorter-term yields moved higher than longer-term yields.

Separately, global markets were faced with increased geopolitical tensions due to the Russian invasion of Ukraine on February 23rd.

Tensions remained elevated for the remainder of the twelve-month period, as Russia continued to weaponize energy flows, annexed four Ukrainian regions, and ratcheted up its nuclear warnings. In addition, the rhetoric between the U.S. and China over Taiwan further heated up after U.S. House of Representatives Speaker Nancy Pelosi visited Taiwan in August. China responded to the trip with large-scale military drills, which led to a pledge by U.S. President Joe Biden to defend the democratically governed island.

Key macroeconomic indicators mostly continued to trend lower throughout the period, with the U.S. reporting negative gross domestic product of -1.6% in the first quarter of 2022 and -0.9% in the second quarter before returning to growth in the third quarter. Worries among investors that a recession was pending continued to grow, which ultimately led consumer sentiment to drop to levels worse than during the COVID-19 pandemic and the global financial crisis of 2008, as measured by The University of Michigan’s index of consumer sentiment.

Despite rising recessionary signs, select bright spots in the U.S. economy supported the idea that a potential recession would be shallow. For example, one of the most positive developments seemed to be the traction behind the peak inflation narrative, which included a 99 day stretch of declines in U.S. gasoline prices. In addition, apartment rents fell for the first time in nearly two years in July and lumber prices were off more than 70% from their March peak late in the third quarter, back to pre-COVID levels. Second quarter earnings season also generated many “better-than-feared” takeaways, including plenty of commentary about relatively stable demand and pricing power continuing to protect margins. Capital return and capital expenditures were also mentioned as relative bright spots as companies flagged easing labor shortages and supply chain constraints. The U.S. labor market also remained strong over the period, with the national unemployment rate at 3.7% as of the end of October.

During the 12-month period ending October 31, 2022, the Fund’s position in Caesars Entertainment, a casino management company, detracted most from relative performance. Shares fell after the company reported that revenue was short of expectations in the first quarter. The company faced headwinds throughout the period as it had notable financial leverage. We believe the company should benefit from both the reduction of their overall leverage as well as the resumption of international travel. The Fund’s position in Organon & Co, a science-based global pharmaceutical company, also detracted from relative performance. Shares fell after the company lowered fiscal year guidance, including a reduction in adjusted EBITDA margin guidance. While shares have lagged over the last year, their legacy business has done better than expected following the spin-off from Merck & Co., Inc. We also believe the expansion of their women’s health business will be a significant opportunity for the company as they look to migrate the business to a higher growth segment which will in turn increase margins over time. The Fund’s position in Signature Bank, a commercial banking company, also detracted from relative performance. Banks were under pressure as the yield curve flattened and the possibility of slowing economic growth became evident. The 5-year and 30-year U.S. Treasury spread inverted for the first time since 2006, and the 2-year and 10-year Treasury spread inverted for the first time since 2019.

Conversely, the largest contributor to relative performance during the 12-month period ending October 31, 2022, was T-Mobile US, Inc, an American wireless network operator. Shares of T-Mobile increased over the period as the company reported strong second quarter earnings above expectations and simultaneously increased fiscal year guidance. The Fund’s position in Lockheed Martin Corp., a global security and aerospace company, also contributed to relative performance. The ongoing tensions between Russia and Ukraine have built up momentum in the defense sector and the U.S. government is Lockheed Martin’s largest customer. We believe the U.S. national defense budget could be larger than most are predicting, and the company should subsequently benefit from this. The Fund’s position in UnitedHealth Group, Inc., a health care coverage provider, also contributed to relative performance. Managed care companies such as UnitedHealth Group continued to see strong performance at the beginning of the year as investors expected that medical cost trends would remain subdued as the pandemic continued to delay procedures. Shares of the company rose after reporting fourth quarter earnings, with revenue above expectations. Shares continued to rally after it was announced that LHC Group would be acquired by UnitedHealth for $5.4B cash.

Lord Abbett Global Equity Fund

For the fiscal year ended October 31, 2022, the Fund returned -20.30%, reflecting performance at the net asset value (“NAV”) of Class A Shares with all distributions reinvested, compared to its benchmark, the MSCI All Country World Index with Net Dividends,9 which returned -19.96% over the same period.

Global equities finished lower for the trailing twelve-month period as bearish sentiment overwhelmed markets. Looking closer, the fiscal year was defined by two distinct periods of economic activity. In the second half of 2021, U.S. markets were supported by continued central bank liquidity and corporate earnings surprises. Continued vaccine progress against the COVID-19 virus and momentum surrounding economic reopening in developed markets also provided a tailwind. Specifically, the U.S. economy showed signs of meaningful growth, with gross domestic product (GDP) growing 7.0% in the fourth quarter of 2021. Meanwhile, GDP growth in the Eurozone and China was 0.5% and 1.3%, respectively over the same period.

However, global markets were met with increasing headwinds towards the end of 2021, including the emergence of the newly discovered Omicron variant. In

November 2021 the World Health Organization designated the newly discovered mutation as a “variant of concern”, leading to one of the largest selloffs and worst one-day performance of U.S. risk assets since the start of the pandemic, as fears that the world would succumb to a new wave of infections emerged. U.S. cases hit the highest levels of the pandemic in December, rising above 580,000 new cases in the last week of the month and more than doubling the previous record high. Yet, the negative sentiment regarding Omicron quickly reversed as cases proved to be generally less severe than prior strains. In the U.S., there was also increased positive market sentiment after the Center for Disease Control shortened its suggested isolation policy for those infected from 10 days to five.

Moving into 2022, investor risk appetite shifted lower due primarily to a combination of higher and more persistent inflation. Inflationary pressures had built up in the fourth quarter of 2021 by an imbalance between supply and demand dynamics across multiple industries, exacerbated by COVID-19 labor issues. This became evident with the headline U.S. consumer price index (CPI) rising 6.8% year-on-year in November 2021, the fastest pace since 1982. Prices continued increasing throughout the first half of 2022, led by energy, food, and used cars. This surge in prices culminated in June 2022 as headline inflation came in at 9.1% year-on-year, the fastest annual increase in over 40 years. Meanwhile, inflation data outside the U.S. was also high, with

October 2022 inflation readings for Canada, the U.K., and Eurozone coming in at 6.9%, 11.1%, and 10.6%, respectively.

There were a number of developments indicating an increasing possibility of an approaching recession for global economies. The U.S. reported negative gross domestic product of -1.6% in the first quarter of 2022 and -0.9% in the second quarter before returning to growth in the third quarter. Worries of a pending recession continued to grow, causing consumer sentiment to drop to levels worse than during the COVID-19 pandemic and the global financial crisis of 2008, as measured by The University of Michigan’s index of consumer sentiment. There was a flurry of high-profile hiring freezes and layoff announcements. Second quarter earnings also provided some cautious takeaways, including lower guidance from retailers on general merchandise softness as a result of inflation, tech companies pointing to a continued deterioration in digital advertising and consumer electronics, and home builders commenting on a slowdown in housing demand.

In Europe, market sentiment deteriorated throughout the year, with the prospects of a recession increasing, in our view. Most economic data pointed to a slowdown in Europe, such as the euro area composite Purchasing Managers Index (PMI) business survey, which fell into contractionary territory and closed the twelve-month period with six straight months of falling private sector activity. Euro area consumer confidence dropped to an all-time low in September, as measured by the European Commission’s consumer confidence indicator, in part due to the reduction in gas supplies coming from Russia, which drove prices up significantly and raised fears of outright shortages and rationing. Russia completely halted gas flows through the key Nord Stream 1 pipeline in September, which exacerbated many of those fears. This sparked officials to announce plans to tackle the energy crisis towards the end of the period, which included the first version of a price cap and a common purchases system. Germany also launched a jumbo fiscal package of €200bn to support households and firms.

Emerging markets equities meaningfully underperformed their developed market peers, as a strong U.S. dollar and rising oil prices proved to be major headwinds. Chinese equities were a notable underperformer, as the country continued to grapple the COVID-zero strategy, a moderation in exports, and a persistent property crisis. These headwinds led to consumer confidence, as measured by the National Bureau of Statistics of China, to fall to an all-time low in April and continue to hover in that range for the remainder of the fiscal year. As such, in September, the Asian Development Bank downgraded its growth estimate for China to 3.3% this year from a prior 4.0% estimate. It also forecasted that China’s economic growth would lag that of developing Asia for the first time in more than three decades.

Separately, global markets were faced with increased geopolitical tensions due to the Russian invasion of Ukraine on February 23rd. Tensions remained elevated for the remainder of the twelve-month period, as Russia continued to weaponize energy flows, annexed four Ukrainian regions, and ratcheted up its nuclear warnings. In addition, the rhetoric between the U.S. and China over Taiwan further heated up after U.S. House of Representatives Speaker Nancy Pelosi visited Taiwan in August. China responded to the trip with large-scale military drills, which led to a pledge by U.S. President Joe Biden to defend the democratically governed island.

The surge in prices forced global central banks into a more aggressive approach to combating inflation. After remaining mostly consistent in its messaging around expectations that price pressures would be transitory, elevated and more persistent inflation pressures caused the U.S. Federal Reserve (Fed) to move the target federal funds rate into more restrictive territory. This resulted in a 25-basis point (bps) hike in the federal funds rate at the March Federal Open Market Committee meeting, the first hike in more than three years. Five additional rate hikes of 50 bps, 75 bps, 75 bps, 75 bps, and 75 bps, respectively, followed in the succeeding months as inflation prints continued to come in hotter than expected, resulting in a federal funds rate of 4.00% by November 2, 2022, which was widely anticipated by the market. Bond yields shot up in reaction to this shift in policy, exhibiting a bearish curve flattening trend and ultimately leading to periods of brief yield curve inversion, as shorter-term yields moved higher than longer-term yields. This trend was reflected in the 5-year and

30-year U.S. Treasury spread inverting for the first time since 2006, and the 2-year and 10-year Treasury spread inverting for the first time since 2019.

The European Central Bank (ECB) raised its three key interest rates by 50bp during its July 2022 meeting in an attempt to reduce inflationary pressures, ending eight years of negative rates with its first increase since 2011. The ECB then followed up with two 75bp rate hikes in September and October, bringing borrowing costs to the highest level since early 2009. Inflation in the Euro Area continued to march higher and break record rates, reaching double digits by October, and showing no signs of peaking. In total, ninety central banks globally have raised rates thus far in 2022, creating the most widespread rate rise in over two decades. That said, the Bank of Japan (BoJ) appeared undeterred and maintained its key short-term interest rate at -0.1% during its October meeting but raised its 2022 inflation forecast to 2.9% from the 2.3% made in July, citing surging prices of energy, food, and durable goods. The BoJ reiterated it will take extra easing measures if needed while continuing to buy unlimited amounts of bonds, as it has been doing since April. The People’s Bank of China also maintained accommodative monetary policy over the year amid subdued headline inflation and a rapid decline in the yuan.

In terms of Fund performance, stock selection within the information technology sector was a primary driver of relative underperformance over the period. Specifically, shares of NVIDIA Corporation,

a U.S.-based designer of graphics processing units that enhance the experience on computing platforms, slumped for most of the period amid declining demand for its gaming graphic processing units (GPUs). Management noted during the company’s most recent earnings report that as macroeconomic challenges started to affect consumers, the demand for high-quality gaming GPUs started to fall.

Within consumer discretionary, shares of Alibaba Group Holding Ltd., a Chinese online and mobile marketplace in retail and wholesale trade, fell meaningfully throughout the year. Entering the fiscal year, the company was already facing pressure of increased regulation from the State Administration for Market Regulation. In August 2021, the Chinese agency issued a comprehensive list of rules that forbade tech giants from illegally capturing and using customer data, as well as using technology to bar access to competitors’ products. Shares of Alibaba were also under pressure as a result of renewed fears of further COVID containment driven lockdowns in China. Previously strict lockdowns have reduced social engagement, which in turn has presented challenges in many areas of consumption.

Conversely, stock selection within the industrials and financials sectors contributed to relative performance during the period. Within industrials, the Fund’s position in Rheinmetall AG, a German defense equipment manufacturer, was the largest individual contributor to relative performance. After Russia’s invasion of Ukraine, the German government enlisted Rheinmetall to improve the equipment of the armed forces of the Federal Republic of Germany, sending shares of the stock soaring.

Stock selection within the energy sector was also a primary contributor to relative performance during the period. Leading the way was the Fund’s position in Marathon Petroleum as they largely benefitted from higher oil and gas prices. Marathon refines crude oil and other feedstocks at its refineries in the Gulf Coast and Midwest regions of the U.S., with the former currently particularly advantaged in the current environment. European refining capacity has been disadvantaged by high gas prices, while US Gulf Coast refineries have enjoyed significant cost advantages due to cheaper input costs.

Within the heath care sector, the Fund’s position in Vertex Pharmaceuticals, Inc., a manufacturer of small molecule drugs for patients with serious diseases, also contributed to relative performance. Shares of the stock largely benefited throughout the year due to positive results for its drug, VX- 548, which treats acute pain. Most recently, in July, the company announced positive results from two Phase 2 proof-of-concept studies. As of the end of the fiscal year, Vertex is among the Fund’s top active overweights relative to the MSCI All Country World Index with Net Dividends.

Lord Abbett Growth Leaders Fund

For the fiscal year ended October 31, 2022, the Fund returned -38.05%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the Russell 1000® Growth Index,6 which returned -24.60% over the same period.

U.S. markets faced many challenges throughout the twelve-month period ending October 31, 2022, including the emergence of the Omicron variant of COVID-19, supply chain dislocations, labor shortages, inflationary pressures, less accommodative fiscal and monetary policy, and Russia’s invasion of Ukraine. The Dow Jones Industrial Average and S&P 500® Index fell -6.74% and -14.61%, respectively, while the tech-heavy Nasdaq Composite lost -28.56%. Value stocks2 significantly outperformed growth stocks3 (-7.25% vs -24.67%), while large cap stocks4 outperformed small cap stocks5 (-16.38% vs -18.54%).

The period began with global markets grappling with the emergence of the newly discovered Omicron variant. In November 2021 the World Health Organization designated the mutation as a “variant of concern”, leading to one of the largest selloffs of U.S. risk assets since the start of the pandemic, as fears that the world would succumb to a new wave of infections emerged. U.S. cases hit the highest levels of the pandemic in December, rising above 580,000 new cases on the last week of the month and more than doubling the previous record high. Yet, the negative sentiment regarding Omicron quickly reversed as cases proved to be generally less severe than prior strains. There was also increased positive market sentiment after the Center for Disease Control shortened its suggested isolation policy for those infected from 10 days to five.

Inflationary concerns began to take focus towards the end of 2021 before becoming a dominant headline throughout the period. Headline core consumer price index readings had hovered a little above 5% year-over-year for most of 2021, which led investors to question whether this period of rising prices would be more persistent than originally thought. However, this debate was intensified by November’s headline consumer price index rising 6.8% year-over-year, the fastest pace since 1982. The sharp increase in prices was generally due to an imbalance between supply and demand dynamics across multiple industries, led initially by energy, food, and used cars. Inflation readings continued to climb throughout the first half of 2022, peaking at 9.1% year-over-year in June.

Energy costs were the primary driver of inflation for the period, rising more than 30% year-over-year by the end of June. The energy sector, which had been subject to rising consumer demand as global economies reopened from lockdowns induced by COVID-19, faced added friction with Russia’s invasion of Ukraine. Investors were concerned about the secondary effects of the war, particularly from a commodity and supply chain standpoint. Russia has been a large global exporter of oil and certain minerals, and the various sanctions set on Russia from Western nations led to a surge in commodity prices, with crude oil reaching over $100 per barrel for the first time since 2014.

The surge in prices forced the U.S. Federal Reserve (Fed) into a more aggressive approach to combating inflation. After remaining mostly consistent in its messaging around expectations that price pressures would be transitory, elevated and more persistent inflation pressures caused the Fed to move the target federal funds rate into more restrictive territory. This resulted in a 25-basis point (bps) hike in the federal funds rate at the March Federal Open Market Committee meeting, the first hike in more than three years. Five additional rate hikes of 50 bps, 75 bps, 75 bps, 75 bps, and 75 bps, respectively, followed in the succeeding months as inflation prints continued to come in hotter than expected, resulting in a federal funds rate of 4.00% by November 2, 2022, which was widely anticipated by the market as of the end of the fiscal year. Bond yields shot up in anticipation of this aggressive policy, leading to a bearish curve flattening trend and ultimately periods of brief yield curve inversion, as shorter-term yields moved higher than longer-term yields.

Separately, global markets were faced with increased geopolitical tensions due to the Russian invasion of Ukraine on February 23rd. Tensions remained elevated for the remainder of the twelve-month period, as Russia continued to weaponize energy flows, annexed four Ukrainian regions, and ratcheted up its nuclear warnings. In addition, the rhetoric between the U.S. and China over Taiwan further heated up after U.S. House of Representatives Speaker Nancy Pelosi visited Taiwan in August. China responded to the trip with large-scale military drills, which led to a pledge by U.S. President Joe Biden to defend the democratically governed island.

Key macroeconomic indicators mostly continued to trend lower throughout the period, with the U.S. reporting negative gross domestic product of -1.6% in the first quarter of 2022 and -0.9% in the second quarter before returning to growth in the third quarter. Worries among investors that a recession was pending continued to grow, which ultimately led consumer sentiment to drop to levels worse than during the COVID-19 pandemic and the global financial crisis of 2008, as measured by The University of Michigan’s index of consumer sentiment.

Despite rising recessionary signs, select bright spots in the U.S. economy supported the idea that a potential recession would be shallow. For example, one of the most positive developments seemed to be the traction behind the peak inflation narrative, which included a 99 day stretch of declines in U.S. gasoline prices. In addition, apartment rents fell for the first time in nearly two years in July and lumber prices were off more than 70% from their March peak late in the third quarter, back to pre-COVID levels. Second quarter earnings season also generated a lot of “better-than-feared” takeaways, including plenty of commentary about relatively stable demand and pricing power continuing to protect margins. Capital return and capital expenditures were also mentioned as relative bright spots as companies flagged easing labor shortages and supply chain constraints. The U.S. labor market also remained strong over the period, with the national unemployment rate at 3.7% as of the end of October.

From an industry standpoint, the portfolio’s allocation to companies within the software industry was a primary drag on performance over the period. For example, the portfolio’s position in Atlassian Corporation, a developer of products for software developers, project managers and other software development teams, was a notable detractor as many stocks within the industry, and other industries, suffered significant valuation compression as a result of supply chain dislocations, labor shortages, inflationary pressures, less accommodative fiscal and monetary policy, and heightened recessionary fears. That said, we view this largely as a price correction as many of these companies continue to exhibit strong operating momentum and possess bright futures.

The portfolio’s position in EPAM Systems, Inc., a developer of software products and digital platform engineering services, was the largest detractor from relative performance over the period. After sustained stock price appreciation since the beginning of the pandemic, EPAM stock quickly moved into a period of consolidation in the first quarter of 2022 as the high-growth and richly valued technology stock was adversely impacted by the rotation away from growth to value. Additionally, EPAM was negatively impacted by the Russian invasion of Ukraine, as a large percentage of its workforce is based in Ukraine, Russia, and Belarus. We exited the position shortly after the invasion.

Conversely, not owning Meta Platforms, Inc., a technology company that engages in the development of social media applications, had the largest contribution to the portfolio’s relative performance over the period. The portfolio has maintained a zero weight in Meta stock since December 2021 as it has not aligned with our investment process. In regard to our decision to exit the position, we have been concerned about the company’s inability to manage data privacy and controversial speech on its sites. The company has also acknowledged issues regarding Apple’s iOS privacy changes and advertiser challenges - citing supply chain and other macro issues as prominent headwinds. Lastly, we considered Facebook’s name change to Meta Platforms and quick pivot to the metaverse, a new and uncertain area, as a red flag, as we questioned the need for such a shift and concluded that the company must be concerned about the growth prospects of its existing business.

The portfolio’s position in in Enphase Energy, Inc., an energy technology company that develops and manufactures solar micro-inverters, battery energy storage, and electric vehicle charging stations, was also a prominent contributor to relative performance over the period. Enphase has benefited greatly from increased demand for solar solutions in Europe as a result of persistent energy shortages. In the company’s most recent quarterly earnings report, management reported top- and bottom-line earnings results that exceeded consensus expectations. Notably, Enphase’s reported strong revenue growth driven by growth in microinverter and IQ Battery shipments. As of the end of the fiscal year, Enphase is one of the portfolio’s top active overweights.

Lord Abbett Health Care Fund

For the fiscal year ended October 31, 2022, the Fund returned -16.29%, reflecting performance at the net asset value (NAV) of Class A Shares with all distributions reinvested, compared to its benchmark, the MSCI ACWI Health Care Index with Net Dividends,10 which returned -7.61% over the same period.

U.S. markets faced many challenges throughout the twelve-month period ending October 31, 2022, including the emergence of the Omicron variant of COVID-19, supply chain dislocations, labor shortages, inflationary pressures, less accommodative fiscal and monetary policy, and Russia’s invasion of Ukraine. The Dow Jones Industrial Average and S&P 500® Index fell -6.74% and -14.61%, respectively, while the tech-heavy Nasdaq Composite lost -28.56%. Value stocks2 significantly outperformed growth stocks3

(-7.25% vs -24.67%), while large cap stocks4 outperformed small cap stocks5 (-16.38% vs -18.54%).

The period began with global markets grappling with the emergence of the newly discovered Omicron variant. In November 2021 the World Health Organization designated the mutation as a “variant of concern”, leading to one of the largest selloffs of U.S. risk assets since the start of the pandemic, as fears that the world would succumb to a new wave of infections emerged. U.S. cases hit the highest levels of the pandemic in December, rising above 580,000 new cases on the last week of the month and more than doubling the previous record high. Yet, the negative sentiment regarding Omicron quickly reversed as cases proved to be generally less severe than prior strains. There was also increased positive market sentiment after the Center for Disease Control shortened its suggested isolation policy for those infected from 10 days to five.

Inflationary concerns began to take focus towards the end of 2021 before becoming a dominant headline throughout the period. Headline core consumer price index readings had hovered a little above 5% year-over-year for most of 2021, which led investors to question whether this period of rising prices would be more persistent than originally thought. However, this debate was intensified by November’s headline consumer price index rising 6.8% year-over-year, the fastest pace since 1982. The sharp increase in prices was generally due to an imbalance between supply and demand dynamics across multiple industries, led initially by energy, food, and used cars. Inflation readings continued to climb throughout the first half of 2022, peaking at 9.1% year-over-year in June.

Energy costs were the primary driver of inflation for the period, rising more than 30% year-over-year by the end of June. The energy sector, which had been subject to rising consumer demand as global economies reopened from lockdowns induced by COVID-19, faced added friction with Russia’s invasion of Ukraine. Investors were concerned about the secondary effects of the war, particularly from a commodity and supply chain standpoint. Russia has been a large global exporter of oil and certain minerals, and the various sanctions set on Russia from Western nations led to a surge in commodity prices, with crude oil reaching over $100 per barrel for the first time since 2014.

The surge in prices forced the U.S. Federal Reserve (Fed) into a more aggressive approach to combating inflation. After remaining mostly consistent in its messaging around expectations that price pressures would be transitory, elevated and more persistent inflation pressures caused the Fed to move the target federal funds rate into more restrictive territory. This resulted in a 25-basis point (bps) hike in the federal funds rate at the March Federal Open Market Committee meeting, the first hike in more than three years. Five additional rate hikes of 50 bps, 75 bps, 75 bps, 75 bps, and 75 bps, respectively, followed in the succeeding months as inflation prints continued to come in hotter than expected, resulting in a federal funds rate of 4.00% by November 2, 2022, which was widely anticipated by the market as of the end of the fiscal year. Bond yields shot up in anticipation of this aggressive policy, leading to a bearish curve flattening trend and ultimately periods of brief yield curve inversion, as shorter-term yields moved higher than longer-term yields.

Separately, global markets were faced with increased geopolitical tensions due to the Russian invasion of Ukraine on February 23rd. Tensions remained elevated for the remainder of the twelve-month period, as Russia continued to weaponize energy flows, annexed four Ukrainian regions, and ratcheted up its nuclear warnings. In addition, the rhetoric between the U.S. and China over Taiwan further heated up after U.S. House of Representatives Speaker Nancy Pelosi visited Taiwan in August. China responded to the trip with large-scale military drills, which led to a pledge by U.S. President Joe Biden to defend the democratically governed island.

Key macroeconomic indicators mostly continued to trend lower throughout the period, with the U.S. reporting negative gross domestic product of -1.6% in the first quarter of 2022 and -0.9% in the second quarter before returning to growth in the third quarter. Worries among investors that a recession was pending continued to grow, which ultimately led consumer sentiment to drop to levels worse than during the COVID-19 pandemic and the global financial crisis of 2008, as measured by The University of Michigan’s index of consumer sentiment.

Despite rising recessionary signs, select bright spots in the U.S. economy supported the idea that a potential recession would be shallow. For example, one of the most positive developments seemed to be the traction behind the peak inflation narrative, which included a 99 day stretch of declines in U.S. gasoline prices. In addition, apartment rents fell for the first time in nearly two years in July and lumber prices were off more than 70% from their March peak late in the third quarter, back to pre-COVID levels. Second quarter earnings season also generated many “better-than-feared” takeaways, including plenty of commentary about relatively stable demand and pricing power continuing to protect margins. Capital return and capital expenditures were also mentioned as relative bright spots as companies flagged easing labor shortages and supply chain constraints. The U.S. labor market also remained strong over the period, with the national unemployment rate at 3.7% as of the end of October.

In terms of Fund performance, an overweight to and security selection within the biotechnology industry was a primary detractor from relative performance during the period. Biotechnology faced a number of headwinds throughout the fiscal year after a strong 2020 and start to 2021. Many clinical trials experienced delays, largely as a result of the U.S. Food and Drug Administration (FDA) being constrained as they were forced to redirect resources to help combat the pandemic. Additionally, the industry was negatively impacted by the general shift from investors into reopening stocks after COVID vaccines were approved. With that said, biotech showed some signs of life throughout the third quarter of 2022 as a string of high-profile clinical trial successes were announced, as well as several high-profile products that have already been launched continuing to do well.

The portfolio’s position in Natera, Inc., a clinical genetic testing company that primarily focuses on women’s health, was the largest individual detractor from relative performance over the period. Shares of the stock fell dramatically in the first quarter of 2022 after Hindenburg Research published a report that alleged that Natera has deceptive sales and billing practices. However, despite the slide, we maintain conviction in the stock as we believe the company is the leader in diagnostics with a first mover advantage in minimal residual disease testing. The company is expanding payor coverage in new cancer and transplant indications and increasing screening efforts which will drive long term value. Additionally, we see the potential for insurance reimbursement of the company’s microdeletions tests, which would provide a big revenue boost in the future.

Although security selection within the biotechnology industry was a primary detractor from relative performance over the period, the portfolios’ position in Vertex Pharmaceuticals, Inc., a manufacturer of small molecule drugs for patients with serious diseases, was a notable contributor.

Shares of the stock largely benefited throughout the year due to positive results for its drug, VX-548, which treats acute pain. Most recently, in July, the company announced positive results from two Phase 2 proof-of-concept studies. As of the end of the fiscal year, Vertex is among the portfolio’s top active overweights.

The portfolio’s position in Ventyx Biosciences, Inc., a clinical-stage biopharmaceutical company focused on advancing novel oral therapies for patients living with autoimmune and inflammatory disorders, was also a prominent contributor over the period. After treading water for most of the year, shares of the stock significantly rose in September after the company announced positive Phase 1 trial results for VTX958, a TYK2 inhibitor which has a role in a broad range of immune-mediated diseases. The stock was also positively impacted by the FDA’s approval of Bristol-Myers Squibb’s TYK inhibitor which, as a result, reduced regulatory risk for Ventyx and similar companies.

Lord Abbett International Equity Fund

For the fiscal year ended October 31, 2022, the Fund returned -25.75%, reflecting performance at the net asset value (NAV) of Class A Shares with all distributions reinvested, compared to its benchmark, the MSCI ACWI ex-U.S. Index with Net Dividends11, which returned -24.73% over the same period.

Global equities finished lower for the trailing twelve-month period as bearish sentiment overwhelmed markets. Looking closer, the fiscal year was defined by two distinct periods of economic activity. In the second half of 2021, U.S. markets were supported by continued central bank liquidity and corporate earnings surprises. Continued vaccine progress against the COVID-19 virus and momentum surrounding economic reopening in developed markets also provided a tailwind. Specifically, the U.S. economy showed signs of meaningful growth, with gross domestic product (GDP) growing 7.0% in the fourth quarter of 2021. Meanwhile, GDP growth in the Eurozone and China was 0.5% and 1.3%, respectively over the same period.

However, global markets were met with increasing headwinds towards the end of 2021, including the emergence of the newly discovered Omicron variant. In November 2021 the World Health Organization designated the newly discovered mutation as a “variant of concern”, leading to one of the largest selloffs and worst one-day performance of U.S. risk assets since the start of the pandemic, as fears that the world would succumb to a new wave of infections emerged. U.S. cases hit the highest levels of the pandemic in December, rising above 580,000 new cases in the last week of the month and more than doubling the previous record high. Yet, the negative sentiment regarding Omicron quickly reversed as cases proved to be generally less severe than prior strains. In the U.S., there was also increased positive market sentiment after the Center for Disease Control shortened its suggested isolation policy for those infected from 10 days to five.

Moving into 2022, investor risk appetite shifted lower due primarily to a combination of higher and more persistent inflation. Inflationary pressures had built up in the fourth quarter of 2021 by an imbalance between supply and demand dynamics across multiple industries, exacerbated by COVID-19 labor issues. This became evident with the headline U.S. consumer price index (CPI) rising 6.8% year-on-year in November 2021, the fastest pace since 1982. Prices continued increasing throughout the first half of 2022, led by energy, food, and used cars. This surge in prices culminated in June 2022 as headline inflation came in at 9.1% year-on-year, the fastest annual increase in over 40 years. Meanwhile, inflation data outside the U.S. was also high, with October 2022 inflation readings for Canada, the U.K., and Eurozone coming in at 6.9%, 11.1%, and 10.6%, respectively.

There were a number of developments indicating an increasing possibility of an approaching recession for global economies. The U.S. reported negative gross domestic product of -1.6% in the first quarter of 2022 and -0.9% in the second quarter before returning to growth in the third quarter. Worries of a pending recession continued to grow, causing consumer sentiment to drop to levels worse than during the COVID-19 pandemic and the global financial crisis of 2008, as measured by The University of Michigan’s index of consumer sentiment. There was a flurry of high-profile hiring freezes and layoff announcements. Second quarter earnings also provided some cautious takeaways, including lower guidance from retailers on general merchandise softness as a result of inflation, tech companies pointing to a continued deterioration in digital advertising and consumer electronics, and home builders commenting on a slowdown in housing demand.

In Europe, market sentiment deteriorated throughout the year, with the prospects of a recession increasing, in our view. Most economic data pointed to a slowdown in Europe, such as the euro area composite Purchasing Managers Index (PMI) business survey, which fell into contractionary territory and closed the twelve-month period with six straight months of falling private sector activity. Euro area consumer confidence dropped to an all-time low in September, as measured by the European Commission’s consumer confidence indicator, in part due to the reduction in gas supplies coming from Russia, which drove prices up significantly and raised fears of outright shortages and rationing. Russia completely halted gas flows through the key Nord Stream 1 pipeline in September, which exacerbated many of those fears. This sparked officials to announce plans to tackle the energy crisis towards the end of the period, which included the first version of a price cap and a common purchases system. Germany also launched a jumbo fiscal package of €200bn to support households and firms.

Emerging markets equities meaningfully underperformed their developed market peers, as a strong U.S. dollar and rising oil prices proved to be major headwinds. Chinese equities were a notable underperformer, as the country continued to grapple the COVID-zero strategy, a moderation in exports, and a persistent property crisis. These headwinds led to consumer confidence, as measured by the National Bureau of Statistics of China, to fall to an all-time low in April and continue to hover in that range for the remainder of the fiscal year. As such, in September, the Asian Development Bank downgraded its growth estimate for China to 3.3% this year from a prior 4.0% estimate. It also forecasted that China’s economic growth would lag that of developing Asia for the first time in more than three decades.

Separately, global markets were faced with increased geopolitical tensions due to the Russian invasion of Ukraine on February 23rd. Tensions remained elevated for the remainder of the twelve-month period, as Russia continued to weaponize energy flows, annexed four Ukrainian regions, and ratcheted up its nuclear warnings. In addition, the rhetoric between the U.S. and China over Taiwan further heated up after U.S. House of Representatives Speaker Nancy Pelosi visited Taiwan in August. China responded to the trip with large-scale military drills, which led to a pledge by U.S. President Joe Biden to defend the democratically governed island.

The surge in prices forced global central banks into a more aggressive approach to combating inflation. After remaining mostly consistent in its messaging around expectations that price pressures would be transitory, elevated and more persistent inflation pressures caused the U.S. Federal

Reserve (Fed) to move the target federal funds rate into more restrictive territory. This resulted in a 25-basis point (bps) hike in the federal funds rate at the March Federal Open Market Committee meeting, the first hike in more than three years. Five additional rate hikes of 50 bps, 75 bps, 75 bps, 75 bps, and 75 bps, respectively, followed in the succeeding months as inflation prints continued to come in hotter than expected, resulting in a federal funds rate of 4.00% by November 2, 2022, which was widely anticipated by the market. Bond yields shot up in reaction to this shift in policy, exhibiting a bearish curve flattening trend and ultimately leading to periods of brief yield curve inversion, as shorter-term yields moved higher than longer-term yields. This trend was reflected in the 5-year and 30-year U.S. Treasury spread inverting for the first time since 2006, and the 2-year and 10-year Treasury spread inverting for the first time since 2019.

The European Central Bank (ECB) raised its three key interest rates by 50bp during its July 2022 meeting in an attempt to reduce inflationary pressures, ending eight years of negative rates with its first increase since 2011. The ECB then followed up with two 75bp rate hikes in September and October, bringing borrowing costs to the highest level since early 2009. Inflation in the Euro Area continued to march higher and break record rates, reaching double digits by October, and showing no signs of peaking. In total, ninety central banks globally have raised rates thus far in 2022, creating the most widespread rate rise in over two decades. That said, the Bank of

Japan (BoJ) appeared undeterred and maintained its key short-term interest rate at -0.1% during its October meeting but raised its 2022 inflation forecast to 2.9% from the 2.3% made in July, citing surging prices of energy, food, and durable goods. The BoJ reiterated it will take extra easing measures if needed while continuing to buy unlimited amounts of bonds, as it has been doing since April. The People’s Bank of China also maintained accommodative monetary policy over the year amid subdued headline inflation and a rapid decline in the yuan.

During the period, security selection within the consumer discretionary and communication services sectors were primary drivers of relative underperformance. Within consumer discretionary, shares of Alibaba Group Holding Ltd., a Chinese online and mobile marketplace in retail and wholesale trade, fell meaningfully throughout the year. Entering the fiscal year, the company was already facing pressure of increased regulation from the State Administration for Market Regulation. In August 2021, the Chinese agency issued a comprehensive list of rules that forbade tech giants from illegally capturing and using customer data, as well as using technology to bar access to competitors’ products. Shares of Alibaba also faced renewed fears of further COVID containment driven lockdowns in China. Previously strict lockdowns have reduced social engagement, which in turn has presented challenges in many areas of consumption.

Within communication services, the Fund’s positions in Tencent Holding, Ltd., and Sea, Ltd., were the primary detractors from relative performance. Tencent is a Chinese multinational technology and entertainment conglomerate that is one of the highest grossing multimedia companies in the world. Sea is an internet and mobile platform company that engages in the provision of online gaming services. It was originally the non-China subsidiary of Tencent before being separated into its own company, of which Tencent still owns a small stake. Both companies performed poorly largely as a result of high-multiple stocks being hit hard throughout the shift from the growth to value. Similar to Alibaba, Tencent has also been adversely impacted by increased regulation.

Conversely, stock selection within the financials sector was a primary contributor to relative performance over the period. Generally speaking, our preference in banking has been for asset-geared franchises with low complexity. Immediately following the Russian invasion of Ukraine, we reduced European financials exposure meaningfully expecting significant challenges as a result of slower European economic growth. Towards the end of the first quarter of 2022, after the sharp selloff in the sector, we were once again able to increase our positioning with a focus on banks that we believed would likely benefit from rising rates. Outside of Europe, relative performance was positively impacted by the Fund’s position in Bank Mandiri, which has benefited from a general economic improvement in Indonesia, as well as increased economic activity as a result of China’s reopening.

Security selection in the health care sector also contributed to relative performance. Leading the way was the Fund’s position in Daiichi Sankyo. Daiichi focuses on oncology and is the second largest pharmaceutical company in Japan. In early 2019, the company entered into a global collaboration agreement with AstraZeneca to jointly develop and commercialize new cancer treatments. The shares of the stock performed well throughout the third quarter of 2022 following the release of treatment data that showed promising results. We believe that Daiichi holds strong economic upside in its partnership with AstraZeneca and it should be a good multi-year opportunity for the stock.

Lord Abbett International Opportunities Fund

For the fiscal year ended October 31, 2022, the Fund returned -29.03%, reflecting performance at the net asset value (“NAV”) of Class A Shares with all distributions reinvested, compared to its benchmark, the S&P Developed Ex-U.S. SmallCap® Index12, which returned -30.62% over the same period.

Global equities finished lower for the trailing twelve-month period as bearish sentiment overwhelmed markets. Looking closer, the fiscal year was defined by two distinct periods of economic activity. In the second half of 2021, U.S. markets were supported by continued central bank liquidity and corporate earnings surprises. Continued vaccine progress against the COVID-19 virus and momentum surrounding economic reopening in developed markets also provided a tailwind. Specifically, the U.S. economy showed signs of meaningful growth, with gross domestic product (GDP) growing 7.0% in the fourth quarter of 2021. Meanwhile, GDP growth in the Eurozone and China was 0.5% and 1.3%, respectively over the same period.

However, global markets were met with increasing headwinds towards the end of 2021, including the emergence of the newly discovered Omicron variant. In November 2021 the World Health Organization designated the newly discovered mutation as a “variant of concern”, leading to one of the largest selloffs and worst one-day performance of U.S. risk assets since the start of the pandemic, as fears that the world would succumb to a new wave of infections emerged. U.S. cases hit the highest levels of the pandemic in December, rising above 580,000 new cases in the last week of the month and more than doubling the previous record high. Yet, the negative sentiment regarding Omicron quickly reversed as cases proved to be generally less severe than prior strains. In the U.S., there was also increased positive market sentiment after the Center for Disease Control shortened its suggested isolation policy for those infected from 10 days to five.

Moving into 2022, investor risk appetite shifted lower due primarily to a combination of higher and more persistent inflation. Inflationary pressures had built up in the fourth quarter of 2021 by an imbalance between supply and demand dynamics across multiple industries, exacerbated by COVID-19 labor issues. This became evident with the headline U.S. consumer price index (CPI) rising 6.8% year-on-year in November 2021, the fastest pace since 1982. Prices continued increasing throughout the first half of 2022, led by energy, food, and used cars. This surge in prices culminated in June 2022 as headline inflation came in at 9.1% year-on-year, the fastest annual increase in over 40 years. Meanwhile, inflation data outside the U.S. was also high, with October 2022 inflation readings for Canada, the U.K., and Eurozone coming in at 6.9%, 11.1%, and 10.6%, respectively.

There were a number of developments indicating an increasing possibility of an approaching recession for global economies. The U.S. reported negative gross domestic product of -1.6% in the first quarter of 2022 and -0.9% in the second quarter before returning to growth in the third quarter. Worries of a pending recession continued to grow, causing consumer sentiment to drop to levels worse than during the COVID-19 pandemic and the global financial crisis of 2008, as measured by The University of Michigan’s index of consumer sentiment. There was a flurry of high-profile hiring freezes and layoff announcements. Second quarter earnings also provided some cautious takeaways, including lower guidance from retailers on general merchandise softness as a result of inflation, tech companies pointing to a continued deterioration in digital advertising and consumer electronics, and home builders commenting on a slowdown in housing demand.

In Europe, market sentiment deteriorated throughout the year, with the prospects of a recession increasing, in our view. Most economic data pointed to a slowdown in Europe, such as the euro area composite Purchasing Managers Index (PMI) business survey, which fell into contractionary territory and closed the twelve-month period with six straight months of falling private sector activity. Euro area consumer confidence dropped to an all-time low in September, as measured by the European Commission’s consumer confidence indicator, in part due to the reduction in gas supplies coming from Russia, which drove prices up significantly and raised fears of outright shortages and rationing. Russia completely halted gas flows through the key Nord Stream 1 pipeline in September, which exacerbated many of those fears. This sparked officials to announce plans to tackle the energy crisis towards the end of the period, which included the first version of a price cap and a common purchases system. Germany also launched a jumbo fiscal package of €200bn to support households and firms.

Emerging markets equities meaningfully underperformed their developed market peers, as a strong U.S. dollar and rising oil prices proved to be major headwinds. Chinese equities were a notable underperformer, as the country continued to grapple the COVID-zero strategy, a moderation in exports, and a persistent property crisis. These headwinds led to consumer confidence, as measured by the National Bureau of Statistics of China, to fall to an all-time low in April and continue to hover in that range for the remainder of the fiscal year. As such, in September, the Asian Development Bank downgraded its growth estimate for China to 3.3% this year from a prior 4.0% estimate. It also forecasted that China’s economic growth would lag that of developing Asia for the first time in more than three decades.

Separately, global markets were faced with increased geopolitical tensions due to the Russian invasion of Ukraine on February 23rd. Tensions remained elevated for the remainder of the twelve-month period, as Russia continued to weaponize energy flows, annexed four Ukrainian regions, and ratcheted up its nuclear warnings. In addition, the rhetoric between the U.S. and China over Taiwan further heated up after U.S. House of Representatives Speaker Nancy Pelosi visited Taiwan in August. China responded to the trip with large-scale military drills, which led to a pledge by U.S. President Joe Biden to defend the democratically governed island.

The surge in prices forced global central banks into a more aggressive approach to combating inflation. After remaining mostly consistent in its messaging around expectations that price pressures would be transitory, elevated and more persistent inflation pressures caused the U.S. Federal Reserve (Fed) to move the target federal funds rate into more restrictive territory. This resulted in a 25-basis point (bps) hike in the federal funds rate at the March Federal Open Market Committee meeting, the first hike in more than three years. Five additional rate hikes of 50 bps, 75 bps, 75 bps, 75 bps, and 75 bps, respectively, followed in the succeeding months as inflation prints continued to come in hotter than expected, resulting in a federal funds rate of 4.00% by November 2, 2022, which was widely anticipated by the market. Bond yields shot up in reaction to this shift in policy, exhibiting a bearish curve flattening trend and ultimately leading to periods of brief yield curve inversion, as shorter-term yields moved higher than longer-term yields. This trend was reflected in the 5-year and 30-year U.S. Treasury spread inverting for the first time since 2006, and the 2-year and 10-year Treasury spread inverting for the first time since 2019.

The European Central Bank (ECB) raised its three key interest rates by 50bp during its July 2022 meeting in an attempt to reduce inflationary pressures, ending eight years of negative rates with its first increase since 2011. The ECB then followed up with two 75bp rate hikes in September and October, bringing borrowing costs to the highest level since early 2009. Inflation in the Euro Area continued to march higher and break record rates, reaching double digits by October, and showing no signs of peaking. In total, ninety central banks globally have raised rates thus far in 2022, creating the most widespread rate rise in over two decades. That said, the Bank of

Japan (BoJ) appeared undeterred and maintained its key short-term interest rate at -0.1% during its October meeting but raised its 2022 inflation forecast to 2.9% from the 2.3% made in July, citing surging prices of energy, food, and durable goods. The BoJ reiterated it will take extra easing measures if needed while continuing to buy unlimited amounts of bonds, as it has been doing since April. The People’s Bank of China also maintained accommodative monetary policy over the year amid subdued headline inflation and a rapid decline in the yuan.

Stock selection within the industrials and information technology sectors were primary drivers of relative outperformance during the period. Within industrials, the Fund’s position in Rheinmetall AG, a German defense equipment manufacturer, was the largest individual contributor to relative performance. After Russia’s invasion of Ukraine, the German government enlisted Rheinmetall to improve the equipment of the armed forces of the Federal Republic of Germany, sending shares of the stock soaring.

Within information technology, AT & S Austria Technologie & Systemtechnik AG, an Austrian company that develops printed circuit boards and integrated circuit substrates, also drove relative performance. Shares of the stock rose sharply on the back of continued strong momentum of the integrated circuit substrate market as well as positive developments in company financials. The complexity of packaging solutions has gone up significantly as a result of IoT (internet of things) and 5G technologies. Shares of the stock benefitted as AT&S is the biggest player in this space in Europe and we believe they have strong pricing power.

Stock selection within the financials sector also contributed to relative performance. We reduced our overall bank exposure throughout the year. The war in Ukraine has led to a weakening growth backdrop in Europe, and the prospect of an economic downturn does not bode well for the sector within the Eurozone. European banks are mostly domestic facing cyclical businesses, so it was prudent to reduce our exposure there. However, we do remain generally constructive on developed markets banks with interest rate sensitivity, as the health of the global banking system remains strong, in our view.

While stock selection within the industrials sector was a net contributor to relative performance, the Fund’s position in Montana Aerospace AG., a Switzerland-based manufacturer of system components and complex assemblies for the aerospace industry, was a notable detractor. Shares of the stock tumbled following Russia’s invasion of Ukraine as investors called into question the company’s ability to offset the steep rise in commodity prices, as well as its dependency on external energy suppliers.

Lastly, several positions within the health care sector dragged on relative performance. The sector as a whole largely suffered throughout the fiscal year as market participants reset earnings expectations following the recent very high growth environment.

Lord Abbett International Value Fund

For the fiscal year ended October 31, 2022, the Fund returned -19.56%, reflecting performance at the net asset value (“NAV”) of Class A Shares with all distributions reinvested, compared to its benchmark, the MSCI EAFE Value Index with Net Dividends,13 which returned -16.35% over the same period.

Global equities finished lower for the trailing twelve-month period as bearish sentiment overwhelmed markets. Looking closer, the fiscal year was defined by two distinct periods of economic activity. In the second half of 2021, U.S. markets were supported by continued central bank liquidity and corporate earnings surprises. Continued vaccine progress against the COVID-19 virus and momentum surrounding economic reopening in developed markets also provided a tailwind. Specifically, the U.S. economy showed signs of meaningful growth, with gross domestic product (GDP) growing 7.0% in the fourth quarter of 2021. Meanwhile, GDP growth in the Eurozone and China was 0.5% and 1.3%, respectively over the same period.

However, global markets were met with increasing headwinds towards the end of 2021, including the emergence of the newly discovered Omicron variant. In November 2021 the World Health Organization designated the newly discovered mutation as a “variant of concern”, leading to one of the largest selloffs and worst one-day performance of

U.S. risk assets since the start of the pandemic, as fears that the world would succumb to a new wave of infections emerged. U.S. cases hit the highest levels of the pandemic in December, rising above 580,000 new cases in the last week of the month and more than doubling the previous record high. Yet, the negative sentiment regarding Omicron quickly reversed as cases proved to be generally less severe than prior strains. In the U.S., there was also increased positive market sentiment after the Center for Disease Control shortened its suggested isolation policy for those infected from 10 days to five.

Moving into 2022, investor risk appetite shifted lower due primarily to a combination of higher and more persistent inflation. Inflationary pressures had built up in the fourth quarter of 2021 by an imbalance between supply and demand dynamics across multiple industries, exacerbated by COVID-19 labor issues. This became evident with the headline U.S. consumer price index (CPI) rising 6.8% year-on-year in November 2021, the fastest pace since 1982. Prices continued increasing throughout the first half of 2022, led by energy, food, and used cars. This surge in prices culminated in June 2022 as headline inflation came in at 9.1% year-on-year, the fastest annual increase in over 40 years. Meanwhile, inflation data outside the U.S. was also high, with October 2022 inflation readings for Canada, the U.K., and Eurozone coming in at 6.9%, 11.1%, and 10.6%, respectively.

There were a number of developments indicating an increasing possibility of an approaching recession for global economies. The U.S. reported negative gross domestic product of -1.6% in the first quarter of 2022 and -0.9% in the second quarter before returning to growth in the third quarter. Worries of a pending recession continued to grow, causing consumer sentiment to drop to levels worse than during the COVID-19 pandemic and the global financial crisis of 2008, as measured by The University of Michigan’s index of consumer sentiment. There was a flurry of high-profile hiring freezes and layoff announcements. Second quarter earnings also provided some cautious takeaways, including lower guidance from retailers on general merchandise softness as a result of inflation, tech companies pointing to a continued deterioration in digital advertising and consumer electronics, and home builders commenting on a slowdown in housing demand.

In Europe, market sentiment deteriorated throughout the year, with the prospects of a recession increasing, in our view. Most economic data pointed to a slowdown in Europe, such as the euro area composite Purchasing Managers Index (PMI) business survey, which fell into contractionary territory and closed the twelve-month period with six straight months of falling private sector activity. Euro area consumer confidence dropped to an all-time low in September, as measured by the European Commission’s consumer confidence indicator, in part due to the reduction in gas supplies coming from Russia, which drove prices up significantly and raised fears of outright shortages and rationing. Russia completely halted gas flows through the key Nord Stream 1 pipeline in September, which exacerbated many of those fears. This sparked officials to announce plans to tackle the energy crisis towards the end of the period, which included the first version of a price cap and a common purchases system. Germany also launched a jumbo fiscal package of €200bn to support households and firms.

Emerging markets equities meaningfully underperformed their developed market peers, as a strong U.S. dollar and rising oil prices proved to be major headwinds. Chinese equities were a notable underperformer, as the country continued to grapple the COVID-zero strategy, a moderation in exports, and a persistent property crisis. These headwinds led to consumer confidence, as measured by the National Bureau of Statistics of China, to fall to an all-time low in April and continue to hover in that range for the remainder of the fiscal year. As such, in September, the Asian Development Bank downgraded its growth estimate for China to 3.3% this year from a prior 4.0% estimate. It also forecasted that China’s economic growth would lag that of developing Asia for the first time in more than three decades.

Separately, global markets were faced with increased geopolitical tensions due to the Russian invasion of Ukraine on February 23rd. Tensions remained elevated for the remainder of the twelve-month period, as Russia continued to weaponize energy flows, annexed four Ukrainian regions, and ratcheted up its nuclear warnings. In addition, the rhetoric between the U.S. and China over Taiwan further heated up after U.S. House of Representatives Speaker Nancy Pelosi visited Taiwan in August. China responded to the trip with large-scale military drills, which led to a pledge by U.S. President Joe Biden to defend the democratically governed island.

The surge in prices forced global central banks into a more aggressive approach to combating inflation. After remaining mostly consistent in its messaging around expectations that price pressures would be transitory, elevated and more persistent inflation pressures caused the U.S. Federal Reserve (Fed) to move the target federal funds rate into more restrictive territory. This resulted in a 25-basis point (bps) hike in the federal funds rate at the March Federal Open Market Committee meeting, the first hike in more than three years. Five additional rate hikes of 50 bps, 75 bps, 75 bps, 75 bps, and 75 bps, respectively, followed in the succeeding months as inflation prints continued to come in hotter than expected, resulting in a federal funds rate of 4.00% by November 2, 2022, which was widely anticipated by the market. Bond yields shot up in reaction to this shift in policy, exhibiting a bearish curve flattening trend and ultimately leading to periods of brief yield curve inversion, as shorter-term yields moved higher than longer-term yields. This trend was reflected in the

5-year and 30-year U.S. Treasury spread inverting for the first time since 2006, and the 2-year and 10-year Treasury spread inverting for the first time since 2019.

The European Central Bank (ECB) raised its three key interest rates by 50bp during its July 2022 meeting in an attempt to reduce inflationary pressures, ending eight years of negative rates with its first increase since 2011. The ECB then followed up with two 75bp rate hikes in September and October, bringing borrowing costs to the highest level since early 2009. Inflation in the Euro Area continued to march higher and break record rates, reaching double digits by October, and showing no signs of peaking. In total, ninety central banks globally have raised rates thus far in 2022, creating the most widespread rate rise in over two decades. That said, the Bank of Japan (BoJ) appeared undeterred and maintained its key short-term interest rate at -0.1% during its October meeting but raised its 2022 inflation forecast to 2.9% from the 2.3% made in July, citing surging prices of energy, food, and durable goods. The BoJ reiterated it will take extra easing measures if needed while continuing to buy unlimited amounts of bonds, as it has been doing since April. The People’s Bank of China also maintained accommodative monetary policy over the year amid subdued headline inflation and a rapid decline in the yuan.

During the period, the Fund’s underperformance relative to the benchmark was driven by stock selection within the consumer discretionary and information technology sectors. Within the consumer discretionary sector, Persimmon Plc, a British housebuilding company, was among the largest individual detractors as the company has been greatly impacted by a steep drop in housing sales caused by higher mortgage costs.

Within the information technology sector, shares of Infineon Technologies AG, a German semiconductor manufacturer, also detracted from relative performance. After two years of record chip sales stemming from the COVID-19 pandemic, demand largely reversed in 2022. While semiconductor designers focused on the auto and industrial sectors, such as Infineon, have fared relatively better than other chip players, the holding was a detractor over the period.

Conversely, stock selection within the industrials and financials sectors contributed to relative performance. Within the industrials sector, shares of Thales Group, a manufacturer of electrical systems as well as devices and equipment for the aerospace, defense, transportation, and security sectors, soared in early March after the company reported record cashflow levels and higher-than-expected margins.

Within financials, Grupo Financiero Banorte, S.A.B. de C.V., a Mexican banking and financial services company, contributed to relative performance as the company benefitted from rising interest rates. In October, Banorte raised its forecast for its 2022 full-year net profit after a surge in quarterly earnings.

Lord Abbett Micro Cap Growth Fund

For the fiscal year ended October 31, 2022, the Fund returned -28.41%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the Russell Microcap® Growth Index,14 which returned -32.61% over the same period.

U.S. markets faced many challenges throughout the twelve-month period ending October 31, 2022, including the emergence of the Omicron variant of COVID-19, supply chain dislocations, labor shortages, inflationary pressures, less accommodative fiscal and monetary policy, and Russia’s invasion of Ukraine. The Dow Jones Industrial Average and S&P 500® Index fell -6.74% and -14.61%, respectively, while the tech-heavy Nasdaq Composite lost -28.56%. Value stocks2 significantly outperformed growth stocks3 (-7.25% vs -24.67%), while large cap stocks4 outperformed small cap stocks5 (-16.38% vs -18.54%).

The period began with global markets grappling with the emergence of the newly discovered Omicron variant. In November 2021 the World Health Organization designated the mutation as a “variant of concern”, leading to one of the largest selloffs of U.S. risk assets since the start of the pandemic, as fears that the world would succumb to a new wave of infections emerged. U.S. cases hit the highest levels of the pandemic in December, rising above 580,000 new cases on the last week of the month and more than doubling the previous record high. Yet, the negative sentiment regarding Omicron quickly reversed as cases proved to be generally less severe than prior strains. There was also increased positive market sentiment after the Center for Disease Control shortened its suggested isolation policy for those infected from 10 days to five.

Inflationary concerns began to take focus towards the end of 2021 before becoming a dominant headline throughout the period. Headline core consumer price index readings had hovered a little above 5% year-over-year for most of 2021, which led investors to question whether this period of rising prices would be more persistent than originally thought. However, this debate was intensified by November’s headline consumer price index rising 6.8% year-over-year, the fastest pace since 1982. The sharp increase in prices was generally due to an imbalance between supply and demand dynamics across multiple industries, led initially by energy, food, and used cars. Inflation readings continued to climb throughout the first half of 2022, peaking at 9.1% year-over-year in June.

Energy costs were the primary driver of inflation for the period, rising more than 30% year-over-year by the end of June. The energy sector, which had been subject to rising consumer demand as global economies reopened from lockdowns induced by COVID-19, faced added friction with Russia’s invasion of Ukraine. Investors were concerned about the secondary effects of the war, particularly from a commodity and supply chain standpoint. Russia has been a large global exporter of oil and certain minerals, and the various sanctions set on Russia from Western nations led to a surge in commodity prices, with crude oil reaching over $100 per barrel for the first time since 2014.

The surge in prices forced the U.S. Federal Reserve (Fed) into a more aggressive approach to combating inflation. After remaining mostly consistent in its messaging around expectations that price pressures would be transitory, elevated and more persistent inflation pressures caused the Fed to move the target federal funds rate into more restrictive territory. This resulted in a 25-basis point (bps) hike in the federal funds rate at the March Federal Open Market Committee meeting, the first hike in more than three years. Five additional rate hikes of 50 bps, 75 bps, 75 bps, 75 bps, and 75 bps, respectively, followed in the succeeding months as inflation prints continued to come in hotter than expected, resulting in a federal funds rate of 4.00% by November 2, 2022, which was widely anticipated by the market as of the end of the fiscal year. Bond yields shot up in anticipation of this aggressive policy, leading to a bearish curve flattening trend and ultimately periods of brief yield curve inversion, as shorter-term yields moved higher than longer-term yields.

Separately, global markets were faced with increased geopolitical tensions due to the Russian invasion of Ukraine on February 23rd. Tensions remained elevated for the remainder of the twelve-month period, as Russia continued to weaponize energy flows, annexed four Ukrainian regions, and ratcheted up its nuclear warnings. In addition, the rhetoric between the U.S. and China over Taiwan further heated up after U.S. House of Representatives Speaker Nancy Pelosi visited Taiwan in August. China responded to the trip with large-scale military drills, which led to a pledge by U.S. President Joe Biden to defend the democratically governed island.

Key macroeconomic indicators mostly continued to trend lower throughout the period, with the U.S. reporting negative gross domestic product of -1.6% in the first quarter of 2022 and -0.9% in the second quarter before returning to growth in the third quarter. Worries among investors that a recession was pending continued to grow, which ultimately led consumer sentiment to drop to levels worse than during the COVID-19 pandemic and the global financial crisis of 2008, as measured by The University of Michigan’s index of consumer sentiment.

Despite rising recessionary signs, select bright spots in the U.S. economy supported the idea that a potential recession would be shallow. For example, one of the most positive developments seemed to be the traction behind the peak inflation narrative, which included a 99 day stretch of declines in U.S. gasoline prices. In addition, apartment rents fell for the first time in nearly two years in July and lumber prices were off more than 70% from their March peak late in the third quarter, back to pre-COVID levels. Second quarter earnings season also generated many

“better-than-feared” takeaways, including plenty of commentary about relatively stable demand and pricing power continuing to protect margins. Capital return and capital expenditures were also mentioned as relative bright spots as companies flagged easing labor shortages and supply chain constraints. The U.S. labor market also remained strong over the period, with the national unemployment rate at 3.7% as of the end of October.

In terms of Fund performance, from an industry standpoint, security selection within pharmaceuticals was a primary contributor to relative performance over the period. Leading the way was the portfolio’s position in Ventyx Biosciences, Inc., a clinical-stage biopharmaceutical company focused on advancing novel oral therapies for patients living with autoimmune and inflammatory disorders. After treading water for most of the year, shares of the stock significantly rose in September after the company announced positive Phase 1 trial results for VTX958, a TYK2 inhibitor which has a role in a broad range of immune-mediated diseases. The stock was also positively impacted by the FDA’s approval of Bristol-Myers Squibb’s TYK inhibitor which, as a result, reduced regulatory risk for Ventyx and similar companies. As of the end of the fiscal year, Ventyx is the portfolio’s top active overweight.

Also within the general health care sector, the portfolio’s position in Lantheus Holdings, Inc., a developer of innovative diagnostic and therapeutic agents, was another notable contributor to relative performance. Shares of the stock were in an uptrend for most of the fiscal year, which was primarily driven by the accelerated market adoption of PYLARIFY, a diagnostic imaging agent for prostate cancer. Lantheus reported record-setting financial results for the first half of 2022 and closed out the twelve-month period with another strong quarterly earnings beat.

Conversely, having no exposure to oil, gas, and consumable fuel throughout most of the first quarter of 2022 was a primary detractor from relative performance. As mentioned above, global markets were faced with increased geopolitical tensions throughout the period that ultimately culminated in the Russian invasion of Ukraine in February. The invasion resulted in oil prices rising to nearly $100 per barrel amid fears of a supply shortage, which greatly benefited stock prices of many energy companies.

Security selection within software also detracted from performance. Specifically, the portfolio’s position in Sprout Social, Inc., a provider of online social media management tools for businesses, was among the largest individual detractors over the period. Sprout Social was one of the portfolio’s largest contributors to performance in 2021 and entered the fiscal year among the highest active overweights. However, despite reporting a string of solid quarterly earnings results, shares of the company largely sold off during the period as the market generally rotated away from high-multiple stocks amid concerns of rising inflation and interest rates.

Lord Abbett Value Opportunities Fund

For the fiscal year ended October 31, 2022, the Fund returned -19.11%, reflecting performance at the net asset value (“NAV”) of Class A shares with all distributions reinvested, compared to its benchmark, the Russell 2500™ Index15, which returned -17.58% over the same period.

U.S. markets faced many challenges throughout the twelve-month period ending October 31, 2022, including the emergence of the Omicron variant of COVID-19, supply chain dislocations, labor shortages, inflationary pressures, less accommodative fiscal and monetary policy, and Russia’s invasion of Ukraine. The Dow Jones Industrial Average and S&P 500® Index fell -6.74% and -14.61%, respectively, while the tech-heavy Nasdaq Composite lost -28.56%. Value stocks2 significantly outperformed growth stocks3 (-7.25% vs -24.67%), while large cap stocks4 outperformed small cap stocks5 (-16.38% vs -18.54%).

The period began with global markets grappling with the emergence of the newly discovered Omicron variant. In November 2021 the World Health Organization designated the mutation as a “variant of concern”, leading to one of the largest selloffs of U.S. risk assets since the start of the pandemic, as fears that the world would succumb to a new wave of infections emerged. U.S. cases hit the highest levels of the pandemic in December, rising above 580,000 new cases on the last week of the month and more than doubling the previous record high. Yet, the negative sentiment regarding Omicron quickly reversed as cases proved to be generally less severe than prior strains. There was also increased positive market sentiment after the Center for Disease Control shortened its suggested isolation policy for those infected from 10 days to five.

Inflationary concerns began to take focus towards the end of 2021 before becoming a dominant headline throughout the period. Headline core consumer price index readings had hovered a little above 5% year-over-year for most of 2021, which led investors to question whether this period of rising prices would be more persistent than originally thought. However, this debate was intensified by November’s headline consumer price index rising 6.8% year-over-year, the fastest pace since 1982. The sharp increase in prices was generally due to an imbalance between supply and demand dynamics across multiple industries, led initially by energy, food, and used cars. Inflation readings continued to climb throughout the first half of 2022, peaking at 9.1% year-over-year in June.

Energy costs were the primary driver of inflation for the period, rising more than 30% year-over-year by the end of June. The energy sector, which had been subject to rising consumer demand as global economies reopened from lockdowns induced by COVID-19, faced added friction with Russia’s invasion of Ukraine. Investors were concerned about the secondary effects of the war, particularly from a commodity and supply chain standpoint. Russia has been a large global exporter of oil and certain minerals, and the various sanctions set on Russia from Western nations led to a surge in commodity prices, with crude oil reaching over $100 per barrel for the first time since 2014.

The surge in prices forced the U.S. Federal Reserve (Fed) into a more aggressive approach to combating inflation. After remaining mostly consistent in its messaging around expectations that price pressures would be transitory, elevated and more persistent inflation pressures caused the Fed to move the target federal funds rate into more restrictive territory. This resulted in a 25-basis point (bps) hike in the federal funds rate at the March Federal Open Market Committee meeting, the first hike in more than three years. Five additional rate hikes of 50 bps, 75 bps, 75 bps, 75 bps, and 75 bps, respectively, followed in the succeeding months as inflation prints continued to come in hotter than expected, resulting in a federal funds rate of 4.00% by November 2, 2022, which was widely anticipated by the market as of the end of the fiscal year. Bond yields shot up in anticipation of this aggressive policy, leading to a bearish curve flattening trend and ultimately periods of brief yield curve inversion, as shorter-term yields moved higher than longer-term yields.

Separately, global markets were faced with increased geopolitical tensions due to the Russian invasion of Ukraine on February 23rd. Tensions remained elevated for the remainder of the twelve-month period, as Russia continued to weaponize energy flows, annexed four Ukrainian regions, and ratcheted up its nuclear warnings. In addition, the rhetoric between the U.S. and China over Taiwan further heated up after U.S. House of Representatives Speaker Nancy Pelosi visited Taiwan in August. China responded to the trip with large-scale military drills, which led to a pledge by U.S. President Joe Biden to defend the democratically governed island.

Key macroeconomic indicators mostly continued to trend lower throughout the period, with the U.S. reporting negative gross domestic product of -1.6% in the first quarter of 2022 and -0.9% in the second quarter before returning to growth in the third quarter. Worries among investors that a recession was pending continued to grow, which ultimately led consumer sentiment to drop to levels worse than during the COVID-19 pandemic and the global financial crisis of 2008, as measured by The University of Michigan’s index of consumer sentiment.

Despite rising recessionary signs, select bright spots in the U.S. economy supported the idea that a potential recession would be shallow. For example, one of the most positive developments seemed to be the traction behind the peak inflation narrative, which included a 99 day stretch of declines in U.S. gasoline prices. In addition, apartment rents fell for the first time in nearly two years in July and lumber prices were off more than 70% from their March peak late in the third quarter, back to pre-COVID levels. Second quarter earnings season also generated many “better-than-feared” takeaways, including plenty of commentary about relatively stable demand and pricing power continuing to protect margins. Capital return and capital expenditures were also mentioned as relative bright spots as companies flagged easing labor shortages and supply chain constraints. The U.S. labor market also remained strong over the period, with the national unemployment rate at 3.7% as of the end of October.

During the 12-month period ending October 31, 2022, the Fund’s position in Caesars Entertainment, a casino management company, detracted from relative performance. Shares fell after the company reported that revenue was short of expectations in the first quarter. The company faced headwinds throughout the period as it had notable financial leverage. We believe the company should benefit from both the reduction of their overall leverage as well as the resumption of international travel. The Fund’s position in Azenta, Inc., a provider of life sciences solutions, detracted from relative performance. The Information Technology sector, in particular, was under pressure as investors largely gravitated towards lower volatility names – prioritizing profitability and valuations. In addition to this, shares continued to fall after the company issued fourth quarter guidance below expectations. The Fund’s position in Generac Holdings Inc., a manufacturer of backup power generation products, was the largest detractor from relative returns.

Shares sold off after the company reported third quarter earnings where revenue fell short of expectations. While the commercial and industrial segments of their business performed as expected, residential product sales came under pressure during the quarter. They subsequently lowered full-year 2022 guidance.

Conversely, the largest contributor to relative performance during the 12-month period ending October 31, 2022, was Molina Healthcare, Inc., a managed care company. The company closed its acquisition of Cigna’s Texas Medicaid and later in the year announced it entered into a definitive agreement to acquire My Choice Wisconsin. Separately, the company reported fourth quarter earnings which were ahead of expectations, and it was added to the S&P 500® Index in the beginning of March. We remain confident in the company’s ability to continue to gain market share and execute on their acquisitions. The Fund’s position in Aspen Technologies, Inc., a provider of software and services for the process industries, contributed to relative performance. Aspen Technologies’ customer base is largely made up of chemical and energy companies which rallied throughout the year, mostly attributable to the Russian-Ukrainian War. The company typically benefits when chemical/energy companies are performing well and have more money to allocate towards software. The Fund’s position in Silicon Motion Technology, which engages in the development, manufacturing, and supply of semiconductor products for the electronics market, was the largest contributor within the sector. Silicon Motion Technology was a significant outperformer in the first half of the year. Shares rallied following the announcement that MaxLinear, which provides highly integrated radio-frequency analog and mixed-signal semiconductor products for broadband communications applications, would acquire Silicon Motion Technology.

Each Fund’s portfolio is actively managed and, therefore, holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1 The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index.

2 As represented by the Russell 3000® Value Index as of 10/31/2022.

3 As represented by the Russell 3000® Growth Index as of 10/31/2022.

4 As represented by the Russell 1000® Index as of 10/31/2022.

5 As represented by the Russell 2000® Index as of 10/31/2022.

6 The Russell 1000® Growth Index measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

7 The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

8 The Russell 2000 Value® Index measures the performance of those stocks of the Russell 2000 Index with lower price-to-book ratios and lower relative forecasted growth rates. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and an investor cannot invest directly in an index.

9 The MSCI ACWI (All Country World Index) with Net Dividends is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI Index with Net Dividends approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates.

10 The MSCI ACWI Health Care Index includes large and mid cap securities across 23 Developed Markets (DM) and 26 Emerging Markets (EM) countries. All securities in the index are classified in the Health Care Sector as per the Global Industry Classification Standard.

11 The MSCI ACWI (All Country World Index) ex-USA® Index is a subset of the MSCI ACWI Index. The MSCI ACWI (All Country World Index) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI ex-U.S. Index with Gross Dividends approximates the maximum possible dividend reinvestment. The amount reinvested is the entire dividend distributed to individuals domiciled in the country of the company but does not include tax credits. The MSCI ACWI ex-U.S. Index with Net Dividends approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates.

12 The S&P Developed Ex-U.S. SmallCap® Index captures the bottom 15% of companies domiciled in the developed markets (excluding the United States) within the S&P Global BMI with a float-adjusted market capitalization of at least US$100 million and a value traded of at least US$50 million for the past 12 months at the time of the annual reconstitution. Stocks are excluded if their market capitalization falls below US$75 million, or if the value traded is less than US$35 million at the time of reconstitution.

13 The MSCI EAFE Value Index captures large and mid-cap securities exhibiting overall value style characteristics across Developed Markets countries around the world, excluding the U.S. and Canada. Gross Dividends approximates the maximum possible dividend reinvestment. The amount reinvested is the entire dividend distributed to individuals resident in the country of the company, but does not include tax credits. Net Dividends approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates.

14 The Russell Microcap® Growth Index measures the performance of those Russell Microcap companies with higher price-to-book ratios and higher forecasted growth values.

15 The Russell 2500™ Index is a market cap weighted index that includes the smallest 2,500 companies covered in the Russell 3000® Index universe of United States-based listed equities.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Funds will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. Each Fund offers classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see each Fund’s prospectus.

During certain periods shown, expense waivers and reimbursements were in place. Without such waivers and expense reimbursements, the Funds’ returns would have been lower.

The annual commentary above discusses the views of the Funds’ management and various portfolio holdings of the Funds as of October 31, 2022. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Funds’ portfolios are actively managed and may change significantly, the Funds may no longer own the securities described above or may have otherwise changed their positions in the securities. For more recent information about the Funds’ portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see each Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

Alpha Strategy Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 2000® Index, the 85% Russell 2000® Index/15% S&P Developed Ex-U.S. SmallCap Index and the Lipper Small-Cap Core Category Funds Average, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended October 31, 2022

	1 Year	5 Years	10 Years	Life of Class
Class A4	-28.60%	4.02%	8.75%	–
Class C5	-25.52%	4.46%	8.58%	–
Class F6	-24.10%	5.42%	9.57%	–
Class F3[7]	-23.98%	5.61%	–	7.33%
Class I6	-24.04%	5.52%	9.67%	–
Class R2[6]	-24.50%	4.89%	9.02%	–
Class R3[6]	-24.41%	5.00%	9.13%	–
Class R4[8]	-24.23%	5.25%	–	5.86%
Class R5[8]	-24.04%	5.52%	–	6.13%
Class R6[8]	-23.97%	5.62%	–	6.20%

1 Reflects the deduction of the maximum initial sales charge of 5.75%.
2 Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3 Source: Lipper Inc. The performance of the average is not necessarily representative of the Fund’s performance.

4 Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31,

2022, is calculated using the SEC- required uniform method to compute such return.

5 The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

6 Performance is at net asset value.

7 Commenced operations and performance for the Class began on April 4, 2017. Performance is at its net asset value.

8 Commenced operations and performance for the classes began on June 30, 2015. Performance is at net asset value.

Focused Growth Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 1000® Growth Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursements of expense, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Period Ended October 31, 2022

	1 Year	Life of Class
Class A3	-40.56%	12.00%
Class C4	-37.94%	12.96%
Class F5	-36.79%	14.08%
Class F3[5]	-36.74%	14.16%
Class I5	-36.79%	14.08%
Class R3[5]	-37.11%	13.51%
Class R4[5]	-36.93%	13.81%
Class R5[5]	-36.79%	14.08%
Class R6[5]	-36.74%	14.16%

1 Reflects the deduction of the maximum initial sales charge of 5.75%.

2 Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance. Performance of the index begins on January 31, 2019.

3 Class A shares commenced operations on January 30, 2019 and performance for the Class began on January 31, 2019. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2022, is calculated using the SEC-required uniform method to compute such return.

4 Class C shares commenced operations on January 30, 2019 and performance for the Class began on January 31, 2019. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date.

5 Commenced operations on January 30, 2019 and performance for the Classes began on January 31, 2019. Performance is at net asset value.

Focused Large Cap Value Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 1000® Value Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursements of expense, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Period Ended October 31, 2022

	1 Year	Life of Class
Class A3	-13.93%	4.91%
Class C4	-10.09%	6.05%
Class F5	-8.48%	7.07%
Class F3[5]	-8.48%	7.12%
Class I5	-8.55%	7.09%
Class R3[5]	-8.88%	6.58%
Class R4[5]	-8.73%	6.82%
Class R5[5]	-8.49%	7.10%
Class R6[5]	-8.48%	7.13%

1 Reflects the deduction of the maximum initial sales charge of 5.75%.

2 Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance. Performance of the index begins on July 31, 2019.

3 Class A shares commenced operations on July 26, 2019 and performance for the Class began on July 31, 2019. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2022, is calculated using the SEC required uniform method to compute such return.

4 Class C shares commenced operations on July 26, 2019 and performance for the Class began on July 31, 2019. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5 Commenced operations on July 26, 2019 and performance for the Classes began on July 31, 2019. Performance is at net asset value.

Focused Small Cap Value Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 2000® Value Index and the Russell 2000® Index, assuming reinvestment of all dividends and distributions. The performance of the other class will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such class. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended October 31, 2022

	1 Year	5 Years	10 Years	Life of Class
Class A3	-18.00%	4.01%	9.48%	–
Class C4	-14.39%	–	–	5.84%
Class F5	-12.77%	–	–	6.94%
Class F3[5]	-12.70%	–	–	7.01%
Class I6	-12.76%	5.43%	10.23%	–
Class R5[5]	-12.73%	–	–	6.95%
Class R6[5]	-12.73%	–	–	7.00%

1 Reflects the deduction of the maximum initial sales charge of 5.75%.

2 Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3 Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2022, is calculated using the SEC required uniform method to compute such return.

4 Class C shares commenced operations on June 28, 2019 and performance for the Class began on July 1, 2019. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5 Commenced operations on June 28, 2019 and performance for the Class began on July 1, 2019. Performance is at net asset value.

6 Performance is at net asset value.

Fundamental Equity Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 1000® Value Index, Russell 3000® Value Index, Russell 3000® Index, and S&P 500® Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended October 31, 2022

	1 Year	5 Years	10 Years	Life of Class
Class A3	-12.18%	5.69%	9.12%	–
Class C4	-8.31%	6.14%	8.97%	–
Class F5	-6.75%	7.09%	9.95%	–
Class F3[6]	-6.58%	7.29%	–	7.75%
Class I5	-6.65%	7.19%	10.06%	–
Class P5	-7.03%	6.72%	9.57%	–
Class R2[5]	-7.17%	6.56%	9.40%	–
Class R3[5]	-7.10%	6.65%	9.52%	–
Class R4[7]	-6.80%	6.94%	–	7.41%
Class R5[7]	-6.64%	7.20%	–	7.67%
Class R6[7]	-6.57%	7.28%	–	7.77%

1 Reflects the deduction of the maximum initial sales charge of 5.75%.

2 Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3 Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2022, is calculated using the SEC-required uniform method to compute such return.

4 The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5 Performance is at net asset value.

6 Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7 Commenced operations and performance for the classes began on June 30, 2015. Performance is at net asset value.

Global Equity Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Morgan Stanley Capital International (MSCI) All Country World Index with Net Dividends and the MSCI All Country World Index with Gross Dividends, assuming reinvestment of all dividends and distributions. The MSCI All Country World Index with Net Dividends reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the MSCI All Country World Index. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursements of expense, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended October 31, 2022

	1 Year	5 Years	Life of Class
Class A3	-24.86%	4.90%	6.91%
Class C4	-21.55%	5.35%	7.20%
Class F5	-20.26%	6.29%	8.15%
Class F3[6]	-20.15%	6.44%	8.09%
Class I5	-20.17%	6.39%	8.26%
Class R3[5]	-20.47%	5.86%	7.72%
Class R4[5]	-20.37%	6.14%	7.99%
Class R5[5]	-20.17%	6.39%	8.26%
Class R6[5]	-20.10%	6.45%	8.31%

1 Reflects the deduction of the maximum initial sales charge of 5.75%.

2 Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance. Performance of each index begins on January 18, 2017.

3 Class A shares commenced operations on January 17, 2017 and performance for the Class began on January 18, 2017. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2022, is calculated using the SEC-required uniform method to compute such return.

4 Class C shares commenced operations on January 17, 2017 and performance for the Class began on January 18, 2017. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5 Commenced operations on January 17, 2017 and performance for the Class began on January 18, 2017. Performance is at net asset value.

6 Commenced operations and performance for the class began on April 4, 2017. Performance is at net asset value.

Growth Leaders Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 1000® Growth Index, Russell 3000® Growth Index, and S&P 500® Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended October 31, 2022

	1 Year	5 Years	10 Years	Life of Class
Class A3	-41.62%	10.28%	13.99%	–
Class C4	-39.00%	10.77%	13.83%	–
Class F5	-37.89%	11.88%	14.92%	–
Class F3[6]	-37.85%	11.95%	–	14.12%
Class I5	-37.89%	11.88%	14.97%	–
Class R2[5]	-38.28%	11.21%	14.34%	–
Class R3[5]	-38.20%	11.33%	14.39%	–
Class R4[7]	-38.06%	11.60%	–	11.65%
Class R5[7]	-37.91%	11.88%	–	11.94%
Class R6[7]	-37.85%	11.95%	–	12.02%

1 Reflects the deduction of the maximum initial sales charge of 5.75%.

2 Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance. Performance for each index begins on June 30, 2011.

3 Class A shares commenced operations on June 24, 2011 and performance for the Class began on June 30, 2011. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2022, is calculated using the SEC-required uniform method to compute such return.

4 Class C shares commenced operations on June 24, 2011 and performance for the Class began on June 30, 2011. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5 Commenced operations on June 24, 2011 and performance for the Class began on June 30, 2011. Performance is at net asset value.

6 Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7 Commenced operations and performance for the classes began on June 30, 2015. Performance is at net asset value.

Health Care Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) Health Care Net Index and MSCI ACWI Health Care Gross Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursements of expense, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Period Ended October 31, 2022

	1 Year	Life of Class
Class A3	-21.10%	8.47%
Class C4	-17.68%	9.64%
Class F5	-16.05%	10.74%
Class F3[5]	-15.96%	10.83%
Class I5	-16.06%	10.74%
Class R3[5]	-16.50%	10.18%
Class R4[5]	-16.25%	10.47%
Class R5[5]	-16.06%	10.75%
Class R6[5]	-15.95%	10.84%

1 Reflects the deduction of the maximum initial sales charge of 5.75%.

2 Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance. Performance of the index begins on July 31, 2019.

3 Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2022, is calculated using the SEC required uniform method to compute such return.

4 The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5 Performance is at net asset value.

International Equity Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex-USA® Index with Net Dividends and the MSCI ACWI ex-USA® Index with Gross Dividends, assuming reinvestment of all dividends and distributions. The MSCI ACWI ex-USA Index with Net Dividends reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the MSCI ACWI ex-USA Index. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended October 31, 2022

	1 Year	5 Years	10 Years	Life of Class
Class A3	-30.03%	-1.28%	2.36%	–
Class C4	-26.92%	-0.86%	2.24%	–
Class F5	-25.57%	0.10%	3.21%	–
Class F3[6]	-25.50%	0.24%	–	2.83%
Class I5	-25.51%	0.21%	3.31%	–
Class P5	-25.89%	-0.31%	2.79%	–
Class R2[5]	-25.98%	-0.45%	2.64%	–
Class R3[5]	-25.88%	-0.36%	2.75%	–
Class R4[7]	-25.71%	-0.10%	–	1.47%
Class R5[7]	-25.56%	0.15%	–	1.71%
Class R6[7]	-25.51%	0.22%	–	1.83%

1 Reflects the deduction of the maximum initial sales charge of 5.75%.

2 Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3 Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2022, is calculated using the SEC-required uniform method to compute such return.

4 The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5 Performance is at net asset value.

6 Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7 Commenced operations and performance for the classes began on June 30, 2015. Performance is at net asset value.

International Opportunities Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the S&P Developed Ex-U.S. SmallCap® Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended October 31, 2022

	1 Year	5 Years	10 Years	Life of Class
Class A3	-33.10%	-4.01%	3.88%	–
Class C4	-30.27%	-3.60%	3.73%	–
Class F5	-28.93%	-2.73%	4.66%	–
Class F3[6]	-28.83%	-2.56%	–	1.12%
Class I5	-28.85%	-2.63%	4.77%	–
Class P5	-29.19%	-3.07%	4.30%	–
Class R2[5]	-29.28%	-3.21%	4.14%	–
Class R3[5]	-29.24%	-3.11%	4.25%	–
Class R4[7]	-29.02%	-2.87%	–	1.12%
Class R5[7]	-28.88%	-2.63%	–	1.37%
Class R6[7]	-28.83%	-2.56%	–	1.47%

1 Reflects the deduction of the maximum initial sales charge of 5.75%.

2 Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3 Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2022, is calculated using the SEC-required uniform method to compute such return.

4 The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

5 Performance is at net asset value.

6 Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7 Commenced operations and performance for the classes began on June 30, 2015. Performance is at net asset value.

International Value Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Morgan Stanley Capital International (MSCI) EAFE Value Index with Net Dividends and the MSCI EAFE Value Index with Gross Dividends, assuming reinvestment of all dividends and distributions. The MSCI EAFE Value Index with Net Dividends reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the MSCI EAFE Value Index. The performance of other classes will be greater than or less than the performance shown in the graph due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursements of expense, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended October 31, 2022

	1 Year	5 Years	10 Years	Life of Class
Class A3	-24.20%	-2.40%	1.02%	–
Class C4	-20.95%	-1.98%	0.87%	–
Class F5	-19.45%	-1.04%	1.84%	–
Class F3[6]	-19.32%	-0.92%	–	1.07%
Class I5	-19.33%	-0.96%	1.93%	–
Class R2[5]	-19.92%	-1.65%	1.24%	–
Class R3[5]	-19.67%	-1.47%	1.40%	–
Class R4[7]	-19.62%	-1.25%	–	-0.07%
Class R5[7]	-19.40%	-0.99%	–	0.19%
Class R6[7]	-19.32%	-0.92%	–	0.26%

1 Reflects the deduction of the maximum initial sales charge of 5.75%.

2 Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3 Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2022, is calculated using the SEC-required uniform method to compute such return.

4 The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5 Performance is at net asset value.

6 Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7 Commenced operations and performance for the classes began on June 30, 2015. Performance is at net asset value.

Micro Cap Growth Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell Microcap® Growth Index and the Russell Microcap® Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended October 31, 2022

	1 Year	5 Years	10 Years	Life of Class
Class A3	-32.52%	13.60%	16.72%	–
Class C4	-29.62%	–	–	2.34%
Class F5	-28.19%	–	–	3.35%
Class I6	-28.19%	15.10%	17.50%	–

1 Reflects the deduction of the maximum initial sales charge of 5.75%.

2 Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3 Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended

October 31, 2022, is calculated using the SEC required uniform method to compute such return.

4 Class C shares commenced operations and performance for the Class began on August 28, 2020. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

5 Commenced operations and performance for the Class began on August 28, 2020. Performance is at net asset value.

6 Performance is at net asset value.

Value Opportunities Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 2500TM Index and the Russell 2500TM Value Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended October 31, 2022

	1 Year	5 Years	10 Years	Life of Class
Class A3	-23.78%	3.85%	8.46%	–
Class C4	-20.39%	4.31%	8.33%	–
Class F5	-19.01%	5.26%	9.31%	–
Class F3[6]	-18.83%	5.47%	–	6.16%
Class I5	-18.88%	5.36%	9.42%	–
Class P5	-19.25%	4.89%	8.93%	–
Class R2[5]	-19.38%	4.75%	8.77%	–
Class R3[5]	-19.31%	4.84%	8.87%	–
Class R4[7]	-19.09%	5.09%	–	5.64%
Class R5[7]	-18.91%	5.36%	–	5.91%
Class R6[7]	-18.80%	5.46%	–	6.02%

1 Reflects the deduction of the maximum initial sales charge of 5.75%.

2 Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3 Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2022, is calculated using the SEC-required uniform method to compute such return.

4 The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5 Performance is at net asset value.

6 Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7 Commenced operations and performance for the classes began on June 30, 2015. Performance is at net asset value.

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2022 through October 31, 2022).

Actual Expenses

For each class of each Fund, the first line of the applicable table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 5/1/22 – 10/31/22” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of each Fund, the second line of the applicable table on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Alpha Strategy Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†#
	5/1/22	10/31/22	5/1/22 – 10/31/22
Class A
Actual	$1,000.00	$946.60	$2.16
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.99	$2.24
Class C
Actual	$1,000.00	$943.20	$5.88
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.16	$6.11
Class F
Actual	$1,000.00	$947.70	$1.47
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.69	$1.53
Class F3
Actual	$1,000.00	$948.50	$0.49
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.70	$0.51
Class I
Actual	$1,000.00	$947.80	$0.93
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.25	$0.97
Class R2
Actual	$1,000.00	$945.10	$3.87
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.22	$4.02
Class R3
Actual	$1,000.00	$945.60	$3.38
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.73	$3.52
Class R4
Actual	$1,000.00	$946.90	$2.16
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.99	$2.24
Class R5
Actual	$1,000.00	$947.90	$0.93
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.25	$0.97
Class R6
Actual	$1,000.00	$948.50	$0.49
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.70	$0.51

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.44% for Class A, 1.20% for Class C, 0.30% for Class F, 0.10% for Class F3, 0.19% for Class I, 0.79% for Class R2, 0.69% for Class R3, 0.44% for Class R4, 0.19% for Class R5 and 0.10% for Class R6) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).
#	Does not include expenses of the Underlying Funds in which Alpha Strategy Fund invests.

Portfolio Holdings Presented by Portfolio Allocation

October 31, 2022

Underlying Fund Name	%*
Lord Abbett Developing Growth Fund, Inc. - Class I	19.90%
Lord Abbett Securities Trust-Focused Small Cap Value Fund - Class I	10.12%
Lord Abbett Securities Trust-International Opportunities Fund - Class I	19.49%
Lord Abbett Securities Trust-Micro Cap Growth Fund - Class I	10.18%
Lord Abbett Research Fund, Inc.-Small Cap Value Fund - Class I	20.19%
Lord Abbett Securities Trust-Value Opportunities Fund - Class I	20.05%
Repurchase Agreements	0.07%
Total	100.00%

*	Represents percent of total investments, which excludes derivatives.

Focused Growth Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/22	10/31/22	5/1/22 – 10/31/22
Class A
Actual	$1,000.00	$890.00	$5.00
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.91	$5.35
Class C
Actual	$1,000.00	$886.80	$8.56
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.13	$9.15
Class F
Actual	$1,000.00	$891.10	$3.81
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.17	$4.08
Class F3
Actual	$1,000.00	$891.80	$3.39
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.63	$3.62
Class I
Actual	$1,000.00	$891.10	$3.81
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.17	$4.08
Class R3
Actual	$1,000.00	$888.90	$6.19
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.65	$6.61
Class R4
Actual	$1,000.00	$890.00	$5.00
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.91	$5.35
Class R5
Actual	$1,000.00	$891.10	$3.81
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.17	$4.08
Class R6
Actual	$1,000.00	$891.40	$3.38
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.63	$3.62

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.05% for Class A, 1.80% for Class C, 0.80% for Class F, 0.71% for Class F3, 0.80% for Class I, 1.30% for Class R3, 1.05% for Class R4, 0.80% for Class R5 and 0.71% for Class R6) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2022

Sector*	%**
Communication Services	8.69%
Consumer Discretionary	16.39%
Consumer Staples	2.40%
Energy	3.15%
Health Care	23.39%
Industrials	2.43%
Information Technology	39.09%
Repurchase Agreements	4.46%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments, which excludes derivatives.

Focused Large Cap Value Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/22	10/31/22	5/1/22 – 10/31/22
Class A
Actual	$1,000.00	$976.30	$4.78
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.37	$4.89
Class C
Actual	$1,000.00	$972.60	$8.50
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.59	$8.69
Class F
Actual	$1,000.00	$977.30	$3.54
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.63	$3.62
Class F3
Actual	$1,000.00	$977.10	$3.54
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.63	$3.62
Class I
Actual	$1,000.00	$977.10	$3.54
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.63	$3.62
Class R3
Actual	$1,000.00	$975.50	$6.03
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.11	$6.16
Class R4
Actual	$1,000.00	$975.60	$4.78
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.37	$4.89
Class R5
Actual	$1,000.00	$977.10	$3.54
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.63	$3.62
Class R6
Actual	$1,000.00	$977.10	$3.54
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.63	$3.62

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.96% for Class A, 1.71% for Class C, 0.71% for Class F, 0.71% for Class F3, 0.71% for Class I, 1.21% for Class R3, 0.96% for Class R4, 0.71% for Class R5 and 0.71% for Class R6) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2022

Sector*	%**
Communication Services	5.43%
Consumer Discretionary	8.11%
Consumer Staples	4.14%
Energy	9.48%
Financials	23.67%
Health Care	18.66%
Industrials	12.54%
Information Technology	6.69%
Materials	5.60%
Utilities	3.54%
Repurchase Agreements	2.14%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments, which excludes derivatives.

Focused Small Cap Value Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/22	10/31/22	5/1/22 – 10/31/22
Class A
Actual	$1,000.00	$973.20	$6.37
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.75	$6.51
Class C
Actual	$1,000.00	$969.80	$10.08
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,014.97	$10.31
Class F
Actual	$1,000.00	$974.30	$5.13
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.01	$5.24
Class F3
Actual	$1,000.00	$975.10	$4.83
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.32	$4.94
Class I
Actual	$1,000.00	$974.30	$5.13
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.01	$5.24
Class R5
Actual	$1,000.00	$974.70	$5.13
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.01	$5.24
Class R6
Actual	$1,000.00	$974.70	$4.98
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.16	$5.09

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.28% for Class A, 2.03% for Class C, 1.03% for Class F, 0.97% for Class F3, 1.03% for Class I, 1.03% for Class R5 and 1.00% for Class R6) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2022

Sector*	%**
Communication Services	6.22%
Consumer Discretionary	6.86%
Consumer Staples	4.18%
Energy	8.97%
Financials	28.76%
Health Care	5.92%
Industrials	18.43%
Information Technology	8.99%
Materials	5.07%
Real Estate	6.60%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments, which excludes derivatives.

Fundamental Equity Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/22	10/31/22	5/1/22 – 10/31/22
Class A
Actual	$1,000.00	$988.10	$4.81
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.37	$4.89
Class C
Actual	$1,000.00	$984.30	$8.60
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.53	$8.74
Class F
Actual	$1,000.00	$987.90	$4.11
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.07	$4.18
Class F3
Actual	$1,000.00	$989.10	$3.16
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.03	$3.21
Class I
Actual	$1,000.00	$988.20	$3.56
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.63	$3.62
Class P
Actual	$1,000.00	$987.00	$5.86
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.31	$5.96
Class R2
Actual	$1,000.00	$986.10	$6.56
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.60	$6.67
Class R3
Actual	$1,000.00	$986.20	$6.11
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.06	$6.21
Class R4
Actual	$1,000.00	$988.00	$4.81
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.37	$4.89
Class R5
Actual	$1,000.00	$989.00	$3.56
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.63	$3.62
Class R6
Actual	$1,000.00	$989.10	$3.16
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.03	$3.21

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.96% for Class A, 1.72% for Class C, 0.82% for Class F, 0.63% for Class F3, 0.71% for Class I, 1.17% for Class P, 1.31% for Class R2, 1.22% for Class R3, 0.96% for Class R4, 0.71% for Class R5 and 0.63% for Class R6) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2022

Sector*	%**
Communication Services	5.10%
Consumer Discretionary	7.29%
Consumer Staples	5.14%
Energy	9.04%
Financials	21.03%
Health Care	15.38%
Industrials	13.62%
Information Technology	11.06%
Materials	4.32%
Real Estate	3.36%
Utilities	2.63%
Repurchase Agreements	2.03%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments, which excludes derivatives.

Global Equity Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/22	10/31/22	5/1/22 – 10/31/22
Class A
Actual	$1,000.00	$925.10	$4.37
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.67	$4.58
Class C
Actual	$1,000.00	$921.90	$7.99
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.89	$8.39
Class F
Actual	$1,000.00	$925.30	$3.64
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.42	$3.82
Class F3
Actual	$1,000.00	$926.10	$2.82
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.28	$2.96
Class I
Actual	$1,000.00	$926.10	$3.16
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.93	$3.31
Class R3
Actual	$1,000.00	$924.50	$5.58
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.41	$5.85
Class R4
Actual	$1,000.00	$925.10	$4.37
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.67	$4.58
Class R5
Actual	$1,000.00	$926.10	$3.16
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.93	$3.31
Class R6
Actual	$1,000.00	$926.10	$2.82
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.28	$2.96

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.90% for Class A, 1.65% for Class C, 0.75% for Class F, 0.58% for Class F3, 0.65% for Class I, 1.15% for Class R3, 0.90% for Class R4, 0.65% for Class R5 and 0.58% for Class R6) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2022

Sector*	%**
Communication Services	4.32%
Consumer Discretionary	9.61%
Consumer Staples	7.08%
Energy	7.47%
Financials	17.30%
Health Care	14.95%
Industrials	9.88%
Information Technology	18.46%
Materials	2.24%
Real Estate	2.03%
Utilities	3.86%
Repurchase Agreements	2.80%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments, which excludes derivatives.

Growth Leaders Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/22	10/31/22	5/1/22 – 10/31/22
Class A
Actual	$1,000.00	$878.20	$4.36
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.57	$4.69
Class C
Actual	$1,000.00	$875.00	$7.89
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.79	$8.49
Class F
Actual	$1,000.00	$879.40	$3.17
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.83	$3.41
Class F3
Actual	$1,000.00	$879.50	$2.80
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.23	$3.01
Class I
Actual	$1,000.00	$879.30	$3.17
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.83	$3.41
Class R2
Actual	$1,000.00	$876.60	$6.01
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.80	$6.46
Class R3
Actual	$1,000.00	$877.20	$5.54
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.31	$5.96
Class R4
Actual	$1,000.00	$878.20	$4.36
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.57	$4.69
Class R5
Actual	$1,000.00	$879.30	$3.17
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.83	$3.41
Class R6
Actual	$1,000.00	$879.50	$2.80
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.23	$3.01

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.92% for Class A, 1.67% for Class C, 0.67% for Class F, 0.59% for Class F3, 0.67% for Class I, 1.27% for Class R2, 1.17% for Class R3, 0.92% for Class R4, 0.67% for Class R5 and 0.59% for Class R6) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2022

Sector*	%**
Communication Services	7.88%
Consumer Discretionary	17.25%
Consumer Staples	2.14%
Energy	2.36%
Health Care	23.47%
Industrials	3.00%
Information Technology	41.57%
Materials	1.26%
Repurchase Agreements	1.07%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments, which excludes derivatives.

Health Care Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/22	10/31/22	5/1/22 – 10/31/22
Class A
Actual	$1,000.00	$1,014.30	$5.23
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.01	$5.24
Class C
Actual	$1,000.00	$1,010.30	$9.02
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.23	$9.05
Class F
Actual	$1,000.00	$1,015.90	$3.96
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.27	$3.97
Class F3
Actual	$1,000.00	$1,016.50	$3.35
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.88	$3.36
Class I
Actual	$1,000.00	$1,015.90	$3.96
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.27	$3.97
Class R3
Actual	$1,000.00	$1,013.20	$6.50
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.75	$6.51
Class R4
Actual	$1,000.00	$1,014.90	$5.23
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.01	$5.24
Class R5
Actual	$1,000.00	$1,015.90	$3.96
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.27	$3.97
Class R6
Actual	$1,000.00	$1,016.50	$3.35
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.88	$3.36

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.03% for Class A, 1.78% for Class C, 0.78% for Class F, 0.66% for Class F3, 0.78% for Class I, 1.28% for Class R3, 1.03% for Class R4, 0.78% for Class R5 and 0.66% for Class R6) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2022

Sector*	%**
Health Care	96.45%
Repurchase Agreements	2.35%
Money Market Funds(a)	1.08%
Time Deposits(a)	0.12%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments, which excludes derivatives.
(a)	Securities were purchased with the cash collateral from loaned securities.

International Equity Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/22	10/31/22	5/1/22 – 10/31/22
Class A
Actual	$1,000.00	$878.20	$5.54
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.31	$5.96
Class C
Actual	$1,000.00	$874.90	$9.07
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.53	$9.75
Class F
Actual	$1,000.00	$879.20	$4.55
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.37	$4.89
Class F3
Actual	$1,000.00	$879.30	$3.98
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.97	$4.28
Class I
Actual	$1,000.00	$879.70	$4.07
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.87	$4.38
Class P
Actual	$1,000.00	$877.10	$6.48
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.30	$6.97
Class R2
Actual	$1,000.00	$877.00	$7.19
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.54	$7.73
Class R3
Actual	$1,000.00	$877.00	$6.72
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.05	$7.22
Class R4
Actual	$1,000.00	$878.30	$5.54
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.31	$5.96
Class R5
Actual	$1,000.00	$878.90	$4.36
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.57	$4.69
Class R6
Actual	$1,000.00	$879.20	$3.98
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.97	$4.28

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.17% for Class A, 1.92% for Class C, 0.96% for Class F, 0.84% for Class F3, 0.86% for Class I, 1.37% for Class P, 1.52% for Class R2, 1.42% for Class R3, 1.17% for Class R4, 0.92% for Class R5 and 0.84% for Class R6) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2022

Sector*	%**
Communication Services	4.38%
Consumer Discretionary	12.70%
Consumer Staples	9.50%
Energy	7.60%
Financials	22.15%
Health Care	10.87%
Industrials	12.34%
Information Technology	8.65%
Materials	6.62%
Utilities	1.54%
Repurchase Agreements	3.65%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments, which excludes derivatives.

International Opportunities Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/22	10/31/22	5/1/22 – 10/31/22
Class A
Actual	$1,000.00	$853.00	$5.74
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.00	$6.26
Class C
Actual	$1,000.00	$850.00	$9.23
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.22	$10.06
Class F
Actual	$1,000.00	$853.40	$5.05
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.76	$5.50
Class F3
Actual	$1,000.00	$854.20	$4.21
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.67	$4.58
Class I
Actual	$1,000.00	$854.40	$4.58
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.27	$4.99
Class P
Actual	$1,000.00	$852.30	$6.68
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.00	$7.27
Class R2
Actual	$1,000.00	$851.80	$7.37
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.24	$8.03
Class R3
Actual	$1,000.00	$851.70	$6.91
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.74	$7.53
Class R4
Actual	$1,000.00	$853.40	$5.75
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.00	$6.26
Class R5
Actual	$1,000.00	$853.80	$4.58
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.27	$4.99
Class R6
Actual	$1,000.00	$854.20	$4.21
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.67	$4.58

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.23% for Class A, 1.98% for Class C, 1.08% for Class F, 0.90% for Class F3, 0.98% for Class I, 1.43% for Class P, 1.58% for Class R2, 1.48% for Class R3, 1.23% for Class R4, 0.98% for Class R5 and 0.90% for Class R6) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2022

Sector*	%**
Communication Services	4.15%
Consumer Discretionary	11.75%
Consumer Staples	7.74%
Energy	4.32%
Financials	14.42%
Health Care	5.39%
Industrials	21.72%
Information Technology	11.43%
Materials	9.02%
Real Estate	3.68%
Utilities	4.73%
Money Market Funds(a)	0.04%
Time Deposits(a)	0.01%
Repurchase Agreements	1.60%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments, which excludes derivatives.
(a)	Securities were purchased with the cash collateral from loaned securities.

International Value Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/22	10/31/22	5/1/22 – 10/31/22
Class A
Actual	$1,000.00	$864.50	$5.26
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.56	$5.70
Class C
Actual	$1,000.00	$860.70	$8.77
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.78	$9.50
Class F
Actual	$1,000.00	$865.80	$4.33
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.57	$4.69
Class F3
Actual	$1,000.00	$865.50	$3.81
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.12	$4.13
Class I
Actual	$1,000.00	$865.40	$3.86
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.07	$4.18
Class R2
Actual	$1,000.00	$862.40	$6.90
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.80	$7.48
Class R3
Actual	$1,000.00	$863.60	$6.44
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.30	$6.97
Class R4
Actual	$1,000.00	$864.00	$5.26
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.56	$5.70
Class R5
Actual	$1,000.00	$864.90	$4.09
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.82	$4.43
Class R6
Actual	$1,000.00	$865.50	$3.81
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.12	$4.13

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.12% for Class A, 1.87% for Class C, 0.92% for Class F, 0.81% for Class F3, 0.82% for Class I, 1.47% for Class R2, 1.37% for Class R3, 1.12% for Class R4, 0.87% for Class R5 and 0.81% for Class R6) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2022

Sector*	%**
Communication Services	3.67%
Consumer Discretionary	8.66%
Consumer Staples	12.97%
Energy	9.31%
Financials	24.53%
Health Care	11.77%
Industrials	14.20%
Information Technology	3.32%
Materials	6.41%
Real Estate	0.75%
Utilities	4.41%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments, which excludes derivatives.

Micro Cap Growth Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/22	10/31/22	5/1/22 – 10/31/22
Class A
Actual	$1,000.00	$1,046.80	$7.27
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.10	$7.17
Class C
Actual	$1,000.00	$1,043.10	$11.12
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,014.32	$10.97
Class F
Actual	$1,000.00	$1,048.50	$5.99
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.36	$5.90
Class I
Actual	$1,000.00	$1,048.50	$5.94
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.41	$5.85

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.41% for Class A, 2.16% for Class C, 1.16% for Class F and 1.15% for Class I multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2022

Sector*	%**
Communication Services	3.27%
Consumer Discretionary	9.15%
Consumer Staples	5.47%
Energy	1.58%
Financials	1.88%
Health Care	36.50%
Industrials	11.22%
Information Technology	24.18%
Materials	0.78%
Money Market Funds(a)	4.26%
Time Deposits(a)	0.47%
Repurchase Agreements	1.24%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments, which excludes derivatives.
(a)	Securities were purchased with the cash collateral from loaned securities.

Value Opportunities Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/22	10/31/22	5/1/22 – 10/31/22
Class A
Actual	$1,000.00	$942.10	$5.73
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.31	$5.96
Class C
Actual	$1,000.00	$938.60	$9.43
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.48	$9.80
Class F
Actual	$1,000.00	$942.70	$5.04
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.01	$5.24
Class F3
Actual	$1,000.00	$943.70	$4.02
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.07	$4.18
Class I
Actual	$1,000.00	$943.70	$4.51
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.57	$4.69
Class P
Actual	$1,000.00	$941.40	$6.70
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.30	$6.97
Class R2
Actual	$1,000.00	$940.40	$7.43
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.54	$7.73
Class R3
Actual	$1,000.00	$941.00	$6.95
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.05	$7.22
Class R4
Actual	$1,000.00	$942.00	$5.73
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.31	$5.96
Class R5
Actual	$1,000.00	$943.20	$4.51
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.57	$4.69
Class R6
Actual	$1,000.00	$944.20	$4.02
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.07	$4.18

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.17% for Class A, 1.93% for Class C, 1.03% for Class F, 0.82% for Class F3, 0.92% for Class I, 1.37% for Class P, 1.52% for Class R2, 1.42% for Class R3, 1.17% for Class R4, 0.92% for Class R5 and 0.82% for Class R6) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2022

Sector*	%**
Communication Services	1.05%
Consumer Discretionary	9.20%
Consumer Staples	3.24%
Energy	5.88%
Financials	16.97%
Health Care	13.69%
Industrials	18.98%
Information Technology	10.77%
Materials	7.09%
Real Estate	6.82%
Utilities	3.07%
Money Market Funds(a)	0.01%
Time Deposits(a)	0.00	%***
Repurchase Agreements	3.23%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments, which excludes derivatives.
***	Amount less than 0.01%.
(a)	Securities were purchased with the cash collateral from loaned securities.

Schedule of Investments

ALPHA STRATEGY FUND October 31, 2022

Investments	Shares	Fair Value
LONG-TERM INVESTMENTS 100.01%

INVESTMENTS IN UNDERLYING FUNDS(a)(b) 100.01%
Lord Abbett Developing Growth Fund, Inc. – Class I*(c)	5,511,178	$130,614,911
Lord Abbett Securities Trust-Focused Small Cap Value Fund – Class I*(d)	2,541,420	66,432,704
Lord Abbett Securities Trust – International Opportunities Fund – Class I(d)	8,353,120	127,886,274
Lord Abbett Securities Trust – Micro Cap Growth Fund – Class I*(d)	3,912,808	66,791,628
Lord Abbett Research Fund, Inc. – Small Cap Value Fund – Class I(d)	7,682,532	132,523,683
Lord Abbett Securities Trust-Value Opportunities Fund – Class I(d)	7,338,972	131,587,768
Total Investments in Underlying Funds (cost 721,051,447)		655,836,968
Investments	Principal Amount	Fair Value
SHORT-TERM INVESTMENTS 0.07%

Repurchase Agreements 0.07%
Repurchase Agreement dated 10/31/2022, 1.30% due 11/1/2022 with Fixed Income Clearing Corp. collateralized by $496,300 of U.S. Treasury Note at 2.00% due 4/30/2024; value: $477,766; proceeds: $468,331 (cost $468,314)	$468,314	$468,314
Total Investments in Securities 100.08% (cost $721,519,761)		656,305,282
Other Assets and Liabilities – Net (0.08)%		(531,188)
Net Assets 100.00%		$655,774,094

*	Non-income producing security.
(a)	Affiliated issuer (see Note 13).
(b)	These investments offer daily redemptions.
(c)	Fund investment objective is long-term growth of capital through a diversified and actively managed portfolio consisting of developing growth companies, many of which are traded over the counter.
(d)	Fund investment objective is long-term capital appreciation.

The following is a summary of the inputs used as of October 31, 2022 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Investments in Underlying Funds	$655,836,968	$–	$–	$655,836,968
Short-Term Investments
Repurchase Agreements	–	468,314	–	468,314
Total	$655,836,968	$468,314	$–	$656,305,282

(1)	Refer to Note 2(l) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. When applicable each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

90	See Notes to Financial Statements.

Schedule of Investments

FOCUSED GROWTH FUND October 31, 2022

Investments	Shares	Fair Value
LONG-TERM INVESTMENTS 95.64%
COMMON STOCKS 95.64%

Aerospace & Defense 2.44%
Raytheon Technologies Corp.	8,677	$822,753

Automobiles 3.10%
Tesla, Inc.*	4,596	1,045,774

Biotechnology 9.14%
Argenx SE ADR*	2,416	937,239
Cytokinetics, Inc.*	9,987	436,032
Sarepta Therapeutics, Inc.*	4,173	475,806
Vertex Pharmaceuticals, Inc.*	3,973	1,239,576
Total		3,088,653

Communications Equipment 5.47%
Arista Networks, Inc.*	6,807	822,694
Calix, Inc.*	13,929	1,025,732
Total		1,848,426

Entertainment 1.56%
Live Nation Entertainment, Inc.*	6,606	525,904

Food & Staples Retailing 2.41%
Costco Wholesale Corp.	1,621	812,931

Health Care Equipment & Supplies 7.09%
DexCom, Inc.*	8,438	1,019,142
Intuitive Surgical, Inc.*	2,760	680,257
Shockwave Medical, Inc.*	2,375	696,231
Total		2,395,630

Health Care Providers & Services 3.40%
UnitedHealth Group, Inc.	2,071	1,149,716

Hotels, Restaurants & Leisure 4.62%
Airbnb, Inc. Class A*	7,090	757,992
Chipotle Mexican Grill, Inc.*	535	801,606
Total		1,559,598
Investments	Shares	Fair Value
Information Technology Services 5.17%
Mastercard, Inc. Class A	3,958	$1,298,937
Snowflake, Inc. Class A*	2,781	445,794
Total		1,744,731

Interactive Media & Services 4.11%
Alphabet, Inc. Class A*	14,676	1,387,029

Internet & Direct Marketing Retail 8.86%
Amazon.com, Inc.*	11,394	1,167,201
MercadoLibre, Inc. (Brazil)*(a)	888	800,639
Netflix, Inc.*	3,513	1,025,374
Total		2,993,214

Oil, Gas & Consumable Fuels 3.15%
Cheniere Energy, Inc.	6,039	1,065,340

Pharmaceuticals 3.77%
Eli Lilly & Co.	3,515	1,272,746

Semiconductors & Semiconductor Equipment 4.50%
Enphase Energy, Inc.*	3,292	1,010,644
Monolithic Power Systems, Inc.	1,496	507,817
Total		1,518,461

Software 14.48%
Atlassian Corp. Class A	3,570	723,746
Bill.com Holdings, Inc.*	3,159	421,284
Clear Secure, Inc. Class A*	19,621	530,160
Microsoft Corp.	10,195	2,366,565
Palo Alto Networks, Inc.*	4,947	848,856
Total		4,890,611

Technology Hardware, Storage & Peripherals 9.51%
Apple, Inc.	20,955	3,213,240

Textiles, Apparel & Luxury Goods 2.86%
Lululemon Athletica, Inc. (Canada)*(a)	2,939	967,048
Total Common Stocks (cost $34,093,092)		32,301,805

See Notes to Financial Statements.	91

Schedule of Investments (concluded)

FOCUSED GROWTH FUND October 31, 2022

Investments	Principal Amount	Fair Value
SHORT-TERM INVESTMENTS 4.47%

Repurchase Agreements 4.47%
Repurchase Agreement dated 10/31/2022, 1.30% due 11/1/2022 with Fixed Income Clearing Corp. collateralized by $1,588,400 of U.S. Treasury Note at 2.125% due 3/31/2024; value: $1,538,473; proceeds: $1,508,317 (cost $1,508,262)	$1,508,262	$1,508,262
Total Investments in Securities 100.11% (cost $35,601,354)		33,810,067
Other Assets and Liabilities – Net (0.11)%		(36,832)
Net Assets 100.00%		$33,773,235

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

The following is a summary of the inputs used as of October 31, 2022 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Common Stocks	$32,301,805	$–	$–	$32,301,805
Short-Term Investments
Repurchase Agreements	–	1,508,262	–	1,508,262
Total	$32,301,805	$1,508,262	$–	$33,810,067

(1)	Refer to Note 2(l) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. When applicable each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

92	See Notes to Financial Statements.

Schedule of Investments

FOCUSED LARGE CAP VALUE FUND October 31, 2022

Investments	Shares	Fair Value
LONG-TERM INVESTMENTS 96.37%
COMMON STOCKS 96.37%

Aerospace & Defense 4.17%
Raytheon Technologies Corp.	8,450	$801,229

Automobiles 2.79%
General Motors Co.	13,650	535,762

Banks 8.99%
JPMorgan Chase & Co.	4,540	571,495
Popular, Inc.	6,960	492,211
Wells Fargo & Co.	14,440	664,096
Total		1,727,802

Biotechnology 6.30%
AbbVie, Inc.	4,110	601,704
Gilead Sciences, Inc.	4,330	339,732
Horizon Therapeutics plc*	4,300	267,976
Total		1,209,412

Building Products 2.16%
Masco Corp.	8,950	414,117

Capital Markets 7.98%
Ameriprise Financial, Inc.	2,730	843,898
KKR & Co., Inc.	14,180	689,573
Total		1,533,471

Chemicals 2.24%
Valvoline, Inc.	14,640	429,830

Construction Materials 2.49%
Eagle Materials, Inc.	3,910	478,232

Electric: Utilities 3.48%
NRG Energy, Inc.	15,070	669,108

Energy Equipment & Services 2.92%
Schlumberger NV	10,790	561,404
Investments	Shares	Fair Value
Food & Staples Retailing 2.72%
BJ’s Wholesale Club Holdings, Inc.*	6,760	$523,224

Health Care Providers & Services 6.45%
Centene Corp.*	6,660	566,966
CVS Health Corp.	7,100	672,370
Total		1,239,336

Hotels, Restaurants & Leisure 2.43%
Caesars Entertainment, Inc.*	10,670	466,599

Household Products 1.36%
Spectrum Brands Holdings, Inc.	5,650	260,691

Information Technology Services 4.71%
Euronet Worldwide, Inc.*	4,170	350,322
Fiserv, Inc.*	5,390	553,768
Total		904,090

Insurance 6.33%
Allstate Corp. (The)	6,390	806,737
RenaissanceRe Holdings Ltd.	2,650	409,902
Total		1,216,639

Interactive Media & Services 2.01%
Alphabet, Inc. Class A*	4,090	386,546

Machinery 3.15%
Parker-Hannifin Corp.	2,080	604,490

Metals & Mining 0.79%
Alcoa Corp.	3,890	151,827

Multi-Line Retail 2.77%
Target Corp.	3,240	532,170

Oil, Gas & Consumable Fuels 6.41%
Chesapeake Energy Corp.	5,608	573,530
Pioneer Natural Resources Co.	1,210	310,256
Shell plc ADR	6,260	348,244
Total		1,232,030

See Notes to Financial Statements.	93

Schedule of Investments (concluded)

FOCUSED LARGE CAP VALUE FUND October 31, 2022

Investments	Shares	Fair Value
Pharmaceuticals 5.63%
Organon & Co.	20,940	$548,209
Pfizer, Inc.	11,470	533,929
Total		1,082,138

Semiconductors & Semiconductor Equipment 1.88%
Micron Technology, Inc.	6,680	361,388

Trading Companies & Distributors 2.87%
AerCap Holdings NV (Ireland)*(a)	10,340	552,259

Wireless Telecommunication Services 3.34%
T-Mobile US, Inc.*	4,230	641,099
Total Common Stocks (cost $18,236,400)		18,514,893
Investments	Principal Amount	Fair Value
SHORT-TERM INVESTMENTS 2.11%

Repurchase Agreements 2.11%
Repurchase Agreement dated 10/31/2022, 1.30% due 11/1/2022 with Fixed Income Clearing Corp. collateralized by $429,200 of U.S. Treasury Note at 2.00% due 4/30/2024; value: $413,172; proceeds: $405,012 (cost $404,997)	$404,997	$404,997
Total Investments in Securities 98.48% (cost $18,641,397)		18,919,890
Other Assets and Liabilities – Net 1.52%		291,564
Net Assets 100.00%		$19,211,454

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

The following is a summary of the inputs used as of October 31, 2022 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Common Stocks	$18,514,893	$–	$–	$18,514,893
Short-Term Investments
Repurchase Agreements	–	404,997	–	404,997
Total	$18,514,893	$404,997	$–	$18,919,890

(1)	Refer to Note 2(l) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. When applicable each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

94	See Notes to Financial Statements.

Schedule of Investments

FOCUSED SMALL CAP VALUE FUND October 31, 2022

Investments	Shares	Fair Value
LONG-TERM INVESTMENTS 99.33%
COMMON STOCKS 99.33%

Auto Components 1.40%
Dorman Products, Inc.*	22,956	$1,873,669

Banks 14.36%
Eastern Bankshares, Inc.	188,552	3,614,542
First BanCorp	250,896	3,961,648
Heritage Financial Corp.	85,000	2,863,650
Prosperity Bancshares, Inc.	36,175	2,589,045
SouthState Corp.	31,229	2,824,038
Wintrust Financial Corp.	36,529	3,419,845
Total		19,272,768

Building Products 2.68%
Masonite International Corp.*	50,244	3,593,953

Capital Markets 5.74%
Bridge Investment Group Holdings, Inc. Class A	222,278	3,480,873
CI Financial Corp.(a)	198,500	1,987,404
Moelis & Co. Class A	52,608	2,233,736
Total		7,702,013

Chemicals 0.94%
Element Solutions, Inc.	73,510	1,264,372

Commercial Services & Supplies 3.53%
SP Plus Corp.*	127,818	4,733,101

Construction & Engineering 3.98%
EMCOR Group, Inc.	37,814	5,335,555

Construction Materials 2.36%
Eagle Materials, Inc.	25,888	3,166,361

Containers & Packaging 1.73%
Pactiv Evergreen, Inc.	212,958	2,323,372

Electronic Equipment, Instruments & Components 3.45%
Belden, Inc.	66,421	4,624,894
Investments	Shares	Fair Value
Energy Equipment & Services 4.48%
NOV, Inc.	122,764	$2,749,914
TechnipFMC PLC (United Kingdom)*(b)	308,419	3,266,157
Total		6,016,071

Entertainment 2.52%
Marcus Corp. (The)	224,860	3,381,894

Equity Real Estate Investment Trusts 4.24%
Physicians Realty Trust	182,899	2,754,459
Sunstone Hotel Investors, Inc.	263,461	2,937,590
Total		5,692,049

Health Care Providers & Services 2.25%
Tenet Healthcare Corp.*	67,982	3,015,682

Hotels, Restaurants & Leisure 1.73%
Dave & Buster’s Entertainment, Inc.*	58,200	2,319,270

Household Products 4.16%
Reynolds Consumer Products, Inc.	105,607	3,225,238
Spectrum Brands Holdings, Inc.	50,972	2,351,848
Total		5,577,086

Information Technology Services 4.06%
International Money Express, Inc.*	201,377	5,443,220

Insurance 8.46%
Kemper Corp.	79,573	3,793,245
RenaissanceRe Holdings Ltd.	13,752	2,127,159
Selective Insurance Group, Inc.	36,757	3,605,127
Stewart Information Services Corp.	46,694	1,819,198
Total		11,344,729

See Notes to Financial Statements.	95

Schedule of Investments (concluded)

FOCUSED SMALL CAP VALUE FUND October 31, 2022

Investments	Shares	Fair Value
Interactive Media & Services 3.66%
Cars.com, Inc.*	353,757	$4,910,147

Machinery 2.83%
Columbus McKinnon Corp.	133,366	3,803,598

Oil, Gas & Consumable Fuels 4.42%
Chesapeake Energy Corp.	33,508	3,426,863
MEG Energy Corp.*(a)	167,600	2,505,973
Total		5,932,836

Pharmaceuticals 3.64%
Organon & Co.	186,417	4,880,397

Professional Services 2.38%
TrueBlue, Inc.*	162,300	3,190,818

Real Estate Management & Development 2.31%
Marcus & Millichap, Inc.	84,191	3,101,597

Semiconductors & Semiconductor Equipment 1.42%
FormFactor, Inc.*	94,569	1,911,240
Investments	Shares	Fair Value
Specialty Retail 1.19%
Boot Barn Holdings, Inc.*	28,029	$1,592,047

Textiles, Apparel & Luxury Goods 2.50%
Deckers Outdoor Corp.*	6,676	2,336,133
Kontoor Brands, Inc.	28,465	1,016,200
Total		3,352,333

Trading Companies & Distributors 2.91%
MRC Global, Inc.*	389,005	3,901,720
Total Investments in Securities 99.33% (cost $132,072,067)		133,256,792
Other Assets and Liabilities – Net 0.67%		893,934
Net Assets 100.00%		$134,150,726

*	Non-income producing security.
(a)	Investment in non-U.S. dollar denominated securities.
(b)	Foreign security traded in U.S. dollars.

The following is a summary of the inputs used as of October 31, 2022 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Common Stocks	$133,256,792	$–	$–	$133,256,792
Total	$133,256,792	$–	$–	$133,256,792

(1)	Refer to Note 2(l) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. When applicable each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

96	See Notes to Financial Statements.

Schedule of Investments

FUNDAMENTAL EQUITY FUND October 31, 2022

Investments	Shares	Fair Value
LONG-TERM INVESTMENTS 98.01%
COMMON STOCKS 98.01%

Aerospace & Defense 4.64%
Lockheed Martin Corp.	80,830	$39,338,344
Raytheon Technologies Corp.	542,820	51,470,193
Total		90,808,537

Automobiles 1.70%
General Motors Co.	845,310	33,178,417

Banks 5.94%
East West Bancorp, Inc.	368,710	26,388,575
JPMorgan Chase & Co.	390,350	49,137,258
Wells Fargo & Co.	884,500	40,678,155
Total		116,203,988

Biotechnology 2.02%
AbbVie, Inc.	269,270	39,421,128

Building Products 1.22%
Masco Corp.	514,400	23,801,288

Capital Markets 6.55%
Ameriprise Financial, Inc.	139,340	43,072,781
Charles Schwab Corp. (The)	432,300	34,441,341
KKR & Co., Inc.	405,980	19,742,807
Morgan Stanley	373,700	30,706,929
Total		127,963,858

Chemicals 1.96%
Dow, Inc.	282,930	13,224,148
Valvoline, Inc.	853,725	25,065,366
Total		38,289,514

Communications Equipment 0.55%
Cisco Systems, Inc.	237,120	10,772,362
Investments	Shares	Fair Value
Construction & Engineering 2.62%
EMCOR Group, Inc.	240,870	$33,986,757
Jacobs Solutions, Inc.	150,270	17,314,109
Total		51,300,866

Consumer Finance 1.41%
American Express Co.	185,700	27,567,165

Containers & Packaging 1.03%
Avery Dennison Corp.	119,000	20,176,450

Electric: Utilities 2.63%
NextEra Energy, Inc.	343,970	26,657,675
NRG Energy, Inc.	559,470	24,840,468
Total		51,498,143

Electronic Equipment, Instruments & Components 1.19%
Teledyne Technologies, Inc.*	58,380	23,234,072

Energy Equipment & Services 2.41%
Schlumberger NV	904,101	47,040,375

Equity Real Estate Investment Trusts 3.36%
American Homes 4 Rent Class A	563,520	17,998,829
Life Storage, Inc.	197,120	21,803,443
Prologis, Inc.	234,510	25,971,982
Total		65,774,254

Food & Staples Retailing 1.91%
BJ’s Wholesale Club Holdings, Inc.*	481,900	37,299,060

Health Care Providers & Services 6.29%
CVS Health Corp.	298,880	28,303,936
McKesson Corp.	86,290	33,598,737
UnitedHealth Group, Inc.	110,170	61,160,876
Total		123,063,549

Hotels, Restaurants & Leisure 1.17%
Caesars Entertainment, Inc.*	521,340	22,798,198

See Notes to Financial Statements.	97

Schedule of Investments (continued)

FUNDAMENTAL EQUITY FUND October 31, 2022

Investments	Shares	Fair Value
Household Products 3.23%
Clorox Co. (The)	134,320	$19,616,093
Procter & Gamble Co. (The)	323,030	43,502,450
Total		63,118,543

Information Technology Services 2.81%
Fiserv, Inc.*	321,630	33,044,266
PayPal Holdings, Inc.*	261,460	21,852,827
Total		54,897,093

Insurance 7.14%
Allstate Corp. (The)	311,490	39,325,613
Arch Capital Group Ltd.*	487,770	28,046,775
Arthur J Gallagher & Co.	182,320	34,108,426
Assurant, Inc.	121,990	16,573,561
RenaissanceRe Holdings Ltd.	138,780	21,466,490
Total		139,520,865

Interactive Media & Services 2.00%
Alphabet, Inc. Class A*	413,800	39,108,238

Life Sciences Tools & Services 1.42%
Thermo Fisher Scientific, Inc.	53,920	27,713,262

Machinery 1.89%
Parker-Hannifin Corp.	127,370	37,016,269

Media 1.29%
Comcast Corp. Class A	796,070	25,267,262

Metals & Mining 1.33%
Alcoa Corp.	258,820	10,101,745
Reliance Steel & Aluminum Co.	78,990	15,914,905
Total		26,016,650

Multi-Line Retail 1.64%
Target Corp.	194,920	32,015,610
Investments	Shares	Fair Value
Oil, Gas & Consumable Fuels 6.64%
Chesapeake Energy Corp.	430,599	$44,037,360
Pioneer Natural Resources Co.	160,670	41,197,394
Shell plc ADR	801,330	44,577,988
Total		129,812,742

Pharmaceuticals 5.66%
Eli Lilly & Co.	60,750	21,996,968
Organon & Co.	1,356,360	35,509,505
Pfizer, Inc.	1,139,750	53,055,362
Total		110,561,835

Road & Rail 1.49%
Norfolk Southern Corp.	128,110	29,218,048

Semiconductors & Semiconductor Equipment 3.36%
KLA Corp.	59,420	18,803,459
Micron Technology, Inc.	389,670	21,081,147
Texas Instruments, Inc.	160,820	25,832,517
Total		65,717,123

Software 1.66%
Microsoft Corp.	139,990	32,495,879

Specialty Retail 2.79%
AutoZone, Inc.*	8,840	22,390,659
Lowe’s Cos., Inc.	164,480	32,065,376
Total		54,456,035

Technology Hardware, Storage & Peripherals 1.50%
NetApp, Inc.	422,240	29,248,565

Trading Companies & Distributors 1.75%
AerCap Holdings NV (Ireland)*(a)	640,970	34,234,208

Wireless Telecommunication Services 1.81%
T-Mobile US, Inc.*	233,220	35,346,823
Total Common Stocks (cost $1,658,930,390)		1,915,956,274

98	See Notes to Financial Statements.

Schedule of Investments (concluded)

FUNDAMENTAL EQUITY FUND October 31, 2022

Investments	Principal Amount	Fair Value
SHORT-TERM INVESTMENTS 2.03%

Repurchase Agreements 2.03%
Repurchase Agreement dated 10/31/2022, 1.30% due 11/1/2022 with Fixed Income Clearing Corp. collateralized by $42,030,100 of U.S. Treasury Note at 2.00% due 4/30/2024; value: $40,460,528; proceeds: $39,668,575 (cost $39,667,143)	$39,667,143	$39,667,143
Total Investments in Securities 100.04% (cost $1,698,597,533)		1,955,623,417
Other Assets and Liabilities – Net (0.04)%		(800,964)
Net Assets 100.00%		$1,954,822,453

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

The following is a summary of the inputs used as of October 31, 2022 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Common Stocks	$1,915,956,274	$–	$–	$1,915,956,274
Short-Term Investments
Repurchase Agreements	–	39,667,143	–	39,667,143
Total	$1,915,956,274	$39,667,143	$–	$1,955,623,417

(1)	Refer to Note 2(l) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. When applicable each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

See Notes to Financial Statements.	99

Schedule of Investments

GLOBAL EQUITY FUND October 31, 2022

Investments	Shares	U.S. $ Fair Value
LONG-TERM INVESTMENTS 96.93%
COMMON STOCKS 96.93%

Australia 1.98%

Equity Real Estate Investment Trusts 1.16%
Charter Hall Group	12,498	$103,744

Metals & Mining 0.82%
BHP Group Ltd.	3,045	73,141
Total Australia		176,885

Austria 1.40%

Banks
BAWAG Group AG†	2,605	125,758

Brazil 0.97%

Internet & Direct Marketing Retail
MercadoLibre, Inc.*	96	86,556

Canada 3.45%

Banks 1.70%
Royal Bank of Canada	1,639	151,647

Specialty Retail 1.75%
Alimentation Couche-Tard, Inc.	3,506	156,983
Total Canada		308,630

China 2.83%

Beverages 0.60%
Kweichow Moutai Co. Ltd.
Class A	287	53,196

Gas Utilities 0.47%
ENN Energy Holdings Ltd.	4,246	42,214

Interactive Media & Services 0.68%
Tencent Holdings Ltd.	2,330	61,225
Investments	Shares	U.S. $ Fair Value
China (continued)

Internet & Direct Marketing Retail 1.08%
Alibaba Group Holding Ltd.*	7,331	$56,998
JD.com, Inc. Class A	2,190	39,881
		96,879
Total China		253,514

Denmark 2.23%

Biotechnology 1.17%
Genmab A/S*	273	105,162

Pharmaceuticals 1.06%
Novo Nordisk A/S Class B	870	94,596
Total Denmark		199,758

France 4.18%

Beverages 1.14%
Pernod Ricard SA	583	102,323

Life Sciences Tools & Services 0.69%
Sartorius Stedim Biotech	195	61,881

Professional Services 0.56%
Teleperformance	188	50,371

Textiles, Apparel & Luxury Goods 1.79%
LVMH Moet Hennessy Louis Vuitton SE	253	159,642
Total France		374,217

Germany 0.54%

Semiconductors & Semiconductor Equipment
Infineon Technologies AG	1,980	48,046

India 0.82%

Banks
ICICI Bank Ltd. ADR	3,351	73,856

100	See Notes to Financial Statements.

Schedule of Investments (continued)

GLOBAL EQUITY FUND October 31, 2022

Investments	Shares	U.S. $ Fair Value
Japan 3.77%

Electrical Equipment 0.58%
Fuji Electric Co. Ltd.	1,357	$52,468

Electronic Equipment, Instruments & Components 0.63%
Keyence Corp.	149	56,183

Household Durables 0.63%
Sony Group Corp.	838	56,510

Machinery 1.08%
Fujitec Co. Ltd.	4,859	96,516

Professional Services 0.85%
TechnoPro Holdings, Inc.	3,174	76,146
Total Japan		337,823

Mexico 1.99%

Banks
Grupo Financiero Banorte SAB de CV Class O	21,929	178,250

Netherlands 5.19%

Insurance 1.45%
NN Group NV	3,072	130,076

Oil, Gas & Consumable Fuels 3.21%
Shell plc	10,375	287,404

Semiconductors & Semiconductor Equipment 0.53%
ASML Holding NV	101	47,378
Total Netherlands		464,858

South Korea 1.17%

Technology Hardware, Storage & Peripherals
Samsung Electronics Co. Ltd.	2,506	104,299
Investments	Shares	U.S. $ Fair Value
Spain 1.88%

Electric: Utilities
Iberdrola SA	16,534	$168,139

Sweden 0.57%

Electronic Equipment, Instruments & Components
Hexagon AB B Shares	5,167	51,080

Taiwan 1.01%

Semiconductors & Semiconductor Equipment
Taiwan Semiconductor Manufacturing Co. Ltd.	7,537	90,611

United Kingdom 3.20%

Capital Markets 0.86%
London Stock Exchange Group plc	888	76,974

Multi-Line Retail 0.67%
Next plc	1,060	59,868

Personal Products 1.67%
Unilever plc	3,297	149,863
Total United Kingdom		286,705

United States 59.75%

Aerospace & Defense 2.04%
Northrop Grumman Corp.	245	134,507
TransDigm Group, Inc.	84	48,364
		182,871

Automobiles 0.79%
General Motors Co.	1,806	70,885

Banks 1.37%
JPMorgan Chase & Co.	971	122,229

Biotechnology 2.02%
Vertex Pharmaceuticals, Inc.*	580	180,960

Building Products 0.78%
Carlisle Cos., Inc.	293	69,968

See Notes to Financial Statements.	101

Schedule of Investments (continued)

GLOBAL EQUITY FUND October 31, 2022

Investments	Shares	U.S. $ Fair Value
United States (continued)

Capital Markets 5.23%
Ameriprise Financial, Inc.	590	$182,381
Cboe Global Markets, Inc.	1,420	176,790
Morgan Stanley	1,330	109,286
		468,457

Consumer Finance 0.54%
American Express Co.	324	48,098

Containers & Packaging 1.42%
Avery Dennison Corp.	748	126,823

Electric: Utilities 1.50%
NextEra Energy, Inc.	1,734	134,385

Electrical Equipment 0.86%
AMETEK, Inc.	592	76,759

Entertainment 0.38%
Live Nation Entertainment, Inc.*	432	34,391

Equity Real Estate Investment Trusts 0.86%
Prologis, Inc.	697	77,193

Food & Staples Retailing 1.90%
BJ’s Wholesale Club Holdings, Inc.*	1,708	132,199
Walmart, Inc.	263	37,433
		169,632

Health Care Equipment & Supplies 1.66%
DexCom, Inc.*	737	89,015
Intuitive Surgical, Inc.*	240	59,153
		148,168

Health Care Providers & Services 3.72%
UnitedHealth Group, Inc.	600	333,090

Hotels, Restaurants & Leisure 0.68%
Airbnb, Inc. Class A*	567	60,618
Investments	Shares	U.S. $ Fair Value
United States (continued)

Information Technology Services 3.94%
Accenture plc Class A	465	$132,014
EPAM Systems, Inc.*	200	70,000
Visa, Inc. Class A	726	150,398
		352,412

Insurance 1.89%
Allstate Corp. (The)	853	107,691
American Financial Group, Inc./OH	426	61,817
		169,508

Interactive Media & Services 2.80%
Alphabet, Inc. Class A*	2,654	250,830

Internet & Direct Marketing Retail 1.82%
Amazon.com, Inc.*	1,592	163,084

Life Sciences Tools & Services 1.44%
Thermo Fisher Scientific, Inc.	250	128,492

Machinery 1.70%
Crane Holdings Co.	1,293	129,740
Fortive Corp.	344	21,981
		151,721

Oil, Gas & Consumable Fuels 4.23%
Cheniere Energy, Inc.	439	77,444
Chesapeake Energy Corp.	754	77,112
Marathon Petroleum Corp.	1,976	224,513
		379,069

Pharmaceuticals 2.84%
Eli Lilly & Co.	413	149,543
Organon & Co.	4,003	104,799
		254,342

Road & Rail 1.40%
Norfolk Southern Corp.	551	125,667

Semiconductors & Semiconductor Equipment 0.26%
NVIDIA Corp.	175	23,620

102	See Notes to Financial Statements.

Schedule of Investments (continued)

GLOBAL EQUITY FUND October 31, 2022

Investments	Shares	U.S. $ Fair Value
United States (continued)

Software 5.82%
Cadence Design Systems, Inc.*	550	$83,265
Microsoft Corp.	1,598	370,944
Trade Desk, Inc. (The) Class A*	735	39,131
Veeva Systems, Inc. Class A*	165	27,710
		521,050

Specialty Retail 1.00%
Lowe’s Cos., Inc.	460	89,677

Technology Hardware, Storage & Peripherals 4.70%
Apple, Inc.	2,743	420,612

Textiles, Apparel & Luxury Goods 0.16%
NIKE, Inc. Class B	158	14,643
Total United States		5,349,254
Total Common Stocks (cost $9,156,386)		8,678,239
Investments	Principal Amount	U.S. $ Fair Value
SHORT-TERM INVESTMENTS 2.79%

Repurchase Agreements 2.79%
Repurchase Agreement dated 10/31/2022, 1.30% due 11/1/2022 with Fixed Income Clearing Corp. collateralized by $265,100 of U.S. Treasury Note at 2.00% due 4/30/2024; value: $255,200; proceeds: $250,154 (cost $250,145)	$250,145	$250,145
Total Investments in Securities 99.72% (cost $9,406,531)		8,928,384
Other Assets and Liabilities – Net 0.28%		24,924
Net Assets 100.00%		$8,953,308

ADR	American Depositary Receipt.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At October 31, 2022, the total value of Rule 144A securities was $125,758, which represents 1.40% of net assets.
*	Non-income producing security.

See Notes to Financial Statements.	103

Schedule of Investments (concluded)

GLOBAL EQUITY FUND October 31, 2022

The following is a summary of the inputs used as of October 31, 2022 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Common Stocks
Australia	$–	$176,885	$–	$176,885
Austria	–	125,758	–	125,758
China	–	253,514	–	253,514
Denmark	–	199,758	–	199,758
France	–	374,217	–	374,217
Germany	–	48,046	–	48,046
Japan	–	337,823	–	337,823
Netherlands	–	464,858	–	464,858
South Korea	–	104,299	–	104,299
Spain	–	168,139	–	168,139
Sweden	–	51,080	–	51,080
Taiwan	–	90,611	–	90,611
United Kingdom	–	286,705	–	286,705
Remaining Countries	5,996,546	–	–	5,996,546
Short-Term Investments
Repurchase Agreements	–	250,145	–	250,145
Total	$5,996,546	$2,931,838	$–	$8,928,384

(1)	Refer to Note 2(l) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuer and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

104	See Notes to Financial Statements.

Schedule of Investments

GROWTH LEADERS FUND October 31, 2022

Investments	Shares	Fair Value
LONG-TERM INVESTMENTS 99.27%
COMMON STOCKS 99.27%

Aerospace & Defense 1.41%
Raytheon Technologies Corp.	828,791	$78,585,963

Automobiles 2.84%
Tesla, Inc.*	695,760	158,313,230

Biotechnology 10.02%
Alnylam Pharmaceuticals, Inc.*	371,579	77,013,464
Argenx SE ADR*	254,839	98,859,693
Biogen, Inc.*	154,280	43,729,123
Cytokinetics, Inc.*	2,021,412	88,254,848
Karuna Therapeutics, Inc.*	191,613	42,028,395
Sarepta Therapeutics, Inc.*	431,677	49,219,812
Vertex Pharmaceuticals, Inc.*	508,454	158,637,648
Total		557,742,983

Chemicals 1.27%
Albemarle Corp.	252,052	70,541,793

Communications Equipment 2.24%
Arista Networks, Inc.*	749,442	90,577,560
Calix, Inc.*	460,939	33,943,548
Total		124,521,108

Entertainment 1.60%
Liberty Media Corp.- Liberty Formula One Class C*	774,310	44,700,916
Live Nation Entertainment, Inc.*	559,976	44,579,690
Total		89,280,606

Food & Staples Retailing 2.14%
Costco Wholesale Corp.	237,733	119,223,099
Investments	Shares	Fair Value
Health Care Equipment & Supplies 6.21%

Axonics, Inc.*	476,315	$34,837,679
DexCom, Inc.*	696,794	84,158,780
Insulet Corp.*	242,925	62,871,419
Intuitive Surgical, Inc.*	295,713	72,884,383
Lantheus Holdings, Inc.*	400,530	29,635,215
Shockwave Medical, Inc.*	209,055	61,284,473
Total		345,671,949

Health Care Providers & Services 2.73%
UnitedHealth Group, Inc.	273,273	151,707,506

Hotels, Restaurants & Leisure 6.60%
Airbnb, Inc. Class A*	751,483	80,341,047
Chipotle Mexican Grill, Inc.*	71,842	107,643,024
Marriott International, Inc. Class A	537,563	86,069,212
Starbucks Corp.	1,074,876	93,073,513
Total		367,126,796

Information Technology Services 7.49%
Cloudflare, Inc. Class A*	445,366	25,083,013
EPAM Systems, Inc.*	118,970	41,639,500
Mastercard, Inc. Class A	380,857	124,989,650
Shopify, Inc. Class A (Canada)*(a)	1,424,010	48,743,863
Snowflake, Inc.Class A*	365,860	58,647,358
Toast, Inc. Class A*	1,266,270	27,971,904
Visa, Inc. Class A	434,250	89,959,230
Total		417,034,518

Interactive Media & Services 4.12%
Alphabet, Inc. Class A*	2,423,706	229,064,454

Internet & Direct Marketing Retail 6.01%
Amazon.com, Inc.*	1,794,699	183,848,965
MercadoLibre, Inc. (Uruguay)*(a)	74,990	67,612,484
Netflix, Inc.*	284,942	83,168,871
Total		334,630,320

See Notes to Financial Statements.	105

Schedule of Investments (continued)

GROWTH LEADERS FUND October 31, 2022

Investments	Shares	Fair Value
Life Sciences Tools & Services 1.05%

Repligen Corp.*	164,662	$30,049,168
Thermo Fisher Scientific, Inc.	55,368	28,457,491
Total		58,506,659

Machinery 0.75%
Deere & Co.	105,786	41,872,215

Oil, Gas & Consumable Fuels 2.37%
Cheniere Energy, Inc.	747,958	131,947,271

Pharmaceuticals 3.54%
Eli Lilly & Co.	424,621	153,751,018
Novo Nordisk A/S ADR	398,440	43,366,209
Total		197,117,227

Professional Services 0.84%
CoStar Group, Inc.*	566,507	46,861,459

Semiconductors & Semiconductor Equipment 5.52%
Advanced Micro Devices, Inc.*	709,474	42,611,009
Enphase Energy, Inc.*	436,564	134,025,148
KLA Corp.	184,451	58,369,519
Monolithic Power Systems, Inc.	128,282	43,545,325
QUALCOMM, Inc.	242,743	28,561,141
Total		307,112,142

Software 16.55%
Aspen Technology, Inc.*	300,024	72,440,795
Atlassian Corp. Class A	232,150	47,063,769
Bill.com Holdings, Inc.*	284,573	37,950,655
Cadence Design Systems, Inc.*	185,941	28,149,608
Clear Secure, Inc. Class A*	1,176,761	31,796,082
Crowdstrike Holdings, Inc. Class A*	321,358	51,802,910
Datadog, Inc. Class A*	287,141	23,117,722
Intuit, Inc.	198,431	84,829,252
Microsoft Corp.	1,683,747	390,848,191
Investments	Shares	Fair Value
Software (continued)

Palo Alto Networks, Inc.*	406,328	$69,721,822
Paylocity Holding Corp.*	192,294	44,571,826
Trade Desk, Inc. (The) Class A*	730,003	38,865,360
Total		921,157,992

Specialty Retail 0.80%
O’Reilly Automotive, Inc.*	53,303	44,623,673

Technology Hardware, Storage & Peripherals 10.62%
Apple, Inc.	3,855,478	591,198,997

Textiles, Apparel & Luxury Goods 2.55%
Deckers Outdoor Corp.*	114,317	40,002,948
Lululemon Athletica, Inc. (Canada)*(a)	310,342	102,114,931
Total		142,117,879
Total Common Stocks (cost $5,736,440,508)		5,525,959,839

106	See Notes to Financial Statements.

Schedule of Investments (concluded)

GROWTH LEADERS FUND October 31, 2022

Investments	Principal Amount	Fair Value
SHORT-TERM INVESTMENTS 1.07%

Repurchase Agreements 1.07%
Repurchase Agreement dated 10/31/2022, 1.30% due 11/1/2022 with Fixed Income Clearing Corp. collateralized by $59,116,700 of U.S. Treasury Floating Note at 3.925% due 4/30/2024; $1,896,200 of U.S. Treasury Note at 2.50% due 5/15/2024; value: $60,902,982; proceeds: $59,710,909 (cost $59,708,753)	$59,708,753	$59,708,753
Total Investments in Securities 100.34% (cost $5,796,149,261)		5,585,668,592
Other Assets and Liabilities – Net (0.34)%		(18,834,502)
Net Assets 100.00%		$5,566,834,090

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

The following is a summary of the inputs used as of October 31, 2022 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Common Stocks	$5,525,959,839	$–	$–	$5,525,959,839
Short-Term Investments
Repurchase Agreements	–	59,708,753	–	59,708,753
Total	$5,525,959,839	$59,708,753	$–	$5,585,668,592

(1)	Refer to Note 2(l) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. When applicable each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

See Notes to Financial Statements.	107

Schedule of Investments

HEALTH CARE FUND October 31, 2022

Investments	Shares	U.S. $ Fair Value
LONG-TERM INVESTMENTS 97.32%
COMMON STOCKS 97.32%

Canada 2.24%

Biotechnology
BELLUS Health, Inc.*	7,372	$68,265
Xenon Pharmaceuticals, Inc.*	2,076	75,919
		144,184

Denmark 5.27%

Biotechnology 1.56%
Genmab A/S*	261	100,539

Pharmaceuticals 3.71%
Novo Nordisk A/S Class B	2,194	238,557
Total Denmark		339,096

Japan 2.11%

Pharmaceuticals
Daiichi Sankyo Co. Ltd.	3,115	99,713
Eisai Co. Ltd.	600	36,182
		135,895

Netherlands 2.40%

Biotechnology
Argenx SE*	306	118,805
Merus NV*	1,745	35,772
		154,577

Switzerland 2.15%

Health Care Equipment & Supplies 0.94%
Alcon, Inc.	996	60,437

Life Sciences Tools & Services 1.21%
Lonza Group AG Registered Shares	151	77,733
Total Switzerland		138,170

United Kingdom 3.92%

Pharmaceuticals
AstraZeneca plc	2,151	252,381
Investments	Shares	U.S. $ Fair Value
United States 79.23%

Biotechnology 17.46%
Alnylam Pharmaceuticals, Inc.*	170	$35,234
Arcellx, Inc.*	2,054	48,228
Biogen, Inc.*	294	83,331
Cytokinetics, Inc.*	1,970	86,010
Day One Biopharmaceuticals, Inc.*(a)	1,750	36,995
Insmed, Inc.*	2,540	43,993
Karuna Therapeutics, Inc.*	567	124,366
Krystal Biotech, Inc.*	1,235	94,478
Legend Biotech Corp. ADR*	770	38,362
Mirati Therapeutics, Inc.*	561	37,767
Natera, Inc.*	690	32,402
Neurocrine Biosciences, Inc.*	598	68,842
Regeneron Pharmaceuticals, Inc.*	91	68,136
Rocket Pharmaceuticals, Inc.*	2,303	42,974
Sarepta Therapeutics, Inc.*	819	93,382
Vertex Pharmaceuticals, Inc.*	606	189,072
		1,123,572

Health Care Equipment & Supplies 18.02%
Abbott Laboratories	1,015	100,424
Axonics, Inc.*	662	48,419
Cooper Cos., Inc. (The)	228	62,333
DexCom, Inc.*	1,127	136,119
Edwards Lifesciences Corp.*	554	40,126
Glaukos Corp.*	900	50,463
Inari Medical, Inc.*	364	28,003
Inspire Medical Systems, Inc.*	302	58,875
Insulet Corp.*	372	96,277
Intuitive Surgical, Inc.*	446	109,926
iRhythm Technologies, Inc.*	365	46,534
Lantheus Holdings, Inc.*	960	71,030
Pacific Biosciences of California, Inc.*	3,800	32,072
PROCEPT BioRobotics Corp.*(a)	870	39,524
Shockwave Medical, Inc.*	323	94,687

108	See Notes to Financial Statements.

Schedule of Investments (continued)

HEALTH CARE FUND October 31, 2022

Investments	Shares	U.S. $ Fair Value
United States (continued)

Health Care Equipment & Supplies (continued)
Silk Road Medical, Inc.*	750	$33,060
Stryker Corp.	315	72,211
TransMedics Group, Inc.*	820	39,540
		1,159,623

Health Care Providers & Services 13.84%
AmerisourceBergen Corp.	645	101,407
Centene Corp.*	1,307	111,265
Elevance Health, Inc.	137	74,907
Humana, Inc.	281	156,820
Molina Healthcare, Inc.*	209	75,002
R1 RCM, Inc.*	1,397	24,671
UnitedHealth Group, Inc.	624	346,414
		890,486

Life Sciences Tools & Services 9.70%
Agilent Technologies, Inc.	624	86,330
Danaher Corp.	747	187,998
Repligen Corp.*	398	72,631
Thermo Fisher Scientific, Inc.	456	234,370
West Pharmaceutical Services, Inc.	188	43,259
		624,588

Pharmaceuticals 20.21%
Eli Lilly & Co.	987	357,383
Intra-Cellular Therapies, Inc.*	1,572	71,793
Merck & Co., Inc.	2,674	270,609
Organon & Co.	1,221	31,966
Pfizer, Inc.	3,927	182,802
Pliant Therapeutics, Inc.*	1,950	48,497
Roche Holding AG	454	150,636
Ventyx Biosciences, Inc.*	2,949	95,459
Zoetis, Inc.	607	91,523
		1,300,668
Total United States		5,098,937
Total Common Stocks (cost $5,564,608)		6,263,240
Investments	Principal Amount	U.S. $ Fair Value
SHORT-TERM INVESTMENTS 3.58%

Repurchase Agreements 2.37%
Repurchase Agreement dated 10/31/2022, 1.30% due 11/1/2022 with Fixed Income Clearing Corp. collateralized by $161,900 of U.S. Treasury Note at 2.00% due 4/30/2024; value: $155,854; proceeds: $152,791 (cost $152,785)	$152,785	$152,785

	Shares
Money Market Funds 1.09%
Fidelity Government Portfolio(b) (cost $70,133)	70,133	70,133

Time Deposits 0.12%
CitiBank N.A.(b) (cost $7,793)	7,793	7,793
Total Short-Term Investments (cost $230,711)		230,711
Total Investments in Securities 100.90% (cost $5,795,319)		6,493,951
Other Assets and Liabilities – Net (0.90)%		(58,239)
Net Assets 100.00%		$6,435,712

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	All or a portion of these securities are temporarily on loan to unaffiliated broker/dealers.
(b)	Security was purchased with the cash collateral from loaned securities.

See Notes to Financial Statements.	109

Schedule of Investments (concluded)

HEALTH CARE FUND October 31, 2022

The following is a summary of the inputs used as of October 31, 2022 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Common Stocks
Denmark	$–	$339,096	$–	$339,096
Japan	–	135,895	–	135,895
Netherlands	35,772	118,805	–	154,577
Switzerland	60,437	77,733	–	138,170
United Kingdom	–	252,381	–	252,381
United States	4,948,301	150,636	–	5,098,937
Remaining Countries	144,184	–	–	144,184
Short-Term Investments
Repurchase Agreements	–	152,785	–	152,785
Money Market Funds	70,133	–	–	70,133
Time Deposits	–	7,793	–	7,793
Total	$5,258,827	$1,235,124	$–	$6,493,951

(1)	Refer to Note 2(l) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuer and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three- tier fair value hierarchy. When applicable each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

110	See Notes to Financial Statements.

Schedule of Investments

INTERNATIONAL EQUITY FUND October 31, 2022

Investments	Shares	U.S. $ Fair Value
LONG-TERM INVESTMENTS 94.85%
COMMON STOCKS 94.85%

Australia 1.51%

Metals & Mining
BHP Group Ltd.	175,199	$4,208,316

Austria 0.90%

Banks
BAWAG Group AG†	52,107	2,515,507

Brazil 1.51%

Insurance 0.98%
BB Seguridade Participacoes SA	477,300	2,743,401

Internet & Direct Marketing Retail 0.53%
MercadoLibre, Inc.*	1,624	1,464,231
Total Brazil		4,207,632

Canada 3.50%

Banks 0.92%
Royal Bank of Canada	27,800	2,572,166

Insurance 0.83%
Intact Financial Corp.	15,300	2,324,845

Oil, Gas & Consumable Fuels 0.96%
Pembina Pipeline Corp.	81,219	2,681,565

Transportation Infrastructure 0.79%
Canadian Pacific Railway Ltd.	29,500	2,199,156
Total Canada		9,777,732

China 3.88%

Automobiles 0.49%
BYD Co. Ltd. Class H	60,500	1,355,389

Beverages 0.41%
Kweichow Moutai Co. Ltd. Class A	6,200	1,149,194
Investments	Shares	U.S. $ Fair Value
China (continued)

Electrical Equipment 0.39%
Contemporary Amperex Technology Co. Ltd. Class A	21,500	$1,103,374

Interactive Media & Services 0.98%
Tencent Holdings Ltd.	104,300	2,740,668

Internet & Direct Marketing Retail 1.61%
Alibaba Group Holding Ltd.*	347,600	2,702,557
JD.com, Inc. Class A	98,426	1,792,388
		4,494,945
Total China		10,843,570

Denmark 3.00%

Biotechnology 0.74%
Genmab A/S*	5,385	2,074,342

Pharmaceuticals 2.26%
Novo Nordisk A/S Class B	57,917	6,297,388
Total Denmark		8,371,730

Finland 1.53%

Banks
Nordea Bank Abp	446,882	4,268,848

France 13.84%

Aerospace & Defense 1.63%
Airbus SE	18,743	2,028,062
Thales SA	19,843	2,523,631
		4,551,693

Auto Components 0.72%
Cie Generale des Etablissements Michelin SCA	79,409	2,023,663

Beverages 1.08%
Pernod Ricard SA	17,246	3,026,866

See Notes to Financial Statements.	111

Schedule of Investments (continued)

INTERNATIONAL EQUITY FUND October 31, 2022

Investments	Shares	U.S. $ Fair Value
France (continued)

Chemicals 1.14%
Air Liquide SA	24,283	$3,176,549

Diversified Telecommunication Services 0.69%
Orange SA	201,877	1,923,466

Information Technology Services 0.88%
Capgemini SE	15,079	2,471,308

Insurance 1.12%
AXA SA	126,764	3,130,422

Oil, Gas & Consumable Fuels 1.47%
TotalEnergies SE	75,264	4,105,903

Personal Products 1.30%
L’Oreal SA	11,578	3,635,540

Professional Services 0.79%
Teleperformance	8,262	2,213,636

Textiles, Apparel & Luxury Goods 3.02%
Hermes International	2,028	2,625,013
LVMH Moet Hennessy Louis Vuitton SE	9,202	5,806,412
		8,431,425
Total France		38,690,471

Germany 2.06%

Chemicals 1.18%
Covestro AG†	19,433	659,673
Symrise AG	25,819	2,635,410
		3,295,083

Semiconductors & Semiconductor Equipment 0.88%
Aixtron SE	41,377	1,016,783
Infineon Technologies AG	59,271	1,438,238
		2,455,021
Total Germany		5,750,104
Investments	Shares	U.S. $ Fair Value
Hong Kong 0.98%

Insurance
AIA Group Ltd.	361,682	$2,739,665

India 7.21%

Automobiles 0.63%
Maruti Suzuki India Ltd.	15,400	1,775,471

Banks 2.50%
Axis Bank Ltd.	267,512	2,933,664
ICICI Bank Ltd. ADR	183,443	4,043,084
		6,976,748

Chemicals 0.83%
Asian Paints Ltd.	62,054	2,335,902

Oil, Gas & Consumable Fuels 1.25%
Reliance Industries Ltd.	112,954	3,485,394

Personal Products 0.85%
Hindustan Unilever Ltd.	76,883	2,372,119

Wireless Telecommunication Services 1.15%
Bharti Airtel Ltd.	319,229	3,210,419
Total India		20,156,053

Indonesia 1.68%

Banks 0.88%
Bank Mandiri Persero
Tbk PT	3,654,600	2,468,876

Diversified Telecommunication Services 0.80%
Telkom Indonesia Persero Tbk PT ADR	80,372	2,235,949
Total Indonesia		4,704,825

Ireland 1.71%

Banks 0.81%
Bank of Ireland Group plc	313,558	2,257,812

Construction Materials 0.90%
CRH plc	70,011	2,514,981
Total Ireland		4,772,793

112	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL EQUITY FUND October 31, 2022

Investments	Shares	U.S. $ Fair Value
Japan 15.97%

Auto Components 1.38%
Bridgestone Corp.	66,900	$2,419,535
Denso Corp.	28,785	1,428,194
		3,847,729

Automobiles 1.51%
Toyota Motor Corp.	304,800	4,228,978

Banks 0.70%
Sumitomo Mitsui Financial Group, Inc.	69,500	1,951,668

Beverages 0.70%
Asahi Group Holdings Ltd.	69,525	1,945,360

Diversified Financial Services 0.64%
ORIX Corp.	121,500	1,784,554

Electrical Equipment 0.81%
Fuji Electric Co. Ltd.	58,400	2,258,034

Electronic Equipment, Instruments & Components 1.25%
Keyence Corp.	9,260	3,491,622

Health Care Equipment & Supplies 0.83%
Hoya Corp.	25,100	2,333,330

Household Durables 1.09%
Sony Group Corp.	45,200	3,048,046

Industrial Conglomerates 0.82%
Hitachi Ltd.	50,500	2,291,377

Information Technology Services 0.49%
Obic Co. Ltd.	9,200	1,380,579

Insurance 0.89%
Tokio Marine Holdings, Inc.	138,000	2,498,512

Machinery 0.51%
Fujitec Co. Ltd.	71,700	1,424,205
Investments	Shares	U.S. $ Fair Value
Japan (continued)

Pharmaceuticals 1.60%
Daiichi Sankyo Co. Ltd.	139,400	$4,462,300

Professional Services 0.75%
TechnoPro Holdings, Inc.	86,900	2,084,761

Specialty Retail 0.89%
Fast Retailing Co. Ltd.	4,450	2,479,278

Trading Companies & Distributors 1.11%
ITOCHU Corp.	120,600	3,116,851
Total Japan		44,627,184

Mexico 1.85%

Banks 1.02%
Grupo Financiero Banorte SAB de CV Class O	350,517	2,849,178

Transportation Infrastructure 0.83%
Grupo Aeroportuario del Pacifico SAB de CV ADR	14,961	2,319,853
Total Mexico		5,169,031

Netherlands 5.55%

Information Technology Services 0.38%
Adyen NV†*	746	1,064,989

Insurance 1.26%
NN Group NV	83,140	3,520,350

Oil, Gas & Consumable Fuels 2.26%
Shell plc	227,480	6,301,556

Semiconductors & Semiconductor Equipment 1.65%
ASML Holding NV	9,849	4,620,034
Total Netherlands		15,506,929

See Notes to Financial Statements.	113

Schedule of Investments (continued)

INTERNATIONAL EQUITY FUND October 31, 2022

Investments	Shares	U.S. $ Fair Value
Norway 1.56%

Oil, Gas & Consumable Fuels
Aker BP ASA	47,772	$1,517,542
Equinor ASA	77,770	2,833,450
		4,350,992

Peru 0.89%

Banks
Credicorp Ltd.	17,083	2,500,268

Singapore 1.36%

Banks
United Overseas Bank Ltd.	194,200	3,809,968

South Africa 0.96%

Metals & Mining
Anglo American plc	89,447	2,679,313

South Korea 0.98%

Technology Hardware, Storage & Peripherals
Samsung Electronics Co. Ltd.	66,026	2,747,991

Spain 2.73%

Banks 1.29%
CaixaBank SA	1,086,846	3,604,028

Electric: Utilities 0.80%
Iberdrola SA	219,582	2,232,989

Textiles, Apparel & Luxury Goods 0.64%
Industria de Diseno Textil SA	78,420	1,779,993
Total Spain		7,617,010

Sweden 1.01%

Machinery
Atlas Copco AB A Shares	263,909	2,816,766
Investments	Shares	U.S. $ Fair Value
Switzerland 2.39%

Capital Markets 0.84%
UBS Group AG Registered Shares	148,295	$2,351,092

Health Care Equipment & Supplies 0.75%
Alcon, Inc.	34,553	2,103,771

Life Sciences Tools & Services 0.80%
Lonza Group AG Registered Shares	4,346	2,237,251
Total Switzerland		6,692,114

Taiwan 2.31%

Electrical Equipment 0.32%
Voltronic Power Technology Corp.	22,000	891,971

Electronic Equipment, Instruments & Components 0.66%
Delta Electronics, Inc.	231,000	1,838,023

Semiconductors & Semiconductor Equipment 1.33%
Taiwan Semiconductor Manufacturing Co. Ltd.	309,230	3,717,626
Total Taiwan		6,447,620

United Kingdom 8.80%

Banks 0.79%
NatWest Group plc	820,333	2,209,404

Beverages 1.37%
Diageo plc	93,330	3,840,759

Capital Markets 0.66%
London Stock Exchange Group plc	21,411	1,855,948

Commercial Services & Supplies 0.77%
Rentokil Initial PLC	343,894	2,145,934

Electric: Utilities 0.72%
SSE plc	112,231	2,005,667

114	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL EQUITY FUND October 31, 2022

Investments	Shares	U.S. $ Fair Value
United Kingdom (continued)

Personal Products 1.35%
Unilever plc	83,118	$3,778,074

Pharmaceuticals 1.77%
AstraZeneca plc	42,130	4,943,202

Tobacco 0.68%
Imperial Brands plc	77,528	1,888,510

Wireless Telecommunication Services 0.69%
Vodafone Group plc	1,660,689	1,938,691
Total United Kingdom		24,606,189

United States 5.18%

Electrical Equipment 1.62%
Schneider Electric SE	35,836	4,531,688

Food Products 1.61%
Nestle SA Registered Shares	41,378	4,504,359

Pharmaceuticals 1.95%
Eli Lilly & Co.	6,228	2,255,097
Roche Holding AG	9,619	3,191,566
		5,446,663
Total United States		14,482,710
Total Common Stocks (cost $278,612,822)		265,061,331
Investments	Principal Amount	U.S. $ Fair Value
SHORT-TERM INVESTMENTS 3.59%

Repurchase Agreements 3.59%
Repurchase Agreement dated 10/31/2022, 1.30% due 11/1/2022 with Fixed Income Clearing Corp. collateralized by $10,634,800 of U.S. Treasury Note at 2.00% due 4/30/2024; value: $10,237,654; proceeds: $10,037,217 (cost $10,036,854)	$10,036,854	$10,036,854
Total Investments in Securities 98.44% (cost $288,649,676)		275,098,185
Other Assets and Liabilities – Net 1.56%		4,372,121
Net Assets 100.00%		$279,470,306

ADR	American Depositary Receipt.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At October 31, 2022, the total value of Rule 144A securities was $4,240,169, which represents 1.52% of net assets.
*	Non-income producing security.

See Notes to Financial Statements.	115

Schedule of Investments (concluded)

INTERNATIONAL EQUITY FUND October 31, 2022

The following is a summary of the inputs used as of October 31, 2022 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Common Stocks
Brazil	$4,207,632	$–	$–	$4,207,632
Canada	9,777,732	–	–	9,777,732
India	4,043,084	16,112,969	–	20,156,053
Indonesia	2,235,949	2,468,876	–	4,704,825
Mexico	5,169,031	–	–	5,169,031
Peru	2,500,268	–	–	2,500,268
United States	2,255,097	12,227,613	–	14,482,710
Remaining Countries	–	204,063,080	–	204,063,080
Short-Term Investments
Repurchase Agreements	–	10,036,854	–	10,036,854
Total	$30,188,793	$244,909,392	$–	$275,098,185

(1)	Refer to Note 2(l) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

Investment Type	Common Stocks
Balance as of November 1, 2021	$4,705,085
Accrued Discounts (Premiums)	–
Realized Gain (Loss)	1,458,876
Change in Unrealized Appreciation (Depreciation)	(2,036,040)
Purchases	–
Sales	(4,127,921)
Transfers into Level 3	–
Transfers out of Level 3	–
Balance as of October 31, 2022	$–
Change in unrealized appreciation/ depreciation for the period ended October 31, 2022, related to Level 3 investments held at October 31, 2022	$–

116	See Notes to Financial Statements.

Schedule of Investments

INTERNATIONAL OPPORTUNITIES FUND October 31, 2022

Investments	Shares	U.S. $ Fair Value
LONG-TERM INVESTMENTS 94.82%
COMMON STOCKS 94.82%

Australia 2.72%

Auto Components 1.30%
GUD Holdings Ltd.	788,089	$4,053,564

Professional Services 1.42%
IPH Ltd.	691,138	4,395,504
Total Australia		8,449,068

Austria 3.47%

Banks 1.04%
BAWAG Group AG†	66,863	3,227,865

Machinery 2.43%
ANDRITZ AG	162,461	7,550,622
Total Austria		10,778,487

Canada 6.99%

Capital Markets 1.08%
CI Financial Corp.	336,900	3,373,080

Gas Utilities 2.63%
Brookfield Infrastructure Corp. Class A	189,800	8,189,117

Metals & Mining 1.25%
Capstone Copper Corp.*	1,669,400	3,872,209

Oil, Gas & Consumable Fuels 1.55%
MEG Energy Corp.*	321,400	4,805,607

Paper & Forest Products 0.48%
Interfor Corp.*	83,600	1,485,022
Total Canada		21,725,035

Egypt 1.27%

Oil, Gas & Consumable Fuels
Energean PLC	239,685	3,933,399
Investments	Shares	U.S. $ Fair Value
France 3.40%

Construction Materials 0.77%
Vicat SA	104,455	$2,394,447

Oil, Gas & Consumable Fuels 1.35%
Gaztransport Et Technigaz SA	36,003	4,188,535

Personal Products 0.92%
Interparfums SA	59,337	2,860,591

Software 0.36%
Esker SA	8,490	1,113,968
Total France		10,557,541

Germany 7.31%

Aerospace & Defense 1.64%
Montana Aerospace AG†*	152,962	1,753,920
Rheinmetall AG	20,495	3,331,496
		5,085,416

Health Care Providers & Services 0.20%
Medios AG*(a)	33,611	620,476

Life Sciences Tools & Services 1.39%
Gerresheimer AG	75,511	4,325,921

Media 1.00%
Stroeer SE & Co. KGaA	76,136	3,103,981

Semiconductors & Semiconductor Equipment 1.61%
Aixtron SE	202,861	4,985,030

Specialty Retail 0.37%
MYT Netherlands Parent BV ADR*	100,244	1,145,789

Wireless Telecommunication Services 1.10%
Freenet AG	174,319	3,426,446
Total Germany		22,693,059

See Notes to Financial Statements.	117

Schedule of Investments (continued)

INTERNATIONAL OPPORTUNITIES FUND October 31, 2022

Investments	Shares	U.S. $ Fair Value
Hong Kong 1.05%

Hotels, Restaurants & Leisure 0.32%
Melco International Development Ltd.*	1,894,000	$990,311

Real Estate Management & Development 0.27%
Kerry Properties Ltd.	531,500	840,772

Textiles, Apparel & Luxury Goods 0.46%
Stella International Holdings Ltd.	1,486,932	1,439,642
Total Hong Kong		3,270,725

Iceland 1.10%

Machinery
Marel HF†	948,142	3,401,314

India 3.13%

Banks 1.39%
Federal Bank Ltd.	2,719,388	4,324,778

Capital Markets 0.90%
UTI Asset Management Co. Ltd.	328,332	2,785,530

Real Estate Management & Development 0.84%
Phoenix Mills Ltd. (The)	151,504	2,614,397
Total India		9,724,705

Indonesia 1.23%

Real Estate Management & Development
Pakuwon Jati Tbk PT	136,152,200	3,825,389

Israel 1.09%

Capital Markets
Tel Aviv Stock Exchange Ltd.	575,771	3,393,089

Italy 5.38%

Auto Components 1.00%
Brembo SpA	298,086	3,116,306
Investments	Shares	U.S. $ Fair Value
Italy (continued)

Construction Materials 0.38%
Buzzi Unicem SpA	70,850	$1,175,881

Diversified Financial Services 1.35%
Banca Mediolanum SpA	558,911	4,181,720

Textiles, Apparel & Luxury Goods 2.65%
Brunello Cucinelli SpA	80,830	4,685,383
Salvatore Ferragamo SpA	242,181	3,559,831
		8,245,214
Total Italy		16,719,121

Japan 21.44%

Auto Components 0.53%
FCC Co. Ltd.	168,200	1,635,397

Banks 1.92%
Aozora Bank Ltd.	86,500	1,487,952
Resona Holdings, Inc.	585,400	2,206,344
Shizuoka Financial Group, Inc.	357,700	2,258,811
		5,953,107

Beverages 0.85%
Coca-Cola Bottlers Japan Holdings, Inc.	291,500	2,633,687

Building Products 0.99%
Sanwa Holdings Corp.	355,600	3,063,179

Chemicals 1.26%
Kansai Paint Co. Ltd.	300,800	3,925,196

Construction & Engineering 1.95%
SHO-BOND Holdings Co. Ltd.	140,300	6,069,387

Distributors 1.34%
PALTAC Corp.	146,300	4,155,771

Food Products 0.49%
Nichirei Corp.	98,900	1,538,136

118	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL OPPORTUNITIES FUND October 31, 2022

Investments	Shares	U.S. $ Fair Value
Japan (continued)

Hotels, Restaurants & Leisure 0.49%
Saizeriya Co. Ltd.	81,500	$1,520,551

Information Technology Services 4.15%
NS Solutions Corp.	150,400	3,456,817
Simplex Holdings, Inc.	230,300	3,670,872
TIS, Inc.	112,700	3,038,587
Zuken, Inc.	120,800	2,722,965
		12,889,241
Machinery 3.06%
DMG Mori Co. Ltd.	275,200	3,184,786
Fujitec Co. Ltd.	128,200	2,546,486
OSG Corp.	297,300	3,779,654
		9,510,926

Professional Services 1.25%
TechnoPro Holdings, Inc.	162,600	3,900,831

Real Estate Management & Development 0.28%
CRE, Inc.	95,000	869,041

Software 1.30%
Money Forward, Inc.*	78,800	2,229,335
OBIC Business Consultants Co. Ltd.	62,600	1,799,434
		4,028,769

Wireless Telecommunication Services 1.58%
Okinawa Cellular Telephone Co.	259,600	4,909,181
Total Japan		66,602,400

Mexico 1.11%

Consumer Finance
Gentera SAB de CV	3,360,320	3,453,092

New Zealand 0.51%

Airlines
Air New Zealand Ltd.*	3,499,055	1,587,123
Investments	Shares	U.S. $ Fair Value
Norway 0.91%

Semiconductors & Semiconductor Equipment 0.47%
Nordic Semiconductor ASA*	103,182	$1,456,652

Software 0.44%
Crayon Group Holding ASA†*	165,135	1,369,068
Total Norway		2,825,720

Peru 0.71%

Banks
Intercorp Financial Services, Inc.	89,356	2,198,158

Portugal 1.93%

Multi-Utilities
REN - Redes Energeticas Nacionais SGPS SA	2,310,100	5,979,045

Singapore 0.35%

Equity Real Estate Investment Trusts
Digital Core REIT Management Pte Ltd.	2,190,900	1,094,731

South Korea 1.79%

Chemicals 1.07%
Soulbrain Co. Ltd./New	23,157	3,320,153

Semiconductors & Semiconductor Equipment 0.72%
WONIK IPS Co. Ltd.	116,798	2,248,594
Total South Korea		5,568,747

Spain 2.81%

Banks 0.85%
Banco de Sabadell SA	3,358,713	2,642,649

Containers & Packaging 1.46%
Vidrala SA	59,316	4,534,168

See Notes to Financial Statements.	119

Schedule of Investments (continued)

INTERNATIONAL OPPORTUNITIES FUND October 31, 2022

Investments	Shares	U.S. $ Fair Value
Spain (continued)

Professional Services 0.50%
Applus Services SA	260,637	$1,539,072
Total Spain		8,715,889

Sweden 5.32%

Auto Components 0.91%
Autoliv, Inc. SDR	35,136	2,824,225

Biotechnology 0.24%
Vitrolife AB	45,317	732,408

Commercial Services & Supplies 1.77%
Loomis AB	195,906	5,485,078

Food & Staples Retailing 1.77%
Axfood AB	222,267	5,503,021

Software 0.63%
Cint Group AB*	372,853	1,963,739
Total Sweden		16,508,471

Switzerland 3.74%

Containers & Packaging 1.30%
SIG Group AG	210,350	4,043,573

Health Care Equipment & Supplies 0.46%
Medmix AG†	81,189	1,429,268

Life Sciences Tools & Services 1.62%
Tecan Group AG Registered Shares	13,721	5,033,322

Machinery 0.36%
Sulzer AG Registered Shares	16,456	1,097,528
Total Switzerland		11,603,691

Taiwan 0.49%

Electrical Equipment
Bizlink Holding, Inc.	201,000	1,532,795
Investments	Shares	U.S. $ Fair Value
United Kingdom 15.57%

Aerospace & Defense 1.96%
Chemring Group plc	1,075,381	$3,727,954
Senior plc	1,573,022	2,345,123
		6,073,077

Banks 0.39%
Virgin Money UK plc	773,180	1,205,064

Beverages 2.15%
Britvic plc	800,712	6,680,313

Biotechnology 0.79%
Genus plc	84,269	2,462,806

Capital Markets 1.32%
Man Group plc	1,645,213	4,092,643

Communications Equipment 1.34%
Spirent Communications PLC	1,402,022	4,161,756

Construction Materials 0.72%
Breedon Group plc	3,736,324	2,241,219

Entertainment 0.32%
Frontier Developments plc*	65,438	994,365

Equity Real Estate Investment Trusts 0.57%
Big Yellow Group plc	137,190	1,765,300

Food Products 1.28%
Tate & Lyle PLC	494,447	3,972,971

Insurance 0.76%
Lancashire Holdings Ltd.	415,796	2,359,698

Machinery 1.03%
Concentric AB	193,053	3,197,871

Multi-Line Retail 1.15%
B&M European Value Retail SA	966,605	3,572,169

Pharmaceuticals 0.49%
Dechra Pharmaceuticals plc	50,992	1,532,934

120	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL OPPORTUNITIES FUND October 31, 2022

Investments	Shares	U.S. $ Fair Value
United Kingdom (continued)

Specialty Retail 0.80%
WH Smith plc*	184,058	$2,488,349

Trading Companies & Distributors 0.50%
Grafton Group plc	197,334	1,562,343
Total United Kingdom		48,362,878
Total Common Stocks (cost $359,899,435)		294,503,672

	Principal Amount
SHORT-TERM INVESTMENTS 1.59%

Repurchase Agreements 1.55%
Repurchase Agreement dated 10/31/2022, 1.30% due 11/1/2022 with Fixed Income Clearing Corp. collateralized by $5,025,600 of U.S. Treasury Note at 3.00% due 6/30/2024; value: $4,900,940; proceeds: $4,804,992 (cost $4,804,819)	$4,804,819	4,804,819
Investments	Shares	U.S. $ Fair Value
Money Market Funds 0.04%
Fidelity Government Portfolio(b) (cost $131,355)	131,355	$131,355

Time Deposits 0.00%
CitiBank N.A.(b) (cost $14,595)	14,595	14,595
Total Short-Term Investments (cost $4,950,769)		4,950,769
Total Investments in Securities 96.41% (cost $364,850,204)		299,454,441
Other Assets and Liabilities – Net 3.59%		11,146,148
Net Assets 100.00%		$310,600,589

ADR	American Depositary Receipt.
SDR	Swedish Depository Receipt.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At October 31, 2022, the total value of Rule 144A securities was $11,181,435, which represents 3.60% of net assets.
*	Non-income producing security.
(a)	All or a portion of this security is temporarily on loan to unaffiliated broker/dealers.
(b)	Security was purchased with the cash collateral from loaned securities.

See Notes to Financial Statements.	121

Schedule of Investments (concluded)

INTERNATIONAL OPPORTUNITIES FUND October 31, 2022

The following is a summary of the inputs used as of October 31, 2022 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Common Stocks
Canada	$21,725,035	$–	$–	$21,725,035
Egypt	3,933,399	–	–	3,933,399
Germany	1,766,265	20,926,794	–	22,693,059
Hong Kong	1,439,642	1,831,083	–	3,270,725
Iceland	3,401,314	–	–	3,401,314
Mexico	3,453,092	–	–	3,453,092
Peru	2,198,158	–	–	2,198,158
Singapore	1,094,731	–	–	1,094,731
United Kingdom	9,025,436	39,337,442	–	48,362,878
Remaining Countries	–	184,371,281	–	184,371,281
Short-Term Investments
Repurchase Agreements	–	4,804,819	–	4,804,819
Money Market Funds	131,355	–	–	131,355
Time Deposits	–	14,595	–	14,595
Total	$48,168,427	$251,286,014	$–	$299,454,441

(1)	Refer to Note 2(l) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

122	See Notes to Financial Statements.

Schedule of Investments

INTERNATIONAL VALUE FUND October 31, 2022

Investments	Shares	U.S. $ Fair Value
LONG-TERM INVESTMENTS 96.87%
COMMON STOCKS 96.87%

Australia 2.86%

Equity Real Estate Investment Trusts 0.73%
Goodman Group	228,867	$2,490,234

Metals & Mining 2.13%
BHP Group Ltd.	305,571	7,339,878
Total Australia		9,830,112

Austria 1.69%

Banks
BAWAG Group AG†	120,624	5,823,220

Canada 5.62%

Insurance 1.10%
Manulife Financial Corp.	229,100	3,797,172

Metals & Mining 0.33%
Capstone Copper Corp.*	493,400	1,144,452

Multi-Utilities 1.15%
Algonquin Power & Utilities Corp.	359,400	3,978,238

Oil, Gas & Consumable Fuels 1.72%
Pembina Pipeline Corp.	179,033	5,911,039

Specialty Retail 1.32%
Alimentation Couche-Tard, Inc.	101,200	4,531,288
Total Canada		19,362,189

China 0.93%

Internet & Direct Marketing Retail 0.47%
Alibaba Group Holding Ltd.*	208,800	1,623,400

Specialty Retail 0.46%
Topsports International Holdings Ltd.†	3,103,000	1,564,649
Total China		3,188,049
Investments	Shares	U.S. $ Fair Value
Egypt 0.81%

Oil, Gas & Consumable Fuels
Energean PLC	169,145	$2,775,788

Finland 1.94%

Banks
Nordea Bank Abp	699,515	6,682,129

France 12.53%

Aerospace & Defense 3.29%
Airbus SE	48,734	5,273,200
Thales SA	47,600	6,053,763
		11,326,963

Diversified Telecommunication Services 2.26%
Orange SA	817,553	7,789,573

Gas Utilities 0.73%
Rubis SCA	111,079	2,522,530

Information Technology Services 0.78%
Capgemini SE	16,485	2,701,738

Insurance 1.76%
AXA SA	245,484	6,062,197

Pharmaceuticals 2.61%
Sanofi	104,212	8,968,255

Textiles, Apparel & Luxury Goods 1.10%
Kering SA	8,234	3,770,850
Total France		43,142,106

Germany 5.84%

Air Freight & Logistics 1.27%
Deutsche Post AG Registered Shares Registered Shares	124,084	4,386,343

Chemicals 0.74%
Covestro AG†	74,929	2,543,541

See Notes to Financial Statements.	123

Schedule of Investments (continued)

INTERNATIONAL VALUE FUND October 31, 2022

Investments	Shares	U.S. $ Fair Value
Germany (continued)

Insurance 1.70%
Allianz SE Registered Shares Registered Shares	32,448	$5,837,539

Pharmaceuticals 1.54%
Bayer AG Registered Shares	100,854	5,303,007

Semiconductors & Semiconductor Equipment 0.59%
Infineon Technologies AG	83,117	2,016,872
Total Germany		20,087,302

Hong Kong 0.67%

Insurance
Prudential plc	247,685	2,300,909

India 1.77%

Banks 1.21%
Federal Bank Ltd.	2,624,650	4,174,111

Oil, Gas & Consumable Fuels 0.56%
Petronet LNG Ltd.	774,159	1,923,161
Total India		6,097,272

Ireland 2.83%

Banks 1.40%
Bank of Ireland Group plc	666,476	4,799,042

Construction Materials 1.43%
CRH plc	136,812	4,927,670
Total Ireland		9,726,712

Italy 0.84%

Electric: Utilities
Enel SpA	649,251	2,900,430

Japan 16.70%

Auto Components 0.90%
Denso Corp.	62,500	3,100,994
Investments	Shares	U.S. $ Fair Value
Japan (continued)

Automobiles 2.56%
Toyota Motor Corp.	634,800	$8,807,596

Banks 1.98%
Sumitomo Mitsui Financial Group, Inc.	242,200	6,801,353

Beverages 1.56%
Asahi Group Holdings Ltd.	192,600	5,389,087

Building Products 0.72%
Sanwa Holdings Corp.	288,600	2,486,033

Diversified Financial Services 1.25%
ORIX Corp.	292,900	4,302,025

Electrical Equipment 1.33%
Fuji Electric Co. Ltd.	118,500	4,581,798

Electronic Equipment, Instruments & Components 0.83%
Murata Manufacturing Co., Ltd.	60,700	2,873,503

Household Durables 0.90%
Sony Group Corp.	45,900	3,095,250

Industrial Conglomerates 1.00%
Hitachi Ltd.	76,000	3,448,409

Insurance 1.07%
Tokio Marine Holdings, Inc. 203,000		3,675,347

Machinery 1.04%
Fujitec Co. Ltd.	180,000	3,575,410

Trading Companies & Distributors 1.56%
ITOCHU Corp.	207,300	5,357,572
Total Japan		57,494,377

Mexico 2.35%

Banks 1.33%
Grupo Financiero Banorte SAB de CV Class O	565,866	4,599,643

124	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL VALUE FUND October 31, 2022

Investments	Shares	U.S. $ Fair Value
Mexico (continued)

Transportation Infrastructure 1.02%
Grupo Aeroportuario del Pacifico SAB de CV Class B	226,100	$3,502,250
Total Mexico		8,101,893

Netherlands 6.32%

Food & Staples Retailing 1.78%
Koninklijke Ahold Delhaize NV	219,166	6,112,160

Oil, Gas & Consumable Fuels 4.54%
Shell plc ADR	281,215	15,643,990
Total Netherlands		21,756,150

Norway 1.39%

Oil, Gas & Consumable Fuels
Aker BP ASA	150,569	4,783,027

Singapore 1.99%

Banks
United Overseas Bank Ltd.	349,800	6,862,651

South Africa 1.57%

Metals & Mining
Anglo American plc	180,673	5,411,915

South Korea 1.01%

Technology Hardware, Storage & Peripherals
Samsung Electronics Co. Ltd.	83,856	3,490,072

Sweden 2.48%

Auto Components 1.24%
Autoliv, Inc. SDR	53,016	4,261,416

Commercial Services & Supplies 1.24%
Loomis AB	152,468	4,268,879
Total Sweden		8,530,295
Investments	Shares	U.S. $ Fair Value
Switzerland 4.75%

Capital Markets 1.71%
UBS Group AG Registered Shares	372,102	$5,899,362

Pharmaceuticals 3.04%
Novartis AG Registered Shares Registered Shares	129,311	10,460,058
Total Switzerland		16,359,420

Taiwan 0.47%

Electrical Equipment
Bizlink Holding, Inc.	211,000	1,609,053

United Kingdom 17.55%

Banks 2.31%
Barclays plc	1,635,863	2,779,743
Standard Chartered plc	867,985	5,185,982
		7,965,725

Electric: Utilities 1.54%
SSE plc	296,544	5,299,501

Food Products 1.53%
Tate & Lyle PLC	655,989	5,270,991

Insurance 0.65%
Lancashire Holdings Ltd.	391,771	2,223,353

Multi-Line Retail 0.78%
Next plc	47,384	2,676,230

Personal Products 4.07%
Haleon PLC*	958,101	2,937,970
Unilever plc	243,317	11,059,814
		13,997,784

Pharmaceuticals 2.26%
AstraZeneca plc	66,263	7,774,778

Tobacco 2.31%
Imperial Brands plc	327,156	7,969,216

See Notes to Financial Statements.	125

Schedule of Investments (concluded)

INTERNATIONAL VALUE FUND October 31, 2022

Investments	Shares	U.S. $ Fair Value
United Kingdom (continued)

Trading Companies & Distributors 0.81%
Ashtead Group plc	53,815	$2,803,386

Wireless Telecommunication Services 1.29%
Vodafone Group plc	3,809,514	4,447,233
Total United Kingdom		60,428,197

United States 1.96%

Pharmaceuticals
GSK PLC	183,000	2,997,737
Roche Holding AG	11,300	3,749,319
		6,747,056
Investments	Shares	U.S. $ Fair Value
Total Investments in Securities 96.87% (cost $373,624,531)		$333,490,324
Other Assets and Liabilities – Net 3.13%		10,785,447
Net Assets 100.00%		$344,275,771

ADR	American Depositary Receipt.
SDR	Swedish Depository Receipt.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At October 31, 2022, the total value of Rule 144A securities was $9,931,410, which represents 2.88% of net assets.
*	Non-income producing security.

The following is a summary of the inputs used as of October 31, 2022 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Common Stocks
Canada	$19,362,189	$–	$–	$19,362,189
Egypt	2,775,788	–	–	2,775,788
Mexico	8,101,893	–	–	8,101,893
Netherlands	15,643,990	6,112,160	–	21,756,150
Remaining Countries	–	281,494,304	–	281,494,304
Total	$45,883,860	$287,606,464	$–	$333,490,324

(1)	Refer to Note 2(l) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuer and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three- tier fair value hierarchy. When applicable each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

126	See Notes to Financial Statements.

Schedule of Investments

MICRO CAP GROWTH FUND October 31, 2022

Investments	Shares	Fair Value
LONG-TERM INVESTMENTS 98.42%
COMMON STOCKS 98.42%

Aerospace & Defense 2.10%
AAR Corp.*	35,907	$1,591,398
AeroVironment, Inc.*	36,140	3,306,810
Total		4,898,208

Banks 0.85%
Byline Bancorp, Inc.	86,280	1,994,794

Beverages 2.00%
MGP Ingredients, Inc.	26,523	2,971,902
Vita Coco Co., Inc. (The)*(a)	165,797	1,701,077
Total		4,672,979

Biotechnology 17.64%
Arcellx, Inc.*	203,902	4,787,619
BELLUS Health, Inc. (Canada)*(b)	406,101	3,760,495
Cytek Biosciences, Inc.*(a)	110,129	1,709,202
Day One Biopharmaceuticals, Inc.*	159,969	3,381,745
Esperion Therapeutics, Inc.*(a)	147,819	1,201,769
Insmed, Inc.*	66,318	1,148,628
Karuna Therapeutics, Inc.*	12,736	2,793,514
Krystal Biotech, Inc.*	77,334	5,916,051
Merus NV (Netherlands)*(b)	150,516	3,085,578
Nkarta, Inc.*(a)	158,684	2,001,005
Rocket Pharmaceuticals, Inc.*	169,367	3,160,388
Syndax Pharmaceuticals, Inc.*	102,643	2,356,683
Xenon Pharmaceuticals, Inc. (Canada)*(b)	161,254	5,897,059
Total		41,199,736

Capital Markets 0.56%
Piper Sandler Cos.	10,199	1,305,166
Investments	Shares	Fair Value
Commercial Services & Supplies 2.46%
Heritage-Crystal Clean, Inc.*	131,851	$3,621,947
Montrose Environmental Group, Inc.*	48,396	2,118,777
Total		5,740,724

Communications Equipment 2.89%
Calix, Inc.*	91,726	6,754,703

Construction & Engineering 2.81%
Ameresco, Inc. Class A*	46,606	2,818,731
NV5 Global, Inc.*	25,833	3,744,493
Total		6,563,224

Diversified Consumer Services 2.96%
PowerSchool Holdings, Inc. Class A*	220,669	4,413,380
Stride, Inc.*	36,694	1,229,616
Udemy, Inc.*(a)	86,963	1,265,312
Total		6,908,308

Diversified Telecommunication Services 1.32%
Ooma, Inc.*	190,332	3,089,088

Electronic Equipment, Instruments & Components 2.95%
908 Devices, Inc.*(a)	78,693	1,258,301
Napco Security Technologies, Inc.*	145,633	4,138,890
OSI Systems, Inc.*	18,169	1,493,128
Total		6,890,319

Food & Staples Retailing 2.09%
Chefs’ Warehouse, Inc. (The)*	133,268	4,881,607

See Notes to Financial Statements.	127

Schedule of Investments (continued)

MICRO CAP GROWTH FUND October 31, 2022

Investments	Shares	Fair Value
Health Care Equipment & Supplies 14.03%
Axonics, Inc.*	47,974	$3,508,818
Figs, Inc. Class A*	179,596	1,325,418
Lantheus Holdings, Inc.*	62,554	4,628,370
OrthoPediatrics Corp.*	78,284	3,326,287
Pacific Biosciences of California, Inc.*	207,370	1,750,203
PROCEPT BioRobotics Corp.*(a)	50,157	2,278,633
Pulmonx Corp.*	96,130	1,284,297
SI-BONE, Inc.*	123,441	2,399,693
Silk Road Medical, Inc.*	82,585	3,640,347
TransMedics Group, Inc.*	96,289	4,643,056
Treace Medical Concepts, Inc.*	163,361	3,999,077
Total		32,784,199

Hotels, Restaurants & Leisure 5.05%
Kura Sushi USA, Inc. Class A*	65,149	5,148,726
Monarch Casino & Resort, Inc.*	37,305	2,962,390
Sweetgreen, Inc. Class A*(a)	197,865	3,680,289
Total		11,791,405

Information Technology Services 1.44%
International Money Express, Inc.*	77,159	2,085,608
NerdWallet, Inc. Class A*(a)	109,740	1,288,347
Total		3,373,955

Interactive Media & Services 0.45%
ZipRecruiter, Inc. Class A*	62,791	1,053,005

Internet & Direct Marketing Retail 0.59%
Fiverr International Ltd. (Israel)*(b)	44,671	1,382,567

Leisure Products 0.80%
Bowlero Corp.*	128,050	1,864,408

Machinery 0.70%
Proto Labs, Inc.*	42,685	1,630,140
Investments	Shares	Fair Value
Metals & Mining 0.82%
Carpenter Technology Corp.	51,100	$1,911,140

Oil, Gas & Consumable Fuels 1.65%
Golar LNG Ltd.*	45,995	1,279,581
Talos Energy, Inc.*	121,178	2,578,668
Total		3,858,249

Personal Products 1.63%
elf Beauty, Inc.*	88,224	3,816,570

Pharmaceuticals 6.53%
Intra-Cellular Therapies, Inc.*	75,359	3,441,646
Pliant Therapeutics, Inc.*	158,235	3,935,304
Ventyx Biosciences, Inc.*	243,238	7,873,614
Total		15,250,564

Professional Services 4.75%
ICF International, Inc.	57,135	6,835,060
Remitly Global, Inc.*	214,327	2,490,480
Resources Connection, Inc.	97,148	1,774,894
Total		11,100,434

Semiconductors & Semiconductor Equipment 7.93%
CEVA, Inc.*	69,010	1,908,817
Impinj, Inc.*	66,500	7,622,895
indie Semiconductor, Inc. Class A*(a)	495,168	3,872,214
Rambus, Inc.*	169,791	5,120,896
Total		18,524,822

Software 6.70%
Agilysys, Inc.*	97,495	6,256,254
Arteris, Inc.*	239,124	1,324,747
AvidXchange Holdings, Inc.*	414,496	3,771,914
JFrog Ltd. (Israel)*(b)	169,465	4,304,411
Total		15,657,326

Specialty Retail 1.01%
Warby Parker, Inc. Class A*(a)	146,478	2,350,972

128	See Notes to Financial Statements.

Schedule of Investments (concluded)

MICRO CAP GROWTH FUND October 31, 2022

Investments	Shares	Fair Value
Technology Hardware, Storage & Peripherals 0.99%
Avid Technology, Inc.*	84,039	$2,310,232

Textiles, Apparel & Luxury Goods 1.07%
Oxford Industries, Inc.	24,497	2,492,080

Wireless Telecommunication Services 1.65%
Gogo, Inc.*	271,577	3,861,825
Total Common Stocks (cost $197,342,204)		229,912,749

	Principal Amount
SHORT-TERM INVESTMENTS 6.25%
Repurchase Agreements 1.29%
Repurchase Agreement dated 10/31/2022, 1.30% due 11/1/2022 with Fixed Income Clearing Corp. collateralized by $3,202,800 of U.S. Treasury Note at 2.00% due 4/30/2024; value: $3,083,195; proceeds: $3,022,842 (cost $3,022,733)	$3,022,733	$3,022,733
Investments	Shares	Fair Value
Money Market Funds 4.46%
Fidelity Government Portfolio(c) (cost $10,418,082)	10,418,082	$10,418,082

Time Deposits 0.50%
CitiBank N.A.(c) (cost $1,157,565)	1,157,565	1,157,565
Total Short-Term Investments (cost $14,598,380)		14,598,380
Total Investments in Securities 104.67% (cost $211,940,584)		244,511,129
Other Assets and Liabilities – Net (4.67)%		(10,910,601)
Net Assets 100.00%		$233,600,528

*	Non-income producing security.
(a)	All or a portion of these securities are temporarily on loan to unaffiliated broker/dealers.
(b)	Foreign security traded in U.S. dollars.
(c)	Security was purchased with the cash collateral from loaned securities.

The following is a summary of the inputs used as of October 31, 2022 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Common Stocks	$229,912,749	$–	$–	$229,912,749
Short-Term Investments
Repurchase Agreements	–	3,022,733	–	3,022,733
Money Market Funds	10,418,082	–	–	10,418,082
Time Deposits	–	1,157,565	–	1,157,565
Total	$240,330,831	$4,180,298	$–	$244,511,129

(1)	Refer to Note 2(l) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. When applicable each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

See Notes to Financial Statements.	129

Schedule of Investments

VALUE OPPORTUNITIES FUND October 31, 2022

Investments	Shares	Fair Value
LONG-TERM INVESTMENTS 96.83%
COMMON STOCKS 96.83%

Aerospace & Defense 1.78%
Curtiss-Wright Corp.	138,708	$23,279,364

Auto Components 1.31%
Gentherm, Inc.*	293,434	17,142,414

Banks 5.06%
East West Bancorp, Inc.	270,735	19,376,504
First BanCorp	1,741,309	27,495,269
Wintrust Financial Corp.	205,356	19,225,429
Total		66,097,202

Biotechnology 0.82%
Horizon Therapeutics plc*	171,391	10,681,087

Building Products 4.12%
Allegion plc (Ireland)(a)	201,387	21,099,316
Carlisle Cos., Inc.	63,788	15,232,574
Masonite International Corp.*	245,624	17,569,485
Total		53,901,375

Capital Markets 4.71%
Cboe Global Markets, Inc.	173,432	21,592,284
Moelis & Co. Class A	393,956	16,727,372
TPG, Inc.(b)	756,400	23,259,300
Total		61,578,956

Chemicals 3.38%
Avient Corp.	405,622	13,989,903
Axalta Coating Systems Ltd.*	412,858	9,627,848
Valvoline, Inc.	698,800	20,516,768
Total		44,134,519

Communications Equipment 1.36%
F5, Inc.*	124,635	17,811,588

Construction & Engineering 2.28%
EMCOR Group, Inc.	211,202	29,800,602
Investments	Shares	Fair Value
Construction Materials 1.01%
Eagle Materials, Inc.	108,339	$13,250,943

Containers & Packaging 1.71%
Avery Dennison Corp.	131,703	22,330,244

Electric: Utilities 3.08%
IDACORP, Inc.	190,882	19,985,345
Portland General Electric Co.	449,867	20,217,023
Total		40,202,368

Electronic Equipment, Instruments & Components 1.60%
Littelfuse, Inc.	94,840	20,888,510

Energy Equipment & Services 1.73%
NOV, Inc.	1,007,759	22,573,802

Equity Real Estate Investment Trusts 5.67%
American Homes 4 Rent Class A	543,113	17,347,029
First Industrial Realty Trust, Inc.	494,136	23,535,698
National Storage Affiliates Trust	438,894	18,723,218
Sunstone Hotel Investors, Inc.	1,303,600	14,535,140
Total		74,141,085

Food & Staples Retailing 2.37%
BJ’s Wholesale Club Holdings, Inc.*	400,793	31,021,378

Health Care Equipment & Supplies 3.98%
CONMED Corp.	181,200	14,447,076
Cooper Cos., Inc. (The)	49,012	13,399,390
STERIS plc	139,784	24,123,923
Total		51,970,389

Health Care Providers & Services 3.87%
Molina Healthcare, Inc.*	102,751	36,873,224
R1 RCM, Inc.*	775,439	13,694,253
Total		50,567,477

130	See Notes to Financial Statements.

Schedule of Investments (continued)

VALUE OPPORTUNITIES FUND October 31, 2022

Investments	Shares	Fair Value
Hotels, Restaurants & Leisure 5.95%
Caesars Entertainment, Inc.*	392,900	$17,181,517
Choice Hotels International, Inc.	185,333	24,063,637
Dave & Buster’s Entertainment, Inc.*	192,757	7,681,366
SeaWorld Entertainment, Inc.*	195,768	11,385,867
Texas Roadhouse, Inc.	176,140	17,429,053
Total		77,741,440

Household Products 0.87%
Reynolds Consumer Products, Inc.	373,400	11,403,636

Information Technology Services 1.00%
Euronet Worldwide, Inc.*	155,304	13,047,089

Insurance 7.21%
American Financial Group, Inc./OH	221,879	32,196,862
Assurant, Inc.	105,523	14,336,355
RenaissanceRe Holdings Ltd.	106,919	16,538,231
Selective Insurance Group, Inc.	213,050	20,895,944
Stewart Information Services Corp.	263,896	10,281,388
Total		94,248,780

Life Sciences Tools & Services 3.74%
Bio-Techne Corp.	54,737	16,216,384
Charles River Laboratories International, Inc.*	77,394	16,426,876
Repligen Corp.*	89,126	16,264,604
Total		48,907,864

Machinery 3.67%
Columbus McKinnon Corp.	611,067	17,427,631
Crane Holdings Co.	303,895	30,492,824
Total		47,920,455
Investments	Shares	Fair Value
Media 1.05%
Criteo SA ADR*	536,384	$13,677,792

Metals & Mining 0.99%
Reliance Steel & Aluminum Co.	64,529	13,001,303

Oil, Gas & Consumable Fuels 4.16%
Chesapeake Energy Corp.	357,538	36,565,411
Permian Resources Corp. Class A*	1,818,322	17,765,006
Total		54,330,417

Pharmaceuticals 1.29%
Organon & Co.	643,894	16,857,145

Professional Services 3.68%
Booz Allen Hamilton Holding Corp.	303,461	33,031,730
ICF International, Inc.	125,738	15,042,037
Total		48,073,767

Real Estate Management & Development 1.15%
Marcus & Millichap, Inc.	408,400	15,045,456

Road & Rail 1.49%
Saia, Inc.*	97,651	19,418,878

Semiconductors & Semiconductor Equipment 1.66%
Entegris, Inc.	274,059	21,743,841

Software 5.16%
Aspen Technology, Inc.*	50,516	12,197,088
CommVault Systems, Inc.*	379,580	23,112,626
Descartes Systems Group, Inc. (The) (Canada)*(a)	286,963	19,820,534
Paylocity Holding Corp.*	52,854	12,251,029
Total		67,381,277

Specialty Retail 0.68%
Burlington Stores, Inc.*	61,843	8,841,075

See Notes to Financial Statements.	131

Schedule of Investments (concluded)

VALUE OPPORTUNITIES FUND October 31, 2022

Investments	Shares	Fair Value
Textiles, Apparel & Luxury Goods 1.27%
Deckers Outdoor Corp.*	47,340	$16,565,686

Trading Companies & Distributors 1.97%
AerCap Holdings NV (Ireland)*(a)	481,797	25,732,778
Total Common Stocks (cost $1,147,608,205)		1,265,311,982

	Principal Amount
SHORT-TERM INVESTMENTS 3.24%

Repurchase Agreements 3.23%
Repurchase Agreement dated 10/31/2022, 1.30% due 11/1/2022 with Fixed Income Clearing Corp. collateralized by $44,154,600 of U.S. Treasury Note at 3.00% due 6/30/2024; value: $43,059,345; proceeds: $42,216,516 (cost $42,214,992)	$42,214,992	$42,214,992
Investments	Shares	Fair Value
Money Market Funds 0.01%
Fidelity Government Portfolio(c) (cost $179,438)	179,438	$179,438

Time Deposits 0.00%
CitiBank N.A.(c) (cost $19,938)	19,938	19,938
Total Short-Term Investments (cost $42,414,368)		42,414,368
Total Investments in Securities 100.07% (cost $1,190,022,573)		1,307,726,350
Other Assets and Liabilities – Net (0.07)%		(949,727)
Net Assets 100.00%		$1,306,776,623

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.
(b)	All or a portion of this security is temporarily on loan to unaffiliated broker/dealers.
(c)	Security was purchased with the cash collateral from loaned securities.

The following is a summary of the inputs used as of October 31, 2022 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Common Stocks	$1,265,311,982	$–	$–	$1,265,311,982
Short-Term Investments
Repurchase Agreements	–	42,214,992	–	42,214,992
Money Market Funds	179,438	–	–	179,438
Time Deposits	–	19,938	–	19,938
Total	$1,265,491,420	$42,234,930	$–	$1,307,726,350

(1)	Refer to Note 2(l) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. When applicable each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

132	See Notes to Financial Statements.

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Statements of Assets and Liabilities

October 31, 2022

	Alpha Strategy Fund	Focused Growth Fund	Focused Large Cap Value Fund
ASSETS:
Investments in securities, at cost	$468,314	$35,601,354	$18,641,397
Investments in Underlying Funds, at cost	721,051,447	–	–
Investments in securities, at fair value	$468,314	$33,810,067	$18,919,890
Investments in Underlying Funds, at value	655,836,968	–	–
Cash	–	–	–
Foreign cash, at value (cost $0, $0, $267,701, $1, $0 and $45,075, respectively)	–	–	246,683
Receivables:
Capital shares sold	568,783	170,021	51,885
Investment securities sold	351,759	–	448,170
From advisor (See Note 3)	19	16,627	12,993
Interest and dividends	17	3,453	143,350
Securities lending income receivable	–	–	358
Prepaid expenses and other assets	42,709	28,125	71,858
Total assets	657,268,569	34,028,293	19,895,187
LIABILITIES:
Payables:
Capital shares reacquired	988,535	124,979	3,909
Trustees’ fees	136,443	7,502	23,829
12b-1 distribution plan	100,679	5,492	6,155
Fund administration	21,284	1,120	4,495
Investment securities purchased	–	55,678	496,219
Management fee	–	18,193	66,308
Foreign currency overdraft (cost $0, $0, $0, $0, $40 and $0, respectively)	–	–	–
Accrued expenses	247,534	42,094	82,818
Total liabilities	1,494,475	255,058	683,733
NET ASSETS	$655,774,094	$33,773,235	$19,211,454
COMPOSITION OF NET ASSETS:
Paid-in capital	$715,036,255	$42,750,323	$19,463,887
Total distributable earnings (loss)	(59,262,161)	(8,977,088)	(252,433)
Net Assets	$655,774,094	$33,773,235	$19,211,454

134	See Notes to Financial Statements.

Focused Small Cap Value Fund	Fundamental Equity Fund	Global Equity Fund

$132,072,067	$1,698,597,533	$9,406,531
–	–	–
$133,256,792	$1,955,623,417	$8,928,384
–	–	–
68,758	1	–

1	–	41,832

106,769	330,689	217
1,136,985	1,922,464	129,529
2,437	–	38,603
–	2,632,351	8,529
–	–	–
35,927	64,744	19,229
134,607,669	1,960,573,666	9,166,323

290,659	1,348,539	8,244
19,728	523,943	874
8,004	241,401	1,559
4,390	60,401	298
–	2,227,121	138,882
87,793	835,703	3,347

–	35	–
46,369	514,070	59,811
456,943	5,751,213	213,015
$134,150,726	$1,954,822,453	$8,953,308

$128,983,382	$1,609,466,123	$9,567,880
5,167,344	345,356,330	(614,572)
$134,150,726	$1,954,822,453	$8,953,308

See Notes to Financial Statements.	135

Statements of Assets and Liabilities (continued)

October 31, 2022

	Alpha Strategy Fund	Focused Growth Fund	Focused Large Cap Value Fund
Net assets by class:
Class A Shares	$420,589,012	$14,420,497	$11,465,533
Class C Shares	$30,206,311	$2,288,783	$4,636,532
Class F Shares	$27,275,424	$7,020,620	$1,404,527
Class F3 Shares	$50,045,558	$667,326	$12,698
Class I Shares	$101,366,382	$4,595,419	$243,337
Class P Shares	$–	$–	$–
Class R2 Shares	$928,082	$–	$–
Class R3 Shares	$17,365,919	$13,922	$83,942
Class R4 Shares	$3,859,336	$13,164	$9,110
Class R5 Shares	$375,916	$13,307	$9,145
Class R6 Shares	$3,762,154	$4,740,197	$1,346,630
Outstanding shares by class (unlimited number of authorized shares of beneficial interest):
Class A Shares	19,272,802	730,601	844,281
Class C Shares	1,819,268	119,727	343,769
Class F Shares	1,235,010	351,682	101,966
Class F3 Shares	2,192,202	33,333	931
Class I Shares	4,463,004	230,184	17,849
Class P Shares	–	–	–
Class R2 Shares	44,927	–	–
Class R3 Shares	833,038	713	6,191
Class R4 Shares	177,368	667	670
Class R5 Shares	16,547	667	671
Class R6 Shares	164,742	236,764	98,639
Net Asset Value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$21.82	$19.74	$13.58
Class A Shares-Maximum offering price (Net asset value plus sales charge of 5.75%)	$23.15	$20.94	$14.41
Class C Shares-Net asset value	$16.60	$19.12	$13.49
Class F Shares-Net asset value	$22.09	$19.96	$13.77
Class F3 Shares-Net asset value*	$22.83	$20.02	$13.64
Class I Shares-Net asset value	$22.71	$19.96	$13.63
Class P Shares-Net asset value	$ –	$ –	$ –
Class R2 Shares-Net asset value	$20.66	$ –	$ –
Class R3 Shares-Net asset value	$20.85	$19.53	$13.56
Class R4 Shares-Net asset value*	$21.76	$19.75	$13.59
Class R5 Shares-Net asset value*	$22.72	$19.96	$13.63
Class R6 Shares-Net asset value	$22.84	$20.02	$13.65

*	Net asset value may not recalculate due to rounding of fractional shares.

136	See Notes to Financial Statements.

Focused Small Cap Value Fund	Fundamental Equity Fund	Global Equity Fund

$16,026,205	$1,186,259,033	$4,235,556
$3,624,004	$38,197,018	$391,856
$21,682,540	$69,775,285	$1,277,016
$11,244	$18,158,951	$12,576
$82,062,072	$561,348,657	$1,084,682
$–	$4,074,466	$–
$–	$2,114,397	$–
$–	$63,110,299	$506,201
$–	$2,968,891	$513,588
$272,362	$776,158	$12,906
$10,472,299	$8,039,298	$918,927

668,657	95,388,374	372,531
142,876	3,584,885	34,937
828,536	5,689,368	112,073
429	1,435,043	1,102
3,139,248	44,721,063	95,110
–	336,276	–
–	175,045	–
–	5,202,253	44,970
–	240,101	45,174
10,417	61,793	1,132
399,650	634,896	80,502

$23.97	$12.44	$11.37

$25.43	$13.20	$12.06
$25.36	$10.66	$11.22
$26.17	$12.26	$11.39
$26.20	$12.65	$11.41
$26.14	$12.55	$11.40
$ –	$12.12	$ –
$ –	$12.08	$ –
$ –	$12.13	$11.26
$ –	$12.37	$11.37
$26.15	$12.56	$11.40
$26.20	$12.66	$11.41

See Notes to Financial Statements.	137

Statements of Assets and Liabilities (continued)

October 31, 2022

	Growth Leaders Fund	Health Care Fund	International Equity Fund
ASSETS:
Investments in securities, at cost	$5,796,149,261	$5,795,319	$288,649,676
Investments in securities, at fair value including $0, $75,730, $0, $138,454, $0 $11,172,648 and $196,185, respectively, of securities loaned	$5,585,668,592	$6,493,951	$275,098,185
Cash	–	–	–
Foreign cash, at value (cost $0, $0, $4,485,534, $11,866,560, $10,894,848, $0 and $0, respectively)	–	–	4,410,102
Receivables:
Capital shares sold	8,132,290	1,398	52,250
Interest and dividends	485,685	3,625	897,527
From advisor (See Note 3)	67,476	15,712	42,073
Investment securities sold	–	–	1,398,179
Securities lending income receivable	–	43	–
Prepaid expenses and other assets	57,156	54,494	31,746
Total assets	5,594,411,199	6,569,223	281,930,062
LIABILITIES:
Payables:
Investment securities purchased	13,352,552	–	1,122,328
Capital shares reacquired	8,481,732	–	83,118
Management fee	2,428,010	3,240	162,988
12b-1 distribution plan	863,289	1,174	33,674
Trustees’ fees	492,682	3,073	96,769
To bank	290,014	–	–
Fund administration	187,446	209	9,314
Payable for collateral due to broker for securities lending	–	77,926	–
IRS compliance fee for foreign withholding tax claims (See Note 17)	–	–	684,970
Foreign capital gains taxes deferred	–	–	35,012
Foreign currency overdraft (cost $0, $35, $0, $0, $0, $0 and $0, respectively)	–	35	–
Accrued expenses and other liabilities	1,481,384	47,854	231,583
Total liabilities	27,577,109	133,511	2,459,756
NET ASSETS	$5,566,834,090	$6,435,712	$279,470,306
COMPOSITION OF NET ASSETS:
Paid-in capital	$6,787,208,178	$6,521,759	$294,618,765
Total distributable earnings (loss)	(1,220,374,088)	(86,047)	(15,148,459)
Net Assets	$5,566,834,090	$6,435,712	$279,470,306

138	See Notes to Financial Statements.

International Opportunities Fund	International Value Fund	Micro Cap Growth Fund	Value Opportunities Fund

$364,850,204	$373,624,531	$211,940,584	$1,190,022,573

$299,454,441	$333,490,324	$244,511,129	$1,307,726,350
34	–	228	–

11,158,633	10,814,518	–	–

61,830	298,990	369,317	707,587
889,882	2,001,572	10,329	109,818
–	74,604	3,361	–
797,750	3,215,154	1,101,698	3,404,448
458	–	16,961	153
63,688	18,308	16,226	76,421
312,426,716	349,913,470	246,029,249	1,312,024,777

667,775	953,959	29,952	1,048,845
382,895	392,895	495,440	2,255,163
191,844	198,365	169,627	791,291
19,398	42,087	16,272	134,680
76,803	142,907	23,941	333,657
–	102,170	–	–
10,232	11,335	7,539	42,790

145,950	–	11,575,647	199,376

–	3,524,977	–	–
136,684	–	–	–

–	–	–	–
194,546	269,004	110,303	442,352
1,826,127	5,637,699	12,428,721	5,248,154
$310,600,589	$344,275,771	$233,600,528	$1,306,776,623

$406,602,668	$812,553,715	$276,555,067	$1,086,598,123
(96,002,079)	(468,277,944)	(42,954,539)	220,178,500
$310,600,589	$344,275,771	$233,600,528	$1,306,776,623

See Notes to Financial Statements.	139

Statements of Assets and Liabilities (concluded)

October 31, 2022

	Growth Leaders Fund	Health Care Fund	International Equity Fund
Net assets by class:
Class A Shares	$1,569,330,171	$3,176,783	$131,096,846
Class C Shares	$543,043,300	$607,034	$4,161,259
Class F Shares	$775,268,838	$372,917	$7,985,509
Class F3 Shares	$430,492,011	$31,463	$5,986,597
Class I Shares	$2,087,818,270	$15,235	$121,925,589
Class P Shares	$–	$–	$9,323
Class R2 Shares	$2,154,950	$–	$143,378
Class R3 Shares	$13,621,267	$11,276	$4,202,659
Class R4 Shares	$10,901,262	$11,379	$1,306,034
Class R5 Shares	$9,706,498	$11,477	$13,980
Class R6 Shares	$124,497,523	$2,198,148	$2,639,132
Outstanding shares by class (unlimited number of authorized shares of beneficial interest):
Class A Shares	59,327,759	186,079	11,292,857
Class C Shares	23,733,010	36,539	360,768
Class F Shares	28,271,931	21,656	690,322
Class F3 Shares	15,434,653	1,826	507,390
Class I Shares	75,459,803	885	10,358,953
Class P Shares	–	–	802
Class R2 Shares	84,500	–	12,344
Class R3 Shares	534,007	667	368,509
Class R4 Shares	411,929	667	113,121
Class R5 Shares	350,622	667	1,196
Class R6 Shares	4,463,800	127,493	223,820
Net Asset Value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$26.45	$17.07	$11.61
Class A Shares-Maximum offering price (Net asset value plus sales charge of 5.75%)	$28.06	$18.11	$12.32
Class C Shares-Net asset value	$22.88	$16.61	$11.53
Class F Shares-Net asset value	$27.42	$17.22	$11.57
Class F3 Shares-Net asset value	$27.89	$17.23	$11.80
Class I Shares-Net asset value	$27.67	$17.21	$11.77
Class P Shares-Net asset value*	$ –	$ –	$11.63
Class R2 Shares-Net asset value	$25.50	$ –	$11.62
Class R3 Shares-Net asset value	$25.51	$16.91	$11.40
Class R4 Shares-Net asset value*	$26.46	$17.07	$11.55
Class R5 Shares-Net asset value	$27.68	$17.21	$11.69
Class R6 Shares-Net asset value	$27.89	$17.24	$11.79

*	Net asset value may not recalculate due to rounding of fractional shares.

140	See Notes to Financial Statements.

International Opportunities Fund	International Value Fund	Micro Cap Growth Fund	Value Opportunities Fund

$84,504,539	$181,412,014	$36,106,640	$633,569,678
$7,226,448	$5,037,143	$6,827,431	$45,211,254
$13,570,258	$9,803,236	$41,544,815	$76,594,058
$25,731,730	$22,938,186	$–	$194,437,062
$153,654,921	$117,541,756	$149,121,642	$246,039,931
$112,691	$–	$–	$12,662,906
$1,912,781	$44,458	$–	$4,432,953
$4,128,947	$6,002,917	$–	$31,103,805
$1,934,630	$108,713	$–	$29,340,552
$1,877,433	$13,708	$–	$1,246,766
$15,946,211	$1,373,640	$–	$32,137,658

5,710,976	29,557,819	2,604,339	37,457,129
533,838	826,803	408,899	3,288,140
925,074	1,586,753	2,434,000	4,388,598
1,669,884	3,705,815	–	10,735,360
10,038,049	18,979,496	8,736,943	13,724,941
7,424	–	–	773,212
132,122	7,052	–	280,894
285,321	965,748	–	1,931,670
131,391	17,755	–	1,737,264
122,705	2,224	–	69,494
1,034,787	221,919	–	1,776,019

$14.80	$6.14	$13.86	$16.91

$15.70	$6.51	$14.71	$17.94
$13.54	$6.09	$16.70	$13.75
$14.67	$6.18	$17.07	$17.45
$15.41	$6.19	$ –	$18.11
$15.31	$6.19	$17.07	$17.93
$15.18	$ –	$ –	$16.38
$14.48	$6.30	$ –	$15.78
$14.47	$6.22	$ –	$16.10
$14.72	$6.12	$ –	$16.89
$15.30	$6.16	$ –	$17.94
$15.41	$6.19	$ –	$18.10

See Notes to Financial Statements.	141

Statements of Operations

For the Year Ended October 31, 2022

	Alpha Strategy Fund	Focused Growth Fund	Focused Large Cap Value Fund
Investment income:
Dividends (net of foreign withholding taxes of $0, $0, $63,774, $37,396, $137,365 and $8,087, respectively)	$5,184,040	$134,353	$11,567,367
Securities lending net income	–	–	1,523
Interest and other	1,701	4,871	16,708
Interest earned from Interfund Lending (See Note 11)	–	–	161
Total investment income	5,185,741	139,224	11,585,759
Expenses:
Management fee	738,784	270,866	3,154,540
12b-1 distribution plan–Class A	1,164,175	39,906	26,813
12b-1 distribution plan–Class C	409,356	25,776	49,056
12b-1 distribution plan–Class F	81,274	12,666	1,740
12b-1 distribution plan–Class P	–	–	–
12b-1 distribution plan–Class R2	6,218	–	–
12b-1 distribution plan–Class R3	102,626	84	275
12b-1 distribution plan–Class R4	10,264	40	25
Shareholder servicing	730,052	51,000	20,343
Fund administration	295,514	16,669	213,867
Registration	151,112	117,097	124,751
Reports to shareholders	55,688	4,732	7,518
Professional	54,920	42,734	52,854
Trustees’ fees	16,063	911	12,162
Custody	12,862	7,230	10,384
Other	18,954	16,074	100,477
Gross expenses	3,847,862	605,785	3,774,805
Expense reductions (See Note 9)	(4,687)	(231)	(140)
Fees waived and expenses reimbursed (See Note 3)	(751,646)	(210,838)	(25,060)
Net expenses	3,091,529	394,716	3,749,605
Net investment income (loss)	2,094,212	(255,492)	7,836,154
Net realized and unrealized gain (loss):
Capital gain distributions received from Underlying Funds	63,676,165	–	–
Net realized gain (loss) on Investment in Underlying Funds	(6,375,349)	–	–
Net realized gain (loss) on investments	–	(6,905,171)	34,673,952
Net realized gain (loss) on futures contracts	–	–	–
Net realized gain (loss) on foreign currency related transactions	–	–	12,619
Net change in unrealized appreciation/depreciation in Underlying Funds	(272,105,734)	–	–
Net change in unrealized appreciation/depreciation on investments	–	(13,228,715)	(113,009,131)

142	See Notes to Financial Statements.

Focused Small Cap Value Fund	Fundamental Equity Fund	Global Equity Fund

$2,496,231	$39,810,616	$170,668
30,158	255	–
5,959	154,866	1,032
–	2,073	–
2,532,348	39,967,810	171,700

1,402,249	10,219,959	46,356
46,632	3,177,103	11,357
43,455	455,929	6,511
44,837	108,666	1,700
–	19,836	–
–	14,119	–
–	361,900	3,136
–	7,203	769
114,370	1,699,542	15,335
70,112	741,597	4,121
109,322	159,382	116,486
12,058	86,225	1,072
44,483	77,357	83,977
3,885	38,590	478
2,271	43,504	47,387
40,577	92,982	8,355
1,934,251	17,303,894	347,040
(486)	(11,144)	(66)
(47,795)	(43,504)	(257,151)
1,885,970	17,249,246	89,823
646,378	22,718,564	81,877

–	–	–

–	–	–
5,413,556	89,659,966	(120,056)
–	–	(6,658)

(9,625)	(1,711)	(2,720)

–	–	–

(31,562,664)	(228,849,383)	(2,368,022)

See Notes to Financial Statements.	143

Statements of Operations (continued)

For the Year Ended October 31, 2022

	Alpha Strategy Fund	Focused Growth Fund	Focused Large Cap Value Fund
Net realized and unrealized gain (loss):
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	–	–	(23,429)
Net realized and unrealized gain (loss)	(214,804,918)	(20,133,886)	(78,345,989)
Net Decrease in Net Assets Resulting From Operations	$(212,710,706)	$(20,389,378)	$(70,509,835)

144	See Notes to Financial Statements.

Focused Small Cap Value Fund	Fundamental Equity Fund	Global Equity Fund

–	(13,762)	(3,652)
(26,158,733)	(139,204,890)	(2,501,108)

$(25,512,355)	$(116,486,326)	$(2,419,231)

See Notes to Financial Statements.	145

Statements of Operations (continued)

For the Year Ended October 31, 2022

	Growth Leaders Fund	Health Care Fund	International Equity Fund
Investment income:
Dividends (net of foreign withholding taxes of $103,687, $2,838, $951,221, $776,006, $2,090,029 and $4,565, respectively)	$30,240,855	$49,883	$11,073,357
Securities lending net income	1,804	713	71,862
Interest and other	627,682	980	40,726
Interest earned from Interfund Lending (See Note 11)	2,405	–	651
IRS compliance fee for foreign withholding tax claims (See Note 17)	–	–	(684,970)
Total investment income	30,872,746	51,576	10,501,626
Expenses:
Management fee	37,806,132	41,698	2,408,065
12b-1 distribution plan–Class A	4,991,373	8,047	401,180
12b-1 distribution plan–Class C	7,697,636	6,580	59,933
12b-1 distribution plan–Class F	2,334,252	493	14,148
12b-1 distribution plan–Class P	–	–	49
12b-1 distribution plan–Class R2	16,069	–	963
12b-1 distribution plan–Class R3	87,182	58	25,348
12b-1 distribution plan–Class R4	34,006	29	3,686
Shareholder servicing	5,707,418	8,042	340,228
Fund administration	2,944,491	2,690	137,604
Reports to shareholders	617,016	3,264	35,089
Registration	488,500	115,988	141,926
Trustees’ fees	165,942	476	7,522
Professional	150,234	47,860	65,579
Custody	110,628	24,101	69,777
Interest paid from Interfund Lending (See Note 11)	–	–	–
Other	140,649	10,982	125,060
Gross expenses	63,291,528	270,308	3,836,157
Expense reductions (See Note 9)	(41,435)	(33)	(1,285)
Fees waived and expenses reimbursed (See Note 3)	(2,444,879)	(205,455)	(269,048)
Net expenses	60,805,214	64,820	3,565,824
Net investment income (loss)	(29,932,468)	(13,244)	6,935,802
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments	(974,635,511)	(757,851)	(4,473,370)
Net realized gain (loss) on swap contracts	–	–	–
Net realized gain (loss) on foreign currency related transactions	–	(76)	(162,312)
Net change in unrealized appreciation/depreciation on investments	(2,765,796,307)	(525,640)	(103,448,996)
Net change in unrealized appreciation/depreciation on deferred foreign capital gains taxes	–	–	(35,012)
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	–	(298)	(163,002)
Net realized and unrealized gain (loss)	(3,740,431,818)	(1,283,865)	(108,282,692)
Net Decrease in Net Assets Resulting From Operations	$(3,770,364,286)	$(1,297,109)	$(101,346,890)

146	See Notes to Financial Statements.

International Opportunities Fund	International Value Fund	Micro Cap Growth Fund

$8,748,540	$29,817,059	$881,527
22,496	214,647	439,462
37,508	18,887	15,733
823	1,089	–

–	(3,524,977)	–
8,809,367	26,526,705	1,336,722

2,862,512	3,785,917	2,470,470
268,092	545,515	105,089
105,580	80,272	89,150
33,831	19,011	89,793
573	–	–
13,569	230	–
26,652	34,432	–
5,794	364	–
297,802	402,221	271,104
152,667	216,338	109,799
33,599	39,553	71,018
139,685	130,244	98,292
8,339	11,846	6,315
85,751	108,877	52,816
141,546	75,372	18,107
–	1,561	–
68,235	180,846	61,554
4,244,227	5,632,599	3,443,507
(1,235)	(1,868)	(1,283)
(141,546)	(402,145)	(107,900)
4,101,446	5,228,586	3,334,324
4,707,921	21,298,119	(1,997,602)

(17,374,234)	(22,441,877)	(60,372,383)
1,418,165	–	–

(783,381)	(1,447,682)	–

(118,034,607)	(110,058,135)	(46,542,882)

337,044	–	–

(778,680)	(261,558)	–
(135,215,693)	(134,209,252)	(106,915,265)

$(130,507,772)	$(112,911,133)	$(108,912,867)

See Notes to Financial Statements.	147

Statements of Operations (concluded)

For the Year Ended October 31, 2022

Value Opportunities Fund
Investment income:
Dividends (net of foreign withholding taxes of $76,445)	$26,114,435
Securities lending net income	10,535
Interest and other	74,890
Interest earned from Interfund Lending (See Note 11)	2,224
Total investment income	26,202,084
Expenses:
Management fee	11,391,731
12b-1 distribution plan–Class A	1,828,141
12b-1 distribution plan–Class C	585,100
12b-1 distribution plan–Class F	130,910
12b-1 distribution plan–Class P	65,956
12b-1 distribution plan–Class R2	30,834
12b-1 distribution plan–Class R3	180,466
12b-1 distribution plan–Class R4	86,678
Shareholder servicing	1,383,668
Fund administration	622,392
Reports to shareholders	138,717
Registration	161,519
Trustees’ fees	34,073
Professional	69,369
Other	90,027
Gross expenses	16,799,581
Expense reductions (See Note 9)	(7,583)
Net expenses	16,791,998
Net investment income	9,410,086
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments	120,080,030
Net change in unrealized appreciation/depreciation on investments	(470,006,406)
Net realized and unrealized gain (loss)	(349,926,376)
Net Decrease in Net Assets Resulting From Operations	$(340,516,290)

148	See Notes to Financial Statements.

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Statements of Changes in Net Assets

	Alpha Strategy Fund
	For the	For the
	Year Ended	Year Ended
INCREASE (DECREASE) IN NET ASSETS	October 31, 2022	October 31, 2021
Operations:
Net investment income (loss)	$2,094,212	$(511,845)
Capital gain distributions received from Underlying Funds	63,676,165	35,492,244
Net realized gain (loss) on investments in Underlying Funds	(6,375,349)	6,759,279
Net realized gain (loss) on investments	–	–
Net change in unrealized appreciation/depreciation on investments in Underlying Funds	(272,105,734)	252,436,410
Net change in unrealized appreciation/depreciation on investments	–	–
Net increase (decrease) in net assets resulting from operations	(212,710,706)	294,176,088
Distributions to shareholders:
Class A	(27,355,292)	(36,326,702)
Class C	(3,117,383)	(5,578,728)
Class F	(7,349,675)	(10,913,306)
Class F3	(2,959,332)	(3,009,774)
Class I	(2,175,051)	(2,587,002)
Class R2	(58,000)	(133,961)
Class R3	(1,260,398)	(1,901,142)
Class R4	(228,467)	(331,944)
Class R5	(26,825)	(58,163)
Class R6	(274,765)	(349,071)
Total distributions to shareholders	(44,805,188)	(61,189,793)
Capital share transactions (Net of share conversions) (See Note 16):
Net proceeds from sales of shares	192,165,716	114,712,744
Reinvestment of distributions	38,027,618	51,990,922
Cost of shares reacquired	(197,529,081)	(186,625,910)
Net increase (decrease) in net assets resulting from capital share transactions	32,664,253	(19,922,244)
Net increase (decrease) in net assets	(224,851,641)	213,064,051
NET ASSETS:
Beginning of year	$880,625,735	$667,561,684
End of year	$655,774,094	$880,625,735

150	See Notes to Financial Statements.

Focused Growth Fund
For the	For the
Year Ended	Year Ended
October 31, 2022	October 31, 2021

$(255,492)	$(340,642)
–	–
–	–
(6,905,171)	9,218,038

–	–

(13,228,715)	5,660,302

(20,389,378)	14,537,698

(2,567,142)	(886,905)
(378,405)	(133,700)
(2,509,277)	(439,125)
(162,364)	(62,060)
(757,292)	(191,131)
–	–
(3,252)	(1,241)
(3,247)	(1,241)
(3,247)	(1,241)
(849,495)	(288,328)
(7,233,721)	(2,004,972)

22,040,099	28,587,805
6,168,589	1,631,744
(19,130,869)	(18,655,061)

9,077,819	11,564,488
(18,545,280)	24,097,214

$52,318,515	$28,221,301
$33,773,235	$52,318,515

See Notes to Financial Statements.	151

Statements of Changes in Net Assets (continued)

	Focused Large Cap Value Fund
	For the	For the
	Year Ended	Year Ended
INCREASE (DECREASE) IN NET ASSETS	October 31, 2022	October 31, 2021
Operations:
Net investment income	$7,836,154	$13,861,610
Net realized gain (loss) on investments and foreign currency related transactions	34,686,571	183,466,341
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(113,032,560)	87,931,950
Net increase (decrease) in net assets resulting from operations	(70,509,835)	285,259,901
Distributions to shareholders:
Class A	(1,832,383)	(60,321)
Class C	(824,722)	(5,688)
Class F	(516,992)	(2,739)
Class F3	(4,009)	(930)
Class I	(148,160,810)	(38,796,164)
Class R3	(2,986)	(631)
Class R4	(2,856)	(647)
Class R5	(2,890)	(670)
Class R6	(337,911)	(43,348)
Total distributions to shareholders	(151,685,559)	(38,911,138)
Capital share transactions (Net of share conversions) (See Note 16):
Net proceeds from sales of shares	170,411,753	265,974,611
Reinvestment of distributions	151,312,207	38,863,410
Cost of shares reacquired	(752,521,176)	(308,115,579)
Net increase (decrease) in net assets resulting from capital share transactions	(430,797,216)	(3,277,558)
Net increase (decrease) in net assets	(652,992,610)	243,071,205
NET ASSETS:
Beginning of year	$672,204,064	$429,132,859
End of year	$19,211,454	$672,204,064

152	See Notes to Financial Statements.

Focused Small Cap Value Fund
For the	For the
Year Ended	Year Ended
October 31, 2022	October 31, 2021

$646,378	$511,404

5,403,931	31,178,468

(31,562,664)	34,938,865

(25,512,355)	66,628,737

(2,071,369)	(28,973)
(483,303)	(754)
(6,300,491)	(30,291)
(1,386)	(106)
(11,419,770)	(812,033)
–	–
–	–
(1,624)	(106)
(1,155,908)	(22,082)
(21,433,851)	(894,345)

46,385,727	212,502,734
20,522,709	837,976
(107,014,170)	(133,436,361)

(40,105,734)	79,904,349
(87,051,940)	145,638,741

$221,202,666	$75,563,925
$134,150,726	$221,202,666

See Notes to Financial Statements.	153

Statements of Changes in Net Assets (continued)

	Fundamental Equity Fund
	For the	For the
	Year Ended	Year Ended
INCREASE (DECREASE) IN NET ASSETS	October 31, 2022	October 31, 2021
Operations:
Net investment income	$22,718,564	$20,240,628
Net realized gain (loss) on investments, futures contracts and foreign currency related transactions	89,658,255	336,311,607
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(228,863,145)	319,334,313
Net increase (decrease) in net assets resulting from operations	(116,486,326)	675,886,548
Distributions to shareholders:
Class A	(157,233,440)	(21,213,472)
Class C	(6,813,219)	(572,357)
Class F	(17,023,016)	(2,559,816)
Class F3	(2,276,471)	(344,061)
Class I	(32,556,487)	(5,925,825)
Class P	(544,609)	(66,114)
Class R2	(371,250)	(52,157)
Class R3	(9,674,156)	(1,331,556)
Class R4	(341,292)	(42,824)
Class R5	(114,175)	(20,468)
Class R6	(1,880,761)	(254,289)
Total distributions to shareholders	(228,828,876)	(32,382,939)
Capital share transactions (Net of share conversions) (See Note 16):
Net proceeds from sales of shares	451,921,007	115,386,860
Reinvestment of distributions	220,273,728	31,120,384
Cost of shares reacquired	(372,423,836)	(409,122,438)
Net increase (decrease) in net assets resulting from capital share transactions	299,770,899	(262,615,194)
Net increase (decrease) in net assets	(45,544,303)	380,888,415
NET ASSETS:
Beginning of year	$2,000,366,756	$1,619,478,341
End of year	$1,954,822,453	$2,000,366,756

154	See Notes to Financial Statements.

Global Equity Fund
For the	For the
Year Ended	Year Ended
October 31, 2022	October 31, 2021

$81,877	$90,683

(129,434)	1,628,853

(2,371,674)	1,065,019

(2,419,231)	2,784,555

(706,818)	(145,688)
(110,829)	(25,807)
(299,857)	(81,627)
(2,578)	(806)
(256,979)	(80,420)
–	–
–	–
(64,811)	(11,511)
(2,575)	(781)
(2,638)	(820)
(179,196)	(36,540)
(1,626,281)	(384,000)

2,624,771	2,858,607
906,874	198,859
(2,098,737)	(813,973)

1,432,908	2,243,493
(2,612,604)	4,644,048

$11,565,912	$6,921,864
$8,953,308	$11,565,912

See Notes to Financial Statements.	155

Statements of Changes in Net Assets (continued)

	Growth Leaders Fund
	For the	For the
	Year Ended	Year Ended
INCREASE (DECREASE) IN NET ASSETS	October 31, 2022	October 31, 2021
Operations:
Net investment loss	$(29,932,468)	$(48,494,763)
Net realized gain (loss) on investments and foreign currency related transactions	(974,635,511)	2,288,838,895
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(2,765,796,307)	474,533,430
Net increase (decrease) in net assets resulting from operations	(3,770,364,286)	2,714,877,562
Distributions to shareholders:
Class A	(516,166,233)	(188,612,920)
Class C	(240,453,284)	(102,803,513)
Class F	(799,350,013)	(291,014,340)
Class F3	(128,196,756)	(28,723,116)
Class I	(234,268,629)	(97,566,085)
Class R2	(636,674)	(159,823)
Class R3	(4,314,020)	(2,024,661)
Class R4	(3,353,679)	(1,271,829)
Class R5	(3,558,947)	(1,359,076)
Class R6	(33,119,570)	(6,678,295)
Total distributions to shareholders	(1,963,417,805)	(720,213,658)
Capital share transactions (Net of share conversions) (See Note 16):
Net proceeds from sales of shares	4,067,529,922	3,457,707,398
Reinvestment of distributions	1,824,521,076	665,061,830
Cost of shares reacquired	(5,003,566,690)	(2,657,088,235)
Net increase in net assets resulting from capital share transactions	888,484,308	1,465,680,993
Net increase (decrease) in net assets	(4,845,297,783)	3,460,344,897
NET ASSETS:
Beginning of year	$10,412,131,873	$6,951,786,976
End of year	$5,566,834,090	$10,412,131,873

156	See Notes to Financial Statements.

Health Care Fund
For the	For the
Year Ended	Year Ended
October 31, 2022	October 31, 2021

$(13,244)	$(30,281)

(757,927)	616,318

(525,938)	796,283

(1,297,109)	1,382,320

(237,866)	(273,120)
(54,449)	(58,883)
(39,168)	(13,072)
(2,688)	(4,262)
(1,304)	(2,047)
–	–
(982)	(1,541)
(981)	(1,541)
(982)	(1,546)
(190,161)	(145,457)
(528,581)	(501,469)

1,681,977	4,699,933
321,307	299,070
(1,577,022)	(1,782,577)

426,262	3,216,426
(1,399,428)	4,097,277

$7,835,140	$3,737,863
$6,435,712	$7,835,140

See Notes to Financial Statements.	157

Statements of Changes in Net Assets (continued)

	International Equity Fund
	For the	For the
	Year Ended	Year Ended
INCREASE (DECREASE) IN NET ASSETS	October 31, 2022	October 31, 2021
Operations:
Net investment income	$6,935,802	$4,590,655
Net realized gain (loss) on investments, swaps and foreign currency related transactions	(4,635,682)	75,289,639
Net change in unrealized appreciation/depreciation on investments, deferred foreign capital gains taxes and translation of assets and liabilities denominated in foreign currencies	(103,647,010)	35,362,678
Net increase (decrease) in net assets resulting from operations	(101,346,890)	115,242,972
Distributions to shareholders:
Class A	(21,399,286)	(1,991,486)
Class C	(782,187)	(19,196)
Class F	(2,865,403)	(147,298)
Class F3	(693,860)	(69,008)
Class I	(19,096,185)	(2,805,314)
Class P	(1,376)	(278)
Class R2	(19,394)	(914)
Class R3	(673,002)	(51,482)
Class R4	(180,612)	(15,302)
Class R5	(7,581)	(1,028)
Class R6	(468,664)	(34,250)
Total distributions to shareholders	(46,187,550)	(5,135,556)
Capital share transactions (Net of share conversions) (See Note 16):
Net proceeds from sales of shares	20,362,935	33,002,179
Reinvestment of distributions	45,341,230	5,052,206
Cost of shares reacquired	(53,132,557)	(98,186,274)
Net increase (decrease) in net assets resulting from capital share transactions	12,571,608	(60,131,889)
Net increase (decrease) in net assets	(134,962,832)	49,975,527
NET ASSETS:
Beginning of year	$414,433,138	$364,457,611
End of year	$279,470,306	$414,433,138

158	See Notes to Financial Statements.

International Opportunities Fund
For the	For the
Year Ended	Year Ended
October 31, 2022	October 31, 2021

$4,707,921	$5,084,769

(16,739,450)	92,262,626

(118,476,243)	39,062,330

(130,507,772)	136,409,725

(2,906,967)	–
(232,215)	–
(1,303,487)	–
(751,094)	–
(4,671,896)	–
(2,745)	–
(49,120)	–
(110,011)	–
(62,902)	–
(79,058)	–
(586,175)	–
(10,755,670)	–

64,502,823	71,129,338
10,359,870	–
(86,947,035)	(130,656,497)

(12,084,342)	(59,527,159)
(153,347,784)	76,882,566

$463,948,373	$387,065,807
$310,600,589	$463,948,373

See Notes to Financial Statements.	159

Statements of Changes in Net Assets (continued)

	International Value Fund
	For the	For the
	Year Ended	Year Ended
INCREASE (DECREASE) IN NET ASSETS	October 31, 2022	October 31, 2021
Operations:
Net investment income (loss)	$21,298,119	$17,777,227
Net realized gain (loss) on investments, forward foreign currency exchange contracts and foreign currency related transactions	(23,889,559)	63,007,688
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(110,319,693)	78,100,054
Net increase (decrease) in net assets resulting from operations	(112,911,133)	158,884,969
Distributions to shareholders:
Class A	(9,846,255)	(6,652,226)
Class C	(290,372)	(267,647)
Class F	(853,274)	(863,813)
Class F3	(1,177,508)	(718,721)
Class I	(12,554,506)	(9,028,337)
Class R2	(1,692)	(591)
Class R3	(288,403)	(165,652)
Class R4	(6,611)	(3,223)
Class R5	(602)	(411)
Class R6	(74,661)	(40,348)
Total distributions to shareholders	(25,093,884)	(17,740,969)
Capital share transactions (Net of share conversions) (See Note 16):
Net proceeds from sales of shares	53,131,933	145,056,895
Reinvestment of distributions	24,633,484	17,417,073
Cost of shares reacquired	(246,207,849)	(98,246,005)
Net increase (decrease) in net assets resulting from capital share transactions	(168,442,432)	64,227,963
Net increase (decrease) in net assets	(306,447,449)	205,371,963
NET ASSETS:
Beginning of year	$650,723,220	$445,351,257
End of year	$344,275,771	$650,723,220

160	See Notes to Financial Statements.

Micro Cap Growth Fund
For the	For the
Year Ended	Year Ended
October 31, 2022	October 31, 2021

$(1,997,602)	$(3,963,904)

(60,372,383)	(8,607,312)

(46,542,882)	45,629,143

(108,912,867)	33,057,927

–	(3,732,335)
–	(305,530)
–	(3,797,520)
–	–
–	(22,252,242)
–	–
–	–
–	–
–	–
–	–
–	(30,087,627)

74,876,590	422,163,379
–	24,252,834
(129,678,311)	(167,481,227)

(54,801,721)	278,934,986
(163,714,588)	281,905,286

$397,315,116	$115,409,830
$233,600,528	$397,315,116

See Notes to Financial Statements.	161

Statements of Changes in Net Assets (concluded)

	Value Opportunities Fund
	For the	For the
	Year Ended	Year Ended
INCREASE (DECREASE) IN NET ASSETS	October 31, 2022	October 31, 2021
Operations:
Net investment income	$9,410,086	$1,933,149
Net realized gain (loss) on investments	120,080,030	257,838,408
Net change in unrealized appreciation/depreciation on investments	(470,006,406)	371,649,199
Net increase (decrease) in net assets resulting from operations	(340,516,290)	631,420,756
Distributions to shareholders:
Class A	(102,999,131)	(38,007,203)
Class C	(10,928,764)	(4,497,264)
Class F	(22,556,721)	(8,497,131)
Class F3	(29,456,770)	(11,931,245)
Class I	(48,314,870)	(13,160,064)
Class P	(2,111,678)	(906,655)
Class R2	(749,624)	(302,914)
Class R3	(5,298,619)	(2,492,301)
Class R4	(5,145,203)	(1,994,555)
Class R5	(239,327)	(120,442)
Class R6	(5,158,092)	(1,814,164)
Total distributions to shareholders	(232,958,799)	(83,723,938)
Capital share transactions (Net of share conversions) (See Note 16):
Net proceeds from sales of shares	213,811,313	329,686,948
Reinvestment of distributions	227,980,077	81,622,220
Cost of shares reacquired	(500,789,144)	(395,166,158)
Net increase (decrease) in net assets resulting from capital share transactions	(58,997,754)	16,143,010
Net increase (decrease) in net assets	(632,472,843)	563,839,828
NET ASSETS:
Beginning of year	$1,939,249,466	$1,375,409,638
End of year	$1,306,776,623	$1,939,249,466

162	See Notes to Financial Statements.

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Financial Highlights

ALPHA STRATEGY FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(b)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
10/31/2022	$30.39	$0.06	$(7.10)	$ (7.04)	$(0.41)	$(1.12)	$(1.53)
10/31/2021	22.60	(0.02)	9.90	9.88	(0.36)	(1.73)	(2.09)
10/31/2020	24.04	0.03	1.82	1.85	–	(3.29)	(3.29)
10/31/2019	26.62	(0.03)	0.87	0.84	(0.26)	(3.16)	(3.42)
10/31/2018	28.92	(0.05)	0.93	0.88	–	(3.18)	(3.18)
Class C
10/31/2022	23.47	(0.08)	(5.45)	(5.53)	(0.22)	(1.12)	(1.34)
10/31/2021	17.82	(0.17)	7.74	7.57	(0.19)	(1.73)	(1.92)
10/31/2020	19.73	(0.09)	1.47	1.38	–	(3.29)	(3.29)
10/31/2019	22.43	(0.17)	0.66	0.49	(0.03)	(3.16)	(3.19)
10/31/2018	25.03	(0.21)	0.79	0.58	–	(3.18)	(3.18)
Class F
10/31/2022	30.73	0.20	(7.27)	(7.07)	(0.45)	(1.12)	(1.57)
10/31/2021	22.82	0.03	10.01	10.04	(0.40)	(1.73)	(2.13)
10/31/2020	24.22	0.08	1.81	1.89	–	(3.29)	(3.29)
10/31/2019	26.80	0.01	0.87	0.88	(0.30)	(3.16)	(3.46)
10/31/2018	29.06	– (d)	0.92	0.92	–	(3.18)	(3.18)
Class F3
10/31/2022	31.70	0.14	(7.40)	(7.26)	(0.49)	(1.12)	(1.61)
10/31/2021	23.47	0.07	10.32	10.39	(0.43)	(1.73)	(2.16)
10/31/2020	24.78	0.10	1.88	1.98	–	(3.29)	(3.29)
10/31/2019	27.32	0.05	0.91	0.96	(0.34)	(3.16)	(3.50)
10/31/2018	29.52	0.05	0.93	0.98	–	(3.18)	(3.18)
Class I
10/31/2022	31.56	0.04	(7.28)	(7.24)	(0.49)	(1.12)	(1.61)
10/31/2021	23.39	0.05	10.27	10.32	(0.42)	(1.73)	(2.15)
10/31/2020	24.72	0.11	1.85	1.96	–	(3.29)	(3.29)
10/31/2019	27.29	0.03	0.89	0.92	(0.33)	(3.16)	(3.49)
10/31/2018	29.50	0.02	0.95	0.97	–	(3.18)	(3.18)
Class R2
10/31/2022	28.80	(0.02)	(6.73)	(6.75)	(0.27)	(1.12)	(1.39)
10/31/2021	21.52	(0.09)	9.40	9.31	(0.30)	(1.73)	(2.03)
10/31/2020	23.11	(0.04)	1.74	1.70	–	(3.29)	(3.29)
10/31/2019	25.65	(0.10)	0.83	0.73	(0.11)	(3.16)	(3.27)
10/31/2018	28.07	(0.13)	0.89	0.76	–	(3.18)	(3.18)

164	See Notes to Financial Statements.

		Ratios to Average Net Assets:(a)			Supplemental Data:

Net asset value, end of period	Total return(c) (%)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net invest- ment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$21.82	(24.25)	0.44	0.54	0.25	$420,589	8
30.39	45.31	0.41	0.52	(0.06)	542,197	7
22.60	7.72	0.43	0.53	0.16	400,088	16
24.04	5.65	0.44	0.54	(0.13)	482,675	17
26.62	3.11	0.42	0.52	(0.17)	508,472	8

16.60	(24.81)	1.19	1.29	(0.40)	30,206	8
23.47	44.16	1.16	1.26	(0.77)	56,365	7
17.82	6.98	1.18	1.28	(0.52)	54,247	16
19.73	4.86	1.19	1.29	(0.85)	97,096	17
22.43	2.31	1.17	1.27	(0.87)	140,681	8

22.09	(24.10)	0.28	0.39	0.76	27,275	8
30.73	45.53	0.26	0.37	0.09	144,742	7
22.82	7.89	0.28	0.38	0.37	120,797	16
24.22	5.81	0.29	0.39	0.04	176,784	17
26.80	3.25	0.27	0.37	(0.01)	204,245	8

22.83	(23.98)	0.09	0.19	0.57	50,046	8
31.70	45.81	0.08	0.18	0.25	56,369	7
23.47	8.10	0.09	0.19	0.44	33,179	16
24.78	6.03	0.10	0.20	0.20	32,219	17
27.32	3.42	0.08	0.19	0.17	33,677	8

22.71	(24.04)	0.19	0.29	0.18	101,366	8
31.56	45.64	0.16	0.27	0.18	43,112	7
23.39	8.02	0.18	0.28	0.51	28,481	16
24.72	5.88	0.19	0.29	0.11	92,448	17
27.29	3.38	0.17	0.27	0.08	87,441	8

20.66	(24.50)	0.79	0.89	(0.09)	928	8
28.80	44.78	0.76	0.86	(0.34)	1,433	7
21.52	7.39	0.78	0.88	(0.19)	1,430	16
23.11	5.26	0.79	0.89	(0.45)	1,476	17
25.65	2.75	0.77	0.87	(0.49)	2,531	8

See Notes to Financial Statements.	165

Financial Highlights (continued)

ALPHA STRATEGY FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(b)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R3
10/31/2022	$29.09	$ 0.01	$(6.80)	$(6.79)	$(0.33)	$(1.12)	$(1.45)
10/31/2021	21.70	(0.08)	9.50	9.42	(0.30)	(1.73)	(2.03)
10/31/2020	23.26	(0.01)	1.74	1.73	–	(3.29)	(3.29)
10/31/2019	25.86	(0.09)	0.84	0.75	(0.19)	(3.16)	(3.35)
10/31/2018	28.25	(0.11)	0.90	0.79	–	(3.18)	(3.18)
Class R4
10/31/2022	30.30	0.05	(7.06)	(7.01)	(0.41)	(1.12)	(1.53)
10/31/2021	22.54	(0.01)	9.86	9.85	(0.36)	(1.73)	(2.09)
10/31/2020	23.98	0.02	1.83	1.85	–	(3.29)	(3.29)
10/31/2019	26.58	(0.04)	0.87	0.83	(0.27)	(3.16)	(3.43)
10/31/2018	28.88	(0.06)	0.94	0.88	–	(3.18)	(3.18)
Class R5
10/31/2022	31.57	0.13	(7.37)	(7.24)	(0.49)	(1.12)	(1.61)
10/31/2021	23.40	0.10	10.22	10.32	(0.42)	(1.73)	(2.15)
10/31/2020	24.73	0.03	1.93	1.96	–	(3.29)	(3.29)
10/31/2019	27.30	0.03	0.89	0.92	(0.33)	(3.16)	(3.49)
10/31/2018	29.52	0.02	0.94	0.96	–	(3.18)	(3.18)
Class R6
10/31/2022	31.71	0.16	(7.42)	(7.26)	(0.49)	(1.12)	(1.61)
10/31/2021	23.48	0.08	10.31	10.39	(0.43)	(1.73)	(2.16)
10/31/2020	24.78	0.10	1.89	1.99	–	(3.29)	(3.29)
10/31/2019	27.33	0.05	0.90	0.95	(0.34)	(3.16)	(3.50)
10/31/2018	29.52	0.05	0.94	0.99	–	(3.18)	(3.18)

(a)	Does not include expenses of the Underlying Funds in which the Fund invests.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(d)	Amount less than $0.01.

166	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

Net asset value, end of period	Total return(c) (%)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net invest- ment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$20.85	(24.41)	0.69	0.79	0.04	$17,366	8
29.09	44.95	0.66	0.76	(0.30)	25,883	7
21.70	7.47	0.68	0.78	(0.07)	20,860	16
23.26	5.38	0.69	0.79	(0.38)	26,729	17
25.86	2.84	0.67	0.77	(0.40)	28,601	8

21.76	(24.23)	0.44	0.54	0.21	3,859	8
30.30	45.25	0.41	0.52	(0.04)	4,621	7
22.54	7.79	0.43	0.53	0.09	3,715	16
23.98	5.61	0.44	0.54	(0.16)	3,461	17
26.58	3.12	0.42	0.52	(0.22)	3,236	8

22.72	(24.04)	0.19	0.29	0.53	376	8
31.57	45.65	0.16	0.27	0.33	518	7
23.40	8.02	0.18	0.28	0.14	623	16
24.73	5.90	0.19	0.29	0.13	296	17
27.30	3.34	0.17	0.27	0.06	106	8

22.84	(23.97)	0.09	0.19	0.62	3,762	8
31.71	45.79	0.08	0.18	0.28	5,386	7
23.48	8.14	0.09	0.19	0.46	4,143	16
24.78	5.98	0.10	0.20	0.19	4,266	17
27.33	3.45	0.08	0.19	0.17	3,619	8

See Notes to Financial Statements.	167

Financial Highlights (continued)

FOCUSED GROWTH FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net realized gain	Net asset value, end of period
Class A
10/31/2022	$36.16	$(0.17)	$(11.38)	$(11.55)	$(4.87)	$19.74
10/31/2021	26.90	(0.27)	11.39	11.12	(1.86)	36.16
10/31/2020	15.88	(0.17)	11.19	11.02	–	26.90
1/30/2019 to 10/31/2019(c)(d)	15.00	(0.10)	0.98	0.88	–	15.88
Class C
10/31/2022	35.41	(0.33)	(11.09)	(11.42)	(4.87)	19.12
10/31/2021	26.56	(0.50)	11.21	10.71	(1.86)	35.41
10/31/2020	15.80	(0.37)	11.13	10.76	–	26.56
1/30/2019 to 10/31/2019(c)(d)	15.00	(0.19)	0.99	0.80	–	15.80
Class F
10/31/2022	36.44	(0.12)	(11.49)	(11.61)	(4.87)	19.96
10/31/2021	27.03	(0.20)	11.47	11.27	(1.86)	36.44
10/31/2020	15.91	(0.13)	11.25	11.12	–	27.03
1/30/2019 to 10/31/2019(c)(d)	15.00	(0.07)	0.98	0.91	–	15.91
Class F3
10/31/2022	36.51	(0.10)	(11.52)	(11.62)	(4.87)	20.02
10/31/2021	27.06	(0.18)	11.49	11.31	(1.86)	36.51
10/31/2020	15.92	(0.09)	11.23	11.14	–	27.06
1/30/2019 to 10/31/2019(c)(d)	15.00	(0.06)	0.98	0.92	–	15.92
Class I
10/31/2022	36.44	(0.11)	(11.50)	(11.61)	(4.87)	19.96
10/31/2021	27.03	(0.20)	11.47	11.27	(1.86)	36.44
10/31/2020	15.92	(0.11)	11.22	11.11	–	27.03
1/30/2019 to 10/31/2019(c)(d)	15.00	(0.07)	0.99	0.92	–	15.92
Class R3
10/31/2022	35.92	(0.23)	(11.29)	(11.52)	(4.87)	19.53
10/31/2021	26.79	(0.35)	11.34	10.99	(1.86)	35.92
10/31/2020	15.86	(0.21)	11.14	10.93	–	26.79
1/30/2019 to 10/31/2019(c)(d)	15.00	(0.13)	0.99	0.86	–	15.86
Class R4
10/31/2022	36.18	(0.17)	(11.39)	(11.56)	(4.87)	19.75
10/31/2021	26.91	(0.27)	11.40	11.13	(1.86)	36.18
10/31/2020	15.89	(0.16)	11.18	11.02	–	26.91
1/30/2019 to 10/31/2019(c)(d)	15.00	(0.10)	0.99	0.89	–	15.89

168	See Notes to Financial Statements.

		Ratios to Average Net Assets:						Supplemental Data:

Total return(b) (%)		Total expenses after waivers and/or reim- bursements (%)		Total expenses (%)		Net investment (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

(36.92)		1.05		1.54		(0.71)		$14,420	169
43.48		1.05		1.49		(0.87)		18,332	166
69.40		1.05		2.25		(0.79)		12,485	126
5.87	(e)	1.05	(f)	3.09	(f)	(0.83	)(f)	4,889	130	(e)

(37.40)		1.80		2.30		(1.46)		2,289	169
42.43		1.80		2.24		(1.62)		2,701	166
68.10		1.78		2.87		(1.61)		1,849	126
5.33	(e)	1.80	(f)	4.10	(f)	(1.55	)(f)	156	130	(e)

(36.79)		0.80		1.37		(0.47)		7,021	169
43.85		0.80		1.34		(0.63)		18,621	166
69.89		0.80		2.03		(0.58)		5,821	126
6.07	(e)	0.80	(f)	3.14	(f)	(0.56	)(f)	1,005	130	(e)

(36.74)		0.73		1.15		(0.40)		667	169
43.95		0.75		1.16		(0.57)		1,217	166
69.97		0.72		2.01		(0.44)		902	126
6.13	(e)	0.73	(f)	3.07	(f)	(0.48	)(f)	531	130	(e)

(36.79)		0.80		1.30		(0.47)		4,595	169
43.90		0.80		1.24		(0.62)		4,587	166
69.72		0.80		2.04		(0.52)		2,712	126
6.13	(e)	0.80	(f)	2.91	(f)	(0.60	)(f)	1,492	130	(e)

(37.11)		1.30		1.81		(0.97)		14	169
43.15		1.30		1.73		(1.11)		24	166
68.92		1.30		2.52		(1.01)		18	126
5.73	(e)	1.30	(f)	3.64	(f)	(1.06	)(f)	11	130	(e)

(36.93)		1.05		1.54		(0.71)		13	169
43.50		1.05		1.48		(0.86)		24	166
69.35		1.05		2.27		(0.75)		18	126
5.93	(e)	1.05	(f)	3.37	(f)	(0.80	)(f)	11	130	(e)

See Notes to Financial Statements.	169

Financial Highlights (continued)

FOCUSED GROWTH FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net realized gain	Net asset value, end of period
Class R5
10/31/2022	$36.44	$(0.12)	$(11.49)	$(11.61)	$(4.87)	$19.96
10/31/2021	27.02	(0.20)	11.48	11.28	(1.86)	36.44
10/31/2020	15.91	(0.10)	11.21	11.11	–	27.02
1/30/2019 to 10/31/2019(c)(d)	15.00	(0.07)	0.98	0.91	–	15.91
Class R6
10/31/2022	36.51	(0.09)	(11.53)	(11.62)	(4.87)	20.02
10/31/2021	27.06	(0.18)	11.49	11.31	(1.86)	36.51
10/31/2020	15.92	(0.10)	11.24	11.14	–	27.06
1/30/2019 to 10/31/2019(c)(d)	15.00	(0.06)	0.98	0.92	–	15.92

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commencement of operations was 1/30/2019, SEC effective date was 1/31/2019 and date shares first became available to the public was 2/1/2019.
(d)	Net investment income, net realized and unrealized gain amounted to less than $.01 for the period 1/30/2019 through 1/31/2019.
(e)	Not annualized.
(f)	Annualized.

170	See Notes to Financial Statements.

		Ratios to Average Net Assets:						Supplemental Data:

Total return(b) (%)		Total expenses after waivers and/or reim- bursements (%)		Total expenses (%)		Net investment (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

(36.79)		0.80		1.31		(0.48)		$13	169
43.90		0.80		1.25		(0.63)		24	166
69.83		0.80		2.02		(0.49)		18	126
6.07	(e)	0.80	(f)	3.12	(f)	(0.55	)(f)	11	130	(e)

(36.74)		0.73		1.16		(0.39)		4,740	169
43.95		0.75		1.16		(0.57)		6,788	166
69.97		0.72		1.99		(0.45)		4,400	126
6.13	(e)	0.73	(f)	2.83	(f)	(0.50	)(f)	1,821	130	(e)

See Notes to Financial Statements.	171

Financial Highlights (continued)

FOCUSED LARGE CAP VALUE FUND

		Per Share Operating Performance:
		Investment Operations:				Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)		Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
10/31/2022	$19.04	$0.16	$(1.34)		$(1.18)	$(0.35)	$(3.93)	$(4.28)
10/31/2021	12.95	0.38	6.68		7.06	(0.16)	(0.81)	(0.97)
10/31/2020	14.75	0.27	(1.99)		(1.72)	(0.08)	–	(0.08)
7/26/2019 to 10/31/2019(c)(d)	15.00	0.06	(0.31	)(e)	(0.25)	–	–	–
Class C
10/31/2022	18.97	0.06	(1.35)		(1.29)	(0.26)	(3.93)	(4.19)
10/31/2021	12.87	0.25	6.66		6.91	–	(0.81)	(0.81)
10/31/2020	14.72	0.17	(1.98)		(1.81)	(0.04)	–	(0.04)
7/26/2019 to 10/31/2019(c)(d)	15.00	0.03	(0.31	)(e)	(0.28)	–	–	–
Class F
10/31/2022	19.22	0.20	(1.36)		(1.16)	(0.36)	(3.93)	(4.29)
10/31/2021	12.98	0.49	6.64		7.13	(0.08)	(0.81)	(0.89)
10/31/2020	14.76	0.31	(2.00)		(1.69)	(0.09)	–	(0.09)
7/26/2019 to 10/31/2019(c)(d)	15.00	0.07	(0.31	)(e)	(0.24)	–	–	–
Class F3
10/31/2022	19.10	0.20	(1.35)		(1.15)	(0.38)	(3.93)	(4.31)
10/31/2021	12.98	0.37	6.75		7.12	(0.19)	(0.81)	(1.00)
10/31/2020	14.76	0.32	(2.00)		(1.68)	(0.10)	–	(0.10)
7/26/2019 to 10/31/2019(c)(d)	15.00	0.07	(0.31	)(e)	(0.24)	–	–	–
Class I
10/31/2022	19.10	0.22	(1.38)		(1.16)	(0.38)	(3.93)	(4.31)
10/31/2021	12.99	0.35	6.76		7.11	(0.19)	(0.81)	(1.00)
10/31/2020	14.76	0.30	(1.97)		(1.67)	(0.10)	–	(0.10)
7/26/2019 to 10/31/2019(c)(d)	15.00	0.04	(0.28	)(e)	(0.24)	–	–	–
Class R3
10/31/2022	18.99	0.12	(1.33)		(1.21)	(0.29)	(3.93)	(4.22)
10/31/2021	12.92	0.29	6.71		7.00	(0.12)	(0.81)	(0.93)
10/31/2020	14.74	0.23	(1.99)		(1.76)	(0.06)	–	(0.06)
7/26/2019 to 10/31/2019(c)(d)	15.00	0.05	(0.31	)(e)	(0.26)	–	–	–
Class R4
10/31/2022	19.04	0.16	(1.35)		(1.19)	(0.33)	(3.93)	(4.26)
10/31/2021	12.95	0.33	6.73		7.06	(0.16)	(0.81)	(0.97)
10/31/2020	14.75	0.27	(1.99)		(1.72)	(0.08)	–	(0.08)
7/26/2019 to 10/31/2019(c)(d)	15.00	0.06	(0.31	)(e)	(0.25)	–	–	–

172	See Notes to Financial Statements.

			Ratios to Average Net Assets:						Supplemental Data:

Net asset value, end of period	Total return(b) (%)		Total expenses after waivers and/or reim- bursements (%)		Total expenses (%)		Net invest- ment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$13.58	(8.69)		0.96		1.04		1.12		$11,466	100
19.04	56.50		0.93		0.93		2.08		7,714	99
12.95	(11.74)		0.96		1.09		2.08		541	128

14.75	(1.67	)(f)	0.96	(g)	4.40	(g)	1.57	(g)	508	16	(f)

13.49	(9.37)		1.71		1.77		0.40		4,637	100
18.97	55.29		1.67		1.67		1.36		3,601	99
12.87	(12.35)		1.71		1.83		1.32		77	128

14.72	(1.87	)(f)	1.71	(g)	5.27	(g)	0.75	(g)	108	16	(f)

13.77	(8.48)		0.71		0.86		1.35		1,405	100
19.22	56.78		0.68		0.78		2.60		2,394	99
12.98	(11.54)		0.71		0.98		2.33		40	128

14.76	(1.60	)(f)	0.71	(g)	4.37	(g)	1.75	(g)	492	16	(f)

13.64	(8.48)		0.70		0.76		1.37		13	100
19.10	56.91		0.67		0.67		2.13		18	99
12.98	(11.50)		0.63		0.84		2.40		12	128

14.76	(1.60	)(f)	0.63	(g)	4.21	(g)	1.83	(g)	492	16	(f)

13.63	(8.55)		0.69		0.69		1.49		243	100
19.10	56.79		0.68		0.68		1.99		656,899	99
12.99	(11.43)		0.71		0.75		2.34		428,070	128

14.76	(1.60	)(f)	0.71	(g)	1.07	(g)	1.10	(g)	38,221	16	(f)

13.56	(8.88)		1.21		1.32		0.86		84	100
18.99	56.09		1.15		1.15		1.65		13	99
12.92	(11.98)		1.21		1.34		1.75		9	128

14.74	(1.73	)(f)	1.21	(g)	4.78	(g)	1.24	(g)	10	16	(f)

13.59	(8.73)		0.96		1.00		1.10		9	100
19.04	56.46		0.90		0.90		1.89		13	99
12.95	(11.74)		0.96		1.08		2.00		9	128

14.75	(1.67	)(f)	0.96	(g)	4.51	(g)	1.47	(g)	10	16	(f)

See Notes to Financial Statements.	173

Financial Highlights (continued)

FOCUSED LARGE CAP VALUE FUND

		Per Share Operating Performance:
		Investment Operations:				Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)		Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R5
10/31/2022	$19.09	$0.20	$(1.35)		$(1.15)	$(0.38)	$(3.93)	$(4.31)
10/31/2021	12.98	0.38	6.73		7.11	(0.19)	(0.81)	(1.00)
10/31/2020	14.76	0.30	(1.98)		(1.68)	(0.10)	–	(0.10)
7/26/2019 to 10/31/2019(c)(d)	15.00	0.07	(0.31	)(e)	(0.24)	–	–	–
Class R6
10/31/2022	19.11	0.20	(1.35)		(1.15)	(0.38)	(3.93)	(4.31)
10/31/2021	12.99	0.39	6.73		7.12	(0.19)	(0.81)	(1.00)
10/31/2020	14.76	0.32	(1.99)		(1.67)	(0.10)	–	(0.10)
7/26/2019 to 10/31/2019(c)(d)	15.00	0.07	(0.31	)(e)	(0.24)	–	–	–

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Net investment income, net realized and unrealized gain amounted to less than $.01 for the period 7/26/2019 through 7/31/2019.
(d)	Commencement of operations was 7/26/2019, SEC effective date was 7/31/2019 and date shares first became available to the public was 8/1/2019.
(e)	Realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized gain(loss) in the Statement of Operations for the period ended October 31, 2019, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.
(f)	Not annualized.
(g)	Annualized.

174	See Notes to Financial Statements.

			Ratios to Average Net Assets:						Supplemental Data:

Net asset value, end of period	Total return(b) (%)		Total expenses after waivers and/or reim- bursements (%)		Total expenses (%)		Net invest- ment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$13.63	(8.49)		0.71		0.75		1.37		$ 9	100
19.09	56.83		0.65		0.65		2.14		13	99
12.98	(11.51)		0.71		0.84		2.24		9	128

14.76	(1.60	)(f)	0.71	(g)	4.27	(g)	1.75	(g)	10	16	(f)

13.65	(8.48)		0.70		0.77		1.36		1,347	100
19.11	56.86		0.68		0.68		2.17		1,539	99
12.99	(11.43)		0.63		0.81		2.38		366	128

14.76	(1.60	)(f)	0.63	(g)	4.21	(g)	1.83	(g)	517	16	(f)

See Notes to Financial Statements.	175

Financial Highlights (continued)

FOCUSED SMALL CAP VALUE FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
10/31/2022	$30.62	$0.05	$(3.54)	$(3.49)	$ –	$(3.16)	$(3.16)
10/31/2021	18.77	0.01	12.00	12.01	(0.16)	–	(0.16)
10/31/2020	25.14	0.14	(2.40)	(2.26)	–	(4.11)	(4.11)
10/31/2019	29.02	(0.04)	0.39	0.35	–	(4.23)	(4.23)
10/31/2018	34.92	(0.32)	0.47	0.15	–	(6.05)	(6.05)
Class C
10/31/2022	32.44	(0.15)	(3.77)	(3.92)	–	(3.16)	(3.16)
10/31/2021	19.99	(0.30)	12.87	12.57	(0.12)	–	(0.12)
10/31/2020	26.71	(0.08)	(2.53)	(2.61)	–	(4.11)	(4.11)
6/28/2019 to 10/31/2019(c)	27.39	(0.03)	(0.65)	(0.68)	–	–	–
Class F
10/31/2022	33.11	0.12	(3.86)	(3.74)	(0.04)	(3.16)	(3.20)
10/31/2021	20.30	0.01	13.04	13.05	(0.24)	–	(0.24)
10/31/2020	26.80	0.09	(2.48)	(2.39)	–	(4.11)	(4.11)
6/28/2019 to 10/31/2019(c)	27.39	0.06	(0.65)	(0.59)	–	–	–
Class F3
10/31/2022	33.15	0.14	(3.86)	(3.72)	(0.07)	(3.16)	(3.23)
10/31/2021	20.32	0.11	12.97	13.08	(0.25)	–	(0.25)
10/31/2020	26.80	0.19	(2.56)	(2.37)	–	(4.11)	(4.11)
6/28/2019 to 10/31/2019(c)	27.39	0.06	(0.65)	(0.59)	–	–	–
Class I
10/31/2022	33.10	0.12	(3.85)	(3.73)	(0.07)	(3.16)	(3.23)
10/31/2021	20.30	0.11	12.94	13.05	(0.25)	–	(0.25)
10/31/2020	26.80	0.19	(2.58)	(2.39)	–	(4.11)	(4.11)
10/31/2019	30.64	(0.02)	0.41	0.39	–	(4.23)	(4.23)
10/31/2018	36.53	(0.33)	0.49	0.16	–	(6.05)	(6.05)
Class R5
10/31/2022	33.10	0.18	(3.90)	(3.72)	(0.07)	(3.16)	(3.23)
10/31/2021	20.29	0.10	12.96	13.06	(0.25)	–	(0.25)
10/31/2020	26.80	0.17	(2.57)	(2.40)	–	(4.11)	(4.11)
6/28/2019 to 10/31/2019(c)	27.39	0.05	(0.64)	(0.59)	–	–	–
Class R6
10/31/2022	33.16	0.14	(3.87)	(3.73)	(0.07)	(3.16)	(3.23)
10/31/2021	20.33	0.07	13.01	13.08	(0.25)	–	(0.25)
10/31/2020	26.81	0.18	(2.55)	(2.37)	–	(4.11)	(4.11)
6/28/2019 to 10/31/2019(c)	27.39	0.09	(0.67)	(0.58)	–	–	–

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commencement of operation was 6/28/2019 and date shares first became available to the public was 7/1/2019.
(d)	Not annualized.
(e)	Annualized.

176	See Notes to Financial Statements.

			Ratios to Average Net Assets:						Supplemental Data:

Net asset value, end of period	Total return(b) (%)		Total expenses after waivers and/or reim- bursements (%)		Total expenses (%)		Net investment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$23.97	(12.99)		1.28		1.29		0.20		$16,026	63
30.62	64.27		1.22		1.22		0.03		19,525	116
18.77	(11.21)		1.28		1.40		0.72		3,253	77
25.14	1.68		1.53		1.58		(0.16)		5,729	135
29.02	0.11		1.63		1.63		(1.02)		6,382	57

25.36	(13.61)		2.03		2.04		(0.56)		3,624	63
32.44	63.10		1.96		1.96		(0.95)		5,028	116
19.99	(12.01)		2.03		2.20		(0.42)		102	77

26.71	(2.48	)(d)	2.03	(e)	2.14	(e)	(0.37	)(e)	10	135

26.17	(12.77)		1.03		1.13		0.41		21,683	63
33.11	64.73		0.97		1.07		0.04		66,993	116
20.30	(11.00)		1.03		1.30		0.43		784	77

26.80	(2.15	)(d)	1.03	(e)	1.30	(e)	0.65	(e)	10	135

26.20	(12.70)		0.95		0.95		0.51		11	63
33.15	64.72		0.92		0.92		0.35		14	116
20.32	(10.88)		0.95		1.14		0.92		9	77

26.80	(2.15	)(d)	0.95	(e)	1.15	(e)	0.71	(e)	10	135

26.14	(12.76)		1.03		1.03		0.41		82,062	63
33.10	64.71		0.95		0.96		0.35		118,351	116
20.30	(11.00)		1.03		1.18		0.92		69,689	77
26.80	1.77		1.45		1.50		(0.07)		114,088	135
30.64	0.10		1.63		1.63		(1.02)		127,236	57

26.15	(12.73)		1.03		1.05		0.69		272	63
33.10	64.71		0.94		0.94		0.31		17	116
20.29	(11.00)		1.03		1.16		0.83		9	77

26.80	(2.15	)(d)	1.03	(e)	1.15	(e)	0.62	(e)	10	135

26.20	(12.73)		0.98		0.98		0.50		10,472	63
33.16	64.69		0.94		0.95		0.22		11,274	116
20.33	(10.87)		0.95		1.16		0.90		1,717	77

26.81	(2.12	)(d)	0.95	(e)	1.24	(e)	1.01	(e)	1,336	135

See Notes to Financial Statements.	177

Financial Highlights (continued)

FUNDAMENTAL EQUITY FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
10/31/2022	$15.04	$0.15	$(1.03)	$(0.88)	$(0.14)	$(1.58)	$(1.72)
10/31/2021	10.56	0.14	4.55	4.69	(0.21)	–	(0.21)
10/31/2020	12.53	0.19	(0.88)	(0.69)	(0.19)	(1.09)	(1.28)
10/31/2019	12.64	0.19	0.79	0.98	(0.18)	(0.91)	(1.09)
10/31/2018	13.99	0.16	0.10	0.26	(0.18)	(1.43)	(1.61)
Class C
10/31/2022	13.10	0.05	(0.88)	(0.83)	(0.03)	(1.58)	(1.61)
10/31/2021	9.19	0.04	3.96	4.00	(0.09)	–	(0.09)
10/31/2020	11.04	0.10	(0.77)	(0.67)	(0.09)	(1.09)	(1.18)
10/31/2019	11.22	0.09	0.69	0.78	(0.05)	(0.91)	(0.96)
10/31/2018	12.58	0.06	0.08	0.14	(0.07)	(1.43)	(1.50)
Class F
10/31/2022	14.85	0.17	(1.02)	(0.85)	(0.16)	(1.58)	(1.74)
10/31/2021	10.44	0.16	4.48	4.64	(0.23)	–	(0.23)
10/31/2020	12.40	0.21	(0.87)	(0.66)	(0.21)	(1.09)	(1.30)
10/31/2019	12.52	0.21	0.78	0.99	(0.20)	(0.91)	(1.11)
10/31/2018	13.87	0.18	0.10	0.28	(0.20)	(1.43)	(1.63)
Class F3
10/31/2022	15.26	0.20	(1.05)	(0.85)	(0.18)	(1.58)	(1.76)
10/31/2021	10.71	0.19	4.60	4.79	(0.24)	–	(0.24)
10/31/2020	12.69	0.23	(0.90)	(0.67)	(0.22)	(1.09)	(1.31)
10/31/2019	12.78	0.23	0.80	1.03	(0.21)	(0.91)	(1.12)
10/31/2018	14.12	0.21	0.09	0.30	(0.21)	(1.43)	(1.64)
Class I
10/31/2022	15.16	0.19	(1.04)	(0.85)	(0.18)	(1.58)	(1.76)
10/31/2021	10.65	0.18	4.57	4.75	(0.24)	–	(0.24)
10/31/2020	12.63	0.22	(0.89)	(0.67)	(0.22)	(1.09)	(1.31)
10/31/2019	12.73	0.22	0.80	1.02	(0.21)	(0.91)	(1.12)
10/31/2018	14.09	0.19	0.09	0.28	(0.21)	(1.43)	(1.64)
Class P
10/31/2022	14.69	0.12	(1.00)	(0.88)	(0.11)	(1.58)	(1.69)
10/31/2021	10.33	0.11	4.44	4.55	(0.19)	–	(0.19)
10/31/2020	12.28	0.17	(0.86)	(0.69)	(0.17)	(1.09)	(1.26)
10/31/2019	12.40	0.16	0.77	0.93	(0.14)	(0.91)	(1.05)
10/31/2018	13.74	0.13	0.09	0.22	(0.13)	(1.43)	(1.56)
Class R2
10/31/2022	14.64	0.10	(0.99)	(0.89)	(0.09)	(1.58)	(1.67)
10/31/2021	10.30	0.09	4.43	4.52	(0.18)	–	(0.18)
10/31/2020	12.24	0.15	(0.86)	(0.71)	(0.14)	(1.09)	(1.23)
10/31/2019	12.33	0.14	0.78	0.92	(0.10)	(0.91)	(1.01)
10/31/2018	13.68	0.11	0.10	0.21	(0.13)	(1.43)	(1.56)

178	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net invest- ment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$12.44	(6.81)	0.96	0.96	1.19	$1,186,259	50
15.04	44.87	0.96	0.96	1.06	1,382,625	73
10.56	(6.39)	0.94	0.94	1.79	1,067,309	59
12.53	8.52	0.99	0.99	1.57	1,378,201	88
12.64	1.99	0.96	0.96	1.22	1,446,816	92

10.66	(7.50)	1.71	1.71	0.43	38,197	50
13.10	43.75	1.71	1.71	0.32	55,600	73
9.19	(7.07)	1.69	1.69	1.05	60,191	59
11.04	7.71	1.74	1.74	0.83	157,803	88
11.22	1.21	1.71	1.71	0.48	232,937	92

12.26	(6.75)	0.81	0.81	1.32	69,775	50
14.85	45.02	0.81	0.81	1.21	146,249	73
10.44	(6.22)	0.79	0.79	1.93	116,340	59
12.40	8.71	0.84	0.84	1.73	183,310	88
12.52	2.17	0.81	0.81	1.38	247,704	92

12.65	(6.58)	0.63	0.63	1.53	18,159	50
15.26	45.36	0.63	0.63	1.39	19,916	73
10.71	(6.11)	0.63	0.63	2.10	15,378	59
12.69	8.92	0.64	0.64	1.92	20,698	88
12.78	2.36	0.62	0.62	1.57	20,270	92

12.55	(6.65)	0.71	0.71	1.48	561,349	50
15.16	45.21	0.71	0.71	1.32	281,392	73
10.65	(6.16)	0.69	0.69	2.06	262,216	59
12.63	8.84	0.74	0.74	1.79	613,182	88
12.73	2.19	0.71	0.71	1.48	92,508	92

12.12	(7.03)	1.16	1.16	0.99	4,074	50
14.69	44.55	1.16	1.16	0.84	4,881	73
10.33	(6.54)	1.14	1.14	1.58	3,614	59
12.28	8.30	1.19	1.19	1.36	5,117	88
12.40	1.77	1.16	1.16	1.02	5,648	92

12.08	(7.17)	1.31	1.31	0.82	2,114	50
14.64	44.28	1.31	1.31	0.72	3,271	73
10.30	(6.68)	1.29	1.29	1.44	3,082	59
12.24	8.17	1.34	1.34	1.20	4,009	88
12.33	1.64	1.31	1.31	0.88	3,587	92

See Notes to Financial Statements.	179

Financial Highlights (continued)

FUNDAMENTAL EQUITY FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R3
10/31/2022	$14.70	$0.12	$(1.01)	$(0.89)	$(0.10)	$(1.58)	$(1.68)
10/31/2021	10.33	0.11	4.44	4.55	(0.18)	–	(0.18)
10/31/2020	12.28	0.16	(0.86)	(0.70)	(0.16)	(1.09)	(1.25)
10/31/2019	12.40	0.16	0.77	0.93	(0.14)	(0.91)	(1.05)
10/31/2018	13.75	0.12	0.10	0.22	(0.14)	(1.43)	(1.57)
Class R4
10/31/2022	14.96	0.15	(1.02)	(0.87)	(0.14)	(1.58)	(1.72)
10/31/2021	10.50	0.14	4.52	4.66	(0.20)	–	(0.20)
10/31/2020	12.46	0.19	(0.87)	(0.68)	(0.19)	(1.09)	(1.28)
10/31/2019	12.58	0.19	0.78	0.97	(0.18)	(0.91)	(1.09)
10/31/2018	13.94	0.16	0.10	0.26	(0.19)	(1.43)	(1.62)
Class R5
10/31/2022	15.17	0.18	(1.03)	(0.85)	(0.18)	(1.58)	(1.76)
10/31/2021	10.66	0.18	4.57	4.75	(0.24)	–	(0.24)
10/31/2020	12.63	0.22	(0.88)	(0.66)	(0.22)	(1.09)	(1.31)
10/31/2019	12.74	0.22	0.79	1.01	(0.21)	(0.91)	(1.12)
10/31/2018	14.09	0.19	0.10	0.29	(0.21)	(1.43)	(1.64)
Class R6
10/31/2022	15.27	0.19	(1.04)	(0.85)	(0.18)	(1.58)	(1.76)
10/31/2021	10.72	0.19	4.60	4.79	(0.24)	–	(0.24)
10/31/2020	12.69	0.23	(0.89)	(0.66)	(0.22)	(1.09)	(1.31)
10/31/2019	12.79	0.23	0.79	1.02	(0.21)	(0.91)	(1.12)
10/31/2018	14.12	0.21	0.10	0.31	(0.21)	(1.43)	(1.64)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

180	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net invest- ment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$12.13	(7.10)	1.21	1.21	0.93	$63,110	50
14.70	44.54	1.21	1.21	0.81	86,249	73
10.33	(6.62)	1.19	1.19	1.54	76,817	59
12.28	8.27	1.24	1.24	1.32	98,059	88
12.40	1.66	1.21	1.21	0.97	116,719	92

12.37	(6.80)	0.96	0.96	1.20	2,969	50
14.96	44.80	0.96	0.96	1.04	2,988	73
10.50	(6.35)	0.94	0.94	1.79	2,228	59
12.46	8.51	0.99	0.99	1.56	4,880	88
12.58	2.00	0.96	0.96	1.22	5,164	92

12.56	(6.64)	0.71	0.71	1.42	776	50
15.17	45.17	0.71	0.71	1.31	986	73
10.66	(6.08)	0.69	0.69	2.07	901	59
12.63	8.76	0.74	0.74	1.80	1,482	88
12.74	2.28	0.71	0.71	1.45	810	92

12.66	(6.57)	0.63	0.63	1.44	8,039	50
15.27	45.31	0.63	0.63	1.39	16,209	73
10.72	(6.03)	0.63	0.63	2.10	11,403	59
12.69	8.83	0.64	0.64	1.89	21,815	88
12.79	2.36	0.62	0.62	1.57	16,864	92

See Notes to Financial Statements.	181

Financial Highlights (continued)

GLOBAL EQUITY FUND

		Per Share Operating Performance:
		Investment Operations:				Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)		Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
10/31/2022	$16.61	$0.10		$(3.04)	$(2.94)	$(0.12)	$(2.18)	$(2.30)
10/31/2021	12.59	0.14		4.57	4.71	(0.18)	(0.51)	(0.69)
10/31/2020	11.52	0.11		1.09	1.20	(0.13)	–	(0.13)
10/31/2019	10.93	0.13		0.97	1.10	(0.09)	(0.42)	(0.51)
10/31/2018	11.58	0.09		(0.11)	(0.02)	(0.11)	(0.52)	(0.63)
Class C
10/31/2022	16.41	–	(c)	(3.00)	(3.00)	(0.01)	(2.18)	(2.19)
10/31/2021	12.46	0.02		4.53	4.55	(0.09)	(0.51)	(0.60)
10/31/2020	11.40	0.02		1.08	1.10	(0.04)	–	(0.04)
10/31/2019	10.81	0.05		0.97	1.02	(0.01)	(0.42)	(0.43)
10/31/2018	11.52	0.01		(0.12)	(0.11)	(0.08)	(0.52)	(0.60)
Class F
10/31/2022	16.65	0.11		(3.05)	(2.94)	(0.14)	(2.18)	(2.32)
10/31/2021	12.62	0.16		4.59	4.75	(0.21)	(0.51)	(0.72)
10/31/2020	11.54	0.12		1.11	1.23	(0.15)	–	(0.15)
10/31/2019	10.94	0.15		0.97	1.12	(0.10)	(0.42)	(0.52)
10/31/2018	11.60	0.11		(0.12)	(0.01)	(0.13)	(0.52)	(0.65)
Class F3
10/31/2022	16.68	0.13		(3.06)	(2.93)	(0.16)	(2.18)	(2.34)
10/31/2021	12.63	0.19		4.60	4.79	(0.23)	(0.51)	(0.74)
10/31/2020	11.56	0.14		1.10	1.24	(0.17)	–	(0.17)
10/31/2019	10.96	0.16		0.97	1.13	(0.11)	(0.42)	(0.53)
10/31/2018	11.61	0.12		(0.11)	0.01	(0.14)	(0.52)	(0.66)
Class I
10/31/2022	16.66	0.12		(3.04)	(2.92)	(0.16)	(2.18)	(2.34)
10/31/2021	12.62	0.18		4.59	4.77	(0.22)	(0.51)	(0.73)
10/31/2020	11.55	0.14		1.09	1.23	(0.16)	–	(0.16)
10/31/2019	10.95	0.16		0.97	1.13	(0.11)	(0.42)	(0.53)
10/31/2018	11.61	0.12		(0.12)	–	(0.14)	(0.52)	(0.66)
Class R3
10/31/2022	16.47	0.08		(3.02)	(2.94)	(0.09)	(2.18)	(2.27)
10/31/2021	12.51	0.11		4.52	4.63	(0.16)	(0.51)	(0.67)
10/31/2020	11.45	0.08		1.09	1.17	(0.11)	–	(0.11)
10/31/2019	10.90	0.11		0.96	1.07	(0.10)	(0.42)	(0.52)
10/31/2018	11.56	0.03		(0.09)	(0.06)	(0.08)	(0.52)	(0.60)

182	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net invest- ment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$11.37	(20.30)	0.90	3.43	0.79	$4,236	70
16.61	38.37	0.90	3.53	0.88	5,016	87
12.59	10.52	0.90	4.32	0.92	2,622	141
11.52	10.85	0.90	4.20	1.24	3,551	65
10.93	(0.22)	0.95	5.07	0.79	3,124	108

11.22	(20.87)	1.65	4.05	(0.03)	392	70
16.41	37.27	1.65	4.29	0.14	826	87
12.46	9.75	1.65	5.12	0.17	537	141
11.40	10.05	1.65	4.96	0.46	581	65
10.81	(1.07)	1.70	5.76	0.07	699	108

11.39	(20.26)	0.75	3.21	0.86	1,277	70
16.65	38.59	0.75	3.40	1.07	2,146	87
12.62	10.73	0.75	4.23	1.06	1,445	141
11.54	11.07	0.75	4.09	1.37	2,207	65
10.94	(0.19)	0.82	4.90	0.94	1,203	108

11.41	(20.15)	0.59	2.99	0.99	13	70
16.68	38.90	0.61	3.20	1.20	18	87
12.63	10.78	0.62	4.09	1.19	14	141
11.56	11.22	0.63	3.88	1.50	13	65
10.96	0.01	0.69	4.80	1.08	11	108

11.40	(20.17)	0.65	3.12	0.93	1,085	70
16.66	38.78	0.65	3.30	1.16	1,837	87
12.62	10.75	0.65	4.16	1.18	1,400	141
11.55	11.19	0.65	3.95	1.49	1,264	65
10.95	(0.10)	0.72	4.81	1.03	1,137	108

11.26	(20.47)	1.15	3.67	0.59	506	70
16.47	37.85	1.15	3.78	0.70	470	87
12.51	10.25	1.15	4.67	0.68	241	141
11.45	10.63	1.15	4.46	0.98	200	65
10.90	(0.56)	1.18	5.98	0.27	165	108

See Notes to Financial Statements.	183

Financial Highlights (continued)

GLOBAL EQUITY FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R4
10/31/2022	$16.62	$0.14	$(3.09)	$(2.95)	$(0.12)	$(2.18)	$(2.30)
10/31/2021	12.60	0.14	4.58	4.72	(0.19)	(0.51)	(0.70)
10/31/2020	11.53	0.11	1.10	1.21	(0.14)	–	(0.14)
10/31/2019	10.93	0.13	0.97	1.10	(0.08)	(0.42)	(0.50)
10/31/2018	11.58	0.10	(0.12)	(0.02)	(0.11)	(0.52)	(0.63)
Class R5
10/31/2022	16.66	0.12	(3.04)	(2.92)	(0.16)	(2.18)	(2.34)
10/31/2021	12.62	0.18	4.59	4.77	(0.22)	(0.51)	(0.73)
10/31/2020	11.55	0.14	1.09	1.23	(0.16)	–	(0.16)
10/31/2019	10.95	0.16	0.97	1.13	(0.11)	(0.42)	(0.53)
10/31/2018	11.61	0.12	(0.12)	–	(0.14)	(0.52)	(0.66)
Class R6
10/31/2022	16.67	0.14	(3.06)	(2.92)	(0.16)	(2.18)	(2.34)
10/31/2021	12.63	0.19	4.59	4.78	(0.23)	(0.51)	(0.74)
10/31/2020	11.56	0.14	1.10	1.24	(0.17)	–	(0.17)
10/31/2019	10.96	0.17	0.96	1.13	(0.11)	(0.42)	(0.53)
10/31/2018	11.61	0.13	(0.12)	0.01	(0.14)	(0.52)	(0.66)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Amount is less than $0.01.

184	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net invest- ment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$11.37	(20.37)	0.90	3.88	1.17	$514	70
16.62	38.39	0.90	3.54	0.92	19	87
12.60	10.51	0.90	4.41	0.92	14	141
11.53	10.89	0.90	4.18	1.24	13	65
10.93	(0.24)	0.97	5.05	0.83	12	108

11.40	(20.17)	0.65	3.14	0.93	13	70
16.66	38.78	0.65	3.29	1.16	19	87
12.62	10.75	0.65	4.15	1.17	14	141
11.55	11.19	0.65	3.93	1.49	13	65
10.95	(0.10)	0.72	4.80	1.03	12	108

11.41	(20.10)	0.59	3.02	1.06	919	70
16.67	38.82	0.61	3.21	1.21	1,215	87
12.63	10.87	0.62	4.09	1.21	635	141
11.56	11.13	0.63	3.88	1.56	690	65
10.96	0.01	0.63	4.62	1.12	236	108

See Notes to Financial Statements.	185

Financial Highlights (continued)

GROWTH LEADERS FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:	Net
	Net asset value, beginning of period	Net investment (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net realized gain	asset value, end of period
Class A
10/31/2022	$52.70	$(0.16)	$(16.09)	$(16.25)	$(10.00)	$26.45
10/31/2021	42.25	(0.28)	15.10	14.82	(4.37)	52.70
10/31/2020	28.61	(0.19)	16.17	15.98	(2.34)	42.25
10/31/2019	29.82	(0.13)	3.57	3.44	(4.65)	28.61
10/31/2018	28.97	(0.14)	2.82	2.68	(1.83)	29.82
Class C
10/31/2022	47.22	(0.36)	(13.98)	(14.34)	(10.00)	22.88
10/31/2021	38.53	(0.57)	13.63	13.06	(4.37)	47.22
10/31/2020	26.47	(0.39)	14.79	14.40	(2.34)	38.53
10/31/2019	28.14	(0.31)	3.29	2.98	(4.65)	26.47
10/31/2018	27.63	(0.35)	2.69	2.34	(1.83)	28.14
Class F
10/31/2022	54.15	(0.08)	(16.65)	(16.73)	(10.00)	27.42
10/31/2021	43.20	(0.17)	15.49	15.32	(4.37)	54.15
10/31/2020	29.14	(0.11)	16.51	16.40	(2.34)	43.20
10/31/2019	30.21	(0.06)	3.64	3.58	(4.65)	29.14
10/31/2018	29.26	(0.07)	2.85	2.78	(1.83)	30.21
Class F3
10/31/2022	54.88	(0.06)	(16.93)	(16.99)	(10.00)	27.89
10/31/2021	43.70	(0.15)	15.70	15.55	(4.37)	54.88
10/31/2020	29.43	(0.10)	16.71	16.61	(2.34)	43.70
10/31/2019	30.45	(0.05)	3.68	3.63	(4.65)	29.43
10/31/2018	29.46	(0.06)	2.88	2.82	(1.83)	30.45
Class I
10/31/2022	54.56	(0.08)	(16.81)	(16.89)	(10.00)	27.67
10/31/2021	43.49	(0.17)	15.61	15.44	(4.37)	54.56
10/31/2020	29.32	(0.11)	16.62	16.51	(2.34)	43.49
10/31/2019	30.37	(0.06)	3.66	3.60	(4.65)	29.32
10/31/2018	29.40	(0.07)	2.87	2.80	(1.83)	30.37
Class R2
10/31/2022	51.32	(0.26)	(15.56)	(15.82)	(10.00)	25.50
10/31/2021	41.38	(0.44)	14.75	14.31	(4.37)	51.32
10/31/2020	28.15	(0.27)	15.84	15.57	(2.34)	41.38
10/31/2019	29.51	(0.22)	3.51	3.29	(4.65)	28.15
10/31/2018	28.78	(0.24)	2.80	2.56	(1.83)	29.51
Class R3
10/31/2022	51.28	(0.23)	(15.54)	(15.77)	(10.00)	25.51
10/31/2021	41.31	(0.39)	14.73	14.34	(4.37)	51.28
10/31/2020	28.09	(0.26)	15.82	15.56	(2.34)	41.31
10/31/2019	29.43	(0.19)	3.50	3.31	(4.65)	28.09
10/31/2018	28.68	(0.21)	2.79	2.58	(1.83)	29.43

186	See Notes to Financial Statements.

	Ratios to Average Net Assets:			Supplemental Data:

Total return(b) (%)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net investment (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

(38.05)	0.91	0.91	(0.49)	$1,569,330	146
37.77	0.89	0.89	(0.61)	2,713,887	140
60.35	0.90	0.90	(0.56)	1,920,930	93
15.32	0.93	0.93	(0.48)	1,001,973	143
9.68	0.91	0.91	(0.47)	900,405	161

(38.52)	1.66	1.66	(1.24)	543,043	146
36.75	1.64	1.64	(1.36)	1,142,002	140
59.17	1.65	1.65	(1.29)	906,259	93
14.45	1.68	1.68	(1.23)	631,400	143
8.87	1.65	1.66	(1.21)	595,344	161

(37.89)	0.66	0.76	(0.23)	775,269	146
38.13	0.64	0.74	(0.36)	4,331,228	140
60.72	0.65	0.75	(0.31)	2,708,762	93
15.63	0.68	0.78	(0.23)	1,444,533	143
9.94	0.66	0.76	(0.22)	1,315,881	161

(37.85)	0.59	0.59	(0.17)	430,492	146
38.23	0.58	0.58	(0.30)	697,858	140
60.84	0.59	0.59	(0.29)	265,851	93
15.68	0.62	0.62	(0.19)	74,378	143
10.01	0.60	0.60	(0.18)	44,379	161

(37.89)	0.66	0.66	(0.25)	2,087,818	146
38.13	0.64	0.64	(0.36)	1,282,161	140
60.72	0.65	0.65	(0.31)	1,037,283	93
15.62	0.68	0.68	(0.20)	520,195	143
9.96	0.66	0.66	(0.21)	702,389	161

(38.28)	1.26	1.26	(0.84)	2,155	146
37.32	1.24	1.24	(0.96)	3,275	140
59.75	1.25	1.25	(0.84)	1,551	93
14.94	1.28	1.28	(0.82)	1,153	143
9.31	1.26	1.26	(0.79)	1,332	161

(38.20)	1.16	1.16	(0.74)	13,621	146
37.44	1.14	1.14	(0.86)	21,928	140
59.94	1.15	1.15	(0.79)	18,790	93
15.03	1.18	1.18	(0.71)	13,610	143
9.41	1.16	1.16	(0.71)	15,206	161

See Notes to Financial Statements.	187

Financial Highlights (continued)

GROWTH LEADERS FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:	Net
	Net asset value, beginning of period	Net investment (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net realized gain	asset value, end of period
Class R4
10/31/2022	$52.72	$(0.16)	$(16.10)	$(16.26)	$(10.00)	$26.46
10/31/2021	42.26	(0.28)	15.11	14.83	(4.37)	52.72
10/31/2020	28.62	(0.18)	16.16	15.98	(2.34)	42.26
10/31/2019	29.82	(0.13)	3.58	3.45	(4.65)	28.62
10/31/2018	28.97	(0.15)	2.83	2.68	(1.83)	29.82
Class R5
10/31/2022	54.58	(0.08)	(16.82)	(16.90)	(10.00)	27.68
10/31/2021	43.51	(0.17)	15.61	15.44	(4.37)	54.58
10/31/2020	29.33	(0.10)	16.62	16.52	(2.34)	43.51
10/31/2019	30.38	(0.06)	3.66	3.60	(4.65)	29.33
10/31/2018	29.41	(0.07)	2.87	2.80	(1.83)	30.38
Class R6
10/31/2022	54.88	(0.06)	(16.93)	(16.99)	(10.00)	27.89
10/31/2021	43.70	(0.15)	15.70	15.55	(4.37)	54.88
10/31/2020	29.43	(0.08)	16.69	16.61	(2.34)	43.70
10/31/2019	30.45	(0.05)	3.68	3.63	(4.65)	29.43
10/31/2018	29.46	(0.05)	2.87	2.82	(1.83)	30.45

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

188	See Notes to Financial Statements.

	Ratios to Average Net Assets:			Supplemental Data:

Total return(b) (%)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net investment (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

(38.06)	0.91	0.91	(0.49)	$10,901	146
37.79	0.89	0.89	(0.61)	18,549	140
60.33	0.90	0.90	(0.55)	12,667	93
15.35	0.93	0.93	(0.47)	6,543	143
9.68	0.91	0.91	(0.47)	6,345	161

(37.91)	0.66	0.66	(0.24)	9,706	146
38.13	0.64	0.64	(0.36)	19,722	140
60.74	0.65	0.65	(0.29)	14,216	93
15.61	0.68	0.68	(0.22)	9,344	143
9.96	0.66	0.66	(0.22)	8,598	161

(37.85)	0.59	0.59	(0.17)	124,498	146
38.23	0.58	0.58	(0.30)	181,524	140
60.84	0.60	0.60	(0.24)	65,478	93
15.68	0.62	0.62	(0.18)	36,932	143
10.01	0.60	0.60	(0.16)	25,657	161

See Notes to Financial Statements.	189

Financial Highlights (continued)

HEALTH CARE FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
10/31/2022	$21.96	$(0.05)	$(3.37)	$(3.42)	$–	$(1.47)	$(1.47)
10/31/2021	19.27	(0.10)	5.10	5.00	–	(2.31)	(2.31)
10/31/2020	14.48	(0.06)	4.85	4.79	–	–	–
7/26/2019 to 10/31/2019(c)(d)	15.00	(0.01)	(0.51)	(0.52)	–	–	–
Class C
10/31/2022	21.56	(0.17)	(3.31)	(3.48)	–	(1.47)	(1.47)
10/31/2021	19.09	(0.25)	5.03	4.78	–	(2.31)	(2.31)
10/31/2020	14.45	(0.19)	4.83	4.64	–	–	–
7/26/2019 to 10/31/2019(c)(d)	15.00	(0.04)	(0.51)	(0.55)	–	–	–
Class F
10/31/2022	22.08	– (g)	(3.39)	(3.39)	–	(1.47)	(1.47)
10/31/2021	19.32	(0.05)	5.12	5.07	–	(2.31)	(2.31)
10/31/2020	14.49	– (g)	4.83	4.83	– (g)	–	–
7/26/2019 to 10/31/2019(c)(d)	15.00	(0.01)	(0.50)	(0.51)	–	–	–
Class F3
10/31/2022	22.07	0.02	(3.39)	(3.37)	–	(1.47)	(1.47)
10/31/2021	19.33	(0.04)	5.11	5.07	(0.02)	(2.31)	(2.33)
10/31/2020	14.49	0.02	4.83	4.85	(0.01)	–	(0.01)
7/26/2019 to 10/31/2019(c)(d)	15.00	– (g)	(0.51)	(0.51)	–	–	–
Class I
10/31/2022	22.07	– (g)	(3.39)	(3.39)	–	(1.47)	(1.47)
10/31/2021	19.32	(0.05)	5.11	5.06	–	(2.31)	(2.31)
10/31/2020	14.49	– (g)	4.84	4.84	(0.01)	–	(0.01)
7/26/2019 to 10/31/2019(c)(d)	15.00	(0.01)	(0.50)	(0.51)	–	–	–
Class R3
10/31/2022	21.82	(0.09)	(3.35)	(3.44)	–	(1.47)	(1.47)
10/31/2021	19.21	(0.15)	5.07	4.92	–	(2.31)	(2.31)
10/31/2020	14.47	(0.10)	4.84	4.74	–	–	–
7/26/2019 to 10/31/2019(c)(d)	15.00	(0.02)	(0.51)	(0.53)	–	–	–
Class R4
10/31/2022	21.95	(0.04)	(3.37)	(3.41)	–	(1.47)	(1.47)
10/31/2021	19.27	(0.10)	5.09	4.99	–	(2.31)	(2.31)
10/31/2020	14.48	(0.05)	4.84	4.79	–	–	–
7/26/2019 to 10/31/2019(c)(d)	15.00	(0.01)	(0.51)	(0.52)	–	–	–

190	See Notes to Financial Statements.

			Ratios to Average Net Assets:						Supplemental Data:

Net asset value, end of period	Total return(b) (%)		Total expenses after waivers and/or reim- bursements (%)		Total expenses (%)		Net invest- ment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$17.07	(16.29)		1.03		4.11		(0.26)		$3,177	49
21.96	28.56		1.03		3.90		(0.50)		3,507	59
19.27	33.08		1.03		6.30		(0.34)		2,022	114

14.48	(3.47	)(e)	1.03	(f)	9.00	(f)	(0.36	)(f)	906	16	(e)

16.61	(16.91)		1.78		4.85		(1.02)		607	49
21.56	27.57		1.78		4.62		(1.25)		786	59
19.09	32.11		1.78		7.05		(1.11)		328	114

14.45	(3.67	)(e)	1.78	(f)	9.84	(f)	(1.17	)(f)	129	16	(e)

17.22	(16.05)		0.78		3.97		0.01		373	49
22.08	28.88		0.78		3.63		(0.23)		587	59
19.32	33.34		0.78		5.73		–	(h)	109	114

14.49	(3.40	)(e)	0.78	(f)	8.95	(f)	(0.16	)(f)	483	16	(e)

17.23	(15.96)		0.68		3.69		0.09		31	49
22.07	28.91		0.71		3.55		(0.18)		40	59
19.33	33.49		0.70		5.37		0.11		35	114

14.49	(3.40	)(e)	0.70	(f)	8.72	(f)	(0.08	)(f)	483	16	(e)

17.21	(16.06)		0.78		3.85		(0.03)		15	49
22.07	28.82		0.78		3.66		(0.25)		20	59
19.32	33.40		0.78		5.53		0.02		17	114

14.49	(3.40	)(e)	0.78	(f)	8.85	(f)	(0.16	)(f)	106	16	(e)

16.91	(16.50)		1.28		4.35		(0.52)		11	49
21.82	28.19		1.28		4.17		(0.75)		15	59
19.21	32.76		1.28		6.53		(0.57)		13	114

14.47	(3.53	)(e)	1.28	(f)	9.36	(f)	(0.64	)(f)	10	16	(e)

17.07	(16.25)		1.03		4.10		(0.26)		11	49
21.95	28.50		1.03		3.92		(0.50)		15	59
19.27	33.08		1.03		6.27		(0.31)		13	114

14.48	(3.47	)(e)	1.03	(f)	9.12	(f)	(0.40	)(f)	10	16	(e)

See Notes to Financial Statements.	191

Financial Highlights (continued)

HEALTH CARE FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R5
10/31/2022	$22.07	$– (g)	$(3.39)	$(3.39)	$–	$(1.47)	$(1.47)
10/31/2021	19.32	(0.05)	5.12	5.07	(0.01)	(2.31)	(2.32)
10/31/2020	14.49	(0.01)	4.85	4.84	(0.01)	–	(0.01)
7/26/2019 to 10/31/2019(c)(d)	15.00	(0.01)	(0.50)	(0.51)	–	–	–
Class R6
10/31/2022	22.08	0.01	(3.38)	(3.37)	–	(1.47)	(1.47)
10/31/2021	19.34	(0.04)	5.11	5.07	(0.02)	(2.31)	(2.33)
10/31/2020	14.49	0.01	4.85	4.86	(0.01)	–	(0.01)
7/26/2019 to 10/31/2019(c)(d)	15.00	– (g)	(0.51)	(0.51)	–	–	–

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commencement of operations was 7/26/2019, SEC effective date was 7/31/2019 and date shares first became available to the public was 8/1/2019.
(d)	Net investment income, net realized and unrealized gain amounted to less than $.01 for the period 7/26/2019 through 7/31/2019.
(e)	Not annualized.
(f)	Annualized.
(g)	Amount less than $0.01.
(h)	Amount is less than 0.01%.

192	See Notes to Financial Statements.

			Ratios to Average Net Assets:						Supplemental Data:

Net asset value, end of period	Total return(b) (%)		Total expenses after waivers and/or reim- bursements (%)		Total expenses (%)		Net invest- ment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$17.21	(16.06)		0.78		3.84		(0.01)		$11	49
22.07	28.86		0.78		3.67		(0.24)		15	59
19.32	33.39		0.78		6.02		(0.06)		13	114

14.49	(3.40	)(e)	0.78	(f)	8.83	(f)	(0.16	)(f)	10	16	(e)

17.24	(15.95)		0.68		3.68		0.08		2,198	49
22.08	28.89		0.70		3.48		(0.17)		2,851	59
19.34	33.56		0.70		5.83		0.07		1,188	114

14.49	(3.40	)(e)	0.70	(f)	8.72	(f)	(0.08	)(f)	484	16	(e)

See Notes to Financial Statements.	193

Financial Highlights (continued)

INTERNATIONAL EQUITY FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
10/31/2022	$17.67	$0.26	$(4.35)	$(4.09)	$(0.22)	$(1.75)	$(1.97)
10/31/2021	13.41	0.17	4.27	4.44	(0.18)	–	(0.18)
10/31/2020	13.19	0.12	0.30	0.42	(0.20)	–	(0.20)
10/31/2019	12.18	0.18	1.08	1.26	(0.25)	–	(0.25)
10/31/2018	14.10	0.19	(1.83)	(1.64)	(0.28)	–	(0.28)
Class C
10/31/2022	17.54	0.15	(4.34)	(4.19)	(0.07)	(1.75)	(1.82)
10/31/2021	13.31	0.05	4.22	4.27	(0.04)	–	(0.04)
10/31/2020	13.08	0.02	0.30	0.32	(0.09)	–	(0.09)
10/31/2019	12.02	0.08	1.08	1.16	(0.10)	–	(0.10)
10/31/2018	13.92	0.09	(1.82)	(1.73)	(0.17)	–	(0.17)
Class F
10/31/2022	17.61	0.25	(4.29)	(4.04)	(0.25)	(1.75)	(2.00)
10/31/2021	13.36	0.22	4.22	4.44	(0.19)	–	(0.19)
10/31/2020	13.13	0.10	0.35	0.45	(0.22)	–	(0.22)
10/31/2019	12.12	0.20	1.08	1.28	(0.27)	–	(0.27)
10/31/2018	14.02	0.22	(1.82)	(1.60)	(0.30)	–	(0.30)
Class F3
10/31/2022	17.92	0.33	(4.44)	(4.11)	(0.26)	(1.75)	(2.01)
10/31/2021	13.59	0.23	4.32	4.55	(0.22)	–	(0.22)
10/31/2020	13.36	0.16	0.30	0.46	(0.23)	–	(0.23)
10/31/2019	12.32	0.22	1.11	1.33	(0.29)	–	(0.29)
10/31/2018	14.25	0.24	(1.86)	(1.62)	(0.31)	–	(0.31)
Class I
10/31/2022	17.88	0.31	(4.41)	(4.10)	(0.26)	(1.75)	(2.01)
10/31/2021	13.56	0.21	4.32	4.53	(0.21)	–	(0.21)
10/31/2020	13.33	0.16	0.30	0.46	(0.23)	–	(0.23)
10/31/2019	12.30	0.23	1.08	1.31	(0.28)	–	(0.28)
10/31/2018	14.23	0.25	(1.87)	(1.62)	(0.31)	–	(0.31)
Class P
10/31/2022	17.69	0.24	(4.37)	(4.13)	(0.18)	(1.75)	(1.93)
10/31/2021	13.42	0.09	4.31	4.40	(0.13)	–	(0.13)
10/31/2020	13.20	0.09	0.30	0.39	(0.17)	–	(0.17)
10/31/2019	12.17	0.16	1.09	1.25	(0.22)	–	(0.22)
10/31/2018	14.10	0.14	(1.82)	(1.68)	(0.25)	–	(0.25)
Class R2
10/31/2022	17.67	0.22	(4.37)	(4.15)	(0.15)	(1.75)	(1.90)
10/31/2021	13.39	0.12	4.25	4.37	(0.09)	–	(0.09)
10/31/2020	13.17	0.06	0.32	0.38	(0.16)	–	(0.16)
10/31/2019	12.13	0.14	1.08	1.22	(0.18)	–	(0.18)
10/31/2018	14.05	0.13	(1.83)	(1.70)	(0.22)	–	(0.22)

194	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net invest- ment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$11.61	(25.75)	1.17	1.22	1.89	$131,097	87
17.67	33.15	1.17	1.19	1.04	193,680	58
13.41	3.23	1.17	1.21	0.90	154,161	77
13.19	10.64	1.17	1.17	1.43	178,701	88
12.18	(11.91)	1.15	1.16	1.34	194,360	124

11.53	(26.26)	1.92	1.97	1.09	4,161	87
17.54	32.20	1.92	1.94	0.28	7,622	58
13.31	2.27	1.92	2.00	0.17	6,676	77
13.08	9.88	1.92	1.92	0.68	10,652	88
12.02	(12.59)	1.90	1.92	0.65	12,821	124

11.57	(25.57)	0.96	1.06	1.76	7,986	87
17.61	33.43	0.96	1.04	1.30	24,909	58
13.36	3.39	0.96	1.03	0.77	10,435	77
13.13	10.90	0.96	1.02	1.64	48,782	88
12.12	(11.77)	0.92	1.01	1.63	58,347	124

11.80	(25.50)	0.84	0.89	2.39	5,987	87
17.92	33.57	0.84	0.86	1.38	5,928	58
13.59	3.53	0.84	0.86	1.23	4,489	77
13.36	11.13	0.84	0.85	1.76	4,527	88
12.32	(11.62)	0.78	0.85	1.73	5,083	124

11.77	(25.51)	0.86	0.97	2.23	121,926	87
17.88	33.55	0.86	0.94	1.24	170,044	58
13.56	3.52	0.86	0.94	1.20	179,796	77
13.33	11.04	0.86	0.92	1.82	198,368	88
12.30	(11.65)	0.82	0.91	1.78	277,141	124

11.63	(25.89)	1.37	1.39	1.71	9	87
17.69	32.90	1.37	1.39	0.53	13	58
13.42	2.96	1.37	1.40	0.72	38	77
13.20	10.50	1.37	1.37	1.25	42	88
12.17	(12.14)	1.35	1.36	1.02	40	124

11.62	(25.98)	1.52	1.58	1.60	143	87
17.67	32.70	1.52	1.54	0.70	178	58
13.39	2.86	1.52	1.54	0.46	137	77
13.17	10.32	1.52	1.52	1.09	451	88
12.13	(12.28)	1.50	1.52	0.93	375	124

See Notes to Financial Statements.	195

Financial Highlights (continued)

INTERNATIONAL EQUITY FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R3
10/31/2022	$17.38	$0.22	$(4.28)	$(4.06)	$(0.17)	$(1.75)	$(1.92)
10/31/2021	13.20	0.13	4.18	4.31	(0.13)	–	(0.13)
10/31/2020	12.98	0.08	0.30	0.38	(0.16)	–	(0.16)
10/31/2019	11.98	0.15	1.06	1.21	(0.21)	–	(0.21)
10/31/2018	13.87	0.14	(1.79)	(1.65)	(0.24)	–	(0.24)
Class R4
10/31/2022	17.58	0.26	(4.33)	(4.07)	(0.21)	(1.75)	(1.96)
10/31/2021	13.35	0.18	4.23	4.41	(0.18)	–	(0.18)
10/31/2020	13.14	0.11	0.30	0.41	(0.20)	–	(0.20)
10/31/2019	12.13	0.18	1.09	1.27	(0.26)	–	(0.26)
10/31/2018	14.07	0.19	(1.83)	(1.64)	(0.30)	–	(0.30)
Class R5
10/31/2022	17.78	0.21	(4.29)	(4.08)	(0.26)	(1.75)	(2.01)
10/31/2021	13.50	0.22	4.27	4.49	(0.21)	–	(0.21)
10/31/2020	13.27	0.15	0.31	0.46	(0.23)	–	(0.23)
10/31/2019	12.26	0.21	1.08	1.29	(0.28)	–	(0.28)
10/31/2018	14.19	0.22	(1.84)	(1.62)	(0.31)	–	(0.31)
Class R6
10/31/2022	17.91	0.31	(4.42)	(4.11)	(0.26)	(1.75)	(2.01)
10/31/2021	13.58	0.23	4.32	4.55	(0.22)	–	(0.22)
10/31/2020	13.35	0.16	0.30	0.46	(0.23)	–	(0.23)
10/31/2019	12.32	0.22	1.10	1.32	(0.29)	–	(0.29)
10/31/2018	14.24	0.24	(1.85)	(1.61)	(0.31)	–	(0.31)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

196	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net invest- ment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$11.40	(25.88)	1.42	1.47	1.63	$4,203	87
17.38	32.81	1.42	1.44	0.80	6,114	58
13.20	2.92	1.42	1.46	0.67	5,354	77
12.98	10.39	1.42	1.42	1.21	7,208	88
11.98	(12.18)	1.40	1.41	1.05	8,954	124

11.55	(25.71)	1.17	1.23	1.93	1,306	87
17.58	33.11	1.17	1.19	1.06	1,685	58
13.35	3.17	1.17	1.20	0.90	1,165	77
13.14	10.77	1.17	1.17	1.46	1,180	88
12.13	(11.96)	1.15	1.16	1.36	948	124

11.69	(25.56)	0.92	0.96	1.42	14	87
17.78	33.50	0.92	0.94	1.30	81	58
13.50	3.39	0.92	0.94	1.18	64	77
13.27	11.00	0.92	0.92	1.68	81	88
12.26	(11.68)	0.90	0.91	1.61	69	124

11.79	(25.51)	0.84	0.88	2.21	2,639	87
17.91	33.60	0.84	0.86	1.36	4,180	58
13.58	3.53	0.84	0.86	1.23	2,143	77
13.35	11.04	0.84	0.85	1.78	2,489	88
12.32	(11.62)	0.78	0.85	1.73	2,667	124

See Notes to Financial Statements.	197

Financial Highlights (continued)

INTERNATIONAL OPPORTUNITIES FUND

		Per Share Operating Performance:
		Investment Operations:				Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)		Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
10/31/2022	$21.36	$0.19		$(6.27)	$(6.08)	$(0.48)	$ –	$(0.48)
10/31/2021	15.69	0.20		5.47	5.67	–	–	–
10/31/2020	16.02	0.06		(0.18)	(0.12)	(0.21)	–	(0.21)
10/31/2019	16.84	0.16		0.77	0.93	(0.17)	(1.58)	(1.75)
10/31/2018	20.88	0.14		(3.28)	(3.14)	(0.17)	(0.73)	(0.90)
Class C
10/31/2022	19.57	0.05		(5.76)	(5.71)	(0.32)	–	(0.32)
10/31/2021	14.47	0.04		5.06	5.10	–	–	–
10/31/2020	14.78	(0.05)		(0.19)	(0.24)	(0.07)	–	(0.07)
10/31/2019	15.61	0.04		0.71	0.75	– (c)	(1.58)	(1.58)
10/31/2018	19.46	–	(c)	(3.05)	(3.05)	(0.07)	(0.73)	(0.80)
Class F
10/31/2022	21.19	0.22		(6.23)	(6.01)	(0.51)	–	(0.51)
10/31/2021	15.53	0.23		5.43	5.66	–	–	–
10/31/2020	15.86	0.07		(0.17)	(0.10)	(0.23)	–	(0.23)
10/31/2019	16.70	0.18		0.76	0.94	(0.20)	(1.58)	(1.78)
10/31/2018	20.70	0.18		(3.25)	(3.07)	(0.20)	(0.73)	(0.93)
Class F3
10/31/2022	22.22	0.27		(6.54)	(6.27)	(0.54)	–	(0.54)
10/31/2021	16.26	0.29		5.67	5.96	–	–	–
10/31/2020	16.59	0.12		(0.20)	(0.08)	(0.25)	–	(0.25)
10/31/2019	17.38	0.22		0.80	1.02	(0.23)	(1.58)	(1.81)
10/31/2018	21.49	0.23		(3.39)	(3.16)	(0.22)	(0.73)	(0.95)
Class I
10/31/2022	22.08	0.24		(6.48)	(6.24)	(0.53)	–	(0.53)
10/31/2021	16.17	0.26		5.65	5.91	–	–	–
10/31/2020	16.51	0.10		(0.19)	(0.09)	(0.25)	–	(0.25)
10/31/2019	17.32	0.21		0.79	1.00	(0.23)	(1.58)	(1.81)
10/31/2018	21.44	0.19		(3.37)	(3.18)	(0.21)	(0.73)	(0.94)
Class P
10/31/2022	21.89	0.17		(6.45)	(6.28)	(0.43)	–	(0.43)
10/31/2021	16.10	0.17		5.62	5.79	–	–	–
10/31/2020	16.43	0.05		(0.22)	(0.17)	(0.16)	–	(0.16)
10/31/2019	17.18	0.14		0.79	0.93	(0.10)	(1.58)	(1.68)
10/31/2018	21.26	0.10		(3.33)	(3.23)	(0.12)	(0.73)	(0.85)
Class R2
10/31/2022	20.89	0.13		(6.15)	(6.02)	(0.39)	–	(0.39)
10/31/2021	15.39	0.12		5.38	5.50	–	–	–
10/31/2020	15.72	0.01		(0.20)	(0.19)	(0.14)	–	(0.14)
10/31/2019	16.54	0.11		0.75	0.86	(0.10)	(1.58)	(1.68)
10/31/2018	20.53	0.06		(3.21)	(3.15)	(0.11)	(0.73)	(0.84)

198	See Notes to Financial Statements.

		Ratios to Average Net Assets:				Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net invest- ment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$14.80	(29.03)	1.22	1.26	1.10		$84,505	70
21.36	36.14	1.19	1.21	1.00		130,088	74
15.69	(0.84)	1.21	1.24	0.41		96,338	55
16.02	7.05	1.25	1.25	1.04		126,700	58
16.84	(15.72)	1.20	1.20	0.73		172,940	81

13.54	(29.58)	1.97	2.00	0.30		7,226	70
19.57	35.25	1.95	1.96	0.22		14,488	74
14.47	(1.63)	1.97	1.99	(0.38)		12,840	55
14.78	6.23	2.00	2.00	0.29		22,450	58
15.61	(16.34)	1.95	1.95	–	(d)	33,874	81

14.67	(28.93)	1.07	1.10	1.22		13,570	70
21.19	36.38	1.05	1.06	1.13		54,601	74
15.53	(0.72)	1.07	1.09	0.44		43,222	55
15.86	7.19	1.09	1.09	1.20		91,019	58
16.70	(15.58)	1.05	1.05	0.91		206,400	81

15.41	(28.83)	0.89	0.93	1.47		25,732	70
22.22	36.65	0.86	0.88	1.36		30,504	74
16.26	(0.54)	0.89	0.91	0.75		17,579	55
16.59	7.43	0.91	0.91	1.40		19,153	58
17.38	(15.46)	0.87	0.87	1.11		22,158	81

15.31	(28.85)	0.97	1.01	1.34		153,655	70
22.08	36.55	0.95	0.96	1.24		193,183	74
16.17	(0.62)	0.97	0.99	0.66		146,416	55
16.51	7.24	1.00	1.00	1.32		221,455	58
17.32	(15.46)	0.95	0.95	0.94		235,952	81

15.18	(29.19)	1.42	1.46	0.93		113	70
21.89	35.96	1.39	1.41	0.80		140	74
16.10	(1.08)	1.41	1.43	0.30		119	55
16.43	6.80	1.45	1.45	0.91		96	58
17.18	(15.87)	1.40	1.40	0.50		132	81

14.48	(29.28)	1.57	1.61	0.72		1,913	70
20.89	35.74	1.55	1.56	0.63		2,771	74
15.39	(1.24)	1.57	1.59	0.06		2,522	55
15.72	6.67	1.60	1.60	0.72		3,318	58
16.54	(16.00)	1.55	1.55	0.32		3,476	81

See Notes to Financial Statements.	199

Financial Highlights (continued)

INTERNATIONAL OPPORTUNITIES FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R3
10/31/2022	$20.82	$0.15	$(6.15)	$(6.00)	$(0.35)	$ –	$(0.35)
10/31/2021	15.32	0.10	5.40	5.50	–	–	–
10/31/2020	15.64	0.02	(0.19)	(0.17)	(0.15)	–	(0.15)
10/31/2019	16.53	0.09	0.77	0.86	(0.17)	(1.58)	(1.75)
10/31/2018	20.49	0.10	(3.21)	(3.11)	(0.12)	(0.73)	(0.85)
Class R4
10/31/2022	21.26	0.19	(6.25)	(6.06)	(0.48)	–	(0.48)
10/31/2021	15.61	0.18	5.47	5.65	–	–	–
10/31/2020	15.95	0.07	(0.19)	(0.12)	(0.22)	–	(0.22)
10/31/2019	16.79	0.14	0.78	0.92	(0.18)	(1.58)	(1.76)
10/31/2018	20.82	0.16	(3.28)	(3.12)	(0.18)	(0.73)	(0.91)
Class R5
10/31/2022	22.07	0.24	(6.48)	(6.24)	(0.53)	–	(0.53)
10/31/2021	16.17	0.14	5.76	5.90	–	–	–
10/31/2020	16.50	0.08	(0.16)	(0.08)	(0.25)	–	(0.25)
10/31/2019	17.32	0.16	0.83	0.99	(0.23)	(1.58)	(1.81)
10/31/2018	21.43	0.21	(3.38)	(3.17)	(0.21)	(0.73)	(0.94)
Class R6
10/31/2022	22.22	0.26	(6.53)	(6.27)	(0.54)	–	(0.54)
10/31/2021	16.26	0.24	5.72	5.96	–	–	–
10/31/2020	16.59	0.11	(0.19)	(0.08)	(0.25)	–	(0.25)
10/31/2019	17.39	0.21	0.80	1.01	(0.23)	(1.58)	(1.81)
10/31/2018	21.49	0.21	(3.36)	(3.15)	(0.22)	(0.73)	(0.95)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Amount less than $0.01.
(d)	Amount is less than 0.01%.

200	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net invest- ment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$14.47	(29.24)	1.47	1.51	0.84	$ 4,129	70
20.82	35.90	1.45	1.47	0.51	6,838	74
15.32	(1.17)	1.46	1.49	0.10	15,313	55
15.64	6.77	1.50	1.50	0.58	19,568	58
16.53	(15.87)	1.46	1.46	0.54	35,677	81

14.72	(29.02)	1.22	1.26	1.10	1,935	70
21.26	36.19	1.20	1.22	0.91	2,869	74
15.61	(0.90)	1.21	1.24	0.44	4,889	55
15.95	7.06	1.25	1.25	0.93	6,293	58
16.79	(15.70)	1.20	1.20	0.80	5,606	81

15.30	(28.88)	0.97	1.00	1.33	1,877	70
22.07	36.49	0.95	0.97	0.70	3,283	74
16.17	(0.56)	0.96	0.99	0.47	15,842	55
16.50	7.25	1.00	1.00	1.00	17,765	58
17.32	(15.47)	0.97	0.97	1.06	39,621	81

15.41	(28.83)	0.89	0.93	1.42	15,946	70
22.22	36.65	0.87	0.89	1.14	25,184	74
16.26	(0.54)	0.89	0.91	0.72	31,986	55
16.59	7.37	0.91	0.91	1.30	33,183	58
17.39	(15.41)	0.87	0.87	1.04	34,281	81

See Notes to Financial Statements.	201

Financial Highlights (continued)

INTERNATIONAL VALUE FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net asset value, end of period
Class A
10/31/2022	$8.00	$0.26	$(1.79)	$(1.53)	$(0.33)	$6.14
10/31/2021	6.03	0.21	1.98	2.19	(0.22)	8.00
10/31/2020	6.98	0.12	(0.94)	(0.82)	(0.13)	6.03
10/31/2019	6.73	0.20	0.26	0.46	(0.21)	6.98
10/31/2018	7.63	0.22	(0.89)	(0.67)	(0.23)	6.73
Class C
10/31/2022	7.93	0.22	(1.79)	(1.57)	(0.27)	6.09
10/31/2021	5.98	0.15	1.96	2.11	(0.16)	7.93
10/31/2020	6.92	0.07	(0.94)	(0.87)	(0.07)	5.98
10/31/2019	6.67	0.15	0.25	0.40	(0.15)	6.92
10/31/2018	7.56	0.16	(0.88)	(0.72)	(0.17)	6.67
Class F
10/31/2022	8.04	0.31	(1.83)	(1.52)	(0.34)	6.18
10/31/2021	6.06	0.23	1.98	2.21	(0.23)	8.04
10/31/2020	7.01	0.13	(0.94)	(0.81)	(0.14)	6.06
10/31/2019	6.76	0.21	0.26	0.47	(0.22)	7.01
10/31/2018	7.66	0.23	(0.89)	(0.66)	(0.24)	6.76
Class F3
10/31/2022	8.06	0.28	(1.80)	(1.52)	(0.35)	6.19
10/31/2021	6.07	0.24	1.99	2.23	(0.24)	8.06
10/31/2020	7.02	0.14	(0.95)	(0.81)	(0.14)	6.07
10/31/2019	6.77	0.22	0.26	0.48	(0.23)	7.02
10/31/2018	7.67	0.24	(0.89)	(0.65)	(0.25)	6.77
Class I
10/31/2022	8.06	0.32	(1.84)	(1.52)	(0.35)	6.19
10/31/2021	6.07	0.25	1.98	2.23	(0.24)	8.06
10/31/2020	7.03	0.15	(0.97)	(0.82)	(0.14)	6.07
10/31/2019	6.77	0.23	0.25	0.48	(0.22)	7.03
10/31/2018	7.68	0.23	(0.89)	(0.66)	(0.25)	6.77
Class R2
10/31/2022	8.21	0.21	(1.81)	(1.60)	(0.31)	6.30
10/31/2021	6.18	0.19	2.03	2.22	(0.19)	8.21
10/31/2020	7.14	0.07	(0.96)	(0.89)	(0.07)	6.18
10/31/2019	6.88	0.18	0.26	0.44	(0.18)	7.14
10/31/2018	7.80	0.18	(0.90)	(0.72)	(0.20)	6.88
Class R3
10/31/2022	8.09	0.24	(1.80)	(1.56)	(0.31)	6.22
10/31/2021	6.10	0.20	1.99	2.19	(0.20)	8.09
10/31/2020	7.05	0.11	(0.95)	(0.84)	(0.11)	6.10
10/31/2019	6.80	0.18	0.26	0.44	(0.19)	7.05
10/31/2018	7.71	0.19	(0.89)	(0.70)	(0.21)	6.80

202	See Notes to Financial Statements.

	Ratios to Average Net Assets:			Supplemental Data:

Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

(19.56)	1.12	1.18	3.66	$181,412	67
36.44	1.12	1.14	2.73	242,422	61
(11.89)	1.12	1.18	1.91	186,426	71
6.91	1.12	1.16	2.97	256,381	62
(9.05)	1.12	1.14	2.85	290,289	74

(20.19)	1.87	1.93	3.00	5,037	67
35.37	1.87	1.89	1.88	10,707	61
(12.58)	1.87	1.93	1.09	13,027	71
6.12	1.87	1.91	2.17	32,274	62
(9.71)	1.87	1.89	2.07	45,888	74

(19.45)	0.92	1.02	4.11	9,803	67
36.78	0.92	0.99	2.93	29,094	61
(11.69)	0.92	1.03	2.06	23,560	71
7.04	0.92	1.01	3.10	37,857	62
(8.87)	0.91	0.99	3.06	54,167	74

(19.32)	0.80	0.87	3.92	22,938	67
36.87	0.79	0.83	3.06	25,103	61
(11.57)	0.80	0.85	2.24	18,311	71
7.15	0.81	0.84	3.28	24,764	62
(8.76)	0.82	0.83	3.21	26,911	74

(19.33)	0.82	0.91	4.23	117,542	67
36.86	0.82	0.89	3.14	334,988	61
(11.71)	0.82	0.93	2.26	197,616	71
7.29	0.82	0.91	3.35	219,764	62
(8.89)	0.81	0.89	3.05	310,984	74

(19.92)	1.47	1.55	2.95	44	67
36.04	1.47	1.49	2.37	27	61
(12.47)	1.47	1.55	0.99	20	71
6.54	1.47	1.51	2.64	449	62
(9.44)	1.47	1.49	2.35	369	74

(19.67)	1.37	1.43	3.36	6,003	67
36.00	1.37	1.39	2.50	6,840	61
(12.00)	1.37	1.43	1.69	5,394	71
6.56	1.37	1.41	2.70	7,029	62
(9.35)	1.37	1.39	2.41	7,801	74

See Notes to Financial Statements.	203

Financial Highlights (continued)

INTERNATIONAL VALUE FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net asset value, end of period
Class R4
10/31/2022	$7.98	$0.27	$(1.80)	$(1.53)	$(0.33)	$6.12
10/31/2021	6.01	0.24	1.95	2.19	(0.22)	7.98
10/31/2020	6.97	0.13	(0.96)	(0.83)	(0.13)	6.01
10/31/2019	6.72	0.20	0.26	0.46	(0.21)	6.97
10/31/2018	7.62	0.20	(0.87)	(0.67)	(0.23)	6.72
Class R5
10/31/2022	8.03	0.27	(1.79)	(1.52)	(0.35)	6.16
10/31/2021	6.05	0.24	1.98	2.22	(0.24)	8.03
10/31/2020	7.01	0.14	(0.96)	(0.82)	(0.14)	6.05
10/31/2019	6.76	0.23	0.25	0.48	(0.23)	7.01
10/31/2018	7.66	0.24	(0.89)	(0.65)	(0.25)	6.76
Class R6
10/31/2022	8.06	0.29	(1.81)	(1.52)	(0.35)	6.19
10/31/2021	6.07	0.24	1.99	2.23	(0.24)	8.06
10/31/2020	7.02	0.14	(0.95)	(0.81)	(0.14)	6.07
10/31/2019	6.77	0.22	0.26	0.48	(0.23)	7.02
10/31/2018	7.67	0.24	(0.89)	(0.65)	(0.25)	6.77

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

204	See Notes to Financial Statements.

	Ratios to Average Net Assets:			Supplemental Data:

Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net investment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

(19.62)	1.12	1.18	3.70	$109	67
36.35	1.12	1.14	2.98	153	61
(11.90)	1.12	1.17	2.05	36	71
6.92	1.12	1.17	2.99	36	62
(9.06)	1.12	1.13	2.67	40	74

(19.40)	0.87	0.93	3.69	14	67
36.82	0.87	0.88	3.09	15	61
(11.74)	0.87	0.91	2.20	9	71
7.16	0.87	0.89	3.36	10	62
(8.78)	0.86	0.86	3.12	10	74

(19.32)	0.80	0.87	3.97	1,374	67
36.87	0.79	0.83	3.06	1,375	61
(11.57)	0.80	0.85	2.17	952	71
7.15	0.81	0.84	3.22	1,507	62
(8.76)	0.82	0.83	3.17	1,758	74

See Notes to Financial Statements.	205

Financial Highlights (continued)

MICRO CAP GROWTH FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net realized gain	Net asset value, end of period
Class A
10/31/2022	$19.36	$(0.13)	$(5.37)	$(5.50)	$ –	$13.86
10/31/2021	17.51	(0.25)	7.18	6.93	(5.08)	19.36
10/31/2020	13.83	(0.18)	6.23	6.05	(2.37)	17.51
10/31/2019	18.05	(0.21)	0.98	0.77	(4.99)	13.83
10/31/2018	18.26	(0.26)	2.75	2.49	(2.70)	18.05
Class C
10/31/2022	23.49	(0.30)	(6.49)	(6.79)	–	16.70
10/31/2021	20.44	(0.49)	8.62	8.13	(5.08)	23.49
8/28/2020 to 10/31/2020(c)	20.16	(0.07)	0.35	0.28	–	20.44
Class F
10/31/2022	23.77	(0.12)	(6.58)	(6.70)	–	17.07
10/31/2021	20.47	(0.25)	8.63	8.38	(5.08)	23.77
8/28/2020 to 10/31/2020(c)	20.16	(0.04)	0.35	0.31	–	20.47
Class I
10/31/2022	23.77	(0.12)	(6.58)	(6.70)	–	17.07
10/31/2021	20.47	(0.24)	8.62	8.38	(5.08)	23.77
10/31/2020	15.77	(0.19)	7.26	7.07	(2.37)	20.47
10/31/2019	19.84	(0.24)	1.16	0.92	(4.99)	15.77
10/31/2018	19.80	(0.29)	3.03	2.74	(2.70)	19.84

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on August 28, 2020.
(d)	Not annualized.
(e)	Annualized.

206	See Notes to Financial Statements.

	Ratios to Average Net Assets:						Supplemental Data:

Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)		Total expenses (%)		Net investment (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

(28.41)	1.40		1.41		(0.91)		$36,107	87
47.12	1.36		1.37		(1.29)		61,063	102
51.19	1.56		1.56		(1.32)		11,747	115
8.33	1.66		1.66		(1.48)		12,590	94
16.32	1.63		1.63		(1.43)		11,616	73

(28.91)	2.15		2.16		(1.66)		6,827	87
46.03	2.12		2.13		(2.05)		13,532	102

1.29 (d)	2.03	(e)	2.05	(e)	(1.91	)(e)	849	115	(d)

(28.19)	1.15		1.25		(0.63)		41,545	87
47.39	1.12		1.22		(1.05)		167,300	102

1.49 (d)	1.10	(e)	1.20	(e)	(0.97	)(e)	12,089	115	(d)

(28.19)	1.15		1.16		(0.68)		149,122	87
47.39	1.11		1.12		(1.03)		155,420	102
51.47	1.44		1.45		(1.19)		90,725	115
8.34	1.66		1.66		(1.48)		119,822	94
16.31	1.63		1.63		(1.43)		133,719	73

See Notes to Financial Statements.	207

Financial Highlights (continued)

VALUE OPPORTUNITIES FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
10/31/2022	$23.70	$0.10	$(4.01)	$(3.91)	$ –	$(2.88)	$(2.88)
10/31/2021	16.98	0.01	7.76	7.77	(0.05)	(1.00)	(1.05)
10/31/2020	18.62	0.05	0.39	0.44	(0.07)	(2.01)	(2.08)
10/31/2019	19.50	0.05	0.84	0.89	(0.01)	(1.76)	(1.77)
10/31/2018	20.80	0.01	(0.06)	(0.05)	–	(1.25)	(1.25)
Class C
10/31/2022	19.92	(0.03)	(3.26)	(3.29)	–	(2.88)	(2.88)
10/31/2021	14.47	(0.13)	6.58	6.45	–	(1.00)	(1.00)
10/31/2020	16.22	(0.06)	0.32	0.26	–	(2.01)	(2.01)
10/31/2019	17.32	(0.07)	0.73	0.66	–	(1.76)	(1.76)
10/31/2018	18.75	(0.12)	(0.06)	(0.18)	–	(1.25)	(1.25)
Class F
10/31/2022	24.37	0.14	(4.15)	(4.01)	(0.03)	(2.88)	(2.91)
10/31/2021	17.42	0.04	7.98	8.02	(0.07)	(1.00)	(1.07)
10/31/2020	19.06	0.07	0.39	0.46	(0.09)	(2.01)	(2.10)
10/31/2019	19.92	0.08	0.86	0.94	(0.04)	(1.76)	(1.80)
10/31/2018	21.18	0.04	(0.04)	–	(0.01)	(1.25)	(1.26)
Class F3
10/31/2022	25.16	0.18	(4.29)	(4.11)	(0.06)	(2.88)	(2.94)
10/31/2021	17.95	0.09	8.21	8.30	(0.09)	(1.00)	(1.09)
10/31/2020	19.56	0.11	0.41	0.52	(0.12)	(2.01)	(2.13)
10/31/2019	20.38	0.12	0.88	1.00	(0.06)	(1.76)	(1.82)
10/31/2018	21.65	0.08	(0.05)	0.03	(0.05)	(1.25)	(1.30)
Class I
10/31/2022	24.95	0.15	(4.24)	(4.09)	(0.05)	(2.88)	(2.93)
10/31/2021	17.82	0.06	8.16	8.22	(0.09)	(1.00)	(1.09)
10/31/2020	19.45	0.09	0.41	0.50	(0.12)	(2.01)	(2.13)
10/31/2019	20.29	0.10	0.88	0.98	(0.06)	(1.76)	(1.82)
10/31/2018	21.59	0.06	(0.06)	–	(0.05)	(1.25)	(1.30)
Class P
10/31/2022	23.08	0.06	(3.88)	(3.82)	–	(2.88)	(2.88)
10/31/2021	16.55	(0.03)	7.56	7.53	– (c)	(1.00)	(1.00)
10/31/2020	18.20	0.02	0.37	0.39	(0.03)	(2.01)	(2.04)
10/31/2019	19.13	0.01	0.82	0.83	–	(1.76)	(1.76)
10/31/2018	20.46	(0.03)	(0.05)	(0.08)	–	(1.25)	(1.25)
Class R2
10/31/2022	22.37	0.03	(3.74)	(3.71)	–	(2.88)	(2.88)
10/31/2021	16.09	(0.06)	7.34	7.28	–	(1.00)	(1.00)
10/31/2020	17.75	(0.01)	0.37	0.36	(0.01)	(2.01)	(2.02)
10/31/2019	18.72	(0.01)	0.80	0.79	–	(1.76)	(1.76)
10/31/2018	20.06	(0.06)	(0.03)	(0.09)	–	(1.25)	(1.25)

208	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net invest- ment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$16.91	(19.11)	1.16	1.16	0.53	$633,570	40
23.70	47.52	1.15	1.15	0.04	851,298	56
16.98	2.35	1.18	1.18	0.29	625,448	36
18.62	5.22	1.18	1.18	0.29	775,746	51
19.50	(0.28)	1.11	1.11	0.06	922,813	54

13.75	(19.70)	1.91	1.91	(0.22)	45,211	40
19.92	46.42	1.90	1.90	(0.70)	76,310	56
14.47	1.57	1.93	1.93	(0.45)	63,709	36
16.22	4.48	1.93	1.93	(0.46)	142,020	51
17.32	(1.05)	1.87	1.87	(0.69)	225,551	54

17.45	(19.01)	1.01	1.01	0.71	76,594	40
24.37	47.76	1.00	1.00	0.19	189,251	56
17.42	2.50	1.03	1.03	0.44	138,870	36
19.06	5.38	1.03	1.03	0.45	210,350	51
19.92	(0.03)	0.97	0.97	0.22	390,627	54

18.11	(18.83)	0.82	0.82	0.87	194,437	40
25.16	48.05	0.81	0.81	0.38	255,539	56
17.95	2.69	0.83	0.83	0.64	200,055	36
19.56	5.61	0.83	0.83	0.64	260,948	51
20.38	0.13	0.78	0.78	0.39	331,176	54

17.93	(18.88)	0.91	0.91	0.75	246,040	40
24.95	47.93	0.89	0.89	0.28	412,964	56
17.82	2.58	0.93	0.93	0.54	218,137	36
19.45	5.51	0.93	0.93	0.54	292,610	51
20.29	(0.02)	0.86	0.86	0.30	450,720	54

16.38	(19.25)	1.36	1.36	0.33	12,663	40
23.08	47.19	1.35	1.35	(0.16)	17,141	56
16.55	2.18	1.38	1.38	0.10	16,560	36
18.20	5.05	1.38	1.38	0.08	22,113	51
19.13	(0.49)	1.31	1.31	(0.14)	25,501	54

15.78	(19.38)	1.51	1.51	0.19	4,433	40
22.37	47.03	1.50	1.50	(0.30)	5,845	56
16.09	1.96	1.53	1.53	(0.06)	4,879	36
17.75	4.88	1.53	1.53	(0.07)	6,483	51
18.72	(0.50)	1.46	1.46	(0.29)	7,339	54

See Notes to Financial Statements.	209

Financial Highlights (concluded)

VALUE OPPORTUNITIES FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R3
10/31/2022	$22.75	$0.05	$(3.82)	$(3.77)	$ –	$(2.88)	$(2.88)
10/31/2021	16.33	(0.04)	7.46	7.42	–	(1.00)	(1.00)
10/31/2020	17.97	0.01	0.37	0.38	(0.01)	(2.01)	(2.02)
10/31/2019	18.92	0.01	0.80	0.81	–	(1.76)	(1.76)
10/31/2018	20.25	(0.04)	(0.04)	(0.08)	–	(1.25)	(1.25)
Class R4
10/31/2022	23.67	0.10	(4.00)	(3.90)	–	(2.88)	(2.88)
10/31/2021	16.95	0.01	7.75	7.76	(0.04)	(1.00)	(1.04)
10/31/2020	18.60	0.05	0.37	0.42	(0.06)	(2.01)	(2.07)
10/31/2019	19.47	0.05	0.85	0.90	(0.01)	(1.76)	(1.77)
10/31/2018	20.79	0.01	(0.06)	(0.05)	(0.02)	(1.25)	(1.27)
Class R5
10/31/2022	24.97	0.16	(4.26)	(4.10)	(0.05)	(2.88)	(2.93)
10/31/2021	17.83	0.06	8.17	8.23	(0.09)	(1.00)	(1.09)
10/31/2020	19.46	0.09	0.41	0.50	(0.12)	(2.01)	(2.13)
10/31/2019	20.30	0.10	0.88	0.98	(0.06)	(1.76)	(1.82)
10/31/2018	21.59	0.07	(0.07)	–	(0.04)	(1.25)	(1.29)
Class R6
10/31/2022	25.14	0.18	(4.28)	(4.10)	(0.06)	(2.88)	(2.94)
10/31/2021	17.93	0.09	8.21	8.30	(0.09)	(1.00)	(1.09)
10/31/2020	19.55	0.11	0.40	0.51	(0.12)	(2.01)	(2.13)
10/31/2019	20.37	0.12	0.88	1.00	(0.06)	(1.76)	(1.82)
10/31/2018	21.65	0.08	(0.06)	0.02	(0.05)	(1.25)	(1.30)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Amount less than $0.01.

210	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net invest- ment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$16.10	(19.31)	1.41	1.41	0.28	$31,104	40
22.75	47.20	1.40	1.40	(0.20)	42,047	56
16.33	2.09	1.43	1.43	0.05	41,390	36
17.97	4.94	1.43	1.43	0.04	56,855	51
18.92	(0.45)	1.36	1.36	(0.19)	77,440	54

16.89	(19.09)	1.16	1.16	0.53	29,341	40
23.67	47.50	1.15	1.15	0.04	42,666	56
16.95	2.34	1.18	1.18	0.29	34,990	36
18.60	5.27	1.18	1.18	0.29	43,879	51
19.47	(0.30)	1.11	1.11	0.06	54,408	54

17.94	(18.91)	0.91	0.91	0.77	1,247	40
24.97	47.87	0.90	0.90	0.28	2,066	56
17.83	2.58	0.93	0.93	0.55	1,971	36
19.46	5.55	0.93	0.93	0.52	2,599	51
20.30	(0.01)	0.87	0.87	0.31	1,927	54

18.10	(18.80)	0.82	0.82	0.88	32,138	40
25.14	48.02	0.81	0.81	0.39	44,123	56
17.93	2.69	0.83	0.83	0.64	29,402	36
19.55	5.62	0.83	0.83	0.66	40,149	51
20.37	0.08	0.78	0.78	0.39	93,784	54

See Notes to Financial Statements.	211

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Securities Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and was organized as a Delaware statutory trust on February 26, 1993.

All funds are diversified except Lord Abbett Focused Growth Fund and Lord Abbett Focused Large Cap Value Fund. This report covers the following thirteen funds (separately, a “Fund” and collectively, the “Funds”) and their respective active share classes:

Funds	Classes
Lord Abbett Alpha Strategy Fund (“Alpha Strategy Fund”)	A, C, F, F3, I, R2, R3, R4, R5 and R6
Lord Abbett Focused Growth Fund (“Focused Growth Fund”)	A, C, F, F3, I, R3, R4, R5 and R6
Lord Abbett Focused Large Cap Value Fund (“Focused Large Cap Value Fund”)	A, C, F, F3, I, R3, R4, R5 and R6
Lord Abbett Focused Small Cap Value Fund (“Focused Small Cap Value Fund”)	A, C, F, F3, I, R5 and R6
Lord Abbett Fundamental Equity Fund (“Fundamental Equity Fund”)	A, C, F, F3 I, P, R2, R3, R4, R5 and R6
Lord Abbett Global Equity Fund (“Global Equity Fund”)	A, C, F, F3, I, R3, R4, R5 and R6
Lord Abbett Growth Leaders Fund (“Growth Leaders Fund”)	A, C, F, F3, I, R2, R3, R4, R5 and R6
Lord Abbett Health Care Fund (“Health Care Fund”)	A, C, F, F3, I, R3, R4, R5 and R6
Lord Abbett International Equity Fund (“International Equity Fund”)	A, C, F, F3, I, P, R2, R3, R4, R5 and R6
Lord Abbett International Opportunities Fund (“International Opportunities Fund”)	A, C, F, F3, I, P, R2, R3, R4, R5 and R6
Lord Abbett International Value Fund (“International Value Fund”)	A, C, F, F3, I, R2, R3, R4, R5 and R6
Lord Abbett Micro-Cap Growth Fund (“Micro Cap Growth Fund”)	A, C, F and I
Lord Abbett Value Opportunities Fund (“Value Opportunities Fund”)	A, C, F, F3, I, P, R2, R3, R4, R5 and R6

The Funds’ Class P shares are closed to substantially all investors, with certain exceptions as set forth in the Funds’ prospectus.

Each of Focused Large Cap Value Fund’s, Global Equity Fund’s, Health Care Fund’s and International Equity Fund’s investment objective is to seek long-term capital appreciation. Alpha Strategy Fund’s, Focused Small Cap Value Fund’s, International Opportunities Fund’s, Micro Cap Growth Fund’s and Value Opportunities Fund’s investment objective is long-term capital appreciation. Alpha Strategy Fund invests principally in other funds (“Underlying Funds”) managed by Lord, Abbett & Co. LLC (“Lord Abbett”). Fundamental Equity Fund’s investment objective is long-term growth of capital and income without excessive fluctuations in market value. Growth Leaders Fund’s and Focused Growth Fund’s investment objective is to seek capital appreciation. International Value Fund’s investment objective is to seek a high level of total return.

Each class of shares has different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class C, F, F3, I, P, R2, R3, R4, R5 and R6 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in each Fund’s prospectus); and Class C shares redeemed before the first anniversary of purchase. Class C shares automatically convert to Class A shares on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the month on which the purchase order was accepted, provided that the Fund or financial intermediary through which a shareholder purchased Class C shares has records verifying that the C shares have been held at least eight years.

Notes to Financial Statements (continued)

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. These Funds are considered investment companies under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Funds’ Board of Trustees (the “Board”), the Board has designated the determination of fair value of the Funds’ portfolio investments to Lord Abbett, as valuation designee. Accordingly, Lord Abbett is responsible for, among other things, assessing and managing valuation risks, establishing, applying and testing fair value methodologies, and evaluating pricing services. Lord Abbett has formed a Pricing Committee that performs these responsibilities on behalf of Lord Abbett, administers the pricing and valuation of portfolio investments, and ensures that prices utilized reasonably reflect fair value. Among other things, these procedures allow Lord Abbett, subject to Board oversight, to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange (“NYSE”). When valuing foreign equity securities that meet certain criteria, the Board has approved the use of an independent fair valuation service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that correlate to the fair-valued securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and ask prices. Exchange traded options and futures contracts are valued at the last quoted sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and ask prices is used. Swaps are valued daily using independent pricing services or quotations from broker/dealers to the extent available. Investments in the Underlying Funds are valued at their NAV each business day at the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof periodically reviews reports that may include fair value determinations made by the Pricing Committee, related market activity, inputs and assumptions, and retrospective comparison of prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Notes to Financial Statements (continued)

Investments in open-end money market mutual funds are valued at their NAV as of the close of each business day. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other, if applicable, on the Statements of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of each Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s filed U.S. federal tax returns remains open for the fiscal years ended October 31, 2019 through October 31, 2022. The statutes of limitations on the Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Trust that do not specifically relate to an individual fund are generally allocated to the Funds within the Trust on a pro rata basis by relative net assets. Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. In addition, Class F3 and R6 bear only their class-specific shareholder servicing expenses. Class A, C, F, P, R2, R3 and R4 shares bear their class-specific share of all expenses and fees relating to the Funds’ 12b-1 Distribution Plan.

(f)	Foreign Transactions–The books and records of each Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in each Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss), if applicable, is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies on each Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions, if applicable, are included in Net realized gain (loss) on foreign currency related transactions in each Fund’s Statement of Operations. The Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

Each Fund uses foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Notes to Financial Statements (continued)

(g)	Forward Foreign Currency Exchange Contracts–Each Fund may enter into forward foreign currency exchange contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings, or gain or reduce exposure to foreign currency solely for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss), if applicable, is included in Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts in each Fund’s Statement of Operations. The gain (loss) arising from the difference between the U.S. dollar cost of the original contract and the value of the forward foreign currency in U.S. dollars upon closing of such contracts is included, if applicable, in Net realized gain (loss) on forward foreign currency exchange contracts in each Fund’s Statement of Operations.

(h)	Futures Contracts–Each Fund may purchase and sell futures contracts to enhance returns, to attempt to economically hedge some of its investment risk, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by the Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. Each Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(i)	Repurchase Agreements–Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, a Fund may incur a loss upon disposition of the securities.

(j)	When-Issued or Forward Transactions–Each Fund may purchase portfolio securities on a when-issued or forward basis. When-issued or forward transactions involve a commitment by a Fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the fair value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at each Fund’s custodian in order to pay for the commitment. At the time each Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and fair value of the security in determining its NAV. Each Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

Notes to Financial Statements (continued)

(k)	Total Return Swaps–Each Fund may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market. Each Fund may agree to make payments that are the equivalent of interest in exchange for the right to receive payments equivalent to any appreciation in the value of an underlying security, index or other asset, as well as receive payments equivalent to any distributions made on that asset, over the term of the swap. If the value of the asset underlying a total return swap declines over the term of the swap, each Fund also may be required to pay an amount equal to that decline in value to their counterparty.

(l)	Fair Value Measurements–Fair value is defined as the price that each Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk - for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing each Fund’s investments and other financial instruments as of October 31, 2022 and, if applicable, Level 3 rollforwards for the fiscal year then ended is included in each Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

(m)	Foreign Taxes–The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividend, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as a reduction of dividends, and foreign taxes on gains

Notes to Financial Statements (continued)

from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of October 31, 2022, if any, are disclosed on the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdictions applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Trust has a management agreement with Lord Abbett, pursuant to which Lord Abbett provides each Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of each Fund’s investment portfolio. The management fee is accrued daily and payable monthly.

The management fee is based on each Fund’s average daily net assets at the following annual rates:

Alpha Strategy Fund*	.10%

*	Lord Abbett is voluntarily waiving the entire management fee of .10%. Lord Abbett may discontinue the voluntary waiver at any time without notice.

Focused Growth Fund

First $1 billion	.65%
Next $1 billion	.63%
Next $5 billion	.60%
Over $7 billion	.59%

Focused Large Cap Value Fund

First $1 billion	.59%
Over $1 billion	.53%

Focused Small Cap Value Fund	.80%

Fundamental Equity Fund

First $200 million	.75%
Next $300 million	.65%
Over $500 million	.50%

Global Equity Fund

First $1 billion	.45%
Next $2 billion	.43%
Over $3 billion	.41%

Growth Leaders Fund

First $2 billion	.55%
Over $2 billion	.50%

Health Care Fund

First $1 billion	.62%
Over $1 billion	.51%

Notes to Financial Statements (continued)

International Equity Fund(1)

First $1 billion	.70%
Next $1 billion	.65%
Over $2 billion	.60%

International Opportunities Fund

First $1 billion	.75%
Next $1 billion	.70%
Over $2 billion	.65%

International Value Fund(2)

First $1 billion	.70%
Next $1 billion	.65%
Over $2 billion	.60%

Micro Cap Growth Fund	.90%

Value Opportunities Fund

First $1 billion	.75%
Next $1 billion	.70%
Next $3 billion	.65%
Over $5 billion	.58%

(1)	Effective December 9, 2022, the management fee is based on the Fund’s average daily net assets at the following annual rate:
	First $1 billion	.45%
	Over $1 billion	.40%

(2)	Effective December 9, 2022, the management fee is based on the Fund’s average daily net assets at the following annual rates:
	First $1 billion	.50%
	Over $1 billion	.48%

For the fiscal year ended October 31, 2022, the effective management fee, net of any applicable waivers, was at the following annualized rate of each Fund’s average daily net assets:

Net Effective Management Fee

Alpha Strategy Fund	.00%
Focused Growth Fund	.19%
Focused Large Cap Value Fund	.59%
Focused Small Cap Value Fund	.80%
Fundamental Equity Fund	.55%
Global Equity Fund	.00%
Growth Leaders Fund	.51%
Health Care Fund	.00%
International Equity Fund	.64%
International Opportunities Fund	.75%
International Value Fund	.64%
Micro Cap Growth Fund	.90%
Value Opportunities Fund	.73%

Notes to Financial Statements (continued)

In addition, Lord Abbett provides certain administrative services to each Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of 0.04% of each Fund’s average daily net assets. The fund administration fee is accrued daily and payable monthly. Lord Abbett voluntarily waived the following fund administration fees for the fiscal year ended October 31, 2022:

Fund	Fund Administration Fee
Alpha Strategy Fund	$12,862
Focused Growth Fund	7,230
Focused Large Cap Value Fund	10,384
Focused Small Cap Value Fund	2,271
Fundamental Equity Fund	43,504
Global Equity Fund	47,387
Growth Leaders Fund	110,628
Health Care Fund	24,101
International Equity Fund	69,777
International Opportunities Fund	141,546
International Value Fund	75,372
Micro Cap Growth Fund	18,107
Value Opportunities Fund	—

For the fiscal year ended October 31, 2022 and continuing through February 28, 2023, for Funds mentioned in the table below except Global Equity Fund and continuing through February 29, 2024 for Global Equity Fund, Lord Abbett has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses, excluding certain of the Funds’ expenses to the following annual rates:

	Effective March 1, 2022			Prior to March 1, 2022
	Classes			Classes
Fund	A, C, P, R2, R3, R4 and R5	F and I	F3 and R6	A, C, P, R2, R3, R4 and R5	F and I	F3 and R6
Focused Growth Fund	.80%	.80%	.71%	.80%	.80%	.76%
Focused Large Cap Value Fund	.71%	.71%	.71%	.71%	.71%	.70%
Focused Small Cap Value Fund	1.03%	1.03%	1.01%	1.03%	1.03%	1.00%
Global Equity Fund	.65%	.65%	.58%	.65%	.65%	.61%
Health Care Fund	.78%	.78%	.66%	.78%	.78%	.71%
International Equity Fund	.92%	.86%	.84%	.92%	.86%	.84%
International Value Fund	.87%	.82%	.81%	.87%	.82%	.79%

All contractual fee waivers and expense reimbursement agreements between the Funds and Lord Abbett may be terminated only upon the approval of the Board.

Notes to Financial Statements (continued)

12b-1 Distribution Plan

Each Fund has adopted a distribution plan with respect to Class A, C, F, P, R2, R3 and R4 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”) an affiliate of Lord Abbett. The distribution and service fees are accrued daily and payable monthly. The following annual rates have been authorized by the Board pursuant to the plan:

Fees*	Class A	Class C	Class F	(1)(2)	Class P(3)	Class R2	Class R3	Class R4
Service	.25%	.25%	–		.25%	.25%	.25%	.25%
Distribution	–	.75%	.10%		.20%	.35%	.25%	–

*	The Funds may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. sales charge limitations.
(1)	The Class F share Rule 12b-1 fee may be designated as a service fee in limited circumstances as described in the Funds’ prospectus.
(2)	For the fiscal year ended October 31, 2022 and continuing through February 28, 2023 the Distributor has contractually agreed to waive Focused Growth Fund’s, Focused Large Cap Value Fund’s, Focused Small Cap Value Fund’s, Growth Leaders Fund’s, Health Care Fund’s and Micro Cap Growth Fund’s 0.10% 12b-1 fee for Class F shares. These agreements may be terminated only by the Fund’s Board.
(3)	Fundamental Equity Fund, International Equity Fund, International Opportunities Fund and Value Opportunities Fund only.

Class F3, Class I, Class R5 and Class R6 shares do not have a distribution plan.

Commissions

Distributor received the following commissions on sales of shares of the Funds, after concessions were paid to authorized dealers, for the fiscal year ended October 31, 2022:

	Distributor Commissions	Dealers’ Concessions
Alpha Strategy Fund	$41,420	$226,230
Focused Growth Fund	8,138	44,279
Focused Large Cap Value Fund	8,862	47,951
Focused Small Cap Value Fund	9,301	52,483
Fundamental Equity Fund	66,411	359,105
Global Equity Fund	1,031	5,795
Growth Leaders Fund	545,289	3,045,131
Health Care Fund	2,549	14,082
International Equity Fund	11,874	62,573
International Opportunities Fund	15,363	80,521
International Value Fund	30,172	157,826
Micro Cap Growth Fund	5,352	28,397
Value Opportunities Fund	73,694	390,880

Distributor received the following amount of CDSCs for the fiscal year ended October 31, 2022:

	Class A	Class C
Alpha Strategy Fund	$647	$1,046
Focused Growth Fund	4	–
Focused Large Cap Value Fund	–	193
Focused Small Cap Value Fund	2,192	569
Fundamental Equity Fund	1,057	1,027
Global Equity Fund	–	40
Growth Leaders Fund	53,196	69,988
Health Care Fund	–	68
International Equity Fund	267	59
International Opportunities Fund	1,124	1,037
International Value Fund	170	112
Micro Cap Growth Fund	637	3,047
Value Opportunities Fund	811	4,784

Notes to Financial Statements (continued)

One Trustee and certain of the Trust’s officers have an interest in Lord Abbett.

Other Related Parties

As of October 31, 2022, the percentage of Focused Small Cap Value Fund’s, Fundamental Equity Fund’s, Growth Leaders Fund’s, International Equity Fund’s, International Opportunities Fund’s, International Value Fund’s, Micro Cap Growth Fund’s and Value Opportunities Fund’s outstanding shares owned by each Fund of Funds were as follows:

Fund of Funds	Focused Small Cap Value Fund	Funda- mental Equity Fund	Growth Leaders Fund	Inter- national Equity Fund	Inter- national Oppor- tunities Fund	Inter- national Value Fund	Micro Cap Growth Fund	Value Oppor- tunities Fund
Alpha Strategy Fund	48.97%	–	–	–	40.57%	–	27.59%	9.64%
Multi-Asset Balanced Opportunity Fund	–	17.99%	2.41%	27.46%	–	19.01%	–	–
Multi-Asset Income Fund	–	5.44%	0.52%	13.96%	–	8.94%	–	–

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid quarterly for International Value Fund and annually for Alpha Strategy Fund, Focused Growth Fund, Focused Large Cap Value Fund, Focused Small Cap Value Fund, Fundamental Equity Fund, Global Equity Fund, Growth Leaders Fund, Health Care Fund, International Equity Fund, International Opportunities Fund, Micro Cap Growth Fund and Value Opportunities Fund. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal year ended October 31, 2022 and fiscal year ended October 31, 2021 was as follows:

	Alpha Strategy Fund		Focused Growth Fund
	Year Ended 10/31/2022	Year Ended 10/31/2021	Year Ended 10/31/2022	Year Ended 10/31/2021
Distributions paid from:
Ordinary income	$12,006,583	$10,405,649	$5,658,041	$1,864,114
Net long-term capital gains	32,798,605	50,784,144	1,575,680	140,858
Total distributions paid	$44,805,188	$61,189,793	$7,233,721	$2,004,972

Notes to Financial Statements (continued)

	Focused Large Cap Value Fund		Focused Small Cap Value Fund
	Year Ended 10/31/2022	Year Ended 10/31/2021	Year Ended 10/31/2022	Year Ended 10/31/2021
Distributions paid from:
Ordinary income	$126,421,078	$38,911,138	$13,325,327	$894,345
Net long-term capital gains	25,264,481	–	8,108,524	–
Total distributions paid	$151,685,559	$38,911,138	$21,433,851	$894,345

	Fundamental Equity Fund		Global Equity Fund
	Year Ended 10/31/2022	Year Ended 10/31/2021	Year Ended 10/31/2022	Year Ended 10/31/2021
Distributions paid from:
Ordinary income	$19,219,878	$32,382,939	$965,362	$105,849
Net long-term capital gains	209,608,998	–	660,919	278,151
Total distributions paid	$228,828,876	$32,382,939	$1,626,281	$384,000

	Growth Leaders Fund		Health Care Fund
	Year Ended 10/31/2022	Year Ended 10/31/2021	Year Ended 10/31/2022	Year Ended 10/31/2021
Distributions paid from:
Ordinary income	$684,518,562	$392,566,629	$143,097	$493,359
Net long-term capital gains	1,278,899,243	327,647,029	385,484	8,110
Total distributions paid	$1,963,417,805	$720,213,658	$528,581	$501,469

	International Equity Fund		International Opportunities Fund
	Year Ended 10/31/2022	Year Ended 10/31/2021	Year Ended 10/31/2022	Year Ended 10/31/2021
Distributions paid from:
Ordinary income	$5,415,746	$5,135,556	$10,755,670	$–
Net long-term capital gains	40,771,804	–	–	–
Total distributions paid	$46,187,550	$5,135,556	$10,755,670	$–

	International Value Fund		Micro Cap Growth Fund
	Year Ended 10/31/2022	Year Ended 10/31/2021	Year Ended 10/31/2022	Year Ended 10/31/2021
Distributions paid from:
Ordinary income	$25,093,884	$17,740,969	$–	$13,473,195
Net long-term capital gains	–	–	–	16,614,432
Total distributions paid	$25,093,884	$17,740,969	$–	$30,087,627

	Value Opportunities Fund
	Year Ended 10/31/2022	Year Ended 10/31/2021
Distributions paid from:
Ordinary income	$27,557,855	$4,614,398
Net long-term capital gains	205,400,944	79,109,540
Total distributions paid	$232,958,799	$83,723,938

Notes to Financial Statements (continued)

As of October 31, 2022, the components of accumulated gains (losses) on a tax-basis were as follows:

	Alpha Strategy Fund	Focused Growth Fund	Focused Large Cap Value Fund
Undistributed ordinary income – net	$–	$–	$–
Undistributed long-term capital gains	39,368,518	–	–
Total undistributed earnings	39,368,518	–	–
Capital loss carryforwards*	–	(6,696,934)	–
Temporary differences	(1,781,313)	(192,828)	(23,829)
Unrealized gains (losses) – net	(96,849,366)	(2,087,326)	(228,604)
Total accumulated gains (losses) – net	$(59,262,161)	$(8,977,088)	$(252,433)

	Focused Small Cap Value Fund	Fundamental Equity Fund	Global Equity Fund
Undistributed ordinary income – net	$403,048	$19,221,680	$58,000
Undistributed long-term capital gains	4,263,823	79,919,869	3,481
Total undistributed earnings	4,666,871	99,141,549	61,481
Capital loss carryforwards*	–	–	–
Temporary differences	(19,728)	(523,943)	(874)
Unrealized gains (losses) – net	520,201	246,738,724	(675,179)
Total accumulated gains (losses) – net	$5,167,344	$345,356,330	$(614,572)

	Growth Leaders Fund	Health Care Fund	International Equity Fund
Undistributed ordinary income – net	$–	$6,127	$6,139,850
Undistributed long-term capital gains	–	–	–
Total undistributed earnings	–	6,127	6,139,850
Capital loss carryforwards*	(940,969,073)	(769,440)	(3,203,219)
Temporary differences	(21,593,962)	(3,073)	(96,769)
Unrealized gains (losses) – net	(257,811,053)	680,339	(17,988,321)
Total accumulated gains (losses) – net	$(1,220,374,088)	$(86,047)	$(15,148,459)

	International Opportunities Fund	International Value Fund	Micro Cap Growth Fund
Undistributed ordinary income – net	$5,154,589	$958,136	$–
Undistributed long-term capital gains	–	–	–
Total undistributed earnings	5,154,589	958,136	–
Capital loss carryforwards*	(30,956,850)	(407,584,116)	(71,214,351)
Temporary differences	(76,803)	(142,907)	(1,510,168)
Unrealized gains (losses) – net	(70,123,015)	(61,509.057)	29,769,980
Total accumulated gains (losses) – net	$(96,002,079)	$(468,277,944)	$(42,954,539)

	Value Opportunities Fund
Undistributed ordinary income – net	$5,786,539
Undistributed long-term capital gains	100,780,285
Total undistributed earnings	106,566,824
Capital loss carryforwards*	–
Temporary differences	(333,657)
Unrealized gains (losses) – net	113,945,333
Total accumulated gains (losses) – net	$220,178,500

*	The capital losses will carry forward indefinitely.

Notes to Financial Statements (continued)

At the Fund’s election, certain losses incurred within the taxable year (“Qualified Late-Year Losses”) are deemed to arise on the first business day of the Fund’s next taxable year. The following Funds incurred and will elect to defer late-year ordinary losses during the fiscal year ended October 31, 2022.

Alpha Strategy Fund	$1,644,870
Focused Growth Fund	185,326
Growth Leaders Fund	21,101,280
Micro Cap Growth Fund	1,486,227

As of October 31, 2022, the aggregate unrealized security gains and losses on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

	Alpha Strategy Fund	Focused Growth Fund	Focused Large Cap Value Fund
Tax cost	$753,154,648	$35,897,393	$19,125,065
Gross unrealized gain	4,811,288	1,629,434	1,387,502
Gross unrealized loss	(101,660,654)	(3,716,760)	(1,592,677)
Net unrealized security gain (loss)	$(96,849,366)	$(2,087,326)	$(205,175)

Focused Small Cap Value Fund		Fundamental Equity Fund	Global Equity Fund
Tax cost	$132,736,591	$1,708,867,373	$9,599,958
Gross unrealized gain	17,032,523	347,661,725	594,783
Gross unrealized loss	(16,512,322)	(100,905,681)	(1,266,357)
Net unrealized security gain (loss)	$520,201	$246,756,044	$(671,574)

	Growth Leaders Fund	Health Care Fund	International Equity Fund
Tax cost	$5,843,479,645	$5,813,361	$292,901,722
Gross unrealized gain	316,249,683	988,273	15,069,872
Gross unrealized loss	(574,060,736)	(307,683)	(32,873,409)
Net unrealized security gain (loss)	$(257,811,053)	$680,590	$(17,803,537)

	International Opportunities Fund	International Value Fund	Micro Cap Growth Fund
Tax cost	$368,647,928	$394,752,692	$214,741,149
Gross unrealized gain	10,697,249	11,504,570	47,039,770
Gross unrealized loss	(79,890,736)	(72,766,938)	(17,269,790)
Net unrealized security gain (loss)	$(69,193,487)	$(61,262,368)	$29,769,980

Value Opportunities Fund
Tax cost	$1,193,781,017
Gross unrealized gain	229,227,741
Gross unrealized loss	(115,282,408)
Net unrealized security gain (loss)	$113,945,333

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of certain securities, certain distributions, other financial instruments and wash sales.

Notes to Financial Statements (continued)

Permanent items identified during the fiscal year ended October 31, 2022 have been reclassified among the components of net assets based on their tax basis treatment as follows:

	Paid-in capital	Total Distributable Earnings (Loss )
Alpha Strategy Fund	$6,878,048	$(6,878,048)
Focused Growth Fund	(64,466)	64,466
Focused Large Cap Value Fund	39,447,048	(39,447,048)
Focused Small Cap Value Fund	343,804	(343,804)
Fundamental Equity Fund	8,347,356	(8,347,356)
Global Equity Fund	52,616	(52,616)
Growth Leaders Fund	(9,447,037)	9,447,037
International Equity Fund	253	(253)
Micro Growth Fund	(1,578,362)	1,578,362
Value Opportunities Fund	20,490,103	(20,490,103)

The permanent differences are attributable to the tax treatment of net investment loss and certain distributions.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended October 31, 2022 were as follows:

	Purchases	Sales
Alpha Strategy Fund	$115,439,586	$62,107,795
Focused Growth Fund	70,227,967	68,690,999
Focused Large Cap Value Fund	513,777,618	1,078,402,411
Focused Small Cap Value Fund	107,150,332	163,952,618
Fundamental Equity Fund	978,367,811	914,839,559
Global Equity Fund	7,016,744	7,129,160
Growth Leaders Fund	10,614,205,321	11,642,593,000
Health Care Fund	3,198,707	3,179,933
International Equity Fund	288,718,930	319,282,375
International Opportunities Fund	254,986,629	277,160,267
International Value Fund	345,257,269	508,404,495
Micro Cap Growth Fund	236,644,516	291,287,787
Value Opportunities Fund	614,073,003	912,395,792

There were no purchases or sales of U.S. Government securities for the fiscal year ended October 31, 2022.

The Funds are permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended October 31, 2022, the following Funds engaged in cross trades:

Fund	Purchases	Sales	Gain (Loss	)
Focused Growth Fund	$29,790	$254,671	$51,777
Focused Large Cap Value Fund	14,997,167	139,766,676	(4,925,065)
Fundamental Equity Fund	135,695,393	–	–
Growth Leaders Fund	2,659,279	15,657,279	12,112,847
Micro Cap Growth Fund	2,465,515	–	–
Value Opportunities Fund	–	13,011,661	512,807

Notes to Financial Statements (continued)

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

Global Equity Fund entered into E-Mini S&P Index futures contracts for the fiscal year ended October 31, 2022 (as described in Note 2(h)) to manage cash. The Fund bears the risk that the underlying index will move unexpectedly, in which case the Fund may realize a loss. There is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

International Opportunities Fund entered into total return swaps on indexes for the fiscal year ended October 31, 2022 (as described in Note 2(k)) to hedge credit risk. The Fund may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market. The Fund may agree to make payments that are the equivalent of interest in exchange for the right to receive payments equivalent to any appreciation in the value of an underlying security, index or other asset, as well as receive payments equivalent to any distributions made on that asset, over the term of the swap. If the value of the asset underlying a total return swap declines over the term of the swap, the Fund also may be required to pay an amount equal to that decline in value to their counterparty.

Transactions in derivative instruments for the fiscal year ended October 31, 2022, were as follows:

Global Equity Fund
	Equity Contracts
Net Realized Gain (Loss)
Futures Contracts(1)		$(6,658)
Average Number of Contracts/Notional Amounts*
Futures Contracts	–	(2)

International Opportunities Fund
	Equity Contracts
Net Realized Gain (Loss)
Total Return Swap Contracts(3)	$1,418,165
Average Number of Contracts/Notional Amounts*
Total Return Swap Contracts(4)	$11,074,517

*	Calculated based on the number of contracts or notional amounts for the fiscal year ended October 31, 2022.
(1)	Statements of Operations location: Net realized gain (loss) on futures contracts.
(2)	Contracts less than 1.
(3)	Statements of Operations location: Net realized gain (loss) on swap contracts.
(4)	Amount represents notional amounts in U.S. dollars.

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the Statements of Assets and Liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by the counterparty. A master netting agreement is an agreement between a fund and the counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Funds’ accounting policy with respect to balance sheet offsetting is that, absent an

Notes to Financial Statements (continued)

event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the Statements of Assets and Liabilities across transactions between the Funds and the applicable counterparty:

		Alpha Strategy Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreements	$468,314	$–	$468,314
Total	$468,314	$–	$468,314

	Net Amount of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$468,314	$–	$–	$(468,314)	$–
Total	$468,314	$–	$–	$(468,314)	$–

		Focused Growth Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreements	$1,508,262	$–	$1,508,262
Total	$1,508,262	$–	$1,508,262

	Net Amount of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$1,508,262	$–	$–	$(1,508,262)	$–
Total	$1,508,262	$–	$–	$(1,508,262)	$–

		Focused Large Cap Value Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreements	$404,997	$–	$404,997
Total	$404,997	$–	$404,997

	Net Amount of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$404,997	$–	$–	$(404,997)	$–
Total	$404,997	$–	$–	$(404,997)	$–

Notes to Financial Statements (continued)

		Fundamental Equity Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreements	$39,667,143	$–	$39,667,143
Total	$39,667,143	$–	$39,667,143

	Net Amount of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$39,667,143	$–	$–	$(39,667,143)	$–
Total	$39,667,143	$–	$–	$(39,667,143)	$–

		Global Equity Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreements	$250,145	$–	$250,145
Total	$250,145	$–	$250,145

	Net Amount of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$250,145	$–	$–	$(250,145)	$–
Total	$250,145	$–	$–	$(250,145)	$–

		Growth Leaders Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreements	$59,708,753	$–	$59,708,753
Total	$59,708,753	$–	$59,708,753

	Net Amount of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$59,708,753	$–	$–	$(59,708,753)	$–
Total	$59,708,753	$–	$–	$(59,708,753)	$–

Notes to Financial Statements (continued)

		Health Care Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreements	$152,785	$–	$152,785
Total	$152,785	$–	$152,785

	Net Amount of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$152,785	$–	$–	$(152,785)	$–
Total	$152,785	$–	$–	$(152,785)	$–

		International Equity Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreements	$10,036,854	$–	$10,036,854
Total	$10,036,854	$–	$10,036,854

	Net Amount of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$10,036,854	$–	$–	$(10,036,854)	$–
Total	$10,036,854	$–	$–	$(10,036,854)	$–

		International Opportunities Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreements	$4,804,819	$–	$4,804,819
Total	$4,804,819	$–	$4,804,819

	Net Amount of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$4,804,819	$–	$–	$(4,804,819)	$–
Total	$4,804,819	$–	$–	$(4,804,819)	$–

Notes to Financial Statements (continued)

		Micro Cap Growth Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreements	$3,022,733	$–	$3,022,733
Total	$3,022,733	$–	$3,022,733

	Net Amount of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$3,022,733	$–	$–	$(3,022,733)	$–
Total	$3,022,733	$–	$–	$(3,022,733)	$–

		Value Opportunities Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreements	$42,214,992	$–	$42,214,992
Total	$42,214,992	$–	$42,214,992

	Net Amount of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$42,214,992	$–	$–	$(42,214,992)	$–
Total	$42,214,992	$–	$–	$(42,214,992)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets (liabilities) presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of October 31, 2022.

8.	TRUSTEES’ REMUNERATION

The Trust’s officers and one Trustee, who are associated with Lord Abbett, do not receive any compensation from the Trust for serving in such capacities. Independent Trustees’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Trustees under which Independent Trustees may elect to defer receipt of a portion of Trustees’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the Funds. Such amounts and earnings accrued thereon are included in Trustees’ fees on the Statements of Operations and in Trustees’ fees payable on the Statements of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

Notes to Financial Statements (continued)

9.	EXPENSE REDUCTIONS

The Trust has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of each Fund’s expenses.

10.	LINE OF CREDIT

For the period ended August 3, 2022, the Funds (except Alpha Strategy Fund), and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a syndicated line of credit facility with various lenders for $1.275 billion (the “Syndicated Facility”) whereas State Street Bank and Trust Company (“SSB”) participated as a lender and as agent for the lenders. The Participating Funds were subject to graduated borrowing limits of one-third of fund net assets (if fund net assets are less than $750 million), $250 million, $300 million, $700 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

Effective August 4, 2022, the Participating Funds (except Alpha Strategy Fund) entered into a Syndicated Facility with various lenders for $1.625 billion whereas SSB participates as a lender and as agent for the lenders. The Participating Funds are subject to graduated borrowing limits of one-third of fund net assets (if fund net assets are less than $750 million), $250 million, $300 million, $700 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

For the period ended August 3, 2022, the Participating Funds (except Alpha Strategy Fund) were party to an additional line of credit facility with SSB for $330 million (the “Bilateral Facility”), $250 million committed and $80 million uncommitted. Under the Bilateral Facility, the Participating Funds were subject to graduated borrowing limits of one-third of fund net assets (if net assets are less than $750 million), $250 million, $300 million, or $330 million, based on past borrowings and likelihood of future borrowings, among other factors.

Effective August 4, 2022, the Participating Funds (except Alpha Strategy Fund) are party to an additional uncommitted line of credit facility with SSB for $330 million. Under the Bilateral Facility, the Participating Funds are subject to borrowing limits of one-third of fund net assets (if net assets are less than $750 million), or $250 million, based on past borrowings and likelihood of future borrowings, among other factors.

The Syndicated Facility and the Bilateral Facility are to be used for temporary or emergency purposes as additional sources of liquidity to satisfy redemptions.

Focused Large Cap Value Fund utilized the Bilateral Facility on December 27, 2021 with an average borrowing amount of $10,104,790. The average interest rate was 1.33% and total interest paid amounted to $373. The other Funds did not utilize the Syndicated Facility or Bilateral Facility.

11.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”) certain registered open-end management investment companies managed by Lord Abbett, including each Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the funds that participate in the Interfund Lending Program to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

Notes to Financial Statements (continued)

For the fiscal year ended October 31, 2022, the following Funds participated as a lender in the Interfund Lending Program. For the period which the loan was outstanding, the average amount loaned, interest rate and interest income were as follows:

Fund	Average Amount Loaned	Average Interest Rate	Interest Income
Focused Large Cap Value Fund	$ 10,801,748	0.55%	$ 161
Fundamental Equity Fund	15,612,968	1.06%	2,073
Growth Leaders Fund	20,308,426	1.06%	2,405
International Equity Fund	10,261,663	0.58%	651
International Opportunities Fund	11,318,112	0.65%	823
International Value Fund	17,942,400	0.58%	1,089
Value Opportunities Fund	26,883,533	0.93%	2,224

For the fiscal year ended October 31, 2022, the following Fund participated as a borrower in the Interfund Lending Program. For the period in which the loan was outstanding, the average amount borrowed, interest rate and interest expense was as follows:

Fund	Average Amount Borrowed	Average Interest Rate	Interest Expense
International Value Fund	$18,143,570	1.57%	$1,561

12.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Trust’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating each Fund’s NAV.

13.	TRANSACTIONS WITH AFFILIATED ISSUERS

An affiliated issuer is one in which a Fund has ownership of at least 5% of the outstanding voting securities of the underlying issuer at any point during the fiscal year or any company which is under common ownership or control. Alpha Strategy Fund had the following transactions with affiliated issuers (i.e. the Underlying Funds) during the fiscal year ended October 31, 2022:

Affiliated Issuer	Value at 10/31/2021	Purchases at Cost	Proceeds From Sales	Net Realized Gain (Loss)		Change in Appreciation (Depreciation )	Value at 10/31/2022	Shares as of 10/31/2022	Dividend Income
Lord Abbett Developing Growth Fund, Inc. – Class I	$175,650,188	45,199,355	(7,355,445)	$16,052,084	(a)	$(84,805,681)	$130,614,911	5,511,178	$–
Lord Abbett Securities Trust – Focused Small Cap Value Fund – Class I	90,235,170	8,760,540	(12,998,280)	5,955,836	(b)	(16,943,269)	66,432,704	2,541,420	183,248
Lord Abbett Securities Trust – International Opportunities Fund – Class I	170,753,580	12,537,035	(2,026,883)	(13,973)		(53,363,485)	127,886,274	8,353,120	4,130,841
Lord Abbett Securities Trust – Micro Cap Growth Fund – Class I	85,447,699	7,099,425	(1,657,070)	252,562		(24,350,988)	66,791,628	3,912,808	–
Lord Abbett Research Fund, Inc. – Small-Cap Value Fund – Class I	178,800,321	20,842,471	(21,793,731)	14,318,979	(c)	(39,285,070)	132,523,683	7,682,532	483,184
Lord Abbett Securities Trust – Value Opportunities Fund – Class I	180,099,301	21,000,762	(16,276,387)	20,735,328	(d)	(53,357,241)	131,587,768	7,338,972	386,767
Total				$57,300,816		$(272,105,734)	$655,836,968		$5,184,040

Notes to Financial Statements (continued)

(a)	Includes $14,125,590 of distributed capital gains.
(b)	Includes $8,577,293 of distributed capital gains.
(c)	Includes $20,359,287 of distributed capital gains.
(d)	Includes $20,613,995 of distributed capital gains.

14.	SECURITIES LENDING AGREEMENT

The Funds have established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Funds’ securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience a delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or the borrower becomes insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Any income earned from securities lending is included in Securities lending net income on each Fund’s Statement of Operations.

The initial collateral received by the Funds is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by Citibank, N.A.; the Funds will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Funds continue to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

As of October 31, 2022 the market value of securities loaned and collateral received for the Funds were as follows:

Funds	Market Value of Securities Loaned	Collateral Received(1)
Health Care Fund	$75,730	$77,926
International Opportunities Fund	138,454	145,950
Micro Cap Growth Fund	11,172,648	11,575,647
Value Opportunities Fund	196,185	199,376

(1)	Statements of Assets and Liabilities location: Payable for collateral due to broker for securities lending.

15.	INVESTMENT RISKS

Each Fund is subject to the general risks and considerations associated with equity investing. The value of the Funds’ investments will fluctuate in response to movements in the equity securities markets in general and to the changing prospects of individual companies in which the Funds invest. If a Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a favorable market.

Large company stocks, in which Focused Growth Fund, Focused Large Cap Value Fund, Fundamental Equity Fund, Global Equity Fund, Growth Leaders Fund, International Equity Fund and International Value Fund invest, may perform differently than the market as a whole and other types of stocks, such as small company stocks. Small and mid-sized company stocks, in which Alpha Strategy Fund,

Notes to Financial Statements (continued)

Focused Small Cap Value Fund, Focused Growth Fund, Fundamental Equity Fund, Growth Leaders Fund, International Equity Fund, International Opportunities Fund and Value Opportunities Fund invest, may be less able to weather economic shifts or other adverse developments than those of larger, more established companies.

In general, Focused Growth Fund and Growth Leaders Fund employ a growth investing style, Global Equity Fund employs a blended growth investing and value investing style, and Focused Large Cap Value Fund, Focused Small Cap Value Fund, Fundamental Equity Fund, International Value Fund and Value Opportunities Fund employ a value investing style. Growth stocks generally are more volatile than value stocks. The price of value stocks may lag the market for long periods of time.

Global Equity Fund, International Equity Fund, International Opportunities Fund and International Value Fund are subject to the risks of investing in foreign securities. Foreign securities may pose greater risks than domestic securities, including greater price fluctuations, economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, foreign taxes, and higher transaction costs. Foreign investments also may be affected by changes in currency rates or currency controls. These risks are generally greater for securities issued by companies in emerging market companies. Similarly, due to their investments in multinational and foreign companies, Alpha Strategy Fund, Focused Growth Fund, Focused Large Cap Value Fund, Focused Small Cap Value Fund, Fundamental Equity Fund, Growth Leaders Fund, Health Care Fund, and Value Opportunities Fund are subject to the risks of investing in foreign securities and similarly may experience increased market, liquidity, currency, political, informational, and other risks.

Health Care Fund is subject to the risks of investing in the health care sector, including changes in government regulations, dependence on patents and intellectual property rights, expenses and losses from litigation based on product liability and similar claims, industry competition, extensive research and development, marketing, and sales costs, and rapid technological change and potential for product obsolescence. Health Care Fund is also subject to the risks of investing in structured securities. As a result, Health Care Fund is subject to the same risks associated with direct investments in the underlying securities or other instruments they seek to replicate, as well as liquidity risk and the risk that the issuer and/or the counterparty of the structured security may be unable to perform under the terms of the instrument, or may disagree as to the meaning or application of such terms.

International Value Fund is subject to the risks of investing in dividend paying stocks. Dividend paying stocks may be sensitive to changes in market interest rates, and the prices of such stocks may decline as rates rise. There is no guarantee that companies that currently pay dividends will continue to do so. International Value Fund may be subject to the volatility of stocks that have high dividends per share due to recent decreases in their share prices.

Alpha Strategy Fund’s investments are concentrated in the Underlying Funds and, as a result, the Fund’s performance is directly related to their performance and subject to their risks. In addition, the Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds.

Alpha Strategy Fund, Global Equity Fund, Health Care Fund, International Equity Fund, International Opportunities Fund and International Value Fund are subject to the risks associated with derivatives, which may be different from and greater than the risks associated with investing directly in securities and other investments. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Illiquid securities may lower the Funds’ returns since the Funds may be unable to sell these securities at their desired time or price.

Notes to Financial Statements (continued)

Derivatives also may involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate or index. Whether a Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements, changes in foreign exchange and interest rates, and other factors. If a Fund incorrectly forecasts these and other factors, its performance could suffer. A Fund’s use of derivatives could result in a loss exceeding the amount of the Fund’s investment in these instruments.

Health Care Fund, Focused Large Cap Value Fund and Focused Small Cap Value Fund are subject to the general risks and considerations associated with investing in fixed income securities. The value of an investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of fixed income securities are likely to decline; when interest rates fall, such prices tend to rise. Longer-term securities are usually more sensitive to interest rate changes. There is also the risk that an issuer of a fixed income security will fail to make timely payments of principal and/or interest to a Fund, a risk that is greater with high-yield bonds (sometimes called “junk bonds”) in which one or more of the Funds may invest. Some issuers, particularly of high-yield bonds, may default as to principal and/or interest payments after a Fund purchases their securities. A default, or concerns in the market about an increase in risk of default, may result in losses to each Fund. High-yield bonds are subject to greater price fluctuations and increased liquidity risk, as well as additional risks.

Focused Growth Fund and Focused Large Cap Value Fund are non-diversified mutual funds under the Act. The value of each Fund’s investments may be more adversely affected by a single economic, political or regulatory event than the value of the investments of a diversified mutual fund.

Focused Growth Fund, Focused Large Cap Value Fund, Global Equity Fund and Health Care Fund are newly organized and there can be no assurance that any of these Funds will reach or maintain a sufficient asset size to effectively implement its investment strategy. A Fund’s gross expense ratio may fluctuate during its initial operating period because of the Fund’s relatively smaller asset size and, until the Fund achieves sufficient scale, a Fund shareholder may experience proportionally higher Fund expenses than would be experienced by shareholders of a fund with a larger asset base.

Geopolitical and other events (e.g., wars, terrorism, natural disasters, epidemics or pandemics, such as the COVID-19 outbreak which began in late 2019) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of each Fund’s investments. Market disruptions can also prevent the Funds from implementing their investment strategies and achieving their investment objectives.

The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things, border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and prolonged quarantines, as well as general concern and uncertainty. The impact of the COVID-19 outbreak has, and could again, negatively affect the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. The COVID-19 pandemic and its effects may last for an extended period of time. Although the long-term economic fallout of COVID-19 is difficult to predict, it has contributed to, and is likely to continue to contribute to, market volatility, inflation and systemic economic weakness. The foregoing could disrupt the operations of each Fund and its service providers, adversely affect the value and liquidity of each Fund’s investments, and negatively impact each Fund’s performance and your investment in each Fund.

These factors, and others, can affect each Fund’s performance.

Notes to Financial Statements (continued)

16.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of beneficial interest were as follows:

Alpha Strategy Fund	Year Ended October 31, 2022		Year Ended October 31, 2021
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	2,656,452	$65,635,985	1,577,648	$45,220,318
Converted from Class C*	360,113	8,781,931	373,268	10,849,172
Reinvestment of distributions	854,256	23,799,563	1,198,333	31,252,535
Shares reacquired	(2,439,016)	(59,400,885)	(3,015,003)	(86,005,823)
Increase	1,431,805	$38,816,594	134,246	$1,316,202

Class C Shares
Shares sold	141,499	$2,724,217	258,243	$5,763,669
Reinvestment of distributions	137,888	2,941,152	260,342	5,277,141
Shares reacquired	(390,244)	(7,270,719)	(680,695)	(15,066,444)
Converted to Class A*	(471,111)	(8,781,931)	(481,239)	(10,849,172)
Decrease	(581,968)	$(10,387,281)	(643,349)	$(14,874,806)

Class F Shares
Shares sold	420,593	$11,092,347	1,160,187	$33,279,687
Reinvestment of distributions	173,839	4,893,568	290,792	7,656,554
Shares reacquired	(4,069,903)	(97,297,008)	(2,033,224)	(59,074,811)
Decrease	(3,475,471)	$(81,311,093)	(582,245)	$(18,138,570)

Class F3 Shares
Shares sold	774,631	$19,864,073	660,493	$19,999,580
Reinvestment of distributions	101,791	2,958,048	110,980	3,009,774
Shares reacquired	(462,639)	(11,557,617)	(406,560)	(12,126,926)
Increase	413,783	$11,264,504	364,913	$10,882,428

Class I Shares
Shares sold	3,701,667	$89,286,348	180,777	$5,505,880
Reinvestment of distributions	60,169	1,740,705	82,792	2,237,040
Shares reacquired	(664,760)	(15,948,273)	(115,206)	(3,409,355)
Increase	3,097,076	$75,078,780	148,363	$4,333,565

Class R2 Shares
Shares sold	6,219	$131,828	4,782	$128,775
Reinvestment of distributions	2,172	57,439	4,691	116,299
Shares reacquired	(13,237)	(338,631)	(26,161)	(698,573)
Decrease	(4,846)	$(149,364)	(16,688)	$(453,499)

Class R3 Shares
Shares sold	81,558	$1,895,361	93,216	$2,573,701
Reinvestment of distributions	47,259	1,260,398	76,015	1,901,142
Shares reacquired	(185,565)	(4,388,762)	(240,531)	(6,568,862)
Decrease	(56,748)	$(1,233,003)	(71,300)	$(2,094,019)

Notes to Financial Statements (continued)

Alpha Strategy Fund	Year Ended October 31, 2022		Year Ended October 31, 2021
Class R4 Shares	Shares	Amount	Shares	Amount
Shares sold	43,237	$1,055,358	34,574	$971,847
Reinvestment of distributions	7,709	214,155	12,105	314,743
Shares reacquired	(26,068)	(644,269)	(59,024)	(1,668,467)
Increase (decrease)	24,878	$625,244	(12,345)	$(381,877)

Class R5 Shares
Shares sold	1,403	$36,326	2,244	$62,291
Reinvestment of distributions	927	26,825	2,152	58,163
Shares reacquired	(2,200)	(55,978)	(14,588)	(427,373)
Increase (decrease)	130	$7,173	(10,192)	$(306,919)

Class R6 Shares
Shares sold	16,553	$443,873	41,717	$1,206,996
Reinvestment of distributions	4,670	135,765	6,175	167,531
Shares reacquired	(26,343)	(626,939)	(54,466)	(1,579,276)
Decrease	(5,120)	$(47,301)	(6,574)	$(204,749)

Focused Growth Fund	Year Ended October 31, 2022		Year Ended October 31, 2021
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	396,135	$9,771,309	227,205	$6,974,750
Converted from Class C*	1,432	31,345	2,801	82,690
Reinvestment of distributions	81,357	2,549,714	31,858	880,243
Shares reacquired	(255,242)	(5,856,512)	(219,094)	(6,735,424)
Increase	223,682	$6,495,856	42,770	$1,202,259

Class C Shares
Shares sold	74,249	$1,781,015	25,353	$772,258
Reinvestment of distributions	11,210	342,685	4,406	120,046
Shares reacquired	(40,527)	(872,229)	(25,955)	(612,243)
Converted to Class A*	(1,475)	(31,345)	2,845	(82,690)
Increase	43,457	$1,220,126	6,649	$197,371

Class F Shares
Shares sold	166,061	$4,167,826	566,618	$17,517,555
Reinvestment of distributions	79,309	2,507,767	15,807	439,126
Shares reacquired	(404,634)	(9,462,265)	(286,846)	(9,271,791)
Increase (decrease)	(159,264)	$(2,786,672)	295,579	$8,684,890

Class I Shares
Shares sold	163,892	$4,072,166	32,702	$1,016,191
Reinvestment of distributions	23,950	757,292	6,880	191,131
Shares reacquired	(83,546)	(2,077,283)	(14,031)	(432,144)
Increase	104,296	$2,752,175	25,551	$775,178

Class R3 Shares
Shares sold	49	$1,298	–	$18
Reinvestment of distributions	–	5	–	–
Shares reacquired	(3)	(67)	–	–
Increase	46	$1,236	–	$18

Notes to Financial Statements (continued)

Focused Growth Fund	Year Ended October 31, 2022		Year Ended October 31, 2021
Class R6 Shares	Shares	Amount	Shares	Amount
Shares sold	79,659	$2,246,485	74,408	$2,307,033
Reinvestment of distributions	351	11,126	43	1,198
Shares reacquired	(29,183)	(862,513)	(51,112)	(1,603,459)
Increase	50,827	$1,395,098	23,339	$704,772

Focused Large Cap Value Fund	Year Ended October 31, 2022		Year Ended October 31, 2021
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	522,859	$7,806,341	468,989	$8,408,017
Converted from Class C*	2,720	45,779	–	–
Reinvestment of distributions	119,788	1,829,167	4,008	60,322
Shares reacquired	(206,267)	(2,943,377)	(109,618)	(1,958,950)
Increase	439,100	$6,737,910	363,379	$6,509,389

Class C Shares
Shares sold	294,709	$4,374,887	230,080	$4,169,543
Reinvestment of distributions	53,064	810,290	332	5,009
Shares reacquired	(191,143)	(2,576,365)	(46,492)	(847,693)
Converted to Class A*	(2,728)	(45,779)	–	–
Increase	153,902	$2,563,033	183,920	$3,326,859

Class F Shares
Shares sold	44,804	$674,669	372,465	$6,925,879
Reinvestment of distributions	33,125	511,778	126	1,909
Shares reacquired	(100,527)	(1,516,121)	(251,099)	(4,759,311)
Increase (decrease)	(22,598)	$(329,674)	121,492	$2,168,477

Class I Shares
Shares sold	10,544,245	$156,870,840	14,993,191	$245,204,603
Reinvestment of distributions	9,683,713	148,160,810	2,576,106	38,796,164
Shares reacquired	(54,608,514)	(745,176,296)	(16,135,630)	(300,086,544)
Increase (decrease)	(34,380,556)	$(440,144,646)	1,433,667	$(16,085,777)

Class R3 Shares
Shares sold	5,555	$84,189	31	$533
Reinvestment of distributions	11	162	–	6
Shares reacquired	(81)	(1,030)	–	–
Increase	5,485	$83,321	31	$539

Class R6 Shares
Shares sold	39,545	$600,827	77,715	$1,266,036
Shares reacquired	(21,457)	(307,987)	(25,361)	(463,081)
Increase	18,088	$292,840	52,354	$802,955

Notes to Financial Statements (continued)

Focused Small Cap Value Fund	Year Ended October 31, 2022		Year Ended October 31, 2021
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	360,517	$9,451,949	845,956	$23,174,025
Converted from Class C*	3,945	98,743	–	–
Reinvestment of distributions	73,104	2,071,275	1,225	28,969
Shares reacquired	(406,631)	(9,997,848)	(382,795)	(11,610,984)
Increase	30,935	$1,624,119	464,386	$11,592,010

Class C Shares
Shares sold	39,091	$1,158,476	175,936	$5,508,892
Reinvestment of distributions	16,003	483,303	27	673
Shares reacquired	(63,479)	(1,726,368)	(26,111)	(813,509)
Converted to Class A*	(3,715)	(98,743)	–	–
Increase (decrease)	(12,100)	$(183,332)	149,852	$4,696,056

Class F Shares
Shares sold	597,553	$17,996,358	3,317,447	$106,261,107
Reinvestment of distributions	203,787	6,291,383	904	23,071
Shares reacquired	(1,996,037)	(56,161,721)	(1,333,770)	(42,228,342)
Increase (decrease)	(1,194,697)	$(31,873,980)	1,984,581	$64,055,836

Class I Shares
Shares sold	525,655	$13,927,860	2,471,662	$64,816,148
Reinvestment of distributions	358,589	11,058,876	30,795	785,263
Shares reacquired	(1,320,013)	(36,962,298)	(2,361,182)	(74,138,893)
Increase (decrease)	(435,769)	$(11,975,562)	141,275	$(8,537,482)

Class R5 Shares
Shares sold	11,339	$324,585	74	$2,415
Reinvestment of distributions	8	239	–	–
Shares reacquired	(1,433)	(39,360)	–	–
Increase	9,914	$285,464	74	$2,415

Class R6 Shares
Shares sold	117,432	$3,526,499	397,673	$12,740,147
Reinvestment of distributions	19,995	617,633	–	–
Shares reacquired	(77,778)	(2,126,575)	(142,154)	(4,644,633)
Increase	59,649	$2,017,557	255,519	$8,095,514

Fundamental Equity Fund	Year Ended October 31, 2022		Year Ended October 31, 2021
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	4,566,647	$59,486,639	2,676,009	$35,640,102
Converted from Class C*	1,070,128	13,891,875	1,390,056	18,865,411
Reinvestment of distributions	10,960,284	149,498,278	1,687,369	20,096,561
Shares reacquired	(13,165,392)	(169,779,056)	(14,828,200)	(193,764,334)
Increase (decrease)	3,431,667	$53,097,736	(9,074,766)	$(119,162,260)

Notes to Financial Statements (continued)

Fundamental Equity Fund	Year Ended October 31, 2022		Year Ended October 31, 2021
Class C Shares	Shares	Amount	Shares	Amount
Shares sold	570,172	$6,312,421	445,808	$5,156,014
Reinvestment of distributions	577,042	6,791,781	54,080	565,135
Shares reacquired	(561,772)	(6,197,137)	(1,216,486)	(13,961,855)
Converted to Class A*	(1,243,752)	(13,891,875)	(1,589,677)	(18,865,411)
Decrease	(658,310)	$(6,984,810)	(2,306,275)	$(27,106,117)

Class F Shares
Shares sold	751,749	$9,711,281	1,246,981	$16,078,637
Reinvestment of distributions	1,245,581	16,740,603	213,893	2,513,246
Shares reacquired	(6,154,861)	(77,191,656)	(2,761,188)	(35,756,240)
Decrease	(4,157,531)	$(50,739,772)	(1,300,314)	$(17,164,357)

Class F3 Shares
Shares sold	241,135	$3,190,729	208,976	$2,855,973
Reinvestment of distributions	164,485	2,276,471	28,553	344,061
Shares reacquired	(275,582)	(3,618,522)	(368,288)	(4,913,026)
Increase (decrease)	130,038	$1,848,678	(130,759)	$(1,712,992)

Class I Shares
Shares sold	28,953,306	$353,649,201	2,920,077	$40,739,479
Reinvestment of distributions	2,368,365	32,541,337	493,649	5,913,918
Shares reacquired	(5,158,276)	(69,470,598)	(9,477,972)	(122,050,051)
Increase (decrease)	26,163,395	$316,719,940	(6,064,246)	$(75,396,654)

Class P Shares
Shares sold	25,663	$322,003	124,281	$1,712,500
Reinvestment of distributions	40,887	544,609	5,670	66,114
Shares reacquired	(62,550)	(799,006)	(147,627)	(1,945,316)
Increase (decrease)	4,000	$67,606	(17,676)	$(166,702)

Class R2 Shares
Shares sold	25,458	$312,357	32,455	$430,641
Reinvestment of distributions	27,914	371,250	3,723	43,336
Shares reacquired	(101,687)	(1,328,416)	(112,128)	(1,489,358)
Decrease	(48,315)	$(644,809)	(75,950)	$(1,015,381)

Class R3 Shares
Shares sold	641,604	$8,068,438	669,634	$8,680,825
Reinvestment of distributions	725,199	9,674,156	114,003	1,331,556
Shares reacquired	(2,031,052)	(25,963,618)	(2,350,779)	(30,566,662)
Decrease	(664,249)	$(8,221,024)	(1,567,142)	$(20,554,281)

Class R4 Shares
Shares sold	58,639	$755,938	81,998	$1,132,180
Reinvestment of distributions	25,150	341,292	2,821	33,433
Shares reacquired	(43,509)	(570,329)	(97,206)	(1,336,153)
Increase (decrease)	40,280	$526,901	(12,387)	$(170,540)

Notes to Financial Statements (continued)

Fundamental Equity Fund	Year Ended October 31, 2022		Year Ended October 31, 2021
Class R5 Shares	Shares	Amount	Shares	Amount
Shares sold	14,077	$178,959	28,735	$393,931
Reinvestment of distributions	8,304	114,175	1,707	20,468
Shares reacquired	(25,572)	(345,160)	(49,981)	(674,551)
Decrease	(3,191)	$(52,026)	(19,539)	$(260,152)

Class R6 Shares
Shares sold	745,885	$9,933,041	187,199	$2,566,578
Reinvestment of distributions	99,623	1,379,776	15,967	192,556
Shares reacquired	(1,272,178)	(17,160,338)	(205,674)	(2,664,892)
Increase (decrease)	(426,670)	$(5,847,521)	(2,508)	$94,242

Global Equity Fund	Year Ended October 31, 2022		Year Ended October 31, 2021
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	80,620	$1,080,825	103,176	$1,557,336
Converted from Class C*	5,792	74,458	1,862	27,152
Reinvestment of distributions	49,363	689,106	11,222	158,567
Shares reacquired	(65,323)	(890,584)	(22,473)	(336,424)
Increase	70,452	$953,805	93,787	$1,406,631

Class C Shares
Shares sold	8,390	$102,070	9,030	$136,360
Reinvestment of distributions	7,990	110,825	1,848	25,985
Shares reacquired	(25,907)	(309,405)	(1,802)	(27,094)
Converted to Class A*	(5,849)	(74,458)	(1,873)	(27,152)
Increase (decrease)	(15,376)	$(170,968)	7,203	$108,099

Class F Shares
Shares sold	8,446	$111,681	23,396	$366,257
Reinvestment of distributions	3,121	43,660	198	2,796
Shares reacquired	(28,375)	(325,895)	(9,212)	(136,295)
Increase (decrease)	(16,808)	$(170,554)	14,382	$232,758

Class I Shares
Shares reacquired	(15,129)	$(164,000)	(670)	$(10,000)
Decrease	(15,129)	$(164,000)	(670)	$(10,000)

Class R3 Shares
Shares sold	27,632	$393,703	28,939	$437,198
Reinvestment of distributions	4,566	63,283	818	11,511
Shares reacquired	(15,776)	(183,248)	(20,440)	(299,203)
Increase	16,422	$273,738	9,317	$149,506

Class R4 Shares
Shares sold	44,130	$596,813	–	$–
Shares reacquired	(79)	(943)	–	–
Increase	44,051	$595,870	–	$–

Class R6 Shares
Shares sold	23,651	$339,679	22,941	$361,456
Shares reacquired	(16,012)	(224,662)	(358)	(4,957)
Increase	7,639	$115,017	22,583	$356,499

Notes to Financial Statements (continued)

Growth Leaders Fund	Year Ended October 31, 2022		Year Ended October 31, 2021
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	10,338,714	$353,041,641	12,618,737	$583,012,996
Converted from Class C*	3,086,385	102,434,587	1,575,362	74,374,788
Reinvestment of distributions	11,264,076	480,863,383	4,198,551	175,541,399
Shares reacquired	(16,855,393)	(552,710,672)	(12,365,757)	(566,553,743)
Increase	7,833,782	$383,628,939	6,026,893	$266,375,440

Class C Shares
Shares sold	3,270,784	$98,246,996	4,528,845	$188,073,952
Reinvestment of distributions	6,190,529	230,225,777	2,592,659	97,795,114
Shares reacquired	(6,360,362)	(182,079,564)	(4,706,111)	(194,784,763)
Converted to Class A*	(3,551,528)	(102,434,587)	(1,751,967)	(74,374,788)
Increase (decrease)	(450,577)	$43,958,622	663,426	$16,709,515

Class F Shares
Shares sold	27,783,993	$992,176,037	37,605,038	$1,779,963,107
Reinvestment of distributions	16,227,132	716,427,881	6,025,591	258,256,825
Shares reacquired	(95,719,769)	(3,072,794,593)	(26,348,047)	(1,246,249,512)
Increase (decrease)	(51,708,644)	$(1,364,190,675)	17,282,582	$791,970,420

Class F3 Shares
Shares sold	6,006,983	$208,833,101	8,538,984	$411,256,288
Reinvestment of distributions	2,856,896	128,188,907	661,604	28,720,216
Shares reacquired	(6,145,599)	(212,693,470)	(2,567,381)	(123,713,803)
Increase	2,718,280	$124,328,538	6,633,207	$316,262,701

Class I Shares
Shares sold	76,152,248	$2,342,464,611	7,523,038	$361,849,545
Reinvestment of distributions	5,228,281	232,919,899	2,243,922	96,892,532
Shares reacquired	(29,422,402)	(928,610,855)	(10,114,172)	(474,476,907)
Increase (decrease)	51,958,127	$1,646,773,655	(347,212)	$(15,734,830)

Class R2 Shares
Shares sold	39,421	$1,263,951	57,980	$2,630,122
Reinvestment of distributions	14,439	596,203	3,327	135,853
Shares reacquired	(33,178)	(983,712)	(34,978)	(1,607,330)
Increase	20,682	$876,442	26,329	$1,158,645

Class R3 Shares
Shares sold	199,861	$6,245,685	127,159	$5,737,355
Reinvestment of distributions	104,557	4,314,020	49,580	2,021,888
Shares reacquired	(197,986)	(5,722,139)	(203,986)	(9,264,032)
Increase (decrease)	106,432	$4,837,566	(27,247)	$(1,504,789)

Class R4 Shares
Shares sold	139,359	$4,820,502	131,947	$6,088,231
Reinvestment of distributions	48,603	2,075,821	18,437	771,054
Shares reacquired	(127,849)	(4,480,967)	(98,280)	(4,540,228)
Increase	60,113	$2,415,356	52,104	$2,319,057

Notes to Financial Statements (continued)

Growth Leaders Fund	Year Ended October 31, 2022		Year Ended October 31, 2021
Class R5 Shares	Shares	Amount	Shares	Amount
Shares sold	90,988	$3,018,150	202,881	$9,556,872
Reinvestment of distributions	79,851	3,558,947	31,460	1,359,076
Shares reacquired	(181,553)	(6,313,507)	(199,722)	(9,546,091)
Increase (decrease)	(10,714)	$263,590	34,619	$1,369,857

Class R6 Shares
Shares sold	1,594,060	$57,419,248	2,274,302	$109,538,930
Reinvestment of distributions	564,971	25,350,238	82,190	3,567,873
Shares reacquired	(1,003,005)	(37,177,211)	(547,006)	(26,351,826)
Increase	1,156,026	$45,592,275	1,809,486	$86,754,977

Health Care Fund	Year Ended October 31, 2022		Year Ended October 31, 2021
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	65,718	$1,176,184	93,469	$1,888,394
Converted from Class C*	715	12,881	1,078	20,376
Reinvestment of distributions	12,293	235,294	13,407	242,002
Shares reacquired	(52,363)	(907,352)	(53,158)	(1,062,543)
Increase	26,363	$517,007	54,796	$1,088,229

Class C Shares
Shares sold	5,723	$105,182	42,736	$851,529
Reinvestment of distributions	2,622	49,195	2,699	48,170
Shares reacquired	(7,534)	(128,034)	(25,051)	(504,667)
Converted to Class A*	(731)	(12,881)	(1,093)	(20,376)
Increase	80	$13,462	19,291	$374,656

Class F Shares
Shares sold	9,247	$162,678	23,496	$473,930
Reinvestment of distributions	1,895	36,509	491	8,898
Shares reacquired	(16,088)	(280,513)	(3,040)	(61,905)
Increase (decrease)	(4,946)	$(81,326)	20,947	$420,923

Class R6 Shares
Shares sold	12,669	$237,933	75,313	$1,486,080
Reinvestment of distributions	16	309	–	–
Shares reacquired	(14,296)	(261,123)	(7,643)	(153,462)
Increase (decrease)	(1,611)	$(22,881)	67,670	$1,332,618

International Equity Fund	Year Ended October 31, 2022		Year Ended October 31, 2021
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	605,346	$8,476,787	866,494	$14,280,450
Converted from Class C*	43,821	584,888	33,029	558,425
Reinvestment of distributions	1,380,863	20,892,453	125,034	1,944,287
Shares reacquired	(1,700,637)	(23,347,163)	(1,553,164)	(25,640,612)
Increase (decrease)	329,393	$6,606,965	(528,607)	$(8,857,450)

Notes to Financial Statements (continued)

International Equity Fund	Year Ended October 31, 2022		Year Ended October 31, 2021
Class C Shares	Shares	Amount	Shares	Amount
Shares sold	20,602	$285,153	52,720	$859,771
Reinvestment of distributions	51,685	781,993	1,234	19,178
Shares reacquired	(102,120)	(1,304,589)	(87,845)	(1,453,229)
Converted to Class A*	(43,962)	(584,888)	(33,171)	(558,425)
Decrease	(73,795)	$(822,331)	(67,062)	$(1,132,705)

Class F Shares
Shares sold	135,834	$1,971,941	757,577	$12,936,223
Reinvestment of distributions	187,027	2,814,751	9,333	144,479
Shares reacquired	(1,046,704)	(14,998,501)	(133,899)	(2,239,606)
Increase (decrease)	(723,843)	$(10,211,809)	633,011	$10,841,096

Class F3 Shares
Shares sold	240,527	$3,369,781	80,444	$1,368,799
Reinvestment of distributions	45,022	690,193	4,387	69,008
Shares reacquired	(109,028)	(1,475,564)	(84,279)	(1,411,344)
Increase	176,521	$2,584,410	552	$26,463

Class I Shares
Shares sold	354,432	$4,704,078	30,175	$521,302
Reinvestment of distributions	1,248,929	19,096,120	178,682	2,805,307
Shares reacquired	(755,216)	(9,822,369)	(3,953,549)	(64,868,896)
Increase (decrease)	848,145	$13,977,829	(3,744,692)	$(61,542,287)

Class P Shares
Shares sold	–	$5	7	$103
Reinvestment of distributions	91	1,376	18	278
Shares reacquired	(2)	(27)	(2,120)	(33,178)
Increase (decrease)	89	$1,354	(2,095)	$(32,797)

Class R2 Shares
Shares sold	2,018	$26,451	1,510	$25,044
Reinvestment of distributions	1,278	19,394	59	914
Shares reacquired	(1,013)	(13,072)	(1,723)	(29,536)
Increase (decrease)	2,283	$32,773	(154)	$(3,578)

Class R3 Shares
Shares sold	61,286	$804,890	60,283	$986,472
Reinvestment of distributions	45,198	673,002	3,356	51,482
Shares reacquired	(89,703)	(1,195,534)	(117,485)	(1,908,756)
Increase (decrease)	16,781	$282,358	(53,846)	$(870,802)

Class R4 Shares
Shares sold	22,879	$313,462	22,758	$374,708
Reinvestment of distributions	12,009	180,612	988	15,301
Shares reacquired	(17,590)	(252,827)	(15,169)	(250,732)
Increase	17,298	$241,247	8,577	$139,277

Notes to Financial Statements (continued)

International Equity Fund	Year Ended October 31, 2022		Year Ended October 31, 2021
Class R5 Shares	Shares	Amount	Shares	Amount
Shares sold	1,361	$19,378	528	$8,854
Reinvestment of distributions	499	7,581	54	848
Shares reacquired	(5,202)	(79,784)	(800)	(13,844)
Decrease	(3,342)	$(52,825)	(218)	$(4,142)

Class R6 Shares
Shares sold	26,358	$391,009	95,921	$1,640,453
Reinvestment of distributions	11,994	183,755	71	1,124
Shares reacquired	(47,931)	(643,127)	(20,345)	(336,541)
Increase (decrease)	(9,579)	$(68,363)	75,647	$1,305,036

International Opportunities Fund	Year Ended October 31, 2022		Year Ended October 31, 2021
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	540,543	$9,823,193	1,020,365	$20,734,426
Converted from Class C*	87,314	1,535,005	56,486	1,157,283
Reinvestment of distributions	143,264	2,819,436	–	–
Shares reacquired	(1,149,008)	(20,011,960)	(1,129,310)	(22,544,684)
Decrease	(377,887)	$(5,834,326)	(52,459)	$(652,975)

Class C Shares
Shares sold	45,141	$751,483	98,943	$1,805,973
Reinvestment of distributions	12,065	218,612	–	–
Shares reacquired	(168,632)	(2,746,186)	(184,163)	(3,387,765)
Converted to Class A*	(95,135)	(1,535,005)	(61,458)	(1,157,283)
Decrease	(206,561)	$(3,311,096)	(146,678)	$(2,739,075)

Class F Shares
Shares sold	280,053	$5,075,588	603,623	$11,596,436
Reinvestment of distributions	60,590	1,180,901	–	–
Shares reacquired	(1,992,900)	(34,508,744)	(809,112)	(15,871,515)
Decrease	(1,652,257)	$(28,252,255)	(205,489)	$(4,275,079)

Class F3 Shares
Shares sold	647,248	$12,087,069	568,476	$12,066,160
Reinvestment of distributions	36,746	751,094	–	–
Shares reacquired	(387,143)	(6,987,281)	(276,690)	(5,795,476)
Increase	296,851	$5,850,882	291,786	$6,270,684

Class I Shares
Shares sold	1,816,657	$31,183,216	509,328	$10,221,845
Reinvestment of distributions	229,563	4,664,717	–	–
Shares reacquired	(755,805)	(13,319,894)	(814,010)	(17,506,626)
Increase (decrease)	1,290,415	$22,528,039	(304,682)	$(7,284,781)

Class P Shares
Shares sold	889	$16,507	310	$6,474
Reinvestment of distributions	136	2,744	–	–
Shares reacquired	(3)	(57)	(1,318)	(28,552)
Increase (decrease)	1,022	$19,194	(1,008)	$(22,078)

Notes to Financial Statements (continued)

International Opportunities Fund	Year Ended October 31, 2022		Year Ended October 31, 2021
Class R2 Shares	Shares	Amount	Shares	Amount
Shares sold	29,317	$515,255	19,444	$387,386
Reinvestment of distributions	2,535	48,946	–	–
Shares reacquired	(32,345)	(582,538)	(50,635)	(1,000,966)
Decrease	(493)	$(18,337)	(31,191)	$(613,580)

Class R3 Shares
Shares sold	52,180	$892,532	98,606	$1,906,895
Reinvestment of distributions	5,703	110,011	–	–
Shares reacquired	(100,979)	(1,759,227)	(769,436)	(15,146,837)
Decrease	(43,096)	$(756,684)	(670,830)	$(13,239,942)

Class R4 Shares
Shares sold	17,158	$297,506	38,326	$767,766
Reinvestment of distributions	2,323	45,479	–	–
Shares reacquired	(23,025)	(425,375)	(216,539)	(3,983,010)
Decrease	(3,544)	$(82,390)	(178,213)	$(3,215,244)

Class R5 Shares
Shares sold	17,487	$318,955	40,176	$803,376
Reinvestment of distributions	3,892	79,057	–	–
Shares reacquired	(47,417)	(830,360)	(871,351)	(17,560,650)
Decrease	(26,038)	$(432,348)	(831,175)	$(16,757,274)

Class R6 Shares
Shares sold	189,120	$3,541,519	540,028	$10,832,601
Reinvestment of distributions	21,471	438,873	–	–
Shares reacquired	(309,336)	(5,775,413)	(1,373,932)	(27,830,416)
Decrease	(98,745)	$(1,795,021)	(833,904)	$(16,997,815)

International Value Fund	Year Ended October 31, 2022		Year Ended October 31, 2021
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	2,510,051	$18,393,145	3,061,134	$23,907,213
Converted from Class C*	387,293	2,769,843	606,743	4,752,785
Reinvestment of distributions	1,381,895	9,614,061	831,708	6,490,509
Shares reacquired	(5,029,245)	(35,692,616)	(5,124,680)	(39,688,743)
Decrease	(750,006)	$(4,915,567)	(625,095)	$(4,538,236)

Class C Shares
Shares sold	76,027	$576,170	69,931	$547,796
Reinvestment of distributions	40,599	283,865	33,787	260,067
Shares reacquired	(248,880)	(1,786,583)	(321,117)	(2,473,707)
Converted to Class A*	(390,520)	(2,769,843)	(611,906)	(4,752,785)
Decrease	(522,774)	$(3,696,391)	(829,305)	$(6,418,629)

Class F Shares
Shares sold	298,843	$2,203,821	447,227	$3,520,651
Reinvestment of distributions	108,363	775,738	95,359	748,699
Shares reacquired	(2,436,869)	(18,196,242)	(815,451)	(6,336,462)
Decrease	(2,029,663)	$(15,216,683)	(272,865)	$(2,067,112)

Notes to Financial Statements (continued)

International Value Fund	Year Ended October 31, 2022		Year Ended October 31, 2021
Class F3 Shares	Shares	Amount	Shares	Amount
Shares sold	1,192,368	$8,683,417	739,152	$5,894,112
Reinvestment of distributions	168,914	1,177,485	91,373	718,721
Shares reacquired	(769,911)	(5,562,192)	(733,863)	(5,776,493)
Increase	591,371	$4,298,710	96,662	$836,340

Class I Shares
Shares sold	2,440,075	$17,754,791	13,551,374	$109,805,842
Reinvestment of distributions	1,734,831	12,464,851	1,142,639	9,028,328
Shares reacquired	(26,735,085)	(180,669,051)	(5,696,989)	(42,372,150)
Increase (decrease)	(22,560,179)	$(150,449,409)	8,997,024	$76,462,020

Class R2 Shares
Shares sold	5,210	$39,418	1,002	$8,031
Reinvestment of distributions	242	1,692	74	591
Shares reacquired	(1,742)	(13,611)	(988)	(7,800)
Increase	3,710	$27,499	88	$822

Class R3 Shares
Shares sold	553,597	$4,422,777	131,877	$1,063,380
Reinvestment of distributions	41,155	288,400	20,973	165,652
Shares reacquired	(474,190)	(3,618,398)	(192,616)	(1,485,389)
Increase (decrease)	120,562	$1,092,779	(39,766)	$(256,357)

Class R4 Shares
Shares sold	3,802	$28,056	15,394	$117,905
Reinvestment of distributions	949	6,611	408	3,223
Shares reacquired	(6,105)	(41,740)	(2,743)	(20,780)
Increase (decrease)	(1,354)	$(7,073)	13,059	$100,348

Class R5 Shares
Shares sold	779	$5,118	515	$4,185
Reinvestment of distributions	12	81	7	53
Shares reacquired	(488)	(3,832)	(102)	(849)
Increase	303	$1,367	420	$3,389

Class R6 Shares
Shares sold	130,461	$1,025,220	24,459	$187,780
Reinvestment of distributions	3,018	20,700	154	1,230
Shares reacquired	(82,065)	(623,584)	(10,950)	(83,632)
Increase	51,414	$422,336	13,663	$105,378

Micro Cap Growth Fund	Year Ended October 31, 2022		Year Ended October 31, 2021
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	407,517	$6,122,999	3,899,533	$79,008,714
Converted from Class C*	4,470	64,278	2,848	55,236
Reinvestment of distributions	–	–	216,420	3,339,369
Shares reacquired	(962,163)	(14,689,692)	(1,635,265)	(31,860,611)
Increase (decrease)	(550,176)	$(8,502,415)	2,483,536	$50,542,708

Notes to Financial Statements (continued)

Micro Cap Growth Fund	Year Ended October 31, 2022		Year Ended October 31, 2021
Class C Shares	Shares	Amount	Shares	Amount
Shares sold	24,972	$453,379	610,825	$15,046,196
Reinvestment of distributions	–	–	16,075	303,011
Shares reacquired	(188,507)	(3,305,036)	(89,983)	(2,091,787)
Converted to Class A*	(3,698)	(64,278)	(2,341)	(55,236)
Increase (decrease)	(167,233)	$(2,915,935)	534,576	$13,202,184

Class F Shares
Shares sold	700,866	$13,252,990	10,540,463	$266,716,166
Reinvestment of distributions	–	–	199,630	3,773,009
Shares reacquired	(5,305,389)	(91,358,721)	(4,292,107)	(101,849,880)
Increase (decrease)	(4,604,523)	$(78,105,731)	6,447,986	$168,639,295

Class I Shares
Shares sold	3,395,449	$55,047,222	2,545,959	$61,392,303
Reinvestment of distributions	–	–	890,870	16,837,445
Shares reacquired	(1,197,112)	(20,324,862)	(1,330,048)	(31,678,949)
Increase	2,198,337	$34,722,360	2,106,781	$46,550,799

Value Opportunities Fund	Year Ended October 31, 2022		Year Ended October 31, 2021
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	3,241,657	$62,191,619	3,005,986	$64,495,583
Converted from Class C*	403,054	7,570,153	505,585	11,030,413
Reinvestment of distributions	4,619,163	99,450,571	1,967,336	36,454,708
Shares reacquired	(6,719,096)	(126,038,106)	(6,408,852)	(134,991,512)
Increase (decrease)	1,544,778	$43,174,237	(929,945)	$(23,010,808)

Class C Shares
Shares sold	290,112	$4,562,011	644,345	$11,394,166
Reinvestment of distributions	614,919	10,834,876	284,339	4,458,433
Shares reacquired	(953,511)	(14,741,355)	(900,371)	(16,016,634)
Converted to Class A*	(493,715)	(7,570,153)	(599,570)	(11,030,413)
Decrease	(542,195)	$(6,914,621)	(571,257)	$(11,194,448)

Class F Shares
Shares sold	973,884	$19,644,829	1,797,604	$37,847,528
Reinvestment of distributions	1,001,710	22,217,936	439,721	8,363,493
Shares reacquired	(5,353,637)	(101,507,414)	(2,441,356)	(51,421,396)
Decrease	(3,378,043)	$(59,644,649)	(204,031)	$(5,210,375)

Class F3 Shares
Shares sold	1,390,675	$28,001,791	1,596,849	$36,558,401
Reinvestment of distributions	1,280,669	29,429,775	608,403	11,930,790
Shares reacquired	(2,091,701)	(42,524,914)	(3,195,857)	(71,397,694)
Increase (decrease)	579,643	$14,906,652	(990,605)	$(22,908,503)

Class I Shares
Shares sold	4,207,306	$80,562,563	6,520,855	$152,442,751
Reinvestment of distributions	2,122,183	48,300,878	675,691	13,148,938
Shares reacquired	(9,155,084)	(183,438,438)	(2,888,534)	(63,604,654)
Increase (decrease)	(2,825,595)	$(54,574,997)	4,308,012	$101,987,035

Notes to Financial Statements (concluded)

Value Opportunities Fund	Year Ended October 31, 2022		Year Ended October 31, 2021
Class P Shares	Shares	Amount	Shares	Amount
Shares sold	94,269	$1,776,909	79,069	$1,623,649
Reinvestment of distributions	101,102	2,111,009	50,134	906,422
Shares reacquired	(164,771)	(3,005,063)	(387,193)	(7,742,666)
Increase (decrease)	30,600	$882,855	(257,990)	$(5,212,595)

Class R2 Shares
Shares sold	68,239	$1,247,978	31,406	$644,725
Reinvestment of distributions	36,753	740,566	16,949	297,456
Shares reacquired	(85,347)	(1,510,262)	(90,409)	(1,814,660)
Increase (decrease)	19,645	$478,282	(42,054)	$(872,479)

Class R3 Shares
Shares sold	234,054	$4,297,300	392,875	$8,002,976
Reinvestment of distributions	257,856	5,296,366	139,781	2,492,301
Shares reacquired	(408,430)	(7,379,086)	(1,219,492)	(24,413,278)
Increase (decrease)	83,480	$2,214,580	(686,836)	$(13,918,001)

Class R4 Shares
Shares sold	288,149	$5,446,860	289,822	$6,215,019
Reinvestment of distributions	236,131	5,076,819	106,339	1,968,337
Shares reacquired	(589,324)	(11,285,136)	(657,886)	(13,558,997)
Decrease	(65,044)	$(761,457)	(261,725)	$(5,375,641)

Class R5 Shares
Shares sold	21,351	$380,491	20,489	$459,253
Reinvestment of distributions	9,868	224,797	5,925	115,427
Shares reacquired	(44,461)	(921,109)	(54,178)	(1,187,542)
Decrease	(13,242)	$(315,821)	(27,764)	$(612,862)

Class R6 Shares
Shares sold	272,372	$5,698,962	438,800	$10,002,897
Reinvestment of distributions	187,129	4,296,484	75,851	1,485,915
Shares reacquired	(438,448)	(8,438,261)	(399,116)	(9,017,125)
Increase	21,053	$1,557,185	115,535	$2,471,687

*	Automatic conversion of Class C shares occurs on the 25th day of the month (or, if the 25th day was not a business day, the next business day thereafter) following the eighth anniversary of the month on which the purchase order was accepted.

17.	Foreign Witholding Tax Claims

The International Equity and International Value Funds have made additional filings with several foreign governments for potential reclaims to recover foreign withholding taxes paid in prior years in addition to reclaims regularly filed under statutory reclaimable taxes. The total amount of such additional tax claims received by International Equity Fund and International Value Fund during the year ended October 31, 2022 were $2,426,196 and $8,560,072, respectively, and are included within Dividends on the Statements of Operations. International Equity Fund and International Value Fund are expected to seek closing agreements with the Internal Revenue Service (“IRS”) to address any prior years’ U.S. income tax liabilities attributable to shareholders resulting from these recoveries of foreign taxes paid. The closing agreements would result in paying a compliance fee to the IRS, on behalf of shareholders, representing the estimated tax savings generated from foreign tax credits claimed by shareholders on their tax returns in prior years. The International Equity and International Value Funds have accrued a liability for the estimated IRS compliance fees related to foreign withholding tax claims, which is disclosed in the Statements of Assets and Liabilities, in the amount of $684,970 and $3,524,977, respectively. The actual IRS compliance fees may differ from the estimates and those differences may be material.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Lord Abbett Securities Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Lord Abbett Securities Trust comprising the Lord Abbett Alpha Strategy Fund, Lord Abbett Focused Growth Fund, Lord Abbett Focused Large Cap Value Fund, Lord Abbett Focused Small Cap Value Fund, Lord Abbett Fundamental Equity Fund, Lord Abbett Global Equity Fund, Lord Abbett Growth Leaders Fund, Lord Abbett Health Care Fund, Lord Abbett International Equity Fund, Lord Abbett International Opportunities Fund, Lord Abbett International Value Fund, Lord Abbett Micro-Cap Growth Fund, and Lord Abbett Value Opportunities Fund (the “Funds”), including the schedules of investments, as of October 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended for the Funds, except for the funds listed in the table below; the financial highlights for the periods indicated in the table below for the funds listed in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds listed above constituting Lord Abbett Securities Trust as of October 31, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (or for the period listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

Individual Funds Comprising Lord Abbett Securities Trust	Financial Highlights
Lord Abbett Focused Growth Fund	For the years ended October 31, 2022, 2021 and 2020, and the period from January 30, 2019 (commencement of operations) through October 31, 2019
Lord Abbett Focused Large Cap Value Fund	For the years ended October 31, 2022, 2021 and 2020, and the period from July 26, 2019 (commencement of operations) through October 31, 2019
Lord Abbett Health Care Fund	For the years ended October 31, 2022, 2021 and 2020, and the period from July 26, 2019 (commencement of operations) through October 31, 2019

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP
New York, New York
December 22, 2022

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

Investments in Underlying Funds (unaudited)

Alpha Strategy Fund invests in Underlying Funds managed by Lord Abbett. As of October 31, 2022, Alpha Strategy Fund’s long-term investments were allocated among the Underlying Funds as follows:

Alpha Strategy Fund’s Investments:

Underlying Fund Name	%
Lord Abbett Developing Growth Fund, Inc. - Class I	19.92%
Lord Abbett Securities Trust-Focused Small Cap Value Fund - Class I	10.13%
Lord Abbett Securities Trust-International Opportunities Fund - Class I	19.50%
Lord Abbett Securities Trust-Micro Cap Growth Fund - Class I	10.18%
Lord Abbett Research Fund, Inc.-Small Cap Value Fund - Class I	20.21%
Lord Abbett Securities Trust-Value Opportunities Fund - Class I	20.06%
Total	100.00%

Lord Abbett Developing Growth Fund, Inc.

Ten Largest Holdings	% of Investments
Calix, Inc.	2.96%
Shockwave Medical, Inc.	2.14%
Lantheus Holdings, Inc.	2.12%
Krystal Biotech, Inc.	2.11%
Chart Industries, Inc.	2.11%
Livent Corp.	2.07%
Karuna Therapeutics, Inc.	2.01%
Cytokinetics, Inc.	1.99%
Sarepta Therapeutics, Inc.	1.95%
HealthEquity, Inc.	1.89%

Holdings by Sector	% of Investments
Communication Services	2.77%
Consumer Discretionary	9.12%
Consumer Staples	2.31%
Energy	2.64%
Financials	1.51%
Health Care	31.61%
Industrials	20.42%
Information Technology	22.50%
Materials	4.28%
Money Market Funds	1.09%
Time Deposits	0.12%
Repurchase Agreements	1.63%
Total	100.00%

Investments in Underlying Funds (unaudited) (continued)

Lord Abbett Securities Trust - Focused Small Cap Value Fund

Ten Largest Holdings	% of Investments
International Money Express, Inc.	4.09%
EMCOR Group, Inc.	4.00%
Cars.com, Inc.	3.68%
Organon & Co.	3.66%
SP Plus Corp.	3.55%
Belden, Inc.	3.47%
First BanCorp	2.97%
MRC Global, Inc.	2.93%
Columbus McKinnon Corp.	2.85%
Kemper Corp.	2.85%

Holdings by Sector	% of Investments
Communication Services	6.22%
Consumer Discretionary	6.86%
Consumer Staples	4.18%
Energy	8.97%
Financials	28.76%
Health Care	5.92%
Industrials	18.43%
Information Technology	8.99%
Materials	5.07%
Real Estate	6.60%
Total	100.00%

Lord Abbett Securities Trust - International Opportunities Fund

Ten Largest Holdings	% of Investments
Brookfield Infrastructure Corp.	2.73%
ANDRITZ AG	2.52%
Britvic plc	2.23%
SHO-BOND Holdings Co. Ltd.	2.03%
REN - Redes Energeticas Nacionais SGPS SA	2.00%
Axfood AB	1.84%
Loomis AB	1.83%
Tecan Group AG	1.68%
Aixtron SE	1.67%
Okinawa Cellular Telephone Co.	1.64%

Holdings by Sector	% of Investments
Communication Services	4.15%
Consumer Discretionary	11.75%
Consumer Staples	7.75%
Energy	4.32%
Financials	14.42%
Health Care	5.39%
Industrials	21.72%
Information Technology	11.43%
Materials	9.02%
Real Estate	3.68%
Utilities	4.73%
Money Market Funds	0.04%
Time Deposits	0.00%
Repurchase Agreements	1.60%
Total	100.00%

Investments in Underlying Funds (unaudited) (continued)

Lord Abbett Securities Trust - Micro Cap Growth Fund

Ten Largest Holdings	% of Investments
Fidelity Government Portfolio	4.26%
Ventyx Biosciences, Inc.	3.22%
Impinj, Inc.	3.12%
ICF International, Inc.	2.80%
Calix, Inc.	2.76%
Agilysys, Inc.	2.56%
Krystal Biotech, Inc.	2.42%
Xenon Pharmaceuticals, Inc.	2.41%
Kura Sushi USA, Inc.	2.11%
Rambus, Inc.	2.09%

Holdings by Sector	% of Investments
Communication Services	3.27%
Consumer Discretionary	9.15%
Consumer Staples	5.47%
Energy	1.58%
Financials	1.88%
Health Care	36.50%
Industrials	11.22%
Information Technology	24.18%
Materials	0.78%
Money Market Funds	4.26%
Time Deposits	0.47%
Repurchase Agreeements	1.24%
Total	100.00%

Lord Abbett Research Fund, Inc. - Small Cap Value Fund

Ten Largest Holdings	% of Investments
International Money Express, Inc.	2.70%
First BanCorp	2.69%
Cars.com, Inc.	2.19%
EMCOR Group, Inc.	2.18%
Permian Resources Corp.	2.09%
Belden, Inc.	2.08%
Heritage Financial Corp.	2.06%
Applied Industrial Technologies, Inc.	2.01%
Crane Holdings Co.	1.99%
Curtiss-Wright Corp.	1.95%

Investments in Underlying Funds (unaudited) (concluded)

Holdings by Sector	% of Investments
Communication Services	4.74%
Consumer Discretionary	7.18%
Consumer Staples	5.98%
Energy	6.85%
Financials	24.22%
Health Care	6.06%
Industrials	20.79%
Information Technology	9.45%
Materials	5.88%
Real Estate	6.10%
Utilities	2.22%
Repurchase Agreements	0.53%
Total	100.00%

Lord Abbett Securities Trust - Value Opportunities Fund

Ten Largest Holdings	% of Investments
Molina Healthcare, Inc.	2.82%
Chesapeake Energy Corp.	2.80%
Booz Allen Hamilton Holding Corp.	2.53%
American Financial Group, Inc./OH	2.46%
BJ’s Wholesale Club Holdings, Inc.	2.37%
Crane Holdings Co.	2.33%
EMCOR Group, Inc.	2.28%
First BanCorp	2.10%
AerCap Holdings NV	1.97%
STERIS plc	1.84%

Holdings by Sector	% of Investments
Communication Services	1.05%
Consumer Discretionary	9.20%
Consumer Staples	3.24%
Energy	5.88%
Financials	16.97%
Health Care	13.69%
Industrials	18.98%
Information Technology	10.77%
Materials	7.09%
Real Estate	6.82%
Utilities	3.08%
Repurchase Agreements	3.23%
Total	100.00%

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the state of organization. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the investment adviser. Generally, each Board member holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Independent Board Members

The following Independent Board Members also are board members of each of the 14 investment companies in the Lord Abbett Family of Funds, which consist of 62 investment portfolios.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Board member since 2011	Principal Occupation: None. Other Directorships: None.
Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Board member since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Previously served as director of Anthem, Inc., a health benefits company (1994–2021).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Board member since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None.
James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2012	Principal Occupation: Owner of McTaggart LLC (since 2011). Other Directorships: None.
Charles O. Prince Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1950)	Board member since 2019

Principal Occupation: None. Formerly Chairman and Chief Executive Officer, Citigroup, Inc. (Retired 2007).

Other Directorships: Previously served as director of Johnson & Johnson (2005–2022). Previously served as director of Xerox Corporation (2007–2018).

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.
Lorin Patrick Taylor Radtke Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1968)	Board member since 2021

Principal Occupation: Partner and Co-Founder of M Seven 8 Partners LLC, a venture capital firm (since 2016). Formerly Partner, Goldman Sachs (1992–2016).

Other Directorships: Currently serves as director of Assured Guaranty (2021–Present), Virtual Combine (2018–Present), and Mariposa Family Learning Center (2021–Present). Previously served as director of SummerMoon Coffee (2022).

Leah Song Richardson Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1966)	Board member since 2021

Principal Occupation: President of Colorado College (since 2021) and was formerly Dean at University of California, Irvine–School of Law (2017–2021) and formerly Professor of Law at University of California, Irvine (2014–2017).

Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (2009–2021). Other Directorships: None.
James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2006; Chairman since 2017

Principal Occupation: Chairman of Tullis Health Investors–FL LLC (since 2018); CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (1990–2016).

Other Directorships: Currently serves as Chairman of Crane Co. (since 2020, director since 1998), Director of Alphatec Spine (since 2018), and Director of Exagen Inc. (since 2019). Previously served as director of electroCore, Inc. (2018–2020).

Interested Board Members

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Fund as defined in the Act. Mr. Sieg is a board member of each of the 14 investment companies in the Lord Abbett Family of Funds, which consist of 62 investment portfolios. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Board member since 2016	Principal Occupation: Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.
Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014.
Nicholas D. Emguschowa (1986)	Data Protection Officer	Elected in 2022	Assistant General Counsel, joined Lord Abbett in 2018 and was formerly Associate at Shearman & Sterling (2014–2018).
Michael J. Hebert (1976)	Chief Financial Officer and Treasurer	Elected as Chief Financial Officer and Treasurer in 2021	Head of Global Fund Finance, joined Lord Abbett in 2021 and was formerly Vice President at Eaton Vance Management (EVM) (2014–2021) and Calvert Research & Management (CRM) (2016–2021), and Assistant Treasurer of registered investment companies managed, advised or administered by EVM and CRM during such years.
Jennifer C. Karam (1970)	Vice President and Assistant Secretary	Elected in 2022	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2012.
Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014.

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Lawrence B. Stoller (1963)	Vice President, Secretary and Chief Legal Officer	Elected as Vice President and Secretary in 2007 and Chief Legal Officer in 2019	Partner and General Counsel, joined Lord Abbett in 2007.
Victoria Zozulya (1983)	Vice President and Assistant Secretary	Elected in 2022	Counsel, joined Lord Abbett in 2022 and was formerly Senior Director and Counsel at Equitable (2018–2022) and Assistant General Counsel at Neuberger Berman (2014–2018).

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Fund’s Board members. It is available free upon request.

Liquidity Risk Management Program

Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program and Policy (“Program”). The Program is designed to assess, manage and periodically review the Fund’s liquidity risk. Liquidity risk is defined under Rule 22e-4 as the risk that each Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board has appointed Lord Abbett as the administrator for the Fund’s Program. At the May 17-18, 2022 meeting, Lord Abbett provided the Board with a report addressing the operation of the Program and assessing its adequacy and effectiveness of implementation for the period April 1, 2021 through March 31, 2022. Lord Abbett reported that the Program operated effectively during the period. In particular, Lord Abbett reported that: no Fund breached its 15% limit on illiquid investments at any point during the period and all regulatory reporting related to Rule 22e-4 was completed on time and without issue during the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Funds’ prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

Householding

The Trust has adopted a policy that allows it to send only one copy of each Fund’s prospectus, proxy material, annual report and semiannual report (or related notice of internet availability of annual report and semiannual report) to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to each Fund’s portfolio securities, and information on how Lord Abbett voted each Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters as an attachment to Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

Tax Information (unaudited)

The percentages below reflect the portion of ordinary income distributions that are eligible for the corporate dividend received deduction (DRD) and qualified dividend income (QDI) for individual shareholders:

Fund Name	DRD	QDI
Alpha Strategy Fund	42%	68%
Focused Growth Fund	2%	2%
Focused Large Cap Value Fund	14%	14%
Focused Small Cap Value Fund	18%	18%
Fundamental Equity Fund	100%	100%
Global Equity Fund	6%	13%
Growth Leaders Fund	4%	4%
Health Care Fund	16%	26%
International Equity Fund	–	100%
International Opportunities Fund	5%	78%
International Value Fund	98%	1%
Value Opportunities Fund	70%	70%

Additionally, of the distributions paid to the shareholders during the fiscal year ended October 31, 2022, the following amounts represent short-term and long-term capital gains:

Fund Name	Short-Term Capital Gains	Long-Term Capital Gains
Alpha Strategy Fund	$ –	$32,798,605
Focused Growth Fund	5,658,041	1,575,680
Focused Large Cap Value Fund	113,048,516	25,264,481
Focused Small Cap Value Fund	12,980,044	8,108,524
Fundamental Equity Fund	–	209,608,998
Global Equity Fund	865,414	660,919
Growth Leaders Fund	684,515,296	1,278,899,243
Health Care Fund	142,937	385,484
International Equity Fund	–	40,771,804
Value Opportunities Fund	25,755,286	205,400,944

The Funds listed below intend to pass through foreign source income and foreign taxes as follows:

Fund Name	Foreign Source Income	Foreign Taxes
Alpha Strategy Fund	$2,671,230	$91,686
International Opportunities Fund	4,795,520	715,370

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by
LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Securities Trust

Lord Abbett Alpha Strategy Fund

Lord Abbett Focused Growth Fund

Lord Abbett Focused Large Cap Value Fund

Lord Abbett Focused Small Cap Value Fund

Lord Abbett Fundamental Equity Fund

Lord Abbett Global Equity Fund

Lord Abbett Growth Leaders Fund

Lord Abbett Health Care Fund

Lord Abbett International Equity Fund

Lord Abbett International Opportunities Fund

Lord Abbett International Value Fund

Lord Abbett Micro-Cap Growth Fund

Lord Abbett Value Opportunities Fund

LST-2 (12/22)

Item 2:	Code of Ethics.
(a)	In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended October 31, 2022 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	See Item 13(a)(1) concerning the filing of the Code of Ethics.

Item 3:	Audit Committee Financial Expert.
The Registrant’s board of trustees has determined that each of the following independent trustees who are members of the audit committee is an audit committee financial expert: Evelyn E. Guernsey, Karla M. Rabusch and Mark A. Schmid. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended October 31, 2022 and 2021 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2022	2021
Audit Fees {a}	$558,000	$560,000
Audit-Related Fees	- 0 -	- 0 -
Total audit and audit-related fees	558,000	560,000

Tax Fees {b}	0	82,337
All Other Fees	- 0 -	- 0 -

Total Fees	$558,000	$642,337

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended October 31, 2022 and 2021 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and

•	any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended October 31, 2022 and 2021 were:

	Fiscal year ended:

	2022	2021

All Other Fees {a}	$270,000	$220,000

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SOC-1 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended October 31, 2022 and 2021 were:

	Fiscal year ended:

	2022		2021

All Other Fees	$	- 0 -	$	- 0-

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5:	Audit Committee of Listed Registrants.
Not applicable.

Item 6:	Schedule of Investments.
Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.
Not applicable.

Item 11:	Controls and Procedures.
(a)	The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
Not applicable.

Item 13:	Exhibits.
(a)(1)	The Lord Abbett Family of Funds Sarbanes-Oxley Code of Ethics for the Principal Executive Officer and Senior Financial Officers is attached hereto as part of EX-99.CODEETH.

(a)(2)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(b)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT SECURITIES TRUST

By:	/s/ Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

Date: December 22, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

Date: December 22, 2022

By: /s/ Michael J. Hebert
Michael J. Hebert
Chief Financial Officer and Treasurer

Date: December 22, 2022